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INDEX TO FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration Statement No. 333-203147

PROSPECTUS SUPPLEMENT
(to Prospectus dated July 16, 2015)

Up to 1,000,000 Shares
Common Stock

         We have entered into separate equity distribution agreements, each dated November 24, 2015, with Goldman, Sachs & Co., Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated, each a "Sales Agent" and, collectively, the "Sales Agents," relating to the shares of common stock offered by this prospectus supplement and the accompanying prospectus. The equity distribution agreements provide that we may offer and sell up to 1,000,000 shares of our common stock from time to time through the Sales Agents. Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market," as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange ("NYSE") or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. See "Plan of Distribution." As of the date of this prospectus supplement, we have not sold any shares of our common stock under the equity distribution agreements.

         We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

         The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

         Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

         We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

         Our common stock is listed on the NYSE under the symbol "MAIN." On November 23, 2015, the last reported sale price of our common stock on the NYSE was $31.44 per share, and the net asset value per share of our common stock on September 30, 2015 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $21.79.

         Under the terms of the equity distribution agreements, the Sales Agents will receive a commission from us equal to up to 1.0% of the gross sales price of any shares of our common stock sold through the Sales Agents under the equity distribution agreements. The Sales Agents are not required to sell any specific number or dollar amount of common stock, but will use their commercially reasonable efforts consistent with their sales and trading practices to sell the shares of our common stock offered by this prospectus supplement and the accompanying prospectus. We may also sell shares of our common stock to a Sales Agent, as principal for its own respective account, at a price agreed upon at the time of sale. If we sell shares to a Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement. See "Plan of Distribution" beginning on page S-45 of this prospectus supplement.

         Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 15 of the accompanying prospectus to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

         This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

         Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GOLDMAN, SACHS & CO.	RAYMOND JAMES	BAIRD

The date of this prospectus supplement is November 24, 2015

i

ABOUT THE PROSPECTUS

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the common stock we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the Sales Agents have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

Forward-Looking Statements

        Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in the section titled "Risk Factors" in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement or the accompanying prospectus.

ii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled "Selected Financial Data," "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement and the documents identified in the section titled "Available Information" in this prospectus supplement, as well as the section titled "Risk Factors" in the accompanying prospectus.

Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts Main Street's organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly owned by MSCC.

**
Accounted for as a portfolio investment at fair value, as opposed to a consolidated subsidiary.

Overview

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $1.1 million and $0.6 million, respectively. Our total expenses for the nine months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $3.1 million and $1.3 million, respectively. The total contribution of the External Investment Manager to our net investment income consists of the combination of the expenses charged to the External Investment Manager and dividend income from the External Investment Manager. For the three months ended September 30, 2015 and 2014, the total contribution to net investment income was $1.8 million and $0.7 million, respectively. For the nine months ended September 30, 2015 and 2014, the total contribution to net investment income was $4.7 million and $1.5 million, respectively.

        We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has limited correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Private Loan portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of September 30, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	71	86	41
Fair value	$856.4	$669.5	$252.4
Cost	$693.7	$695.2	$273.1
% of portfolio at cost—debt	70.4%	98.5%	94.9%
% of portfolio at cost—equity	29.6%	1.5%	5.1%
% of debt investments at cost secured by first priority lien	89.6%	87.8%	87.6%
Weighted-average annual effective yield(b)	12.3%	8.0%	9.5%
Average EBITDA(c)	$6.1	$97.9	$17.1

(a)
At September 30, 2015, we had equity ownership in approximately 96% of our LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including four LMM portfolio companies, one Middle Market portfolio company and eight Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of portfolio at cost—debt	71.5%	99.8%	95.6%
% of portfolio at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies, and our average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

        As of September 30, 2015, we had Other Portfolio investments in seven companies, collectively totaling approximately $56.9 million in fair value and approximately $61.2 million in cost basis and which comprised approximately 3.0% of our Investment Portfolio (as defined in "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Basis of Presentation" in this prospectus supplement) at fair value. As of December 31, 2014, we had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of September 30, 2015, there was no cost basis in this investment and the investment had a fair value of $32.3 million, which comprised 1.7% of our Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead incur the operating costs associated with employing investment and portfolio management professionals ourselves. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended September 30, 2015 and 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.3% and 1.4%, respectively, on an annualized basis. For the nine months ended September 30, 2015 and 2014, the ratio of our total operating expenses, excluding interest expense as a percentage of our quarterly average total assets was 1.4% and 1.5%, respectively, on an annualized basis and 1.4% for the year ended December 31, 2014.

        The total investment return on our shares of common stock for the nine months ended September 30, 2015 and 2014 was (6.74%) and (1.06%), respectively. Total investment return is based on the purchase of our stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended September 30, 2015 and 2014, the External Investment Manager earned $2.1 million and $0.8 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser. During the nine months ended September 30, 2015 and 2014, the External Investment Manager earned

$5.5 million and $1.7 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide it an incentive to allocate opportunities to HMS Income instead of us.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" in the accompanying prospectus for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" in the accompanying prospectus for a more complete discussion of our business strategies.

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt and equity financing solutions that are tailored to the facts and circumstances of each situation.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" in the accompanying prospectus for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or a refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        During October 2015, we declared a semi-annual supplemental cash dividend of $0.275 per share payable in December 2015. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that we declared for the fourth quarter of 2015 of $0.180 per share for each of October, November and December 2015.

        In October 2015, we led a new portfolio investment totaling $15.5 million of invested capital in Apex Linen Service, Inc. ("Apex Linen") to fund Apex Linen's near-term growth opportunities, with us funding $12.4 million of the investment. Our investment in Apex Linen included a first-lien, senior secured term debt investment and a revolving line of credit. We and our co-investor also provided a commitment for $2.5 million of additional first-lien, senior secured term debt in the near-term future upon the completion of certain conditions. In addition, we and our co-investor are providing Apex Linen a conditional commitment beyond the $2.5 million of additional first-lien, senior secured term debt for additional capital to support its future growth opportunities. Headquartered in Las Vegas, Nevada, and founded in 2010 by long-established industry experts, Apex Linen provides commercial laundry and linen services to the hotel and gaming industry in the Las Vegas metropolitan area.

        In November 2015, we declared regular monthly dividends of $0.180 per share for each month of January, February and March of 2016. These regular monthly dividends equal a total of $0.540 per share for the first quarter of 2016 and represent a 5.9% increase from the regular monthly dividends declared for the first quarter of 2015. Including the regular monthly dividends declared for the first quarter of 2016, we will have paid $16.420 per share in cumulative dividends since our October 2007 initial public offering.

        In November 2015, our Board of Directors (the "Board") increased the size of the Board from six to eight directors and appointed Brian E. Lane and Stephen B. Solcher as directors to fill the vacancies created by the increase to serve until our 2016 Annual Meeting of Stockholders. Mr. Lane was also appointed to serve on the Nominating and Corporate Governance Committee of the Board, and Mr. Solcher was also appointed to serve on the Audit Committee of the Board.

        In November 2015, our Board of Directors promoted certain senior executive officers to the following additional roles at Main Street: Dwayne L. Hyzak as President, Curtis L. Hartman as Vice Chairman, and David L. Magdol as Vice Chairman, effective immediately. Mr. Hyzak has served as our Chief Operating Officer and Senior Managing Director since November 2014; Mr. Hartman has served as our Chief Credit Officer and Senior Managing Director since 2011; and Mr. Magdol has served as our Chief Investment Officer and Senior Managing Director since 2011. In addition, Messrs. Hyzak, Hartman and Magdol also serve as members of our investment committee and have served in various executive roles at Main Street and its predecessor funds since the early 2000's. Messrs. Hyzak, Hartman and Magdol will retain their former titles in addition to the new roles and will also continue to serve as members of our investment committee. Mr. Foster, who was previously our President, will retain the title of Chief Executive Officer and the ongoing responsibilities as the principal executive officer at Main Street along with remaining Chairman of the Board.

        In November 2015, our Board of Directors approved and adopted the Main Street Capital Corporation Deferred Compensation Plan (the "Plan"). The Plan will be effective on January 1, 2016 and at such time will replace the existing Main Street Capital Corporation Deferred Compensation Plan for Non-Employee Directors. Under the Plan, non-employee directors and certain key employees may defer receipt of some or all of their cash compensation, subject to certain limitations. MSCC may also make discretionary employer contributions to the Plan. Individuals participating in the Plan receive distributions of their respective balances based on predetermined payout schedules or other events, as defined by the Plan and are also able to direct investments made on their behalf among investment alternatives permitted from time to time under the Plan, including phantom MSCC stock units.

        In November 2015, we amended our credit facility (the "Credit Facility") to, among other things, (i) reduce the interest rate on borrowings to the applicable LIBOR rate plus 1.875% (or the applicable base rate plus 0.875%) so long as we maintain an investment grade rating and satisfy certain agreed upon excess collateral and leverage requirements, (ii) extend the final maturity by one year to September 2020, with the facility available on a fully revolving basis for the entire term, and (iii) significantly increase the amount of unsecured debt we are permitted to incur, providing us additional financial flexibility in our capital structure. The amended Credit Facility includes the participation of fourteen banks with total commitments of $555.0 million and an accordion feature that allows for an increase in total commitments of up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments. In addition to the extended maturity, we continue to maintain two, one-year extension options under the amended Credit Facility which could extend the final maturity of the facility for up to two additional years.

 The Offering

Common stock offered by us	Up to 1,000,000 shares of our common stock.
Manner of offering

"At the market offering" that may be made from time to time through Goldman, Sachs & Co., Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated, each a "Sales Agent" and, collectively, "Sales Agents," using commercially reasonable efforts. See "Plan of Distribution."

Use of proceeds

If we sell 1,000,000 shares of our common stock at a price of $31.44 per share (the last reported sale price of our common stock on November 23, 2015), we anticipate that our net proceeds, after deducting the sales agent commissions and estimated expenses payable by us will be approximately $30.9 million.

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowing of the initial repayments under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes.

On November 23, 2015, we had approximately $331.0 million outstanding under our Credit Facility. After the November 2015 amendment, our Credit Facility matures in September 2020, unless extended, and bears interest, at our election, on a per annum basis equal to (A)(i) the applicable LIBOR rate plus 1.875% or (ii) the applicable base rate plus 0.875% so long as we maintain an investment grade rating and satisfy certain agreed upon excess collateral and leverage requirements, (B) 0.125% higher in each case so long as we maintain an investment grade rating but not the agreed upon excess collateral and/or leverage requirements, and (C) 0.375% higher in each case so long as we do not maintain an investment grade rating. Amounts repaid under our Credit Facility will remain available for future borrowings.

See "Use of Proceeds" in this prospectus supplement for more information.
Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders' invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for U.S. federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Risk factors	See "Risk Factors" beginning on page 15 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.
New York Stock Exchange symbol	"MAIN"

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	1.00%	(1)
Offering expenses (as a percentage of offering price)	0.80%	(2)
Dividend reinvestment plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	1.80%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.58%	(4)
Interest payments on borrowed funds	3.10%	(5)
Income tax expense	0.58%	(6)
Acquired fund fees and expenses	0.45%	(7)

Total annual expenses	6.71%

(1)
Represents the maximum agent commission with respect to the shares of our common stock sold by us in this offering. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus.

(2)
The percentage reflects estimated offering expenses payable by us of approximately $250,000 for the estimated duration of this offering.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, including the Internal Investment Manager.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(6)
Income tax expense relates to the accrual of (a) deferred tax provision (benefit) on the net unrealized appreciation (depreciation) from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2014.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of up to 1.0% (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$85	$214	$339	$634

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

        Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph depending on, among other things, the market price of our common stock at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all 1,000,000 shares of common stock offered under this prospectus supplement and the accompanying prospectus at a price of $31.44 per share (the last reported sales price of our common stock on November 23, 2015), we estimate that the net proceeds of this offering will be approximately $30.9 million after deducting the estimated sales commission payable to the Sales Agent and our estimated offering expenses.

        We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our Credit Facility. However, through re-borrowing of the initial repayments under our Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results" in the accompanying prospectus.

        On November 23, 2015, we had approximately $331.0 million outstanding under our Credit Facility. After the November 2015 amendment, our Credit Facility matures in September 2020, unless extended, and bears interest, at our election, on a per annum basis equal to (A)(i) the applicable LIBOR rate plus 1.875% or (ii) the applicable base rate plus 0.875% so long as we maintain an investment grade rating and satisfy certain agreed upon excess collateral and leverage requirements, (B) 0.125% higher in each case so long as we maintain an investment grade rating but not the agreed upon excess collateral and/or leverage requirements, and (C) 0.375% higher in each case so long as we do not maintain an investment grade rating. Amounts repaid under our Credit Facility will remain available for future borrowings.

        Affiliates of Goldman, Sachs & Co. and Raymond James & Associates, Inc., Sales Agents in this offering, act as lenders and/or agents under our Credit Facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this Credit Facility, and such affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See "Plan of Distribution" below.

 CAPITALIZATION

        The equity distribution agreements provide that we may offer and sell up to 1,000,000 shares of our common stock from time to time through our Sales Agents for the offer and sale of such common stock. The table below assumes that we will sell all 1,000,000 shares of our common stock at a price of $31.44 per share (the last reported sales price of our common stock at November 23, 2015) but there is no guarantee that there will be any sales of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common stock under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $31.44, depending on the market price of our common stock at the time of any such sale.

        The following table sets forth our capitalization:

  •
  on an actual basis as of September 30, 2015; and

  •
  on an as adjusted basis giving effect to the assumed sale of 1,000,000 shares of our common stock at a price of $31.44 per share (the last reported sales price of our common stock on November 23, 2015) less commissions and expenses payable by us.

        This table should be read in conjunction with "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	As of September 30, 2015
	Actual	As-adjusted for this Offering
	(Unaudited)
	(in thousands, except shares)
Cash and cash equivalents	$35,295	$35,295
Marketable securities and idle funds investments (cost: $6,641)	4,583	4,583

Total cash and cash equivalents, marketable securities and idle funds investments	$39,878	$39,878

SBIC debentures (par: $225,000; par of $75,200 is recorded at a fair value of $73,804)	$223,604	$223,604
Credit facility(1)	346,000	315,124
4.50% Notes	175,000	175,000
6.125% Notes	90,740	90,740
Net asset value:
Common stock, $0.01 par value per share (150,000,000 shares authorized; 50,079,178 and 51,079,178 shares issued and outstanding, actual and as adjusted for this offering, respectively)	500	510
Additional paid-in capital	998,123	1,028,989
Accumulated net investment income, net of cumulative dividends of $382,083	13,927	13,927
Accumulated net realized gain from investments (accumulated net realized gain from investments of $31,284 before cumulative dividends of $62,945)	(31,661)	(31,661)
Net unrealized appreciation, net of income taxes	110,092	110,092

Total net asset value	1,090,981	1,121,857

Total capitalization	$1,926,325	$1,926,325

(1)
As of November 23, 2015, we had approximately $331.0 million outstanding under our Credit Facility outstanding. This table has not been adjusted to reflect the changes in our outstanding borrowings under the Credit Facility subsequent to September 30, 2015.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of MSCC and its subsidiaries as of and for the years ended December 31, 2014, 2013, 2012, 2011and 2010 and as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014. The selected financial data as of and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data as of September 30, 2015, and for the nine months ended September 30, 2015 and 2014, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the nine months ended September 30, 2015 and 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. You should read this selected financial and other data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes thereto in the accompanying prospectus and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	Nine Months Ended September 30,		Years Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
	(Unaudited)		(dollars in thousands)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$120,250	$101,447	$139,939	$115,158	$88,858	$65,045	$35,645
Interest from idle funds and other	846	557	824	1,339	1,662	1,195	863

Total investment income	121,096	102,004	140,763	116,497	90,520	66,240	36,508

Expenses:
Interest	(23,755)	(16,713)	(23,589)	(20,238)	(15,631)	(13,518)	(9,058)
Compensation	(11,055)	(9,115)	(12,337)	(8,560)	—	—	—
General and administrative	(6,271)	(5,279)	(7,134)	(4,877)	(2,330)	(2,483)	(1,437)
Share-based compensation	(4,592)	(3,034)	(4,215)	(4,210)	(2,565)	(2,047)	(1,489)
Expenses reimbursed to Internal Investment Manager	—	—	—	(3,189)	(10,669)	(8,915)	(5,263)
Expenses charged to the External Investment Manager	3,133	1,343	2,048	—	—	—	—

Total expenses	(42,540)	(32,798)	(45,227)	(41,074)	(31,195)	(26,963)	(17,247)

Net investment income	78,556	69,206	95,536	75,423	59,325	39,277	19,261
Total net realized gain (loss) from investments	(9,037)	10,789	23,206	7,277	16,479	2,639	(2,880)
Total net realized loss from SBIC debentures	—	—	—	(4,775)	—	—	—
Total net change in unrealized appreciation (depreciation) from investments	21,195	17,938	(776)	14,503	44,464	34,989	13,046
Total net change in unrealized appreciation (depreciation) from SBIC debentures and investment in the Internal Investment Manager	(823)	(10,778)	(10,931)	4,392	(5,004)	(6,511)	6,593
Income tax benefit (provision)	7,004	(8,401)	(6,287)	35	(10,820)	(6,288)	(941)
Bargain purchase gain	—	—	—	—	—	—	4,891

Net increase in net assets resulting from operations	96,895	78,754	100,748	96,855	104,444	64,106	39,970
Noncontrolling interest	—	—	—	—	(54)	(1,139)	(1,226)

Net increase in net assets resulting from operations attributable to common stock	$96,895	$78,754	$100,748	$96,855	$104,390	$62,967	$38,744

Net investment income per share—basic and diluted	$1.61	$1.61	$2.20	$2.06	$2.01	$1.69	$1.16
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$1.99	$1.83	$2.31	$2.65	$3.53	$2.76	$2.38
Weighted average shares outstanding—basic and diluted	48,681,260	43,027,105	43,522,397	36,617,850	29,540,114	22,850,299	16,292,846

			As of December 31,
	As of September 30, 2015
			2014	2013	2012		2011		2010
	(Unaudited)		(dollars in thousands)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$1,867,434		$1,563,330	$1,286,188	$924,431		$658,093		$407,987
Marketable securities and idle funds investments	4,583		9,067	13,301	28,535		26,242		9,577
Cash and cash equivalents	35,295		60,432	34,701	63,517		42,650		22,334
Deferred tax asset, net	—		—	—	—		—		1,958
Interest receivable and other assets	35,276		46,406	16,054	14,580		6,539		4,524
Deferred financing costs, net of accumulated amortization	12,779		14,550	9,931	5,162		4,168		2,544

Total assets	$1,955,367		$1,693,785	$1,360,175	$1,036,225		$737,692		$448,924

Liabilities and net assets:
Credit facility	$346,000		$218,000	$237,000	$132,000		$107,000		$39,000
SBIC debentures at fair value(1)	223,604		222,781	187,050	211,467		201,887		155,558
4.50% Notes	175,000		175,000	—	—		—		—
6.125% Notes	90,740		90,823	90,882	—		—		—
Payable for securities purchased	5,453		14,773	27,088	20,661		—		—
Deferred tax liability, net	663		9,214	5,940	11,778		3,776		—
Dividend payable	9,014		7,663	6,577	5,188		2,856		—
Accounts payable and other liabilities	8,917		10,701	10,549	8,593		7,001		1,188
Interest payable	4,995		4,848	2,556	3,562		3,984		3,195

Total liabilities	864,386		753,803	567,642	393,249		326,504		198,941
Total net asset value	1,090,981		939,982	792,533	642,976		405,711		245,535
Noncontrolling interest	—		—	—	—		5,477		4,448

Total liabilities and net assets	$1,955,367		$1,693,785	$1,360,175	$1,036,225		$737,692		$448,924

Other data:
Weighted average effective yield on LMM debt investments(2)	12.3%		13.2%	14.7%	14.3%		14.8%		14.5%
Number of LMM portfolio companies	71		66	62	56		54		44
Weighted average effective yield on Middle Market debt investments(2)	8.0%		7.8%	7.8%	8.0%		9.5%		10.5%
Number of Middle Market portfolio companies	86		86	92	79		57		32
Weighted average effective yield on Private Loan debt investments(2)	9.5%		10.1%	11.3%	14.8%		—		—
Number of Private Loan portfolio companies	41		31	15	9		—		—
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	3.4	%(4)	5.8%	5.8%	8.2	%(3)	9.8	%(3)	8.8	%(3)
Operating expenses	4.0	%(4)	5.1%	5.8%	6.1	%(3)	8.0	%(3)	8.3	%(3)
Operating expenses, excluding interest expense	1.8	%(4)	2.4%	3.0%	3.0	%(3)	4.0	%(3)	4.0	%(3)

(1)
SBIC debentures for September 30, 2015 and December 31, 2014, 2013, 2012, 2011, 2010 are $225,000, $225,000, $200,200, $225,000, $220,000 and $180,000 at par, respectively, with par of $75,200 for September 30, 2015, December 31, 2014 and 2013, $100,000 for December 31, 2012, and $95,000 for December 31, 2011 and 2010 recorded at fair value of $73,804, $72,981, $62,050, $86,467, 76,887 and $70,558, as of September 30, 2015 and December 31, 2014, 2013, 2012, 2011, 2010, respectively.

(2)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(3)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(4)
Not annualized.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and the notes thereto included elsewhere in this prospectus supplement.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Forward-Looking Statements" in this prospectus supplement and "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in the accompanying prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit

MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis. Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $1.1 million and $0.6 million, respectively. Our total expenses for the nine months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $3.1 million and $1.3 million, respectively. The total contribution of the External Investment Manager to our net investment income consists of the combination of the expenses charged to the External Investment Manager and dividend income from the External Investment Manager. For the three months ended September 30, 2015 and 2014, the total contribution to net investment income was $1.8 million and $0.7 million, respectively. For the nine months ended September 30, 2015 and 2014, the total contribution to net investment income was $4.7 million and $1.5 million, respectively.

        We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has limited correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Private Loan portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of September 30, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	71	86	41
Fair value	$856.4	$669.5	$252.4
Cost	$693.7	$695.2	$273.1
% of portfolio at cost—debt	70.4%	98.5%	94.9%
% of portfolio at cost—equity	29.6%	1.5%	5.1%
% of debt investments at cost secured by first priority lien	89.6%	87.8%	87.6%
Weighted-average annual effective yield(b)	12.3%	8.0%	9.5%
Average EBITDA(c)	$6.1	$97.9	$17.1

(a)
At September 30, 2015, we had equity ownership in approximately 96% of our LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including four LMM portfolio companies, one Middle Market portfolio company and eight Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of portfolio at cost—debt	71.5%	99.8%	95.6%
% of portfolio at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies, and our average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

        As of September 30, 2015, we had Other Portfolio investments in seven companies, collectively totaling approximately $56.9 million in fair value and approximately $61.2 million in cost basis and which comprised approximately 3.0% of our Investment Portfolio (as defined in "—Critical Accounting Policies—Basis of Presentation" below) at fair value. As of December 31, 2014, we had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of September 30, 2015, there was no cost basis in this investment and the investment had a fair value of $32.3 million, which comprised 1.7% of our Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead incur the operating costs associated with employing investment and portfolio management professionals ourselves. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended September 30, 2015 and 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.3% and 1.4%, respectively, on an annualized basis. For the nine months ended September 30, 2015 and 2014, the ratio of our total operating expenses, excluding interest expense as a percentage of our quarterly average total assets was 1.4% and 1.5%, respectively, on an annualized basis and 1.4% for the year ended December 31, 2014.

        The total investment return on our shares of common stock for the nine months ended September 30, 2015 and 2014 was (6.74%) and (1.06%), respectively. Total investment return is based on the purchase of our stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended September 30, 2015 and 2014, the External Investment Manager earned $2.1 million and $0.8 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser. During the nine months ended September 30, 2015 and 2014, the External Investment Manager earned $5.5 million and $1.7 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide it an incentive to allocate opportunities to HMS Income instead of us.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager, but excludes all "Marketable securities and idle funds investments". "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our consolidated balance sheets and consolidated schedules of investments due to the nature of such investments. Our results of operations for the three and nine months ended September 30, 2015 and 2014, cash flows for the nine months ended September 30, 2015 and 2014, and financial position as of September 30, 2015 and December 31, 2014, are presented on a consolidated basis. The effects of all intercompany transactions between us and our consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform to the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        Our accompanying unaudited consolidated financial statements are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2015 and 2014 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating other entities in which we have equity investments, including those in which we have a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us or to one of our portfolio companies. Accordingly, as noted above, our consolidated financial statements include the financial position and operating results for the Funds and the Taxable Subsidiaries. Our consolidated financial statements also include the financial position and operating results for our wholly owned operating subsidiary, Main Street Capital Partners, LLC, ("MSCP"), as the wholly owned subsidiary provides all of its services directly or indirectly to Main Street or our portfolio companies. We have determined that all of our portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, our Investment Portfolio is carried on the consolidated balance sheet at fair value with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Investment Portfolio Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of September 30, 2015 and December 31, 2014, our Investment Portfolio valued at fair value represented approximately 96% and 92% of our total assets, respectively. We are required to report our investments at fair value. We follow the provisions of FASB ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Our portfolio strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We categorize some of our investments in LMM companies and Middle Market companies as Private Loan investments which are investments, generally in debt instruments, that we originate on a collaborative basis with other investment funds, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Our portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policies and processes are intended to provide a consistent basis for determining the fair value of our Investment Portfolio.

        For LMM portfolio investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for our LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for our LMM debt investments. For Middle Market portfolio investments, we primarily use quoted prices in the valuation process. We determine the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For our Other Portfolio equity investments, we generally calculate the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for our portfolio investments estimate the value of the investment as if we were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, we estimate the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then perform a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in our determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, we allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, we assume the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which we believe is consistent with our past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, we use the income approach to determine the fair value of debt securities, based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of our debt securities is generally the legal maturity date of the instrument, as we generally intend to hold our loans and debt securities to maturity. The Yield-to-Maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that we use to estimate the fair value of our debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, we may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of our interests in the investment fund.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our portfolio investments quarterly. In addition to our internal valuation process, in determining the estimates of fair value for our investments in LMM portfolio companies, we, among other things, consult with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding our determinations of the fair value of our LMM portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. We consulted with our independent financial advisory services firm in arriving at our determination of fair value on our investments in a total of 44 LMM portfolio companies for the nine months ended September 30, 2015, representing approximately 75% of the total LMM portfolio at fair value as of September 30, 2015, and on a total of 42 LMM portfolio companies for the nine months ended September 30, 2014, representing approximately 74% of the total LMM portfolio at fair value as of September 30, 2014. Excluding our investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of September 30, 2015 and 2014, as applicable, and our investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by our independent financial advisory services firm for the nine months ended September 30, 2015 and 2014 was 82% and 83% of the total LMM portfolio at fair value as of September 30, 2015 and 2014, respectively.

        For valuation purposes, all of our Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, we use observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method. We do not generally consult with any financial advisory services firms in connection with determining the fair value of our Middle Market debt investments.

        For valuation purposes, all of our Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding our determinations of the fair value of our Private Loan portfolio company investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments. Our Other Portfolio investments comprised approximately 3.0% and 3.8%, respectively, of our Investment Portfolio at fair value as of September 30, 2015 and December 31, 2014. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we generally determine the fair value of our investments using the NAV valuation method. For Other Portfolio debt investments, we generally determine the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, our investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market comparables. This valuation approach estimates the value of the investment as if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        Our Board of Directors has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our Investment Portfolio as of September 30, 2015 and December 31, 2014 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policies, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold certain debt and preferred equity instruments in our Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We stop accruing PIK interest and cumulative dividends and write off any accrued and uncollected interest and dividends in arrears when we determine that such PIK interest and dividends in arrears are no longer collectible. For the three months ended September 30, 2015 and 2014, (i) approximately 2.2% and 2.5%, respectively, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.2% and 1.8%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash. For the nine months ended September 30, 2015 and 2014, (i) approximately 2.1% and 3.9%, respectively, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.0% and 1.4%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

  Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with us for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from their book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

        MSCC's wholly owned subsidiary MSCP is included in our consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Taxable Subsidiaries and MSCP use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        Our LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual revenues between $10 million and $150 million, and our LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, we receive nominally priced equity warrants and/or make direct equity investments in connection with a debt investment.

        Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Private Loan portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments we hold in our LMM portfolio and Middle Market portfolio. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $1.1 million and $0.6 million, respectively. Our total expenses for the nine months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $3.1 million and $1.3 million, respectively. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	September 30, 2015	December 31, 2014
First lien debt	76.1%	75.7%
Equity	12.6%	11.6%
Second lien debt	9.0%	10.0%
Equity warrants	1.3%	1.5%
Other	1.0%	1.2%

	100.0%	100.0%

Fair Value:	September 30, 2015	December 31, 2014
First lien debt	67.3%	66.9%
Equity	23.0%	21.9%
Second lien debt	8.2%	9.2%
Equity warrants	0.8%	1.0%
Other	0.7%	1.0%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including: (1) investing in companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio. Please see "Risk Factors—Risks Related to Our Investments" contained in our Form 10-K for the fiscal year ended December 31, 2014 and "Risk Factors" below for a more complete discussion of the risks involved with investing in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

    All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of September 30, 2015 and December 31, 2014:

	As of September 30, 2015		As of December 31, 2014
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(in thousands, except percentages)
1	$308,947	36.1%	$287,693	39.2%
2	149,100	17.4%	133,266	18.2%
3	280,574	32.8%	239,100	32.6%
4	117,500	13.7%	61,475	8.4%
5	250	0.0%	11,657	1.6%

Total	$856,371	100.0%	$733,191	100.0%

        Based upon our investment rating system, the weighted-average rating of our LMM portfolio was approximately 2.2 as of both September 30, 2015 and December 31, 2014.

        As of September 30, 2015, our total Investment Portfolio had four investments on non-accrual status, which included one fully-impaired debt investment and comprised approximately 0.2% of its fair value and 3.0% of our cost. As of December 31, 2014, our total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost.

        The operating results of our portfolio companies are impacted by changes in the broader fundamentals of the United States economy. In the event that the United States economy contracts, it is likely that the financial results of small-to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended September 30, 2015 and September 30, 2014

	Three Months Ended September 30,		Net Change
	2015	2014	Amount	%
	(in thousands)
Total investment income	$42,608	$36,351	$6,257	17%
Total expenses	(14,747)	(11,464)	(3,283)	29%

Net investment income	27,861	24,887	2,974	12%
Net realized gain (loss) from investments	(1,343)	15,710	(17,053)
Net change in net unrealized appreciation (depreciation) from:
Portfolio investments	(8,389)	(6,891)	(1,498)
SBIC debentures and marketable securities and idle funds	(698)	(9,175)	8,477

Total net change in net unrealized appreciation (depreciation)	(9,087)	(16,066)	6,979
Income tax benefit (provision)	3,237	(2,962)	6,199

Net increase in net assets resulting from operations	$20,668	$21,569	$(901)	(4)%

	Three Months Ended September 30,		Net Change
	2015	2014	Amount	%
	(in thousands, except per share amounts)
Net investment income	$27,861	$24,887	$2,974	12%
Share-based compensation expense	1,651	1,208	443	37%

Distributable net investment income(a)	$29,512	$26,095	$3,417	13%

Distributable net investment income per share—Basic and diluted(a)	$0.59	$0.58	$0.01	2%

(a)
Distributable net investment income is net investment income as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and related per share amounts is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income in accordance with U.S. GAAP to distributable net investment income is presented in the table above.

  Investment Income

        For the three months ended September 30, 2015, total investment income was $42.6 million, a 17% increase over the $36.4 million of total investment income for the corresponding period of 2014. This comparable period increase was principally attributable to (i) a $6.5 million increase in interest income primarily from higher average levels of portfolio debt investments and (ii) a $1.0 million increase in dividend income from Investment Portfolio equity investments, with these increases partially offset by a $1.4 million decrease in fee income. The $6.3 million increase in total investment income in the three months ended September 30, 2015 includes a $1.1 million net decrease in investment income related to accelerated prepayment and repricing activity and other one-time fees for certain Investment Portfolio debt investments and a decrease of $0.4 million related to unusual dividend income activity during the period when compared to the same period in 2014.

  Expenses

        For the three months ended September 30, 2015, total expenses increased to $14.7 million from $11.5 million for the corresponding period of 2014. This comparable period increase in operating expenses was principally attributable to (i) a $2.3 million increase in interest expense, primarily as a result of the issuance of our 4.50% Notes due 2019 (the "4.50% Notes") in November 2014, (ii) a $0.7 million increase in compensation expense related to increases in the number of personnel, base compensation levels and incentive compensation accruals, (iii) a $0.4 million increase in share-based compensation expense, and (iv) a $0.3 million increase in general and other administrative expenses, with these increases partially offset by a $0.5 million increase in the expenses charged to the External Investment Manager (see further discussion in "Overview"), in each case when compared to the prior year. For the three months ended September 30, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.3% on an annualized basis, compared to 1.4% on an annualized basis for the three months ended September 30, 2014 and 1.4% for the year ended December 31, 2014.

  Distributable Net Investment Income

        For the three months ended September 30, 2015, distributable net investment income increased 13% to $29.5 million, or $0.59 per share, compared with $26.1 million, or $0.58 per share, in the corresponding period of 2014. The increase in distributable net investment income was primarily due to the higher level of total investment income, partially offset by higher operating expenses as discussed above. Distributable net investment income on a per share basis for the three months ended September 30, 2015 reflects (i) a decrease of approximately $0.03 per share from the comparable period in 2014 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain Investment Portfolio debt investments, (ii) a decrease of approximately $0.01 per share attributable to the change in the unusual dividend income as discussed above and (iii) a greater number of average shares outstanding compared to the corresponding period in 2014 primarily due to the March 2015 equity offering.

  Net Investment Income

        Net investment income for the three months ended September 30, 2015 was $27.9 million, or a 12% increase, compared to net investment income of $24.9 million for the corresponding period of 2014. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher operating expenses as discussed above.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the three months ended September 30, 2015 was $20.7 million, or $0.41 per share, compared with $21.6 million, or $0.48 per share, during the three months ended September 30, 2014. This decrease from the prior year period was primarily the result of a $17.1 million change in the net realized gain/loss from investments from a net realized gain of $15.7 million during the three months ended September 30, 2014 to a net realized loss of $1.3 million for the three months ended September 30, 2015, partially offset by (i) a $3.0 million increase in net investment income as discussed above, (ii) a $7.0 million improvement in the net change in unrealized depreciation to net unrealized depreciation of $9.1 million for the three months ended September 30, 2015, and (iii) a $6.2 million change in the income tax benefit/provision from the prior year period to an income tax benefit of $3.2 million for the three months ended September 30, 2015.

The net realized loss of $1.3 million for the three months ended September 30, 2015 was primarily the result of the net realized losses on the restructure of a Private Loan investment of $6.0 million and on the exits of Marketable securities and idle funds investments of $1.1 million, partially offset by the net realized gain on the exit of a LMM investment of $6.0 million.

        The following table provides a summary of the total net change in unrealized depreciation of $9.1 million for the three months ended September 30, 2015:

	Three Months Ended September 30, 2015
	LMM(a)	Middle Market	Private Loan	Other(b)	Total
	(dollars in millions)
Accounting reversals of net unrealized (appreciation) depreciation recognized in prior periods due to net realized gains/(losses) recognized during period	$(5.7)	$(0.3)	$5.4	$(0.1)	$(0.7)
Net unrealized appreciation (depreciation) relating to portfolio investments	17.0	(15.6)	(8.3)	(0.7)	(7.6)

Total net unrealized appreciation (depreciation) relating to portfolio investments	$11.3	$(15.9)	$(2.9)	$(0.8)	$(8.3)

Net unrealized depreciation relating to marketable securities					(0.7)
Unrealized depreciation relating to SBIC debentures(c)					(0.1)

Total net unrealized depreciation					$(9.1)

(a)
LMM includes unrealized appreciation on 18 LMM portfolio investments and unrealized depreciation on 10 LMM portfolio investments.

(b)
Other includes $2.4 million of unrealized appreciation relating to the External Investment Manager, offset by $3.1 million of net unrealized depreciation relating to the Other Portfolio.

(c)
Relates to unrealized depreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis.

        The income tax benefit for the three months ended September 30, 2015 of $3.2 million principally consisted of (i) a deferred tax benefit of $2.7 million, which is primarily the result of the net activity relating to our portfolio investments held in our Taxable Subsidiaries, including changes in net operating loss carryforwards, changes in net unrealized appreciation/depreciation and other temporary book tax differences, and an other current tax benefit of $0.5 million, which is primarily related to a $0.7 million benefit for U.S. federal income, state and other taxes, partially offset by $0.2 million in excise taxes.

  Comparison of the nine months ended September 30, 2015 and September 30, 2014

	Nine Months Ended September 30,		Net Change
	2015	2014	Amount	%
	(in thousands)
Total investment income	$121,096	$102,004	$19,092	19%
Total expenses	(42,540)	(32,798)	(9,742)	30%

Net investment income	78,556	69,206	9,350	14%
Net realized gain (loss) from investments	(9,037)	10,789	(19,826)	(184)%
Net change in net unrealized appreciation (depreciation) from:
Portfolio investments	21,716	17,018	4,698
SBIC debentures and marketable securities and idle funds	(1,344)	(9,858)	8,514

Total net change in net unrealized appreciation (depreciation)	20,372	7,160	13,212
Income tax benefit (provision)	7,004	(8,401)	15,405

Net increase in net assets resulting from operations	$96,895	$78,754	$18,141	23%

	Nine Months Ended September 30,		Net Change
	2015	2014	Amount	%
	(in thousands, except per share amounts)
Net investment income	$78,556	$69,206	$9,350	14%
Share-based compensation expense	4,592	3,034	1,558	51%

Distributable net investment income(a)	83,148	72,240	10,908	15%
Distributable net investment income per share—Basic and diluted(a)	$1.71	$1.68	$0.03	2%

(a)
Distributable net investment income is net investment income as determined in accordance with U.S. GAAP, excluding the impact of share based compensation expense which is non cash in nature. We believe presenting distributable net investment income and related per share amounts is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share based compensation does not require settlement in cash. However, distributable net investment income is a non U.S. GAAP measure and should not be considered as a replacement to net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income in accordance with U.S. GAAP to distributable net investment income is presented in the table above.

  Investment Income

        For the nine months ended September 30, 2015, total investment income was $121.1 million, a 19% increase over the $102.0 million of total investment income for the corresponding period of 2014. This comparable period increase was principally attributable to (i) a $15.7 million increase in interest income primarily related to $17.6 million of interest income from higher average levels of portfolio debt investments, (ii) a $1.2 million increase in fee income and (iii) a $1.9 million increase in dividend income from Investment Portfolio equity investments. The $19.1 million increase in total investment income in the nine months ended September 30, 2015 includes a decrease of $1.5 million of total investment income related to higher accelerated prepayment and repricing activity and other one-time fees for certain Investment Portfolio debt investments when compared to the same period in 2014, which such decrease consisting of a decrease in interest income of $1.8 million relating to accelerated prepayments or repricing activity, partially offset by an increase in fee income of $0.3 million relating to such activity and other one-time transactions, and a decrease of $0.9 million related to unusual dividend income activity during the period when compared to the same period in 2014.

  Expenses

        For the nine months ended September 30, 2015, total expenses increased to $42.5 million from $32.8 million for the corresponding period of 2014. This comparable period increase in operating expenses was principally attributable to (i) a $7.0 million increase in interest expense, primarily as a result of the issuance of our 4.50% Notes in November 2014 when compared to the prior year period, (ii) a $1.9 million increase in compensation expense related to increases in the number of personnel, base compensation levels and incentive compensation accruals, (iii) a $1.6 million increase in share-based compensation expense and (iv) a $1.0 million increase in general and other administrative expenses, with these increases partially offset by a $1.8 million increase in the expenses charged to the External Investment Manager (see further discussion in "Overview"), in each case when compared to the prior year. For the nine months ended September 30, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% on an annualized basis, compared to 1.5% on an annualized basis for the nine months ended September 30, 2014 and 1.4% for the year ended December 31, 2014.

  Distributable Net Investment Income

        For the nine months ended September 30, 2015, distributable net investment income increased 15% to $83.1 million, or $1.71 per share, compared with $72.2 million, or $1.68 per share, in the corresponding period of 2014. The increase in distributable net investment income was primarily due to the higher level of total investment income, partially offset by higher operating expenses as discussed above. Distributable net investment income on a per share basis for the nine months ended September 30, 2015 reflects (i) a decrease of approximately $0.04 per share from the comparable period in 2014 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain Investment Portfolio debt investments as discussed above, (ii) a decrease of approximately $0.02 per share attributable to the change in the unusual dividend income as discussed above and (iii) a greater number of average shares outstanding compared to the corresponding period in 2014 primarily due to the April 2014 and March 2015 equity offerings.

  Net Investment Income

        Net investment income for the nine months ended September 30, 2015 was $78.6 million, or a 14% increase, compared to net investment income of $69.2 million for the corresponding period of 2014. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher operating expenses as discussed above.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the nine months ended September 30, 2015 was $96.9 million, or $1.99 per share, compared with $78.8 million, or $1.83 per share, during the nine months ended September 30, 2014. This increase from the prior year period was primarily the result of (i) a $9.4 million increase in net investment income as discussed above and (ii) a $13.2 million increase in net change in unrealized appreciation to net unrealized appreciation of $20.4 million for the nine months ended September 30, 2015 and (iii) a $15.4 million change in the income tax benefit/provision from the prior year period to an income tax benefit of $7.0 million for the nine months ended September 30, 2015, with these changes partially offset by a $19.8 million change in the net realized gain/loss from investments from a net realized gain of $10.8 million during the nine months ended September 30, 2014 to a net realized loss of $9.0 million for the nine months ended September 30, 2015. The net realized loss of $9.0 million for the nine months ended September 30, 2015 was primarily the result of the net realized losses on the restructure of two Middle Market investments of $9.1 million and of a Private Loan investment of $6.0 million, the exit of Private Loan investment of $4.7 million and exits of several Marketable securities and idle funds investments of $1.1 million, partially offset by the net realized gains on two exits of LMM investments totaling $9.3 million and from an Other Portfolio investment of $2.5 million.

        The following table provides a summary of the total net change in unrealized appreciation of $20.4 million for the nine months ended September 30, 2015:

	Nine Months Ended September 30, 2015
	LMM(a)	MM	PL	Other(b)	Total
	(dollars in millions)
Accounting reversals of net unrealized (appreciation) depreciation recognized in prior periods due to net realized (gains)/losses recognized during period	$(8.6)	$7.3	$7.4	$(2.6)	$3.5
Net unrealized appreciation (depreciation) relating to portfolio investments	37.5	(13.9)	(17.6)	12.2	18.2

Total net unrealized appreciation (depreciation) relating to portfolio investments	$28.9	$(6.6)	$(10.2)	$9.6	$21.7

Net unrealized depreciation relating to marketable securities					(0.5)
Unrealized depreciation relating to SBIC debentures(c)					(0.8)

Total net unrealized appreciation					$20.4

(a)
LMM includes unrealized appreciation on 36 LMM portfolio investments and unrealized depreciation on 18 LMM portfolio investments.

(b)
Other includes $16.7 million of unrealized appreciation relating to the External Investment Manager, offset by $4.5 million of net unrealized depreciation relating to the Other Portfolio.

(c)
Relates to unrealized depreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis.

        The income tax benefit for the nine months ended September 30, 2015 of $7.0 million principally consisted of a deferred tax benefit of $8.5 million, which is primarily the result of the net activity relating to our portfolio investments held in our Taxable Subsidiaries including changes in net operating loss carryforwards, changes in net unrealized appreciation/depreciation and temporary book tax differences, partially offset by other current taxes of $1.5 million, which includes $0.8 million related to accruals for U.S. federal income, state and other taxes and $0.7 million for excise taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the nine months ended September 30, 2015, we experienced a net decrease in cash and cash equivalents in the amount of $25.1 million, which is the net result of $203.5 million of cash used for our operating activities and $178.4 million of cash provided by financing activities.

        During the period, we used $203.5 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the operating profits earned through our operating activities totaling $74.8 million, which is our $83.1 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $6.5 million, payment-in-kind interest income of $2.5 million, cumulative dividends of $1.2 million and the amortization expense for deferred financing costs of $1.9 million, (ii) cash uses totaling $736.6 million which primarily resulted from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2014, which together total $727.1 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2014, which together total $4.5 million, (c) $2.9 million related to decreases in payables and accruals and (d) increases in other assets of $2.1 million, and (iii) cash proceeds totaling $458.3 million from (a) $451.2 million in cash proceeds from the repayments of debt investments and sales of equity investments and (b) $7.1 million of cash proceeds from the sale of Marketable securities and idle funds investments.

        During the nine months ended September 30, 2015, $178.4 million in cash was provided by financing activities, which principally consisted of (i) $127.8 million in net cash proceeds from a public equity offering in March 2015 and (ii) $128.0 million in net cash proceeds from the Credit Facility, partially offset by (iii) $75.5 million in cash dividends paid to stockholders and (iv) $1.7 million for the purchase of vested restricted stock from employees to satisfy their tax withholding requirements and (v) $0.2 million for payment of deferred loan costs, SBIC debenture fees and other costs.

  Capital Resources

        As of September 30, 2015, we had $35.3 million in cash and cash equivalents, $4.6 million in Marketable securities and idle funds investments and $251.5 million of unused capacity under the Credit Facility, which we maintain to support our investment and operating activities. As of September 30, 2015, our net asset value totaled $1,091.0 million, or $21.79 per share.

        The Credit Facility provides for commitments from a diversified group of fifteen lenders, matures in September 2019 and was amended during April 2015 to increase the total commitments from $572.5 million to $597.5 million and increase the accordion feature of the Credit Facility from $650.0 million to $750.0 million. The accordion feature allows us to increase the total commitments under the facility from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.20% as of September 30, 2015) plus 2.00%, as long as we maintain an investment grade rating (or 2.25% if we do not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of September 30, 2015) plus 1.00%, as long as we maintain an investment grade rating (or 1.25% if we do not maintain an investment grade rating). We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership or assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2019, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval. As of September 30, 2015, we had $346.0 million in borrowings outstanding under the Credit Facility, the interest rate on the Credit Facility was 2.2% and we were in compliance with all financial covenants of the Credit Facility. During the three months ended September 30, 2015, the average interest rate on the Credit Facility was 2.2%.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA subject to a regulatory leverage limit, up to a regulatory maximum amount of debentures of $225.0 million. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. On September 30, 2015, through our two wholly owned SBICs, we had $225.0 million of outstanding SBIC debentures guaranteed by the SBA, which bear a weighted average annual fixed interest rate of approximately 4.2%, paid semi-annually, and mature ten years from issuance. The first maturity related to our SBIC debentures does not occur until 2017, and the remaining weighted average duration is approximately 5.8 years as of September 30, 2015.

        In April 2013, we issued $92.0 million, including the underwriters' full exercise of their over-allotment option, in aggregate principal amount of the 6.125% Notes. The 6.125% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. We may from time to time repurchase 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2015, the outstanding balance of the 6.125% Notes was $90.7 million.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 6.125% Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

        In November 2014, we issued $175.0 million in aggregate principal amount of the 4.50% Notes at an issue price of 99.53%. The 4.50% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make whole provisions. The 4.50% Notes bear interest at a rate of 4.50% per year payable semi-annually on June 1 and December 1 of each year, beginning June 1, 2015. We may from time to time repurchase 4.50% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2015, the outstanding balance of the 4.50% Notes was $175.0 million.

        The indenture governing the 4.50% Notes (the "4.50% Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 4.50%

Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes Indenture.

        During April 2014, we completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by us, of approximately $139.7 million.

        During March 2015, we completed a follow-on public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by us, of approximately $127.8 million.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to us.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2015 annual meeting of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Code to spillover certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public equity and debt offerings, our $597.5 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. If finalized, the new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. We are currently evaluating the impact the adoption of this new accounting standard will have on our financial statements.

        In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which changes the presentation of debt issuance costs in financial statements. ASU 2015-03 requires an entity to present such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. It is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The new guidance will be applied retrospectively to each prior period presented. The impact of the adoption of this new accounting standard on our consolidated financial statements is currently being evaluated.

        In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements—Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. The impact of the adoption of this new accounting standard on our consolidated financial statements is currently being evaluated.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards and any that are not yet effective will not have a material impact on our financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for labor, raw materials and third party services and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At September 30, 2015, we had a total of $140.8 million in outstanding commitments comprised of (i) 25 investments with commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) eight investments with capital commitments that had not been fully called.

  Contractual Obligations

        As of September 30, 2015, the future fixed commitments for cash payments in connection with our SBIC debentures and the 4.50% Notes and the 6.125% Notes for each of the next five years and thereafter are as follows:

	2015	2016	2017	2018	2019	2020 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$—	$15,000	$10,200	$20,000	$179,800	225,000
Interest due on SBIC debentures	—	9,446	9,423	8,130	7,807	17,601	52,407
Notes 6.125%	—	—	—	—	—	90,740	90,740
Interest due on 6.125% Notes	1,388	5,558	5,558	5,558	5,558	19,453	43,073
4.50% Notes	—	—	—	—	175,000	—	175,000
Interest due on 4.50% Notes	3,938	7,875	7,875	7,875	7,875	—	35,438

Total	$5,326	$22,879	$37,856	$31,763	$216,240	$307,594	621,658

        As of September 30, 2015, we had $346.0 million in borrowings outstanding under our Credit Facility, and the Credit Facility is currently scheduled to mature in September 2019. The Credit Facility contains two, one-year extension options which could extend the maturity to September 2021. See further discussion of the Credit Facility terms in "—Liquidity and Capital Resources—Capital Resources".

  Related Party Transactions

        As discussed further above, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of our Investment Portfolio. At September 30, 2015, we had a receivable of $2.3 million due from the External Investment Manager which included approximately $1.7 million primarily related to operating expenses incurred by us required to support the External Investment Manager's business, along with dividends declared but not paid by the External Investment Manager of approximately $0.6 million.

        In June 2013, we adopted a deferred compensation plan for the non-employee members of our board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of our common stock within 90 days after the participant's end of service as a director. As of September 30, 2015, $1.0 million of directors' fees had been deferred under this plan. These deferred fees represented 32,190 shares of our common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted-average shares outstanding on our consolidated statement of operations as earned.

PLAN OF DISTRIBUTION

        We have entered into separate equity distribution agreements, each dated November 24, 2015, with each of Goldman, Sachs & Co., Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated, under which each will act as our sales agent (each, a "Sales Agent" and, collectively, the "Sales Agents") in connection with the offer and sale of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. Upon written instructions from us, a Sales Agent will use its commercially reasonable efforts consistent with its sales and trading practices to sell, as our sales agent, our common stock under the terms and subject to the conditions set forth in the respective equity distribution agreement. We will instruct each Sales Agent as to the amount of common stock to be sold by it. We may instruct the Sales Agent not to sell common stock if the sales cannot be effected at or above the price designated by us in any instruction. We or the Sales Agent may suspend the offering of shares of common stock upon proper notice and subject to other conditions.

        Sales of our common stock, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be "at the market," as defined in Rule 415 under the Securities Act, including sales made directly on the NYSE or similar securities exchange or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.

        The Sales Agent will provide written confirmation of a sale to us no later than the opening of the trading day on the NYSE following each trading day in which shares of our common stock are sold under the equity distribution agreement. Each confirmation will include the number of shares of common stock sold on the preceding day, the net proceeds to us and the compensation payable by us to the Sales Agent in connection with the sales.

        Under the terms of the equity distribution agreements, Goldman, Sachs & Co., Raymond James & Associates, Inc. and Robert W. Baird & Co. Incorporated will be entitled to compensation equal to up to 1.0% of the gross sales price of shares of our common stock sold through it as Sales Agent. We estimate that the total expenses for the offering, excluding compensation payable to the Sales Agents under the terms of each equity distribution agreement, will be approximately $250,000 (which includes up to $7,500 per fiscal quarter in reimbursement of the Sales Agents' aggregate reasonable legal fees and expenses of counsel).

        Settlement for sales of shares of common stock will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by us and the Sales Agent in connection with a particular transaction, in return for payment of the net proceeds to us. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

        Under the terms of the equity distribution agreements, we also may sell shares of our common stock to the Sales Agents as principal for their own accounts at a price agreed upon at the time of sale. The Sales Agents may offer the common stock sold to them as principals from time to time through public or private transactions at market prices prevailing at the time of sale, at fixed prices, at negotiated prices, at various prices determined at the time of sale or at prices related to prevailing market prices. If we sell shares to a Sales Agent as principal, we will enter into a separate terms agreement with the applicable Sales Agent, setting forth the terms of such transaction, and we will describe the agreement in a separate prospectus supplement.

        We will report at least quarterly the number of shares of our common stock sold through the Sales Agents under the equity distribution agreements and the net proceeds to us.

        In connection with the sale of the common stock on our behalf, the Sales Agents may be deemed to be an "underwriter" within the meaning of the Securities Act, and the compensation of the Sales Agent may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Agents with respect to certain civil liabilities, including liabilities under the Securities Act.

        The offering of our shares of common stock pursuant to the equity distribution agreement will terminate upon the earlier of (i) the sale of all common stock subject to the equity distribution agreement or (ii) the termination of the equity distribution agreements as permitted therein.

Conflicts of Interest

        Affiliates of Goldman, Sachs & Co. and Raymond James & Associates, Inc., Sales Agents in this offering, act as lenders and/or agents under our Credit Facility. Certain of the net proceeds from the sale of our common stock, not including selling compensation, may be paid to such affiliates of Goldman, Sachs & Co. and Raymond James & Associates, Inc. in connection with the repayment of debt owed under our Credit Facility. As a result, Goldman, Sachs & Co. and Raymond James & Associates, Inc. and/or their affiliates may receive more than 5% of the net proceeds of this offering, not including selling compensation.

        The Sales Agents and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The Sales Agents and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

        In the ordinary course of their various business activities, the Sales Agents and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively traded securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to our assets, securities and/or instruments (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with us. The Sales Agents and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments. In addition, the Sales Agents and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring Sales Agent or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The addresses of the Sales Agents are: Goldman, Sachs & Co., 200 West Street, New York, NY 10282; Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; and Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

 LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the Sales Agents by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audited consolidated financial statements, financial highlights, Schedule 12 14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a universal shelf registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	September 30, 2015	December 31, 2014
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $402,302 and $342,847 as of September 30, 2015 and December 31, 2014, respectively)	$568,025	$469,846
Affiliate investments (cost: $312,016 and $266,243 as of September 30, 2015 and December 31, 2014, respectively)	322,497	278,675
Non-Control/Non-Affiliate investments (cost: $1,008,980 and $832,312 as of September 30, 2015 and December 31, 2014, respectively)	976,912	814,809

Total portfolio investments (cost: $1,723,298 and $1,441,402 as of September 30, 2015 and December 31, 2014, respectively)	1,867,434	1,563,330
Marketable securities and idle funds investments (cost: $6,641 and $10,604 as of September 30, 2015 and December 31, 2014, respectively)	4,583	9,067

Total investments (cost: $1,729,939 and $1,452,006 as of September 30, 2015 and December 31, 2014, respectively)	1,872,017	1,572,397
Cash and cash equivalents	35,295	60,432
Interest receivable and other assets	27,031	23,273
Receivable for securities sold	8,245	23,133
Deferred financing costs (net of accumulated amortization of $8,324 and $6,462 as of September 30, 2015 and December 31, 2014, respectively)	12,779	14,550

Total assets	$1,955,367	$1,693,785

LIABILITIES
Credit facility	$346,000	$218,000
SBIC debentures (par: $225,000 as of September 30, 2015 and December 31, 2014, par of $75,200 is recorded at a fair value of $73,804 and $72,981 as of September 30, 2015 and December 31, 2014, respectively)	223,604	222,781
4.50% Notes	175,000	175,000
6.125% Notes	90,740	90,823
Payable for securities purchased	5,453	14,773
Deferred tax liability, net	663	9,214
Dividend payable	9,014	7,663
Accounts payable and other liabilities	8,917	10,701
Interest payable	4,995	4,848

Total liabilities	864,386	753,803
Commitments and contingencies (Note M)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 50,079,178 and 45,079,150 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively)	500	451
Additional paid-in capital	998,123	853,606
Accumulated net investment income, net of cumulative dividends of $382,083 and $293,789 as of September 30, 2015 and December 31, 2014, respectively	13,927	23,665
Accumulated net realized gain from investments (accumulated net realized gain from investments of $31,284 before cumulative dividends of $62,945 as of September 30, 2015 and accumulated net realized gain from investments of $40,321 before cumulative dividends of $60,777 as of December 31, 2014)	(31,661)	(20,456)
Net unrealized appreciation, net of income taxes	110,092	82,716

Total net assets	1,090,981	939,982

Total liabilities and net assets	$1,955,367	$1,693,785

NET ASSET VALUE PER SHARE	$21.79	$20.85

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except shares and per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$13,437	$9,705	$36,264	$29,547
Affiliate investments	6,852	6,687	19,862	18,412
Non-Control/Non-Affiliate investments	22,090	19,839	64,124	53,488

Interest, fee and dividend income	42,379	36,231	120,250	101,447
Interest, fee and dividend income from marketable securities and idle funds investments	229	120	846	557

Total investment income	42,608	36,351	121,096	102,004
EXPENSES:
Interest	(8,302)	(5,954)	(23,755)	(16,713)
Compensation	(3,727)	(3,047)	(11,055)	(9,115)
General and administrative	(2,212)	(1,871)	(6,271)	(5,279)
Share-based compensation	(1,651)	(1,208)	(4,592)	(3,034)
Expenses charged to the External Investment Manager	1,145	616	3,133	1,343

Total expenses	(14,747)	(11,464)	(42,540)	(32,798)

NET INVESTMENT INCOME	27,861	24,887	78,556	69,206
NET REALIZED GAIN (LOSS):
Control investments	—	—	3,324	—
Affiliate investments	5,964	14,737	5,827	8,159
Non-Control/Non-Affiliate investments	(6,195)	962	(16,836)	2,634
Marketable securities and idle funds investments	(1,112)	11	(1,352)	(4)

Total net realized gain (loss)	(1,343)	15,710	(9,037)	10,789

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	(8,389)	(6,891)	21,716	17,018
Marketable securities and idle funds investments	(648)	(426)	(521)	920
SBIC debentures	(50)	(8,749)	(823)	(10,778)

Total net change in unrealized appreciation (depreciation)	(9,087)	(16,066)	20,372	7,160

INCOME TAXES:
Federal and state income, excise and other taxes	495	(960)	(1,547)	(1,758)
Deferred taxes	2,742	(2,002)	8,551	(6,643)

Income tax benefit (provision)	3,237	(2,962)	7,004	(8,401)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,668	$21,569	$96,895	$78,754

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.56	$0.55	$1.61	$1.61

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE—BASIC AND DILUTED	$0.41	$0.48	$1.99	$1.83

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$0.525	$0.495	$1.560	$1.485
Supplemental dividends	—	—	0.275	0.275

Total dividends	$0.525	$0.495	$1.835	$1.760

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	50,036,776	44,910,756	48,681,260	43,027,105

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

	Common Stock				Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value
Balances at December 31, 2013	39,852,604	$398	$694,981	$22,778	$(26,334)	$100,710	$792,533
Public offering of common stock, net of offering costs	4,600,000	46	139,651	—	—	—	139,697
Share-based compensation	—	—	3,034	—	—	—	3,034
Purchase of vested stock for employee payroll tax withholding	(46,507)	—	(1,481)	—	—	—	(1,481)
Dividend reinvestment	333,657	3	10,842	—	—	—	10,845
Amortization of directors' deferred compensation	—	—	229	—	—	—	229
Issuance of restricted stock	241,578	2	(2)	—	—	—	—
Tax benefit related to vesting of restricted shares	—	—	542	—	—	—	542
Forfeited shares of terminated employees	(36,138)	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(63,098)	(13,549)	—	(76,647)
Net increase (loss) resulting from operations	—	—	—	69,206	10,789	(1,241)	78,754

Balances at September 30, 2014	44,945,194	$449	$847,796	$28,886	$(29,094)	$99,469	$947,506

Balances at December 31, 2014	45,079,150	$451	$853,606	$23,665	$(20,456)	$82,716	$939,982
Public offering of common stock, net of offering costs	4,370,000	44	127,720	—	—	—	127,764
Share-based compensation	—	—	4,592	—	—	—	4,592
Purchase of vested stock for employee payroll tax withholding	(54,840)	(1)	(1,739)	—	—	—	(1,740)
Dividend reinvestment	444,957	4	13,654	—	—	—	13,658
Amortization of directors' deferred compensation	—	—	292	—	—	—	292
Issuance of restricted stock	240,074	2	(2)	—	—	—	—
Forfeited shares of terminated employees	(163)	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(88,294)	(2,168)	—	(90,462)
Net increase (loss) resulting from operations	—	—	—	78,556	(9,037)	27,376	96,895

Balances at September 30, 2015	50,079,178	$500	$998,123	$13,927	$(31,661)	$110,092	$1,090,981

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$96,895	$78,754
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in portfolio companies	(727,099)	(637,843)
Proceeds from sales and repayments of debt investments in portfolio companies	421,933	396,557
Proceeds from sales and return of capital of equity investments in portfolio companies	29,289	26,117
Investments in marketable securities and idle funds investments	(4,483)	(17,704)
Proceeds from sales and repayments of marketable securities and idle funds investments	7,094	22,747
Net change in net unrealized appreciation	(20,372)	(7,160)
Net realized (gain) loss	9,037	(10,789)
Accretion of unearned income	(6,474)	(8,167)
Payment-in-kind interest	(2,485)	(3,947)
Cumulative dividends	(1,242)	(1,422)
Share-based compensation expense	4,592	3,034
Amortization of deferred financing costs	1,899	1,184
Deferred taxes	(8,551)	6,643
Changes in other assets and liabilities:
Interest receivable and other assets	(3,493)	(4,480)
Interest payable	147	(171)
Accounts payable and other liabilities	(1,618)	(1,584)
Deferred fees and other	1,438	1,457

Net cash used in operating activities	(203,493)	(156,774)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	127,764	139,697
Dividends paid	(75,453)	(64,739)
Proceeds from issuance of SBIC debentures	—	24,800
Proceeds from credit facility	473,000	353,000
Repayments on credit facility	(345,000)	(303,000)
Payment of deferred loan costs and SBIC debenture fees	(132)	(1,880)
Purchase of vested stock for employee payroll tax withholding	(1,740)	(1,481)
Other	(83)	—

Net cash provided by financing activities	178,356	146,397

Net decrease in cash and cash equivalents	(25,137)	(10,377)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	60,432	34,701

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$35,295	$24,324

Supplemental cash flow disclosures:
Interest paid	$21,708	$15,701
Taxes paid	$2,504	$3,656
Non-cash financing activities:
Shares issued pursuant to the DRIP	$13,658	$10,845

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)

Access Media Holdings, LLC(10)	Private Cable Operator
		5.00% Current / 5.00% PIK Secured Debt (Maturity—October 22, 2018)	21,284	21,284	18,784
		Preferred Member Units (12% cumulative)		3,201	3,201
		Member Units (3,307,545 units)		1	—

				24,486	21,985

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	2,750	2,715	2,750
		Member Units (1,500 units)(8)		1,500	2,230

				4,215	4,980

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	11,596	11,513	11,596
		Common Stock (57,508 shares)		6,350	10,210

				17,863	21,806

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	7,330

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	38,890

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	8,070	8,070	8,070
		Member Units (5,460 units)		5,273	4,420
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	931	931	931
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,899	14,661

CMS Minerals LLC	Oil & Gas Exploration & Production
		Preferred Member Units (458 units)(8)		3,246	7,193

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Datacom, LLC	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,117	11,117
		Class A Preferred Member Units (13,154 units)(8)		1,137	1,137
		Class B Preferred Member Units (6,453 units)		6,030	5,570

				18,284	17,824

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,800	5,733	5,733
		Member Units (1,200 units)(8)		1,200	1,470

				6,933	7,203

GRT Rubber Technologies LLC	Manufacturer of Engineered Rubber Products
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,331	16,189	16,189
		Member Units (5,879 units)(8)		13,065	13,065

				29,254	29,254

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	777	777	777
		Member Units (438 units)(8)		2,980	15,130

				3,757	15,907

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—December 4, 2015)	5,010	5,010	5,010
		Preferred Stock (8% cumulative)(8)		1,336	1,336
		Common Stock (107,456 shares)		718	2,300

				7,064	8,646

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	580
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,800

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

HW Temps LLC	Temporary Staffing Solutions
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity July 2, 2020)(9)	9,976	9,880	9,880
		Preferred Member Units (3,200 units)(8)		3,942	3,942

				13,822	13,822

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	14,950

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 15, 2018)(9)	25	25	25
		12.5% Secured Debt (Maturity—November 15, 2018)	11,350	11,276	11,350
		Member Units (5,400 units)		5,606	6,440

				16,907	17,815

Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,570	1,570
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,893	15,893
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,463	21,623

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2016)	3,100	3,079	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,208	5,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,205	4,169	4,205
		Member Units (627 units)(8)		811	4,750

				4,980	8,955

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2016)	1,514	1,514	1,514
		Preferred Equity (non-voting)		434	434
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	420

				2,102	2,408

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		6% Current / 6% PIK Secured Debt (Maturity—December 28, 2017)	8,781	8,688	8,688
		Preferred Member Units (3,810 units)		5,352	5,352

				14,040	14,040

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	3,980
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	893	893	893
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,037	11,073

MH Corbin Holding LLC	Manufacturer and distributor of traffic safety products
		10% Secured Debt (Maturity—August 31, 2020)	14,000	13,864	13,864
		Preferred Member Units (4,000 shares)		6,000	6,000

				19,864	19,864

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	32,305

Mystic Logistics, Inc	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	9,448	9,273	9,448
		Common Stock (5,873 shares)(8)		2,720	6,580

				11,993	16,028

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—January 31, 2016)(9)	625	625	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,921	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,460	4,468
		Member Units (2,955 units)(8)		2,975	8,590

				10,981	16,606

NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2017)	4,740	4,650	4,650
		Warrants (251,723 equivalent units)		252	190
		Member Units (1,454,167 units)		765	1,052

				5,667	5,892

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	13,224	12,885	12,885
		Warrants (14,331 equivalent units)		817	450
		Member Units (50,877 units)(8)		2,900	1,480

				16,602	14,815

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	6,490

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—January 1, 2016)	9,710	9,710	9,710
		Common Stock (1,962 shares)		2,150	8,710

				11,860	18,420

Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,979	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,294	3,288	3,294
		Preferred Member Units (19,631 units)(8)		4,663	9,560
		Warrants (1,036 equivalent units)		1,200	530

				13,130	17,444

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Quality Lease Service, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% PIK Secured Debt (Maturity—June 8, 2020)	6,410	6,410	6,410
		Member Units (1,000 units)		568	2,638

				6,978	9,048

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	540	540
		Member Units (1,150 units)(8)		1,150	3,830
		Member Units (RA Properties, LLC) (1,500 units)		369	2,360

				2,059	6,730

SoftTouch Medical Holdings LLC	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,245	8,175	8,175
		Member Units (4,450 units)(8)		4,930	5,340

				13,105	13,515

Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,288	11,400
		Member Units (1,680 units)(8)		1,680	11,600
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,218	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	540

				16,666	26,790

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	2,924	2,921	2,920
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,230

				8,817	6,130

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	3,628	3,581	3,628
		Member Units (7,282 units)		7,100	14,110

				10,681	17,738

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,418	1,418	1,418
		Member Units (1,006 units)(8)		1,113	3,210

				2,531	4,628

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,138	3,115	3,115
		Series A Preferred Stock (3,000,000 shares)		3,000	3,550
		Common Stock (1,126,242 shares)		3,706	210

				9,821	6,875

Ziegler's NYPD, LLC	Casual Restaurant Group
		6.5% Secured Debt (Maturity—October 1, 2019)	1,000	992	992
		12% Secured Debt (Maturity—October 1, 2019)	500	500	500
		14% Secured Debt (Maturity—October 1, 2019)	2,750	2,750	2,750
		Warrants (587 equivalent units)		600	—
		Preferred Member Units (10,072 units)		2,834	2,240

				7,676	6,482

Subtotal Control Investments (30.3% of total investments at fair value)				402,302	568,025

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	12,560	12,199	12,199
		Warrants (42 equivalent units)		259	410
		Member Units (186 units)		1,200	1,700

				13,658	14,309

Boss Industries, LLC	Manufacturer and Distributor of Air, Power and Other Industrial Equipment
		Preferred Member Units (2,242 units)(8)		2,203	2,543

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	7,000	6,872	6,872
		Warrants (22 equivalent shares)		200	1,020

				7,072	7,892

Buca C, LLC	Restaurants
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—June 30, 2020)(9)	25,530	25,288	25,288
		Preferred Member Units (6 units)(8)		3,656	3,656

				28,944	28,944

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	4,973	4,930	4,930
		Member Units (65,356 units)		654	840

				5,584	5,770

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	770

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		7,644	4,228
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)		12,099	12,222

				19,743	16,450

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	21,118	20,849	21,118
		Common Stock (19,467 shares)		5,213	22,660

				26,062	43,778

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		3,104	2,031
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		986	648

				4,090	2,679

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (5,000 shares)		480	860

East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,456	9,456
		Warrants (2,014,799 equivalent units)		50	50

				9,506	9,506

Freeport Financial Funds(12)(13)	Investment Partnership
		LP Interests (Freeport Financial SBIC Fund LP) (Fully diluted 9.9%)(8)		5,974	5,974
		LP Interests (Freeport First Lien Loan Fund III LP) (Fully diluted 6.4%)		759	759

				6,733	6,733

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,858	10,891
		Warrants (29,025 equivalent units)		400	—

				13,258	10,891

Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	21	18	18
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,924	8,924
		Common Stock (7,711,517 shares)		3,958	4,460

				12,900	13,402

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	10,400	10,273	10,273
		Common Stock (170,577 shares)		2,983	2,590

				13,256	12,863

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	10,820

Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,225	6,046	6,046
		Preferred Member Units (33,819 units; 8% cumulative)		2,302	2,302
		Warrants (31,928 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				8,808	8,348

KBK Industries, LLC	Manufacturer of Specialty Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	6,200	6,170	6,200
		Member Units (250 units)(8)		341	4,090

				6,511	10,290

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	1,790

MPS Denver, LLC	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—December 31, 2015)	3,887	3,887	3,887
		Preferred Stock (912 shares; 7% cumulative)(8)		1,981	1,380
		Warrants (5,333 equivalent shares)		1,919	—

				7,787	5,267

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		10% Unsecured Debt (Maturity—April 8, 2018)	244	244	244
		Common Stock (20,766,317 shares)		1,371	3,200

				1,615	3,444

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,625	4,750

Radial Drilling Services Inc.	Oil and Gas Lateral Drilling Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,936	2,000
		Warrants (316 equivalent shares)		758	—

				4,694	2,000

Rocaceia, LLC (Quality Lease and Rental Holdings, LLC)	Provider of Rigsite Accommodation Unit Rentals and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)(18)	30,785	30,281	250
		Preferred Member Units (250 units)		2,500	—

				32,781	250

Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	25,665	25,522	25,665
		Common Stock (170,963 shares)		2,087	20,410

				27,609	46,075

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 13, 2018)	14,100	13,898	13,898
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,415	2,415

				16,313	16,313

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units (4,000,000 units; 4.5% cumulative)(8)		4,000	3,091

Volusion, LLC	Provider of Online Software-as-a-Service eCommerce Solutions
		10.5% Secured Debt (Maturity—January 26, 2020)	17,500	16,139	16,139
		Warrants (950,618 equivalent units)		1,400	1,400
		Preferred Member Units (4,876,670 units)		14,000	14,000

				31,539	31,539

Subtotal Affiliate Investments (17.2% of total investments at fair value)				312,016	322,497

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	10,150	10,077	10,029

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,256	2,218	1,914

AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi- Dwelling Unit Properties
		Common Stock (60,240 shares)		2,000	—

American Seafoods Group, LLC(11)	Catcher-Processor of Alaskan Pollock
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 19, 2021)(9)	10,000	9,988	9,950

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	489	489	489
		10% Secured Debt (Maturity—January 31, 2020)	3,025	3,025	2,668

				3,514	3,157

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	7,927	7,818	7,908

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,312	2,312	2,323
		Member Units (440,620 units)		4,928	3,415

				7,240	5,738

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	11,343	11,128	11,210

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	5,850	5,794	5,794

Arcus Hunting LLC.(10)	Manufacturer of Bowhunting and Archery Products and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 13, 2019)(9)	10,875	10,758	10,758

Artel, LLC(11)	Provider of Secure Satellite Network and IT Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	8,204	8,073	7,589

ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 10, 2019)(9)	6,571	6,528	6,528

ATX Networks Corp.(11)(13)	Provider of Radio Frequency Management Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 14, 2021)(9)	14,963	14,673	14,888

Barfly Ventures, LLC(10)	Casual Restaurant Group
		12% Secured Debt (Maturity—August 31, 2020)	4,121	4,039	4,039
		Warrants (1 equivalent share)		473	473

				4,512	4,512

Berry Aviation, Inc.(10)	Airline Charter Service Operator
		12.00% Current / 1.75% PIK Secured Debt (Maturity—January 30, 2020)	5,627	5,576	5,576
		Common Stock (553 shares)		400	400

				5,976	5,976

Bioventus LLC(10)	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,914	4,950

Blackbrush Oil and Gas LP(11)	Oil & Gas Exploration
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,974	3,403

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	5,975	5,947	5,587

Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	9,845	9,724	9,827

Bluestem Brands, Inc.(11)(13)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	13,820	13,522	13,637

Brainworks Software, LLC(10)	Advertising Sales and Newspaper Circulation Software
		Prime Plus 7.25% (Floor 3.25%), Current Coupon 10.50%, Secured Debt (Maturity—July 22, 2019)(9)	626	619	619
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,224	6,161	6,161

				6,780	6,780

Brightwood Capital Fund III, LP(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 1.6%)(8)		11,250	11,250

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,513

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		17% PIK Secured Debt (Maturity—September 30, 2016)(14)	7,381	7,332	—
		Warrants (125,000 equivalent shares)		17	—

				7,349	—
Cengage Learning Acquisitions, Inc.(11)	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	9,744	9,705	9,683

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Cenveo Corporation(11)	Provider of Commercial Printing, Envelopes, Labels, Printed Office Products
		6% Secured Debt (Maturity—August 1, 2019)	10,000	8,639	8,400

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,978	1,700

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	14,346	14,047	11,958

Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		15% PIK Secured Debt (Maturity—September 14, 2014)(17)	615	612	615

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		15% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	3,500	3,500	888

Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,089	4,100
		Series A Preferred Stock (4,298,435 shares)(8)		1,079	2,930

				5,168	7,030

Compuware Corporation(11)	Provider of Software and Supporting Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—December 15, 2019)(9)	14,438	14,076	13,983

Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	1,000	1,000	1,002
CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	14,259	14,026	14,224

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	8,670	8,633	8,626

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,601	20,050	20,050
		Warrants (915,734 equivalent units)		474	410

				20,524	20,460

Digital River, Inc.(11)	Provider of Outsourced e-Commerce Solutions and Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 12, 2021)(9)	15,000	14,831	15,000

Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—February 8, 2019)(9)	6,588	6,535	6,539

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920

ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,577	5,577
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,629	2,722
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.4%)		2,140	1,002
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		2,850	2,420
		LP Interests (EnCap Flatrock Midstream Fund X, L.P.) (Fully diluted 0.1%)		433	433
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)(8)		7,205	7,635
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.2%)		423	423

				16,680	14,635

Energy and Exploration Partners, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,390	9,048	7,168

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)(13)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	7,000	6,833	6,020

Extreme Reach, Inc.(11)	Integrated TV and Video Advertising Platform
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—February 7, 2020)(9)	14,353	14,338	14,299

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 3, 2020)(9)	11,484	11,134	10,896
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.50% (Floor 1.50%), Current Coupon 7.00%, Secured Debt (Maturity—July 29, 2017)(9)	9,652	9,531	8,445
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	376

				10,229	8,821

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2021)(9)	2,978	2,971	2,940
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	785	804

				3,756	3,744

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—August 15, 2019)(9)	9,498	9,403	9,503

Great Circle Family Foods, LLC(10)	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 28, 2019)(9)	7,899	7,829	7,829

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,875	4,823	4,534
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,938	1,840

				6,761	6,374

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,900	9,818	9,752

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	9,000	8,590	8,280
Halcon Resources Corporation(11)(13)	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,371	2,355

Hojeij Branded Foods, LLC(10)	Multi-Airport, Multi- Concept Restaurant Operator
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 27, 2021)(9)	5,357	5,305	5,305

Horizon Global Corporation(11)	Auto Parts Manufacturer
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—June 30, 2021)(9)	9,875	9,684	9,801

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	11,254	11,175	11,198

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,500	9,424	9,512

ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	6,956	6,893	6,782

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	8,404	8,316	7,774

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Indivior Finance LLC(11)(13)	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 19, 2019)(9)	7,219	6,829	6,840

Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,580

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,703	3,581
Insurance Technologies, LLC(10)	Illustration and Sales-automation platforms
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—December 1, 2019)(9)	4,870	4,821	4,821

Intertain Group Limited(11)(13)	Business-to-Consumer Online Gaming Operator
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—April 8, 2022)(9)	11,700	11,510	11,759

iPayment, Inc.(11)	Provider of Merchant Acquisition
		LIBOR Plus 5.25% (Floor 1.50%), Current Coupon 6.75%, Secured Debt (Maturity—May 8, 2017)(9)	15,026	14,980	14,789

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,912	9,736	8,128

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (27,893 units)		1,441	1,441

Jackmont Hospitality, Inc.(10)	Family-owned TGIF Franchisee
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—May 26, 2021)(9)	4,237	4,216	4,216

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	14,880	14,781	14,806

John Deere Landscapes LLC(10)	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,508	8,180	8,508

JSS Holdings, Inc.(11)	Aircraft Maintenance Program Provider
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—August 31, 2021)(9)	13,500	13,233	13,298
Kendra Scott, LLC(11)	Jewelry Retail Stores
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—July 17, 2020)(9)	10,000	9,904	9,975

Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	6,514	6,473	6,514

LaMi Products, LLC(10)	General Merchandise Distribution
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 16, 2020)(9)	4,563	4,532	4,532

Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,775

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 8.75% (Floor 1.00%), Current Coupon 9.75%, Secured Debt (Maturity—August 7, 2019)(9)	7,852	7,535	6,674

Leadrock Properties, LLC	Real Estate Investment
		10% Secured Debt (Maturity—May 4, 2026)	1,440	1,416	1,416

Legendary Pictures Funding, LLC(10)	Producer of TV, Film, and Comic Content
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 22, 2020)(9)	7,500	7,366	7,462

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	4,625

Looking Glass Investments, LLC(12)(13)	Specialty Consumer Finance
		9% Unsecured Debt (Maturity—June 30, 2020)	188	188	188
		Member Units (3 units)		125	125
		Member Units (LGI Predictive Analytics LLC) (190,712 units)		188	188

				501	501
MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	7,772	7,708	7,500

Messenger, LLC(10)	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—December 5, 2019)(9)	15,772	15,666	15,772

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—November 9, 2018)(9)	5,200	5,177	5,202

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	10,122	9,770	9,770
		Warrants (1,437,409 equivalent units)		280	280

				10,050	10,050

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		864	864

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	14,996	14,860	14,665

Motor Coach Industries International, Inc.(10)	Motor Coach Manufacturer
		LIBOR Plus 6.50% (Floor 0.50%), Current Coupon 7.00%, Secured Debt (Maturity—July 1, 2020)(9)	10,000	9,964	9,964

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,813	14,570	14,761

North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	10,366	10,289	10,288
Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	8,747	8,579	8,310

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,071	5,071	5,071

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	9,613	9,564	9,517

Paris Presents Incorporated(11)	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 31, 2021)(9)	2,000	1,963	2,000

Parq Holdings Limited Partnership(11)(13)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	7,500	7,364	7,444

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,737	1,529

Pernix Therapeutics Holdings, Inc.(10)	Pharmaceutical Royalty— Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	3,818	3,818	4,062

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,855	8,716	8,855

Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,654	14,813
Point.360(10)	Fully Integrated Provider of Digital Media Services
		Common Stock (163,658 shares)		273	156
		Warrants (65,463 equivalent shares)		69	13

				342	169

Primesight Limited(10)(13)	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,456	8,419	7,711

Prowler Acquisition Corp.(11)	Specialty Distributor to the Energy Sector
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—January 28, 2020)(9)	2,696	2,293	2,345

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.75% (Floor 1.50%), Current Coupon 9.25%, Secured Debt (Maturity—November 1, 2018)(9)	14,159	14,042	14,042

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	11,417	11,328	11,375

Raley's(11)	Family-owned Supermarket Chain in California
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—May 18, 2022)(9)	7,159	7,021	7,159

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—April 23, 2019)(9)	7,462	7,429	7,403
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,951	4,035

				11,380	11,438
Relativity Media, LLC(10)	Full-Scale Film and Television Production and Distribution
		17% PIK Secured Debt (Maturity—May 30, 2015)(14)(18)	7,980	7,980	2,882
		Class A Units (260,194 units)		292	—

				8,272	2,882

Relevant Solutions, LLC (f/k/a LKCM Distribution Holdings, L.P.)	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity— December 23, 2018)	16,417	16,299	16,417

Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,974	2,920

RGL Reservoir Operations Inc.(11)(13)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,960	3,857	1,584

RLJ Entertainment, Inc.(10)	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	9,455	9,449	9,449

SAExploration, Inc.(10)(13)	Geophysical Services Provider
		Common Stock (6,472 shares)		65	27

Sage Automotive Interiors, Inc(11)	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,973	2,978

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Salient Partners L.P.(11)	Provider of Asset Management Services
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—June 9, 2021)(9)	7,500	7,356	7,387

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,156	9,882	9,395
Stardust Finance Holdings, Inc.(11)	Manufacturer of Diversified Building Products
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—March 13, 2022)(9)	12,438	12,264	12,352

Subsea Global Solutions, LLC(10)	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	4,560	4,506	4,506

SUNE Utility Bridge Capital LLC(10)(13)	Renewable Power Developer
		LIBOR Plus 7.00%, Current Coupon 7.29%, Secured Debt (Maturity—March 30, 2016)	5,000	4,924	4,924

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	4,714	4,644	4,337

Targus Group International(11)	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,258	4,263	3,193

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	7,995	7,981	7,985
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,483	2,494

				10,464	10,479

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	4,000	3,960	1,817

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301
The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,965	1,952	1,936

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	4,975	4,539	4,652

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 7, 2020)(9)	12,927	12,824	12,959

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—January 13, 2019)(9)	2,826	2,826	2,812
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—January 13, 2019)(9)	1,376	1,376	1,370
		15% PIK Unsecured Debt (Maturity—July 13, 2019)	618	618	615
		Common Stock (705,054 shares)		—	290
		Preferred Stock (4,935,377 shares)		4,935	5,430

				9,755	10,517

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	1,821	1,817	1,821

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,388	7,358	7,314

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 15, 2017)	12,050	11,920	10,785
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,507	1,507
		Preferred Class A Units (14 units; 5% cumulative)(8)		333	512
		Warrants (11 equivalent units)		186	135

				2,026	2,154

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,984	5,000

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,355	5,351	4,699

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 7.25% (Floor 1.25%), Current Coupon 8.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,615	1,597	1,581

Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,451	6,395	6,418

YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	3,000	2,974	2,980

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)		154	260
		Warrants (952,500 equivalent shares)		1,071	1,190

				1,225	1,450

Subtotal Non-Control/Non-Affiliate Investments (52.2% of total investments at fair value)				1,008,980	976,912

Total Portfolio Investments, September 30, 2015				1,723,298	1,867,434

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

September 30, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments

PennantPark Investment Corporation(13)(15)	Business Development Company
		Common Stock (343,149 shares)(8)		3,629	2,220

Triangle Capital Corporation(13)(15)	Business Development Company
		Common Stock (71,481 shares)(8)		1,606	1,178

Other Marketable Securities and Idle Funds Investments(13)(15)	Investments in Marketable Securities and Diversified, Registered Bond Funds
				1,406	1,185

Subtotal Marketable Securities and Idle Funds Investments (0.2% of total investments at fair value)				6,641	4,583

Total Investments, September 30, 2015				$1,729,939	$1,872,017

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note B for a description of Lower Middle Market portfolio investments. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or Prime, at the borrower's option, which rates reset periodically based on the terms of the loan agreement.

(10)
Private Loan portfolio investment. See Note B for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,000	2,954	3,000
		Member Units (1,500 units)(8)		1,500	1,970

				4,454	4,970

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	13,570	13,446	13,570
		Common Stock (57,508 shares)		6,350	11,210

				19,796	24,780

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,980

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,703	8,568	8,703
		Warrants (466,947 equivalent shares)		1,193	3,480
		Common Stock (207,789 shares)		1,177	1,460

				10,938	13,643

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	27,200

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	3,916	3,916	3,916
		Class B Member Units (12% cumulative)(8)		4,048	4,048
		Member Units (5,460 units)		5,273	2,510
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	968	968	968
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,830	12,682

Datacom, LLC	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,103	11,103
		Preferred Member Units (6,453 units)		6,030	6,030

				17,133	17,133

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,400	5,320	5,320
		Member Units (1,200 units)(8)		1,200	1,360

				6,520	6,680

GRT Rubber Technologies LLC	Engineered Rubber Product Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,750	16,585	16,585
		Member Units (5,879 units)		13,065	13,065

				29,650	29,650

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (438 units)(8)		2,980	16,540

				3,724	17,284

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,487	5,409	5,487
		Preferred Stock (8% cumulative)(8)		1,260	1,260
		Common Stock (105,880 shares)		718	1,830

				7,387	8,577

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	370
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,590

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 18, 2018)(9)	125	125	125
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,483	10,571
		Member Units (5,029 units)		5,029	5,450

				15,637	16,146

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,569	1,569
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,515	15,515
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,084	21,244

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2015)	3,100	3,100	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,229	5,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 3.25%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	3,655	3,618	3,655
		Member Units (627 units)(8)		811	3,580

				4,429	7,235

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2015)	1,550	1,550	1,550
		Preferred Equity (non-voting)		439	439
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	360

				2,143	2,389

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,112	10,112
		Preferred Member Units (2,669 units)		3,750	3,750

				13,862	13,862

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	10,180
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	927	927	927
		Member Units (Mid-Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,071	17,307

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	15,580

Mystic Logistics, Inc	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	10,000	9,790	9,790
		Common Stock (5,873 shares)		2,720	2,720

				12,510	12,510

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	625	615	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,915	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,440	4,468
		Member Units (2,955 units)(8)		2,975	7,560

				10,945	15,576

NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2016)	4,889	4,779	4,779
		Warrants (251,723 equivalent units)		252	160
		Member Units (671,233 units)		671	722

				5,702	5,661

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,590	11,590
		Warrants (14,331 equivalent units)		817	970
		Member Units (50,877 units)(8)		2,900	3,190

				15,307	15,750

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	5,860

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,848	7,860
		Common Stock (1,961 shares)		2,150	8,160

				9,998	16,020

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,813	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,244	3,227	3,244
		Preferred Member Units (19,631 units)		4,663	11,830
		Warrants (1,036 equivalent units)		1,200	720

				12,903	19,854

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	468	468
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)(8)		1,150	2,570
		Member Units (RA Properties, LLC) (1,500 units)		369	369

				2,487	3,907

SoftTouch Medical Holdings LLC	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,500	8,417	8,417
		Member Units (4,526 units)		5,015	5,015

				13,432	13,432

Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,266	11,400
		Member Units (1,680 units)(8)		1,680	4,920
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,212	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	470

				16,638	20,040

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 8, 2018)	2,724	2,724	2,724
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,300

				8,620	6,004

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	4,693	4,617	4,693
		Member Units (7,282 units)		7,100	13,650

				11,717	18,343

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,802	1,802	1,802
		Member Units (1,006 units)(8)		1,113	3,500

				2,915	5,302

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,169	3,154
		Series A Preferred Stock (3,000,000 shares)		3,000	3,250
		Common Stock (1,126,242 shares)		3,706	100

				9,875	6,504

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,500	1,491	1,491
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,509	5,509	4,880
		Warrants (587 equivalent units)		600	—

				7,600	6,371

Subtotal Control Investments (29.9% of total investments at fair value)				342,847	469,846

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	6,800	6,465	6,465
		Warrants (42 equivalent units)		259	259
		Member Units (186 units)		1,200	1,200

				7,924	7,924

Boss Industries, LLC	Manufacturer and Distributor of Air, Power and Other Industrial Equipment
		Preferred Member Units (2,242 units)		2,000	2,000

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	6,000	5,837	5,837
		Warrants (19 equivalent shares)		200	710

				6,037	6,547

Brightwood Capital Fund III, LP(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 9.1%)(8)		8,448	8,448

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	5,400	5,348	5,348
		Member Units (65,356 units)		654	654

				6,002	6,002

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	610

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		18,575	18,378
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		7,734	7,734

				26,309	26,112

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,723	20,403	20,723
		Common Stock (19,467 shares)		5,213	13,780

				25,616	34,503

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		2,325	2,325
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		738	738

				3,063	3,063

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (5,000 shares)(8)		480	860

East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,436	9,436
		Warrants (1,823,278 equivalent units)		50	50

				9,486	9,486

Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		4,677	4,677

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,749	10,782
		Warrants (29,025 equivalent units)		400	—

				13,149	10,782

Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	400	396	396
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,909	8,909
		Common Stock (7,711,517 shares)		3,958	8,480

				13,263	17,785

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	11,200	11,044	11,044
		Common Stock (213,221 shares)		2,400	2,400

				13,444	13,444

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	11,470

Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,900	6,625	6,625
		Preferred Member Units (28,905 units; 8% cumulative)(8)		1,960	1,960
		Warrants (38,193 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				9,045	8,585

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (128 units)(8)		624	3,960

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	8,250	8,198	8,250
		Member Units (250 units)(8)		341	6,120

				8,539	14,370

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	2,374

MPS Denver, LLC	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—March 31, 2015)	3,553	3,553	3,553
		Preferred Stock (912 shares; 7% cumulative)(8)		1,947	2,700
		Warrants (5,333 equivalent shares)		1,919	—

				7,419	6,253

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	4,971

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,259	4,430

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Quality Lease and Rental Holdings, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% Secured Debt (Maturity—October 1, 2014)(14)(18)	157	157	157
		12% Secured Debt (Maturity—January 8, 2018)(14)(18)	36,577	36,073	11,500
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				38,730	11,657

Radial Drilling Services Inc.	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,792	3,792
		Warrants (316 equivalent shares)		758	—

				4,550	3,792

Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	26,418	26,188	26,418
		Common Stock (170,963 shares)		2,087	6,030

				28,275	32,448

SYNEO, LLC	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	2,700	2,674	2,674
		Member Units (1,177 units)(8)		1,097	801
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,415	1,415

				5,186	4,890

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	14,100	13,861	13,861
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,241	2,241

				16,102	16,102

Subtotal Affiliate Investments (17.7% of total investments at fair value)				266,243	278,675

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)

Accuvant Finance, LLC(11)	Cyber Security Value Added Reseller
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—October 22, 2020)(9)	5,597	5,546	5,583

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	6,000	5,937	5,888

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,550	2,496	2,282

AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	21,002	20,863	20,863
		Common Stock (60,240 shares)		2,000	1,840

				22,863	22,703

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	979	979	979
		10% Secured Debt (Maturity—January 31, 2020)	6,050	6,050	6,050

				7,029	7,029

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	4,988	4,915	4,913

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75% / 1.75% PIK, Current Coupon Plus PIK 9.50%, Secured Debt (Maturity—May 21, 2020)(9)	10,916	10,842	6,559

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,930	6,744	6,930

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	6,236	6,170	6,170

Aptean, Inc.(11)	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	7,667	7,642	7,450

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,594	4,549	4,548

ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	6,558	6,506	6,506

Beers Enterprises, Inc.(10)	Provider of Broadcast Video Transport Services
		Prime Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 19, 2019)(9)	6,263	6,210	6,210

Bioventus LLC(10)	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,903	4,987

Blackbrush Oil and Gas LP(11)	Oil & Gas Exploration
		LIBOR Plus 6.50%, (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,971	3,320

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,224	6,189	6,131

Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,500	11,339	11,443

Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	7,500	7,213	7,237

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Brainworks Software, LLC(10)	Advertising Sales and Production and Newspaper Circulation Software
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,263	6,182	6,182

Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,128	2,121

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,556

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2015)(14)	7,225	7,176	2,878
		Warrants (125,000 equivalent shares)		17	—

				7,193	2,878

Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	2,476	2,457	2,458

Cengage Learning Acquisitions, Inc.(11)	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	4,000	3,990	3,975

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,975	1,780

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,938	4,900	4,822

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,467	2,475

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—September 14, 2014)(17)	2,723	2,663	2,723

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—January 5, 2015)(14)	4,400	4,285	1,848

Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,085	4,100
		Series A Preferred Stock (4,298,435 shares; 8% cumulative)(8)		1,079	2,401

				5,164	6,501

Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	2,000	2,000	2,020

CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	10,000	9,800	9,850

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	7,109	7,050	7,037

Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,291	19,676	19,676
		Warrants (915,734 equivalent units)		474	474

				20,150	20,150

Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—February 10, 2019)(9)	7,406	7,335	7,387

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920

ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,570	5,570

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,430	3,240
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.4%)(8)		1,561	1,325
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		1,654	1,477
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.0%)(8)		4,586	4,567
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.8%)		184	184

				11,415	10,793

Energy and Exploration Partners, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,461	9,054	6,788

e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	12,687	12,518	12,560

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	3,000	2,979	2,845

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,400	5,330	4,132

FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,840	7,791	7,840

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 30, 2020)(9)	4,938	4,746	4,728

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	5,935	5,928	5,907
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	684

				6,626	6,591

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	784	796

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—August 15, 2019)(9)	9,546	9,436	9,436

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,913	4,846	4,775
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,925	1,920

				6,771	6,695

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,975	9,882	9,825

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	7,000	6,817	6,020

Halcon Resources Corporation(11)(13)	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,335	5,194

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	9,750	9,671	9,652
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 11, 2020)(9)	5,000	4,917	4,950

				14,588	14,602

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,875	9,783	9,752

ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	4,385	4,323	4,122

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	10,029	9,905	9,277

Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,620

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,687	3,697

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,987	9,789	9,288

Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,509	4,396	4,509

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	9,950	9,853	9,838

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

John Deere Landscapes LLC(10)	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,573	8,193	8,193

Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	4,726	4,668	4,702

Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,610

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,895	6,842	6,636

LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity— December 23, 2018)	16,417	16,278	16,417

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	5,764

MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,258	7,198	7,276

MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,411	5,292	5,289

Messenger, LLC(10)	Supplier of Specialty Stationary and Related Products to the Funeral Industry
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 5, 2019)(9)	13,639	13,518	13,518

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—November 9, 2018)(9)	7,847	7,806	7,670

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	4,023	3,985	3,985

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		792	792

Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)(14)	6,302	6,119	1,954
		Warrants (1,375 equivalent shares)		151	1

				6,270	1,955

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	12,193	12,053	11,964

MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,416	4,378	4,394

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,925	14,649	14,776

Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—June 18, 2015)(9)	12,541	12,518	12,478

North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	7,426	7,361	7,305

Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	5,985	5,929	5,746

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	6,994	6,949	6,889

Parq Holdings Limited Partnership(11)(13)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	6,226	6,078	6,108

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,728	2,066

Pernix Therapeutics Holdings, Inc.(10)(13)	Pharmaceutical Royalty— Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	4,000	4,000	4,000

PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,933	8,774	8,843

Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,948	2,917	2,785

Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,628	14,825

Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	4,325	4,311	4,309

Primesight Limited(10)(13)	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,869	8,806	8,284

Printpack Holdings, Inc.(11)	Manufacturer of Flexible and Rigid Packaging
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 29, 2020)(9)	5,468	5,417	5,450

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	11,946	11,828	11,828

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	10,000	9,905	9,825

RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,945	3,990

Recorded Books Inc.(11)	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2020)(9)	12,031	11,925	11,941

Relativity Media, LLC(10)	Full-Scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 30, 2015)	5,787	5,772	5,801
		15% PIK Secured Debt (Maturity—May 30, 2015)	7,410	7,347	7,558
		Class A Units (260,194 units)		292	1,086

				13,411	14,445

Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,972	2,880

RGL Reservoir Operations Inc.(11)(13)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,990	3,876	3,219

RLJ Entertainment, Inc.(10)	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	11,399	11,318	11,318

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

SAExploration, Inc.(10)(13)	Geophysical Services Provider
		Common Stock (6,472 shares)(8)		65	27

Sage Automotive Interiors, Inc(11)	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,971	2,985

Sagittarius Restaurants LLC (d/b/a Del Taco)(11)	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,591	4,572	4,562

SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,481	7,421	7,519

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,984	10,564	10,160

Symphony Teleca Services, Inc.(11)	Outsourced Product Development
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2019)(9)	14,000	13,870	13,930

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,913	6,798	6,822

Targus Group International(11)	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,288	4,299	3,495

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,830	6,813	6,796
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,480	2,512

				9,293	9,308

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,945	3,615

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301

The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,980	1,964	1,930

Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,178	6,255

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	5,000	4,511	4,625

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,445	12,305	12,445

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)(14)	10,776	10,173	7,942
		5% Current / 2.25% PIK Secured Debt (Maturity—August 13, 2019)(14)	640	640	640
		Warrants (267,302 equivalent shares)		449	—

				11,262	8,582

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,094	5,084	5,082

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units (4,000,000 units)		4,000	4,000

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,444	7,410	7,332

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 5, 2017)	7,000	7,000	6,790

Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,479	1,479
		Preferred Class A Units (14 units; 5% cumulative)(8)		344	344
		Warrants (11 equivalent units)		186	186

				2,009	2,009

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,941	4,872

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,395	5,391	5,153

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,750	1,727	1,636

Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,500	6,437	6,533

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Warrants (952,500 equivalent shares)		1,071	1,071

Subtotal Non-Control/Non-Affiliate Investments (51.8% of total investments at fair value)				832,312	814,809

Total Portfolio Investments, December 31, 2014				1,441,402	1,563,330

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule Of Investments (Continued)

December 31, 2014
(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments

Solar Senior Capital Ltd.(13)(15)	Business Development Company
		Common Stock (39,000 shares)(8)		742	584

Other Marketable Securities and Idle Funds Investments(13)(15)	Investments in Marketable Securities and Diversified, Registered Bond Funds
				9,862	8,483

Subtotal Marketable Securities and Idle Funds Investments (0.6% of total investments at fair value)				10,604	9,067

Total Investments, December 31, 2014				$1,452,006	$1,572,397

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. See Note B for a description of Lower Middle Market portfolio investments. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for a summary of geographic location of portfolio companies.

(4)
Principal is net of repayments. Cost is net of repayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate. Variable rate loans bear interest at a rate that may be determined by reference to either LIBOR (which can include one-, two-, three- or six-month LIBOR) or Prime, at the borrower's option, which rates reset periodically based on the terms of the loan agreement.

(10)
Private Loan portfolio investment. See Note B for a description of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a description of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a description of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provides "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for External Parties, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager, but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Composition—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's consolidated balance sheets and consolidated schedules of investments due to the nature of such investments (see Note B.11.). Main Street's results of operations for the three and nine months ended September 30, 2015 and 2014, cash flows for the nine months ended September 30, 2015 and 2014, and financial position as of September 30, 2015 and December 31, 2014, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform to the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2015 and 2014 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), Main Street is precluded from consolidating other entities in which Main Street has equity investments, including those in which it has a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to its portfolio companies. Accordingly, as noted above, MSCC's consolidated financial statements include the financial position and operating results for the Funds and the Taxable

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(Unaudited)

Subsidiaries. MSCC's consolidated financial statements also include the financial position and operating results for MSCC's wholly owned operating subsidiary, Main Street Capital Partners, LLC, ("MSCP"), as the wholly owned subsidiary provides all of its services directly or indirectly to Main Street or its portfolio companies. Main Street has determined that all of its portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the consolidated balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments Main Street holds in its LMM portfolio and Middle Market portfolio. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for its LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established

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markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policies and processes are intended to provide a consistent basis for determining the fair value of Main Street's Investment Portfolio.

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for its LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for its LMM debt investments. For Middle Market portfolio investments, Main Street primarily uses quoted prices in the valuation process. Main Street determines the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio equity investments, Main Street generally calculates the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for Main Street's portfolio investments estimate the value of the investment as if Main Street were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, Main Street estimates the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then performs a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and

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Notes to Consolidated Financial Statements (Continued)

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may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, Main Street also analyzes the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, Main Street assumes the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which Main Street believes is consistent with its past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, Main Street also uses the income approach to determine the fair value of debt securities based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of the portfolio investments. Main Street's estimate of the expected repayment date of its debt securities is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans and debt securities to maturity. The Yield-to-Maturity analysis also considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will generally use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, Main Street may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, Main Street measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, Main Street may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of Main Street's investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding Main Street's ability to realize the full NAV of its interests in the investment fund.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each of its portfolio investments quarterly. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding the Company's determinations of the fair value of its LMM portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to Main Street's investments in each LMM portfolio company at least once every calendar year, and for Main Street's investments in new

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent financial advisory services firm in arriving at Main Street's determination of fair value on its investments in a total of 44 LMM portfolio companies for the nine months ended September 30, 2015, representing approximately 75% of the total LMM portfolio at fair value as of September 30, 2015, and on a total of 42 LMM portfolio companies for the nine months ended September 30, 2014, representing approximately 74% of the total LMM portfolio at fair value as of September 30, 2014. Excluding investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of September 30, 2015 and 2014, as applicable, and investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by the independent financial advisory services firm for the nine months ended September 30, 2015 and 2014 was 82% and 83% of the total LMM portfolio at fair value as of September 30, 2015 and 2014, respectively.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, Main Street uses observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method. The Company does not generally consult with any financial advisory services firms in connection with determining the fair value of its Middle Market debt investments.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding the Company's determinations of the fair value of its Private Loan portfolio company investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments. Main Street's Other Portfolio investments comprised approximately 3.0% and 3.8%, respectively, of Main Street's Investment Portfolio at fair value as of September 30, 2015 and December 31, 2014. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street generally determines the fair value of its investments using the NAV valuation method. For Other Portfolio debt investments for which it has determined that third-party quotes or other

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method. For Other Portfolio debt investments for which third-party quotes or other independent pricing are available and appropriate, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value.

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market comparables. This valuation approach estimates the value of the investment as if Main Street were to sell, or exit, the investment. In addition, Main Street considers the value associated with Main Street's ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for overseeing, reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio, as well as its valuation procedures, consistent with 1940 Act requirements. Main Street believes its Investment Portfolio as of September 30, 2015 and December 31, 2014 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ significantly from the values that would have been determined had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At September 30, 2015, cash balances totaling $31.4 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large, established, high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include intermediate-term secured debt investments, independently rated debt investments and publicly traded debt and equity investments. See the consolidated schedule of investments for more information on Marketable securities and idle funds investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds certain debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. Main Street stops accruing PIK interest and cumulative dividends and writes off any accrued and uncollected interest and dividends in arrears when it determines that such PIK interest and dividends in arrears are no longer collectible. For the three months ended September 30, 2015 and 2014, (i) approximately 2.2% and 2.5%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.2% and 1.8%, respectively, of Main Street's total investment income was attributable to cumulative dividend income

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

not paid currently in cash. For the nine months ended September 30, 2015 and 2014, (i) approximately 2.1% and 3.9%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.0% and 1.4%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of September 30, 2015, Main Street's total Investment Portfolio had four investments on non-accrual status, which included one fully-impaired debt investment and comprised approximately 0.2% of its fair value and 3.0% of its cost. As of December 31, 2014, Main Street's total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Interest, fee and dividend income:
Interest income	$34,167	$27,669	$97,010	$81,332
Dividend income	6,939	5,935	17,353	15,411
Fee income	1,273	2,627	5,887	4,704

Total interest, fee and dividend income	$42,379	$36,231	$120,250	$101,447

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees are approximately 3.4% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the ten year term of each debenture agreement.

        Deferred financing costs also include commitment fees and other costs related to Main Street's multi-year investment credit facility (the "Credit Facility", as discussed further in Note F) and its notes (as discussed further in Note G). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income

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from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the three months ended September 30, 2015 and 2014, approximately 2.3% and 2.3%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction. For the nine months ended September 30, 2015 and 2014, approximately 2.7% and 3.4%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.
8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

9.     Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal

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Notes to Consolidated Financial Statements (Continued)

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year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        MSCC's wholly owned subsidiary MSCP is included in Main Street's consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and MSCP use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, payables and other liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds and publicly traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of Main Street's acquisition of the majority of the equity interests of MSC II in January 2010 (the "MSC II Acquisition"), Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the MSC II Acquisition and values those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the MSC II Acquisition. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted- average number of shares of common stock outstanding for the period. In accordance with ASC 260, Earnings Per Share, the unvested shares of restricted stock awarded pursuant to Main Street's equity compensation plans are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

13.   Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount,

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

timing and uncertainty of revenue that is recognized. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. If finalized, the new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. Main Street is currently evaluating the impact the adoption of this new accounting standard will have on its financial statements.

        In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which changes the presentation of debt issuance costs in financial statements. ASU 2015-03 requires an entity to present such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. It is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The new guidance will be applied retrospectively to each prior period presented. The impact of the adoption of this new accounting standard on Main Street's consolidated financial statements is currently being evaluated.

        In May 2015, the FASB issued ASU 2015-07, Fair Value Measurements—Disclosures for Certain Entities that Calculate Net Asset Value per Share. This amendment updates guidance intended to eliminate the diversity in practice surrounding how investments measured at net asset value under the practical expedient with future redemption dates have been categorized in the fair value hierarchy. Under the updated guidance, investments for which fair value is measured at net asset value per share using the practical expedient should no longer be categorized in the fair value hierarchy, while investments for which fair value is measured at net asset value per share but the practical expedient is not applied should continue to be categorized in the fair value hierarchy. The updated guidance requires retrospective adoption for all periods presented and is effective for interim and annual reporting periods beginning after December 15, 2015, with early adoption permitted. The impact of the adoption of this new accounting standard on Main Street's consolidated financial statements is currently being evaluated.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

  Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. During the classification process, Main Street may determine that it is appropriate to transfer investments between fair value hierarchy Levels. These transfers occur when Main Street has concluded that it is appropriate for the classification of an individual asset to be changed due to a change in the factors used to determine the selection of the Level. Any such changes are deemed to be effective during the quarter in which the transfer occurs.

        As of September 30, 2015 and December 31, 2014, all except for one of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The remaining investment was a publicly traded equity security. As a result, the fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

portfolio investments were categorized as Level 3 as of September 30, 2015 and December 31, 2014, except for the one publicly traded equity security which was categorized as Level 2.

        As of September 30, 2015 and December 31, 2014, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Middle Market portfolio investments were categorized as Level 3 as of September 30, 2015 and December 31, 2014.

        As of September 30, 2015 and December 31, 2014, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing secured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of September 30, 2015 and December 31, 2014.

        As of September 30, 2015 and December 31, 2014, Main Street's Other Portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio investments were categorized as Level 3 as of September 30, 2015 and December 31, 2014.

        As of September 30, 2015 and December 31, 2014, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of September 30, 2015 and December 31, 2014.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted-average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the Yield-to-Maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the tables below.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of September 30, 2015:

Type of Investment	Fair Value as of September 30, 2015 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$506,285	Discounted cash flow	Weighted average cost of capital	10.9% - 19.4%	13.0%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 8.5x(2)	6.8x
Debt investments	$656,173	Discounted cash flow	Risk adjusted discount factor	7.6% - 15.3%(2)	11.5%
			Expected principal recovery percentage	25.4% - 100.0%	99.7%
Debt investments	$700,516	Market approach	Third party quote	34.0 - 106.4

Total Level 3 investments	$1,862,974

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 18.8x and the range for risk adjusted discount factor is 6.0% - 30.8%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2014:

Type of Investment	Fair Value as of December 31, 2014 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$407,569	Discounted cash flow	Weighted average cost of capital	11.4% - 23.4%	13.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.8x(2)	6.4x
Debt investments	$557,604	Discounted cash flow	Risk adjusted discount factor	7.5% - 15.8%(2)	12.1%
			Expected principal recovery percentage	42.0% - 100.0%	99.3%
Debt investments	$589,677	Market approach	Third party quote	60.1 - 102.3

Total Level 3 investments	$1,554,850

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 17.5x and the range for risk adjusted discount factor is 6.0% - 32.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the nine months ended September 30, 2015 (amounts in thousands). Net unrealized

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the consolidated statements of operations.

Type of Investment	Fair Value as of December 31, 2014	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of September 30, 2015
Debt	$1,147,281	$—	$(439,158)	$672,305	$19,844	$(32,804)	$(10,779)	$1,356,689
Equity	391,933	—	(16,475)	58,728	(8,250)	55,865	10,376	492,177
Equity Warrant	15,636	—	(1,723)	2,153	(1,687)	(271)	—	14,108

	$1,554,850	$—	$(457,356)	$733,186	$9,907	$22,790	$(403)	$1,862,974

(1)
Includes the impact of non-cash conversions.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the nine months ended September 30, 2014 (amounts in thousands). All transfers that occurred between fair value hierarchy levels during the nine months ended September 30, 2014 were transfers out of Level 2 into Level 3 as certain investments were deemed to trade infrequently. Net unrealized appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the consolidated statements of operations.

Type of Investment	Fair Value as of December 31, 2013	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of September 30, 2014
Debt	$897,568	$55,102	$(411,801)	$575,644	$6,811	$(19,144)	$(2,738)	$1,101,442
Equity	270,764	—	(12,305)	41,338	1,050	53,616	2,078	356,541
Equity Warrant	36,558	—	(650)	771	(9,800)	(6,931)	83	20,031

	$1,204,890	$55,102	$(424,756)	$617,753	$(1,939)	$27,541	$(577)	$1,478,014

(1)
Includes the impact of non-cash conversions.

        As of September 30, 2015 and December 31, 2014, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a Yield-to-Maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument. The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the Yield- to-Maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

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Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of September 30, 2015 (amounts in thousands):

Type of Instrument	Fair Value as of September 30, 2015	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$73,804	Discounted cash flow	Estimated market interest rates	4.1% - 5.9%	4.9%

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2014 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2014	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$72,981	Discounted cash flow	Estimated market interest rates	4.6% - 6.0%	5.3%

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the nine months ended September 30, 2015 (amounts in thousands):

Fair Value as of December 31, 2014	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of September 30, 2015
$72,981	$—	$—	$823	$73,804

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the nine months ended September 30, 2014 (amounts in thousands):

Fair Value as of December 31, 2013	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of September 30, 2014
$62,050	$—	$—	$10,779	$72,829

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        At September 30, 2015 and December 31, 2014, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At September 30, 2015	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$856,371	$—	$4,460	$851,911
Middle Market portfolio investments	669,519	—	—	669,519
Private Loan portfolio investments	252,366	—	—	252,366
Other Portfolio investments	56,873	—	—	56,873
External Investment Manager	32,305	—	—	32,305

Total portfolio investments	1,867,434	—	4,460	1,862,974
Marketable securities and idle funds investments	4,583	4,583	—	—

Total investments	$1,872,017	$4,583	$4,460	$1,862,974

SBIC debentures at fair value	$73,804	$—	$—	$73,804

		Fair Value Measurements
		(in thousands)
At December 31, 2014	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$733,191	$—	$8,480	$724,711
Middle Market portfolio investments	542,688	—	—	542,688
Private Loan portfolio investments	213,015	—	—	213,015
Other Portfolio investments	58,856	—	—	58,856
External Investment Manager	15,580	—	—	15,580

Total portfolio investments	1,563,330	—	8,480	1,554,850
Marketable securities and idle funds investments	9,067	9,067	—	—

Total investments	$1,572,397	$9,067	$8,480	$1,554,850

SBIC debentures at fair value	$72,981	$—	$—	$72,981

Investment Portfolio Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio investments, Main Street receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct investments in or secondary purchases of interest- bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's private loan ("Private Loan") portfolio investments are primarily debt securities which have been originated through strategic relationships with other investment funds on a collaborative basis, and are often referred to in the debt markets as "club deals." Private Loan investments are typically similar in size, structure, terms and conditions to investments Main Street holds in its LMM portfolio and Middle Market portfolio. Main Street's Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Main Street's external asset management business is conducted through its External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed. Main Street has entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street provides management and other services to the External Investment Manager, as well as access to Main Street's employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, Main Street began charging the External Investment Manager the cost for these services. Main Street's total expenses for the three months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $1.1 million and $0.6 million, respectively. Main Street's total expenses for the nine months ended September 30, 2015 and 2014 are net of expenses charged to the External Investment Manager of $3.1 million and $1.3 million, respectively.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the three and nine months ended September 30, 2015 and 2014, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following tables provide a summary of Main Street's investments in the LMM, Middle Market and Private Loan portfolios as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of September 30, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	71	86	41
Fair value	$856.4	$669.5	$252.4
Cost	$693.7	$695.2	$273.1
% of portfolio at cost—debt	70.4%	98.5%	94.9%
% of portfolio at cost—equity	29.6%	1.5%	5.1%
% of debt investments at cost secured by first priority lien	89.6%	87.8%	87.6%
Weighted-average annual effective yield(b)	12.3%	8.0%	9.5%
Average EBITDA(c)	$6.1	$97.9	$17.1

(a)
At September 30, 2015, Main Street had equity ownership in approximately 96% of its LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of September 30, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of Main Street's common stock will realize on its investment because it does not reflect Main Street's expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including four LMM portfolio companies, one Middle Market portfolio company and eight Private Loan portfolio companies, as EBITDA is not a meaningful valuation metric for Main Street's investments in these

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

  portfolio companies, and those portfolio companies whose primary purpose is to own real estate.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of portfolio at cost—debt	71.5%	99.8%	95.6%
% of portfolio at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, Main Street had equity ownership in approximately 95% of its LMM portfolio companies, and the average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status. Weighted-average annual effective yield is higher than what an investor in shares of Main Street's common stock will realize on its investment because it does not reflect Main Street's expenses or any sales load paid by an investor.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude certain portfolio companies, including two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies companies, and those portfolio companies whose primary purpose is to own real estate.

        As of September 30, 2015, Main Street had Other Portfolio investments in seven companies, collectively totaling approximately $56.9 million in fair value and approximately $61.2 million in cost basis and which comprised approximately 3.0% of Main Street's Investment Portfolio at fair value. As of December 31, 2014, Main Street had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of Main Street's Investment Portfolio at fair value.

        As discussed further in Note A.1., Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of September 30, 2015, there was no cost basis in this investment and the investment had a fair value of $32.3 million, which comprised 1.7% of Main Street's Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of Main Street's Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	September 30, 2015	December 31, 2014
First lien debt	76.1%	75.7%
Equity	12.6%	11.6%
Second lien debt	9.0%	10.0%
Equity warrants	1.3%	1.5%
Other	1.0%	1.2%

	100.0%	100.0%

Fair Value:	September 30, 2015	December 31, 2014
First lien debt	67.3%	66.9%
Equity	23.0%	21.9%
Second lien debt	8.2%	9.2%
Equity warrants	0.8%	1.0%
Other	0.7%	1.0%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	September 30, 2015	December 31, 2014
Southwest	32.2%	29.6%
Northeast	19.7%	19.9%
Midwest	16.1%	13.5%
West	14.3%	18.7%
Southeast	13.5%	15.4%
Canada	2.4%	0.7%
Other Non-United States	1.8%	2.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Fair Value:	September 30, 2015	December 31, 2014
Southwest	35.5%	33.7%
Northeast	18.0%	18.3%
West	15.4%	20.4%
Midwest	14.8%	12.7%
Southeast	12.6%	12.4%
Canada	2.1%	0.6%
Other Non-United States	1.6%	1.9%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

as of September 30, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	September 30, 2015	December 31, 2014
Hotels, Restaurants & Leisure	7.7%	5.6%
Energy Equipment & Services	7.0%	8.3%
Media	6.0%	8.3%
Machinery	5.4%	6.5%
IT Services	5.2%	5.9%
Specialty Retail	5.0%	4.7%
Software	4.7%	5.4%
Construction & Engineering	4.3%	5.3%
Diversified Telecommunication Services	4.3%	4.0%
Health Care Providers & Services	4.2%	4.9%
Internet Software & Services	3.6%	1.9%
Electronic Equipment, Instruments & Components	3.3%	3.0%
Diversified Consumer Services	3.1%	2.9%
Auto Components	2.6%	2.3%
Food Products	2.5%	1.8%
Commercial Services & Supplies	2.2%	1.0%
Oil, Gas & Consumable Fuels	2.1%	2.5%
Diversified Financial Services	2.1%	1.0%
Pharmaceuticals	1.8%	1.8%
Building Products	1.8%	1.1%
Health Care Equipment & Supplies	1.8%	2.1%
Professional Services	1.8%	1.1%
Road & Rail	1.6%	1.8%
Aerospace & Defense	1.2%	1.2%
Leisure Equipment & Products	1.2%	0.5%
Automobile	1.2%	0.8%
Chemicals	1.1%	1.3%
Air Freight & Logistics	1.1%	0.9%
Distributors	1.1%	1.0%
Trading Companies & Distributors	1.0%	1.2%
Textiles, Apparel & Luxury Goods	0.6%	1.3%
Other(1)	7.4%	8.6%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Fair Value:	September 30, 2015	December 31, 2014
Hotels, Restaurants & Leisure	7.5%	5.6%
Machinery	6.5%	8.1%
Energy Equipment & Services	6.1%	7.9%
Specialty Retail	5.7%	4.9%
Software	5.5%	5.5%
Media	5.2%	7.7%
Diversified Consumer Services	5.0%	4.4%
Construction & Engineering	4.9%	5.5%
IT Services	4.8%	5.4%
Diversified Telecommunication Services	3.8%	3.8%
Health Care Providers & Services	3.5%	4.4%
Internet Software & Services	3.3%	2.3%
Auto Components	2.8%	2.5%
Electronic Equipment, Instruments & Components	2.7%	2.5%
Road & Rail	2.5%	2.3%
Food Products	2.4%	1.6%
Diversified Financial Services	2.1%	1.0%
Commercial Services & Supplies	2.1%	1.0%
Pharmaceuticals	1.7%	1.7%
Health Care Equipment & Supplies	1.7%	1.9%
Professional Services	1.7%	1.0%
Oil, Gas & Consumable Fuels	1.6%	1.9%
Building Products	1.6%	0.9%
Air Freight & Logistics	1.2%	0.8%
Aerospace & Defense	1.1%	1.1%
Leisure Equipment & Products	1.1%	0.4%
Distributors	1.1%	1.0%
Automobile	1.1%	0.8%
Chemicals	1.0%	1.2%
Trading Companies & Distributors	0.9%	1.1%
Paper & Forest Products	0.7%	1.2%
Textiles, Apparel & Luxury Goods	0.5%	1.2%
Other(1)	6.6%	7.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At September 30, 2015 and December 31, 2014, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—EXTERNAL INVESTMENT MANAGER

        As discussed further in Note A.1., the External Investment Manager provides investment management and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries.

        During May 2012, Main Street entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow it to own a registered investment adviser, Main Street assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended September 30, 2015 and 2014, the External Investment Manager earned $2.1 million and $0.8 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser. During the nine months ended September 30, 2015 and 2014, the External Investment Manager earned $5.5 million and $1.7 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        The investment in the External Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors. Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach (see further discussion in Note B.1.). Any change in fair value of the investment in the External Investment Manager is recognized on Main Street's consolidated statement of operations in "Net Change in Unrealized Appreciation (Depreciation)—Portfolio investments".

        The External Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The External Investment Manager has elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the External Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The External Investment Manager provides for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements.

        Main Street provides services to the External Investment Manager and charges the expenses necessary to perform these services to the External Investment Manager generally based on a

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

combination of the direct time spent, new investment origination activity and assets under management, depending on the nature of the expense. For the three months ended September 30, 2015 and 2014, Main Street charged $1.1 million and $0.6 million of total expenses, respectively, to the External Investment Manager. For the nine months ended September 30, 2015 and 2014, Main Street charged $3.1 million and $1.3 million of total expenses, respectively, to the External Investment Manager. The total contribution of the External Investment Manager to Main Street's net investment income consists of the combination of the expenses charged to the External Investment Manager and dividend income from the External Investment Manager. For the three months ended September 30, 2015 and 2014, the total contribution to net investment income was $1.8 million and $0.7 million, respectively. For the nine months ended September 30, 2015 and 2014, the total contribution to net investment income was $4.7 million and $1.5 million, respectively.

        Summarized financial information from the separate financial statements of the External Investment Manager as of September 30, 2015 and December 31, 2014 and for the three and nine months ended September 30, 2015 and 2014 is as follows:

	As of September 30,	As of December 31,
	2015	2014
	(in thousands)
Cash	$31	$130
Taxes receivable	105	—
Accounts receivable—HMS Income	2,134	1,120

Total assets	$2,270	$1,250

Accounts payable to MSCC and its subsidiaries	$1,660	$699
Dividend payable to MSCC	610	253
Taxes payable	—	298
Equity	—	—

Total liabilities and equity	$2,270	$1,250

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
	(in thousands)
Management fee income	$2,105	$834	$5,500	$1,668
Expenses allocated from MSCC or its subsidiaries:
Salaries, share-based compensation and other personnel costs	(764)	(439)	(2,146)	(994)
Other G&A expenses	(381)	(177)	(987)	(349)

Total allocated expenses	(1,145)	(616)	(3,133)	(1,343)
Other direct G&A expenses	—	—	—	(2)

Total expenses	(1,145)	(616)	(3,133)	(1,345)

Pre-tax income	960	218	2,367	323
Tax expense	(350)	(87)	(847)	(129)

Net income	$610	$131	$1,520	$194

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable were $225.0 million at both September 30, 2015 and December 31, 2014, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted-average annual interest rate on the SBIC debentures was 4.2% as of both September 30, 2015 and December 31, 2014. The first principal maturity due under the existing SBIC debentures is in 2017, and the remaining weighted-average duration as of September 30, 2015 was approximately 5.8 years. For the three months ended September 30, 2015 and 2014, Main Street recognized interest expense attributable to the SBIC debentures of $2.5 million in each period, respectively. For the nine months ended September 30, 2015 and 2014, Main Street recognized interest expense attributable to the SBIC debentures of $7.4 million and $7.0 million, respectively. Main Street has incurred upfront leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of September 30, 2015, the recorded value of the SBIC debentures was $223.6 million which consisted of (i) $73.8 million recorded at fair value, or $1.4 million less than the $75.2 million face value of the SBIC debentures held in MSC II, and (ii) $149.8 million reported at face value and held in MSMF. As of September 30, 2015, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $211.1 million, or $13.9 million less than the $225.0 million face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity to support its investment and operational activities. The Credit Facility provides for commitments from a diversified group of fifteen lenders, matures in September 2019 and was amended during April 2015 to increase the total commitments from $572.5 million to $597.5 million and increase the accordion feature of the Credit Facility from $650.0 million to $750.0 million. The accordion feature allows Main Street to increase the total commitments under the facility from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.20% as of September 30, 2015) plus 2.00%, as long as Main Street maintains an investment grade rating (or 2.25% if Main Street does not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of September 30, 2015) plus 1.00%, as long as Main Street maintains an investment grade rating (or 1.25% if Main Street does not maintain an investment grade rating). Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership and assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2019, and

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At September 30, 2015, Main Street had $346.0 million in borrowings outstanding under the Credit Facility. As of September 30, 2015, if Main Street had adopted the fair value option under ASC 825 for its Credit Facility, Main Street estimates its fair value would approximate its recorded value. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $2.2 million and $2.0 million for the three months ended September 30, 2015 and 2014, respectively and of $5.5 million and $5.3 million, respectively, for the nine months ended September 30, 2015 and 2014. As of September 30, 2015, the interest rate on the Credit Facility was 2.2%, which is consistent with the average rate for the three months ended September 30, 2015. Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE G—NOTES

  6.125% Notes

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). The 6.125% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year. The total net proceeds to Main Street from the 6.125% Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the 6.125% Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase the 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2015, the outstanding balance of the 6.125% Notes was $90.7 million. As of September 30, 2015, if Main Street had adopted the fair value option under ASC 825 for the 6.125% Notes, Main Street estimates the fair value would be approximately $92.0 million. Main Street recognized interest expense related to the 6.125% Notes, including amortization of deferred loan costs, of $1.5 million for each of the three months ended September 30, 2015 and 2014. Main Street recognized interest expense related to the 6.125% Notes, including amortization of deferred loan costs, of $4.4 million for each of the nine months ended September 30, 2015 and 2014.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 6.125% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

  4.50% Notes

        In November 2014, Main Street issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes") at an issue price of 99.53%. The 4.50% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at Main Street's option subject to certain make whole provisions. The 4.50% Notes bear interest at a rate of 4.50% per year payable semi-annually on June 1 and December 1 of each year. The total net proceeds from the 4.50% Notes, resulting from the issue price and after underwriting discounts and estimated offering expenses payable by us, were approximately $171.2 million. Main Street may from time to time repurchase the 4.50% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of September 30, 2015, the outstanding balance of the 4.50% Notes was $175.0 million. As of September 30, 2015, if Main Street had adopted the fair value option under ASC 825 for the 4.50% Notes, Main Street estimates its fair value would be approximately $179.4 million. Main Street recognized interest expense related to the 4.50% Notes, including amortization of deferred loan costs, of $2.1 million and $6.4 million for the three months and nine months ended September 30, 2015, respectively.

        The indenture governing the 4.50% Notes (the "4.50% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 4.50% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes Indenture.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE H—FINANCIAL HIGHLIGHTS

	Nine Months Ended September 30,
	2015	2014
Per Share Data:
NAV at the beginning of the period	$20.85	$19.89
Net investment income(1)	1.61	1.61
Net realized gain (loss)(1)(2)	(0.19)	0.25
Net change in net unrealized appreciation(1)(2)	0.42	0.17
Income tax benefit (provision)(1)(2)	0.15	(0.20)

Net increase in net assets resulting from operations(1)	1.99	1.83
Dividends paid to stockholders from net investment income	(1.79)	(1.46)
Distributions from capital gains	(0.05)	(0.30)

Total dividends paid	(1.84)	(1.76)
Impact of the net change in monthly dividends declared prior to the end of the period and paid in the subsequent period	(0.01)	(0.01)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.71	1.07
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.08	0.09
Other(3)	0.01	(0.03)

NAV at the end of the period	$21.79	$21.08

Market value at the end of the period	$26.66	$30.64
Shares outstanding at the end of the period	50,079,178	44,945,194

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

  certain per share data based on the shares outstanding as of a period end or transaction date.

	Nine Months Ended September 30,
	2015	2014
	(in thousands, except percentages)
NAV at end of period	$1,090,981	$947,506
Average NAV	$1,051,418	$871,964
Average outstanding debt	$742,993	$553,622
Ratio of total expenses, including income tax expense, to average NAV(1)(2)	3.38%	4.72%
Ratio of operating expenses to average NAV(2)(3)	4.05%	3.76%
Ratio of operating expenses, excluding interest expense, to average NAV(2)(3)	1.79%	1.84%
Ratio of net investment income to average NAV(2)	7.47%	7.94%
Portfolio turnover ratio(2)	16.68%	27.24%
Total investment return(2)(4)	–6.74%	–1.06%
Total return based on change in NAV(2)(5)	10.31%	9.94%

(1)
Total expenses are the sum of operating expenses and net income tax provision/benefit. Net income tax provision/benefit includes the accrual of net deferred tax provision/benefit on the net unrealized appreciation/depreciation on portfolio investments held in Taxable Subsidiaries and due to the change in net operating loss carryforwards, which are non-cash in nature and may vary significantly from period to period. Main Street is required to include net deferred tax provision/benefit in calculating its total expenses even though these net deferred taxes are not currently payable/receivable.

(2)
Not annualized.

(3)
Operating expenses include compensation, general and administrative and share-based compensation expenses, net of expenses charged to the External Investment Manager.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

(5)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid regular monthly dividends of $0.170 per share for each month of January through March 2015 and $0.175 for each month of April through September 2015, totaling approximately $26.2 million, or $0.525 per share, for the three months ended September 30, 2015, and $75.4 million, or $1.560 per share, for the nine months ended September 30, 2015. The third quarter 2015 regular

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

monthly dividends represent a 6.1% increase from the regular monthly dividends paid for the third quarter of 2014. Additionally, Main Street paid a $0.275 per share supplemental semi-annual dividend, totaling $13.7 million, in June 2015 compared to $12.3 million, or $0.275 per share, paid in June 2014. The regular monthly dividends equaled a total of approximately $22.2 million, or $0.495 per share, for the three months ended September 30, 2014, and $63.3 million, or $1.485 per share, for the nine months ended September 30, 2014.

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the nine months ended September 30, 2015 and 2014.

	Nine Months Ended September 30,
	2015	2014
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$96,895	$78,754
Book tax difference share-based compensation expense	(662)	3,034
Net change in net unrealized appreciation	(20,372)	(7,160)
Income tax provision (benefit)	(7,004)	8,401
Pre-tax book (income) loss not consolidated for tax purposes	15,240	(2,217)
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	992	332

Estimated taxable income(1)	85,089	81,144
Taxable income earned in prior year and carried forward for distribution in current year	38,638	37,046
Taxable income earned prior to period end and carried forward for distribution next period	(42,279)	(49,184)
Dividend payable as of period end and paid in the following period	9,014	7,641

Total distributions accrued or paid to common stockholders	$90,462	$76,647

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        MSCC's wholly owned subsidiary MSCP is included in Main Street's consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The income tax expense, or benefit, and the related tax assets and liabilities, generated by the Taxable Subsidiaries and MSCP, if any, are reflected in Main Street's consolidated financial statements. For the three months ended September 30, 2015, Main Street recognized a net income tax benefit of $3.2 million, principally consisting of deferred tax benefit of $2.7 million which is primarily the result of the net activity relating to the portfolio investments held in the Taxable Subsidiaries including changes in net operating loss carryforwards, changes in net unrealized appreciation or depreciation and other temporary book tax differences and a $0.5 million benefit in other current taxes which is primarily related to a $0.7 million benefit for current U.S. federal income and state taxes, partially offset by $0.2 million accrual for excise tax on our estimated spillover taxable income. For the nine months ended September 30, 2015, Main Street recognized a net income tax benefit of $7.0 million, which principally consisted of deferred tax benefit of $8.5 million primarily the result of the net activity relating to the portfolio investments held in the Taxable Subsidiaries including changes in net operating loss carryforwards, changes in net unrealized appreciation or depreciation and temporary book tax differences, offset by $1.5 million in other current taxes, which principally consists of $0.8 million of accruals for current U.S. federal income and state taxes, and a $0.7 million accrual for excise tax. For the three months ended September 30, 2014, Main Street recognized a net income tax provision of $3.0 million, which principally consisted of deferred taxes of $2.0 million, and $1.0 million of accruals for current U.S. federal income and excise taxes, state and other taxes. For the nine months ended September 30, 2014, Main Street recognized a net income tax provision of $8.4 million, related to deferred taxes of $6.6 million, which is primarily the result of deferred taxes on net unrealized appreciation on several of the portfolio investments held in our Taxable Subsidiaries and other taxes of $1.8 million. As of September 30, 2015, Main Street had a capital loss carryforward of $5.5 million. For federal income tax purposes, the capital loss carryforward will expire in 2020. The timing and manner in which Main Street will utilize any net loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

        The net deferred tax liability at September 30, 2015 and December 31, 2014 was $0.7 million and $9.2 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass-through" entities for tax purposes and excess deductions resulting from the restricted stock plans (see further discussion in Note L).

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        In accordance with the realization requirements of ASC 718, Compensation—Stock Compensation, Main Street uses tax law ordering when determining when tax benefits related to equity compensation greater than equity compensation recognized for financial reporting should be realized. For the nine months ended September 30, 2015, Main Street realized no increase to paid-in capital due to tax deductions related to equity compensation greater than equity compensation recognized for financial reporting compared to a $0.5 million increase for the corresponding period in 2014. Paid-in capital increases of $1.8 million will be recognized in future periods when such tax benefits are ultimately realized by reducing taxes payable.

NOTE J—COMMON STOCK

        During March 2015, Main Street completed a follow-on public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by Main Street, of approximately $127.8 million.

        During April 2014, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by Main Street, of approximately $139.7 million.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of shares of common stock or through open market purchases of common stock. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan for their clients.

        For the nine months ended September 30, 2015, $13.7 million of the total $89.1 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 444,957 newly issued shares and with the purchase of 3,131 shares of common stock in the open market. For the nine months ended September 30, 2014, $11.8 million of the total $75.6 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 333,657 newly issued shares and with the purchase of 31,825 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2015 Equity and Incentive Plan. These shares generally vest over a three-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances approved by Main Street's Board of Directors, net of shares forfeited, and the remaining shares of restricted stock available for issuance as of September 30, 2015.

Restricted stock authorized under the plan	3,000,000
Less net restricted stock granted during:
Nine months ended September 30, 2015	—

Restricted stock available for issuance as of September 30, 2015	3,000,000

        As of September 30, 2015, the following table summarizes the restricted stock issued to Main Street's independent directors and the remaining shares of restricted stock available for issuance pursuant to the Main Street Capital Corporation 2015 Non-Employee Director Restricted Stock Plan. These shares are granted upon appointment or election to the board and vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over such service period.

Restricted stock authorized under the plan	300,000
Less net restricted stock granted during:
Nine months ended September 30, 2015	(4,830)

Restricted stock available for issuance as of September 30, 2015	295,170

        For the three months ended September 30, 2015 and 2014, Main Street recognized total share-based compensation expense of $1.7 million and $1.2 million, respectively, related to the restricted stock issued to Main Street employees and independent directors, and for the nine months ended September 30, 2015 and 2014, Main Street recognized total share-based compensation expense of $4.6 million and $3.0 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of September 30, 2015, there was $13.7 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.3 years as of September 30, 2015.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE M—COMMITMENTS AND CONTINGENCIES

        At September 30, 2015, Main Street had the following outstanding commitments (in thousands):

Amount
Investments with equity capital commitments that have not yet funded:
Encap Energy Fund Investments
EnCap Energy Capital Fund VIII, L.P.	$1,100
EnCap Energy Capital Fund VIII Co-Investors, L.P.	243
EnCap Energy Capital Fund IX, L.P.	2,150
EnCap Energy Capital Fund X, L.P.	9,587
EnCap Flatrock Midstream Fund II, L.P.	7,587
EnCap Flatrock Midstream Fund III, L.P.	7,077

$27,744
Congruent Credit Opportunities Funds
Congruent Credit Opportunities Fund II, LP	$8,488
Congruent Credit Opportunities Fund III, LP	17,901

$26,389
I-45 SLF LLC	$17,000
Freeport Fund Investments
Freeport First Lien Loan Fund III LP	$11,741
Freeport Financial SBIC Fund LP	1,375

$13,116
Dos Rios Partners
Dos Rios Partners, LP	$4,486
Dos Rios Partners—A, LP	1,424

$5,910
Brightwood Capital Fund III, LP	$3,750
LKCM Headwater Investments I, L.P.	$2,750
Access Media Holdings, LLC	$1,299

Total equity commitments	$97,958
Investments with commitments to fund revolving loans that have not been fully drawn or term loans with additional commitments not yet funded:
Volusion, LLC	$7,000
Minute Key, Inc.	6,000
Barfly Ventures, LLC	4,594
Buca C, LLC	2,670
Applied Products, Inc.	2,000

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Amount
Mid-Columbia Lumber Products, LLC	2,000
Glowpoint, Inc.	1,979
Datacom, LLC	1,800
LaMi Products, LLC	1,688
Guerdon Modular Holdings, Inc.	1,600
IDX Broker, LLC	1,475
Subsea Global Solutions, LLC	1,428
Messenger, LLC	1,228
Arcus Hunting LLC	1,080
Ceres Management, LLC (Lambs Tire & Automotive)	1,000
HW Temps LLC	800
Mystic Logistics, Inc.	800
PT Network, LLC	769
Jackmont Hospitality, Inc.	666
Vision Interests, Inc.	524
Insurance Technologies, LLC	522
Jensen Jewelers of Idaho, LLC	500
UniTek Global Services, Inc.	483
ATS Workholding, Inc.	168
Brainworks Software, LLC	111

Total loan commitments	$42,885

Total commitments	$140,843

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of Main Street's Investment Portfolio. At September 30, 2015, Main Street had a receivable of $2.3 million due from the External Investment Manager which included approximately $1.7 million related primarily to operating expenses incurred by MSCC or its subsidiaries required to support the External Investment Manager's business, along with dividends declared but not paid by the External Investment Manager of approximately $0.6 million.

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days following the termination of a participant's service as a director. As of September 30, 2015, $1.0 million of directors' fees had been deferred under this plan. These deferred

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

fees represented 32,190 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted-average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE O—SUBSEQUENT EVENTS

        During October 2015, Main Street declared a semi-annual supplemental cash dividend of $0.275 per share payable in December 2015. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that Main Street declared for the fourth quarter of 2015 of $0.180 per share for each of October, November and December 2015.

        In October 2015, Main Street led a new portfolio investment totaling $15.5 million of invested capital in Apex Linen Service, Inc. ("Apex Linen") to fund Apex Linen's near-term growth opportunities, with Main Street funding $12.4 million of the investment. Main Street's investment in Apex Linen included a first-lien, senior secured term debt investment and a revolving line of credit. Main Street and its co-investor also provided a commitment for $2.5 million of additional first-lien, senior secured term debt in the near-term future upon the completion of certain conditions. In addition, Main Street and its co-investor are providing Apex Linen a conditional commitment beyond the $2.5 million of additional first-lien, senior secured term debt for additional capital to support its future growth opportunities. Headquartered in Las Vegas, Nevada, and founded in 2010 by long-established industry experts, Apex Linen provides commercial laundry and linen services to the hotel and gaming industry in the Las Vegas metropolitan area.

        In November 2015, Main Street declared regular monthly dividends of $0.180 per share for each month of January, February and March of 2016. These regular monthly dividends equal a total of $0.540 per share for the first quarter of 2016 and represent a 5.9% increase from the regular monthly dividends declared for the first quarter of 2015. Including the regular monthly dividends declared for the first quarter of 2016, Main Street will have paid $16.420 per share in cumulative dividends since its October 2007 initial public offering.

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Consolidated Schedule of Investments in and Advances to Affiliates
Nine Months Ended September 30, 2015

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2014 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2015 Fair Value
Control Investments
Access Media	5.00% Current / 5.00% PIK Secured Debt		—	21,284	2,500	18,784
Holdings, LLC	Preferred Member Units		—	3,201	—	3,201
	Member Units		—	1	1	—

ASC Interests, LLC	11% Secured Debt	247	3,000	11	261	2,750
	Member Units	90	1,970	260	—	2,230

Bond-Coat, Inc.	12% Secured Debt	1,116	13,570	41	2,015	11,596
	Common Stock		11,210	—	1,000	10,210

Café Brazil, LLC	Member Units	814	6,980	350	—	7,330
California Healthcare	9% Secured Debt	361	8,703	135	8,838	—
Medical Billing, Inc.	Warrants		3,480	—	3,480	—
	Common Stock		1,460	—	1,460	—

CBT Nuggets, LLC	Member Units	3,517	27,200	11,690	—	38,890

Ceres Management, LLC	14% Secured Debt	415	3,916	4,424	270	8,070
(Lambs Tire &	Class B Member Units	376	4,048	376	4,424	—
Automotive)	Member Units		2,510	1,910	—	4,420
	9.5% Secured Debt	68	968	—	37	931
	Member Units	56	1,240	—	—	1,240

CMS Minerals LLC	Preferred Member Units	896	—	7,672	479	7,193

Datacom, LLC	10.5% Secured Debt	950	11,103	14	—	11,117
	8% Secured Debt	21	—	900	900	—
	Preferred Member Units	10	6,030	1,137	460	6,707

Garreco, LLC	14% Secured Debt	618	5,320	413	—	5,733
	Member Units	(45)	1,360	110	—	1,470

GRT Rubber	LIBOR Plus 9.00% (Floor 1.00%)	1,363	16,585	23	419	16,189
Technologies LLC	Member Units	42	13,065	—	—	13,065

Gulf Manufacturing, LLC	9% PIK Secured Debt	51	744	33	—	777
	Member Units	543	16,540	—	1,410	15,130

Harrison Hydra-Gen, Ltd.	12% Secured Debt	546	5,487	78	555	5,010
	Preferred Stock	76	1,260	76	—	1,336
	Common Stock		1,830	470	—	2,300

Hawthorne Customs and	Member Units	54	370	210	—	580
Dispatch Services, LLC	Member Units	132	2,220	—	—	2,220

HW Temps LLC	LIBOR Plus 9.50% (Floor 1.00%)	369	—	9,880	—	9,880
	Preferred Member Units	184	—	3,942	—	3,942

Hydratec, Inc.	Common Stock	1,535	13,720	1,230	—	14,950
	9% Secured Debt	4	—	500	500	—

IDX Broker, LLC	LIBOR Plus 6.50% (Floor 1.50%)	10	125	—	100	25
	12.5% Secured Debt	1,088	10,571	793	14	11,350
	Member Units		5,450	990	—	6,440

Impact Telecom, Inc.	LIBOR Plus 6.50% (Floor 2.00%)	118	1,569	1	—	1,570
	13% Secured Debt	2,596	15,515	378	—	15,893
	Warrants		4,160	—	—	4,160

Indianapolis Aviation	15% Secured Debt	432	3,100	—	—	3,100
Partners, LLC	Warrants		2,540	—	—	2,540

Jensen Jewelers of	Prime Plus 6.75% (Floor 2.00%)	345	3,655	1,002	452	4,205
Idaho, LLC	Member Units	916	3,580	1,170	—	4,750

Lighting Unlimited, LLC	8% Secured Debt	92	1,550	—	36	1,514
	Preferred Equity		439	—	5	434
	Warrants		40	—	—	40
	Member Units	100	360	60	—	420

Marine Shelters	12% Secured Debt	930	10,112	178	1,602	8,688
Holdings, LLC (LoneStar	Preferred Member Units		3,750	1,602	—	5,352
Marine Shelters)

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2014 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2015 Fair Value
MH Corbin Holding LLC	10% Secured Debt	124	—	13,864	—	13,864
	Preferred Member Units	12	—	6,000	—	6,000

Mid-Columbia Lumber	10% Secured Debt	133	1,750	—	—	1,750
Products, LLC	12% Secured Debt	355	3,900	—	—	3,900
	Member Units	(56)	10,180	—	6,200	3,980
	9.5% Secured Debt	65	927	—	34	893
	Member Units	18	550	—	—	550

MSC Adviser I, LLC	Member Units	1,519	15,580	16,725	—	32,305

Mystic Logistics, Inc	12% Secured Debt	940	9,790	210	552	9,448
	Common Stock	112	2,720	3,860	—	6,580

NAPCO Precast, LLC	Prime Plus 2.00% (Floor 7.00%)	257	625	10	10	625
	Prime Plus 2.00% (Floor 7.00%)	629	2,923	5	5	2,923
	18% Secured Debt		4,468	13	13	4,468
	Member Units	658	7,560	1,030	—	8,590

NRI Clinical	14% Secured Debt	590	4,779	19	148	4,650
Research, LLC	Warrants		160	30	—	190
	Member Units		722	380	50	1,052

NRP Jones, LLC	12% Secured Debt	1,370	11,590	1,471	176	12,885
	Warrants		970	—	520	450
	Member Units		3,190	—	1,710	1,480

OMi Holdings, Inc.	Common Stock		13,420	—	—	13,420

Pegasus Research	Member Units	336	5,860	630	—	6,490
Group, LLC (Televerde)

PPL RVs, Inc.	11.1% Secured Debt	865	7,860	2,112	262	9,710
	Common Stock		8,160	550	—	8,710

Principle	12% Secured Debt	536	4,060	166	166	4,060
Environmental, LLC	12% Current / 2% PIK Secured Debt	356	3,244	61	11	3,294
	Preferred Member Units	262	11,830	—	2,270	9,560
	Warrants		720	—	190	530

QLS Holdings, LLC	8% Secured Debt	160	—	6,410	—	6,410
	Member Units		—	2,638	—	2,638

River Aggregates, LLC	Zero Coupon Secured Debt	72	468	72	—	540
	12% Secure Debt	16	500	—	500	—
	Member Units	154	2,570	1,260	—	3,830
	Member Units		369	1,991	—	2,360

SoftTouch Medical	LIBOR Plus 9.00% (Floor 1.00%)	748	8,417	13	255	8,175
Holdings LLC	Member Units	525	5,015	410	85	5,340

Southern RV, LLC	13% Secured Debt	1,146	11,400	22	22	11,400
	Member Units	933	4,920	6,680	—	11,600
	13% Secured Debt	327	3,250	6	6	3,250
	Member Units		470	70	—	540

The MPI Group, LLC	9% Secured Debt	279	2,724	196	—	2,920
	Series A Preferred Units		980	—	—	980
	Warrants		—	—	—	—
	Member Units		2,300	—	70	2,230

Travis Acquisition LLC	12% Secured Debt	498	4,693	28	1,093	3,628
	Member Units		13,650	460	—	14,110

Uvalco Supply, LLC	9% Secured Debt	107	1,802	—	384	1,418
	Member Units	106	3,500	—	290	3,210

Vision Interests, Inc.	13% Secured Debt	325	3,154	27	66	3,115
	Series A Preferred Stock		3,250	300	—	3,550
	Common Stock		100	110	—	210

Ziegler's NYPD, LLC	6.5% Secured Debt	75	1,491	1	500	992
	14% Secured Debt	296	4,880	629	2,759	2,750
	12% Secured Debt	41	—	500	—	500
	Warrants		—	—	—	—
	Member Units		—	2,909	669	2,240

Other
Amounts from investments transferred from other 1940 Act classification during the period		339	—	—	—	—

		36,264	469,846	148,413	50,234	568,025

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2014 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2015 Fair Value
Affiliate Investments
AFG Capital Group, LLC	11% Secured Debt	1,069	6,465	5,734	—	12,199
	Warrants		259	151	—	410
	Member Units		1,200	500	—	1,700

Boss Industries, LLC	Preferred Member Units	280	2,000	543	—	2,543

Bridge Capital Solutions	13% Secured Debt	706	5,837	1,035	—	6,872
Corporation	Warrants		710	310	—	1,020

Buca C, LLC	LIBOR Plus 7.25% (Floor 1.00%)	815	—	25,288	—	25,288
	Preferred Member Units	56	—	3,656	—	3,656

CAI Software LLC	12% Secured Debt	493	5,348	10	428	4,930
	Member Units	—	654	186	—	840

Condit Exhibits, LLC	Member Units	18	610	160	—	770

Congruent Credit	LP Interests (Fund II, LP)	1,081	18,378	—	14,150	4,228
Opportunities Funds	LP Interests (Fund III, LP)	—	7,734	4,488	—	12,222

Daseke, Inc.	12% Current / 2.5% PIK Secured Debt	2,364	20,723	446	51	21,118
	Common Stock		13,780	8,880	—	22,660

Dos Rios Partners	LP Interests (Fund)	—	2,325	779	1,073	2,031
	LP Interests (Fund A)	—	738	247	337	648

East Teak Fine	Common Stock	12	860	—	—	860
Hardwoods, Inc.

East West Copolymer &	12% Secured Debt	893	9,436	20	—	9,456
Rubber, LLC	Warrants		50	—	—	50

Freeport Financial SBIC	LP Interests	150	—	759	—	759
Fund LP	LP Interests	313	4,677	1,297	—	5,974

Gault Financial, LLC	10% Secured Debt	1,140	10,782	109	—	10,891
(RMB Capital, LLC)	Warrants		—	—	—	—

Glowpoint, Inc.	8% Secured Debt	17	396	87	465	18
	12% Secured Debt	838	8,909	15	—	8,924
	Common Stock		8,480	158	4,178	4,460

Guerdon Modular	11% Secured Debt	992	11,044	29	800	10,273
Holdings, Inc.	Common Stock		2,400	583	393	2,590

Houston Plating and	Member Units	230	11,470	—	650	10,820
Coatings, LLC

Indianhead Pipeline	12% Secured Debt	690	6,625	96	675	6,046
Services, LLC	Preferred Member Units	52	1,960	342	—	2,302
	Warrants		—	—	—	—
	Member Units		—	—	—	—

KBK Industries, LLC	12.5% Secured Debt	720	8,250	22	2,072	6,200
	Member Units	159	6,120	—	2,030	4,090

L.F. Manufacturing	Member Units	68	2,374	—	584	1,790
Holdings, LLC

MPS Denver, LLC	Member Units		1,130	—	—	1,130

OnAsset Intelligence, Inc.	12% PIK Secured Debt	335	3,553	334		3,887
	Preferred Stock	34	2,700	34	1,354	1,380
	Warrants		—	—	—	—

OPI International Ltd.	10% Unsecured Debt	12	—	244	—	244
	Common Stock		4,971	—	1,771	3,200

PCI Holding Company, Inc.	Preferred Stock	367	4,430	366	46	4,750

Rocaceia, LLC (Quality	12% Secured Debt		11,500	300	11,550	250
Lease and Rental	8% Secured Debt		157	—	157	—
Holdings, LLC)	Preferred Member Units		—	—	—	—

Radial Drilling	12% Secured Debt	526	3,792	144	1,936	2,000
Services Inc.	Warrants		—	—	—	—

Samba Holdings, Inc.	12.5% Secured Debt	2,570	26,418	88	841	25,665
	Common Stock		6,030	14,380	—	20,410

SYNEO, LLC	12% Secured Debt	182	2,674	26	2,700	—
	Member Units	(27)	801	—	801	—

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2014 Value	Gross Additions(3)	Gross Reductions(4)	September 30, 2015 Fair Value
Tin Roof Acquisition	12% Secured Debt	1,420	13,861	37	—	13,898
Company	Class C Preferred Stock	174	2,241	174	—	2,415

Universal Wellhead Services	Class A Units	119	—	4,000	909	3,091
Holdings, LLC

Volusion, LLC	10.5% Secured Debt	1,049	—	16,139	—	16,139
	Warrants		—	1,400	—	1,400
	Preferred Member Units		—	14,000	—	14,000

Other
Amounts from investments transferred from other 1940 Act classification during the period		(55)	13,823	—	—	—
		19,862	278,675	107,596	49,951	322,497

  This schedule should be read in conjunction with Main Street's consolidated financial statements, including the consolidated schedule of investments and notes to the consolidated financial statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is included in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees and dividends credited to income for the portion of the period for which an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the period, any income related to the time period it was in the category other than the one shown at period-end is included in "Amounts from investments transferred from other 1940 Act classifications during the period".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in net unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in net unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

PROSPECTUS

$1,500,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

           We may offer, from time to time in one or more offerings, up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, subscription rights, debt securities or units, which we refer to, collectively, as the "securities." Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2014 or 2015 Annual Meetings of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the Investment Company Act of 1940. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. Moreover, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

           The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On July 15, 2015, the last reported sale price of our common stock on the New York Stock Exchange was $32.60 per share, and the net asset value per share of our common stock on March 31, 2015 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $21.87.

           Investing in our securities involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 15 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is July 16, 2015

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $1,500,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors." Yield information contained in this prospectus related to debt investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including, but not limited to, Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or their portfolio companies, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts Main Street's organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly owned by MSCC.

**
Accounted for as a portfolio investment at fair value, as opposed to a consolidated subsidiary.

Overview

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended March 31, 2015 and 2014 are net of expenses of $0.8 million and $0.3 million, respectively, charged to the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has limited correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments primarily consist of investments in interest bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio, but are investments that have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of March 31, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	68	89	37
Fair value	$778.3	$627.8	$247.7
Cost	$640.7	$642.8	$261.8
% of total investments at cost—debt	70.3%	99.1%	96.1%
% of total investments at cost—equity	29.7%	0.9%	3.9%
% of debt investments at cost secured by first priority lien	89.8%	85.2%	87.2%
Weighted-average annual effective yield(b)	13.1%	7.9%	9.9%
Average EBITDA(c)	$5.4	$95.8	$12.1

(a)
At March 31, 2015, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude three LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of total investments at cost—debt	71.5%	99.8%	95.6%
% of total investments at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies and our average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

        As of March 31, 2015, we had Other Portfolio investments in six companies, collectively totaling approximately $58.7 million in fair value and approximately $55.6 million in cost basis and which comprised approximately 3.4% of our Investment Portfolio (as defined in "—Critical Accounting Policies—Basis of Presentation" below). As of December 31, 2014, we had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of March 31, 2015, there was no cost basis in this investment and the investment had a fair value of $24.8 million, which comprised 1.4% of our Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals itself. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% on an annualized basis which is consistent with the ratio on an annualized basis for the three months ended March 31, 2014 and for the year ended December 31, 2014.

        The total investment return on our shares of common stock for the three months ended March 31, 2015 and for the years ended December 31, 2014, 2013 and 2012 was 7.5%, –3.1%, 16.7% and 53.6%, respectively. Total investment return is based on the purchase of our stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assumes reinvestment of dividends at prices obtained by our dividend reinvestment plan during the period. The return does not reflect any sales load that may be paid by an investor.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended March 31, 2015 and 2014, the External Investment Manager earned $1.4 million and $0.3 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide an incentive to allocate opportunities to HMS Income instead of us.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt and equity financing solutions that are tailored to the facts and circumstances of each situation.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt.

Risk Factors

        Investing in our securities involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

  •
  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

  •
  Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

  •
  Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors.

  •
  In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors.

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  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

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  We may face increasing competition for investment opportunities.

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  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

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  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

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  We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders.

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  We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

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  We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

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  We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income, including from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

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  Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

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  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

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  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

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  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

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  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

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  The market price of our securities may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or a refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        In April 2015, we declared a semi-annual supplemental cash dividend of $0.275 per share payable in June 2015. The semi-annual supplemental dividend is unchanged from the semi-annual supplemental dividend paid in June 2014. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that we declared for the second quarter of 2015 of $0.175 per share for each of April, May and June 2015.

        In April 2015, we fully exited our investment in California Healthcare Medical Billing, Inc. ("CHMB"), a provider of outsourced medical billing, revenue cycle management, practice management and electronic health record (EHR) solutions to physicians, clinics, hospitals and health systems throughout the United States. We made our initial investment in CHMB in October 2008, and realized a gain of approximately $3.3 million on the redemption of our equity and warrant positions by CHMB.

        In April 2015, we amended the Credit Facility to increase total commitments from $572.5 million to $597.5 million and increase the accordion feature of the Credit Facility from $650.0 million to $750.0 million. The $25.0 million increase in total commitments was the result of a commitment increase by one of the existing lenders in the facility. The recent increase in total commitments was executed under the accordion feature of the Credit Facility which allows for an increase in total commitments under the facility up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        During May 2015, we declared regular monthly dividends of $0.175 per share for each month of July, August and September of 2015. These regular monthly dividends equal a total of $0.525 per share for the third quarter of 2015 and represent a 6.1% increase from the regular monthly dividends declared for the third quarter of 2014. Including the regular monthly dividends declared for the third quarter of 2015 and the semi-annual supplemental dividend payable in June 2015, we will have paid $15.065 per share in cumulative dividends since our October 2007 initial public offering.

        In June 2015, we led a new portfolio investment totaling $48.0 million of invested capital in a leading full service restaurant company that offers a variety of authentic Italian foods, with Main Street funding $28.8 million of the investment. Our investment included a combination of first-lien, senior secured term debt and a direct equity investment. The company, headquartered in the Southeast, has multiple company owned locations located throughout the United States and various franchised locations globally.

        In July 2015, we led a new portfolio investment totaling $17.4 million of invested capital in HW Temps LLC ("HW"), with Main Street funding $13.9 million of the investment. Our investment in HW included a first-lien, senior secured term debt investment and a preferred equity investment. We and our co-investor partnered to facilitate a recapitalization of HW and to support the HW's growth initiatives. In addition, we and our co-investor are providing HW an undrawn credit facility to support its future growth initiatives and working capital needs. Headquartered in South Easton, Massachusetts and founded in 1980, HW provides temporary staffing and related services primarily to employers in the light industrial, manufacturing, and distribution industries.

The Offering

        We may offer, from time to time, up to $1,500,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."
New York Stock Exchange symbols	"MAIN" (common stock); and "MSCA" (6.125% notes due 2023).
Dividends and distributions

We currently pay regular monthly dividends and semi-annual supplemental dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis. Our semi-annual supplemental dividends, if any, will be determined by our Board of Directors based upon our undistributed taxable income.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time.

When we make distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital (a distribution of the stockholders' invested capital), investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

Taxation

MSCC has elected to be treated for U.S. federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for U.S. federal income taxes purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% U.S. federal excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan

We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

Trading at a discount

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value

The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2014 or 2015 Annual Meetings of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

In addition, we have received stockholder approval to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval.

Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."

Available Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, 8th Floor, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.34%	(5)
Interest payments on borrowed funds	2.90%	(6)
Income tax expense	0.58%	(7)
Acquired fund fees and expenses	0.49%	(8)

Total annual expenses	6.31%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, including the Internal Investment Manager.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred tax provision (benefit) on the net unrealized appreciation (depreciation) from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable or receivable. Due to the variable nature of deferred tax expense, which can be a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2014.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$63	$186	$305	$591

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our other securities may decline, and you may lose all or part of your investment.

RISKS RELATING TO ECONOMIC CONDITIONS

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains uncertain. In the event that the United States economy contracts, it is likely that the financial results of small to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including through the Credit Facility, periodic follow-on equity offerings, public debt issuances and the leverage available through the SBIC program, the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all. Further, if the price of our common stock falls below our net asset value per share, we will be limited in our ability to sell new shares if we do not have stockholder authorization to sell shares at a price below net asset value per share. We did not seek stockholder authorization to sell shares of our common stock at a price below the then current net asset value per share at our 2014 or 2015 annual meetings of stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock. As such, we do not currently have such stockholder authorization.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Our Investment Portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and our valuation procedures. Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent financial advisory services firm (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors. In addition, the market for investments in Middle Market companies is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Investment Portfolio Valuation Process" for a more detailed description of our valuation process.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling our securities during a period in which the net asset value understates the value of our investments may receive a lower price for their securities than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Dwayne L. Hyzak, Curtis L. Hartman, David L. Magdol, Travis L. Haley, Nicholas T. Meserve, and Rodger A. Stout for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our Investment Portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and employees, through the External Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. We and the External Investment Manager agreed to waive all such fees from the effective date of HMS Adviser's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither we nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither was due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. The External Investment Manager has not waived the base management or incentive fees after December 31, 2013 and, as a result, began accruing such fees on January 1, 2014. The sub-advisory relationship requires us to commit resources to achieving HMS Income's investment objective, while such resources were previously solely devoted to achieving our investment objective. Our investment objective and investment strategies are very similar to those of HMS Income and it is likely that an investment appropriate for us or HMS Income would be appropriate for the other entity. As a result, we and HMS Income requested an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where our co-investing would otherwise be prohibited under the 1940 Act. The SEC granted the exemptive order in April 2014, and we have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. As a consequence, it may be more difficult for us to maintain or increase the size of our Investment Portfolio in the future. Although we will endeavor to allocate investment opportunities in a fair and equitable manner, including in accordance with the conditions set forth in the exemptive order issued by the SEC when relying on such order, we may face conflicts in allocating investment opportunities between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide an incentive to allocate opportunities to HMS Income instead of us. We have implemented an allocation policy to ensure the equitable distribution of investment opportunities and, as a result, may be unable to participate in certain investments based upon such allocation policy.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

          Senior Securities.    We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

    •
    Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

    •
    Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

    •
    It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

    •
    We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

    •
    Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

          Additional Common Stock.     We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of the risks related to us issuing shares of our common stock below net asset value. Our stockholders have authorized us to issue warrants, options or rights to subscribe for, convert to, or purchase shares of our common stock at a price per share below the net asset value per share, subject to the applicable requirements of the 1940 Act. There is no expiration date on our ability to issue such warrants, options, rights or convertible securities based on this stockholder approval. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        The Funds, our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of SBIC debentures, declare outstanding SBIC debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for loss on investments in our indebtedness and gain or loss on investments in our equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders. We may also borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources" for a discussion regarding our outstanding indebtedness. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any decrease in our income would cause net investment income to decline more sharply than it would have had we not leveraged our business. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Use of leverage is generally considered a speculative investment technique.

        As of March 31, 2015, we, through the Funds, had $225.0 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 4.2% (exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years, with a current weighted average remaining maturity of 6.3 years as of March 31, 2015, and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us.

        In addition, as of March 31, 2015, we had $164.0 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17% as of March 31, 2015) plus 2.00%, as long as we maintain an investment grade rating (or 2.25% if we do not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of March 31, 2015) plus 1.00%, as long as we maintain an investment grade rating (or 1.25% if we do not maintain an investment grade rating). We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us.

        In April 2013, we issued $92.0 million in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). As of March 31, 2015, the outstanding balance of the 6.125% Notes was $90.8 million. The 6.125% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year.

        In November 2014, we issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes" and, together with the 6.125% Notes, the "Notes") at an issue price of 99.53%. As of March 31, 2015, the outstanding balance of the 4.50% Notes was $175.0 million. The 4.50% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make whole provisions.

          Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	(19.4)%	(11.0)%	(2.5)%	5.9%	14.4%

(1)
Assumes $1.8 billion in total assets, $654.8 million in debt outstanding, $1,083.9 million in net assets, and a weighted average interest rate of 4.2%. Actual interest payments may be different.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2015 total assets of at least 1.5%.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA through the Funds, by borrowing from banks or insurance companies or by issuing other debt securities and there can be no assurance that such additional leverage can in fact be achieved.

All of our assets are subject to security interests under our secured Credit Facility or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the Credit Facility or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

        Substantially all of our assets are currently pledged as collateral under our Credit Facility or are subject to a superior claim over our stockholders by the SBA. If we default on our obligations under the Credit Facility or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders. In addition, if the lenders exercise their right to sell the assets pledged under our Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

Previously proposed legislation may allow us to incur additional leverage.

        As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Legislation introduced in the U.S. House of Representatives during the 113th Congress proposed to modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. In addition, legislation introduced in the U.S. Senate during the 113th Congress proposed to modify SBA regulations in a manner that may permit us to issue additional SBIC debentures above the current regulatory maximum amount of $225.0 million. If such legislation is reintroduced and passed, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

Further downgrades of the U.S. credit rating, automatic spending cuts or another government shutdown could negatively impact our liquidity, financial condition and earnings.

        Recent U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States. The impact of this or any further downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Absent further quantitative easing by the Federal Reserve, these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, disagreement over the federal budget has caused the U.S. federal government to shut down for periods of time. Continued adverse political and economic conditions could have a material adverse effect on our business, financial condition and results of operations.

It is unclear how increased regulatory oversight and changes in the method for determining LIBOR may affect the value of the financial obligations to be held or issued by us that are linked to LIBOR, or how such changes could affect our results of operations or financial condition.

        As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers' Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR, and there are ongoing investigations by regulators and governmental authorities in various jurisdictions. Following a review of LIBOR conducted at the request of the U.K. government, on September 28, 2012, recommendations for reforming the setting and governing of LIBOR were released, which are referred to as the Wheatley Review. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of S-5 statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the BBA to an independent administrator, changes to the method of the compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and a reduction in the number of currencies and tenors for which LIBOR is published. Based on the Wheatley Review and on a subsequent public and governmental consultation process, on March 25, 2013, the U.K. Financial Services Authority published final rules for the U.K. Financial Conduct Authority's regulation and supervision of LIBOR, which are referred to as the FCA Rules. In particular, the FCA Rules include requirements that (1) an independent LIBOR administrator monitor and survey LIBOR submissions to identify breaches of practice standards and/or potentially manipulative behavior, and (2) firms submitting data to LIBOR establish and maintain a clear conflicts of interest policy and appropriate systems and controls. The FCA Rules took effect on April 2, 2013, and on July 9, 2013, NYSE Euronext was chosen to serve as the independent LIBOR administrator commencing in 2014. It is uncertain what additional regulatory changes or what changes, if any, in the method of determining LIBOR may be required or made by the U.K. government or other governmental or regulatory authorities. Accordingly, uncertainty as to the nature of such changes may adversely affect the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, derivatives and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay interest and principal payments to holders of our debt instruments and dividends to our stockholders and cause our investors to lose all or part of their investment in us.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. In addition, because we receive non-cash sources of income such as PIK interest which involves us recognizing income without receiving the cash representing such income, we may have difficulty meeting the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The source income requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital, which is a distribution of the stockholders' invested capital.

        We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which may result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan such that ascribing a value to the warrants creates original issue discount in the debt instrument, if we invest in a debt investment at a discount to the par value of the debt security or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; (iii) contractual preferred dividends, which represents contractual dividends added to the preferred stock and due at the end of the preferred stock term, subject to adequate profitability at the portfolio company; or (iv) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements, cumulative preferred dividends, or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. For the three months ended March 31, 2015, (i) approximately 2.2% of our total investment income was attributable to PIK income not paid currently in cash, (ii) approximately 1.4% of our total investment income was attributable to amortization of original issue discount, (iii) approximately 1.0% of our total investment income was attributable to cumulative dividend income not paid currently in cash, and (iv) approximately 1.4% of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow and may prohibit us from making distributions. Because we will continue to need capital to grow our Investment Portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock at a price below the then current net asset value per share at our 2014 or 2015 annual meetings of stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock. As such, we do not currently have such stockholder authorization. We may, however, seek such authorization at future annual or special meetings of stockholders. Our stockholders have previously approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

          Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.     Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

        Our business is highly dependent on our and third parties' communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities.

Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

  •
  sudden electrical or telecommunications outages;

  •
  natural disasters such as earthquakes, tornadoes and hurricanes;

  •
  disease pandemics;

  •
  events arising from local or larger scale political or social matters, including terrorist acts; and

  •
  cyber attacks.

RISKS RELATED TO OUR INVESTMENTS

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Continuation of the current decline in oil and natural gas prices for a prolonged period of time could have a material adverse effect on us.

        A prolonged continuation of the current decline in oil and natural gas prices would adversely affect the credit quality of our debt investments and the underlying operating performance of our equity investments in energy-related businesses. A decrease in credit quality and the operating performance would, in turn, negatively affect the fair value of these investments, which would consequently negatively affect our net asset value. Should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' abilities to satisfy financial or operating covenants imposed by us or other lenders will be adversely affected, thereby negatively impacting their financial condition and their ability to satisfy their debt service and other obligations to us. Likewise, should the current decline in oil and natural gas prices persist, it is likely that our energy-related portfolio companies' cash flow and profit generating capacities would also be adversely affected thereby negatively impacting their ability to pay us dividends or distributions on our equity investments.

We may be exposed to higher risks with respect to our investments that include original issue discount or PIK interest.

        Our investments may include original issue discount and contractual PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan's term. To the extent original issue discount or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

  •
  original issue discount and PIK instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

  •
  original issue discount and PIK accruals may create uncertainty about the source of our distributions to stockholders;

  •
  original issue discount and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral; and

  •
  original issue discount and PIK instruments may represent a higher credit risk than coupon loans.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the extension of additional loans, the exercise of a warrant to purchase equity securities, or the funding of additional equity investments. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in the secured term debt of LMM and Middle Market companies and equity issued by LMM companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized depreciation we experience in our portfolio may be an indication of future realized losses, which could reduce our income and gains available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to affected loans or a potential impairment of the value of affected equity investments. This could result in realized losses in the future and ultimately in reductions of our income and gains available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital and net investment income.

        Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive than alternative investments, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our Marketable securities and idle funds investments are subject to risks similar to our portfolio company investments.

        Marketable securities and idle funds investments can include, among other things, secured and unsecured debt investments, independently rated debt investments, diversified bond funds and publicly traded debt and equity securities. Many of these investments in debt obligations are, or would be if rated, below investment grade quality. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, similar to our portfolio investments in our portfolio companies. See "—Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment." Many of these Marketable securities and idle funds investments are purchased through over the counter or other markets and are therefore liquid at the time of purchase but may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. See "—The lack of liquidity in our investments may adversely affect our business" for a description of risks related to holding illiquid investments. In addition, domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially affect the market price of our Marketable securities and idle funds investments. Other risks that our portfolio investments are subject to are also applicable to these Marketable securities and idle funds investments.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investments in foreign securities may involve significant risks in addition to the risks inherent in investments in U.S. securities. Our investment strategy contemplates potential investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in securities of U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

RISKS RELATING TO OUR SECURITIES

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion related to us issuing shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in Marketable securities and idle funds investments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our securities may adversely affect the liquidity of the trading market for our securities and, if we seek to raise capital through future securities offerings, our ability to raise such capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

  •
  the exclusion of our common stock from certain market indices, such as what happened with respect to the Russell indices and the Standard and Poor's indices, could reduce the ability of certain investment funds to own our common stock and limit the number of owners of our common stock and otherwise negatively impact the market price of our common stock;

  •
  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

  •
  loss of our BDC or RIC status or either of the Funds' status as an SBIC;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  loss of a major funding source;

  •
  fluctuations in interest rates;

  •
  the operating performance of companies comparable to us;

  •
  departure of our key personnel;

  •
  global or national credit market changes; and

  •
  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

 CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for each fiscal quarter during 2015, 2014 and 2013, the range of high and low closing prices of our common stock as reported on the NYSE, and the sales price as a percentage of the net asset value per share of our common stock.

		Price Range		Premium of High Sales Price to NAV(2)	Premium of Low Sales Price to NAV(2)
	NAV(1)	High	Low
Year ending December 31, 2015
Third Quarter (through July 15, 2015)	*	$32.77	$31.59	*	*
Second Quarter	*	32.59	30.47	*	*
First Quarter	$21.87	31.47	27.87	44%	27%
Year ending December 31, 2014
Fourth Quarter	$20.85	$32.68	$27.48	57%	32%
Third Quarter	21.08	32.87	30.38	56%	44%
Second Quarter	21.03	33.54	29.55	59%	41%
First Quarter	20.14	35.69	32.23	77%	60%
Year ending December 31, 2013
Fourth Quarter	$19.89	$33.13	$29.70	67%	49%
Third Quarter	20.01	31.08	27.41	55%	37%
Second Quarter	18.72	32.13	26.43	72%	41%
First Quarter	18.55	34.38	30.44	85%	64%

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the second or third quarters of 2015.

(2)
Calculated as the respective high or low share price divided by NAV for such quarter.

        On July 15, 2015 the last sale price of our common stock on the NYSE was $32.60 per share, and there were approximately 244 holders of record of the common stock which did not include stockholders for whom shares are held in "nominee" or "street name." The net asset value per share of our common stock on March 31, 2015 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $21.87, and the premium of the July 15, 2015 closing price of our common stock was 49% to this net asset value per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long-term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.

        We currently pay regular monthly dividends and semi-annual supplemental dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis. Our semi-annual supplemental dividends, if any, will be determined by our Board of Directors based upon our undistributed taxable income. The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2015
May 5, 2015	August 20, 2015	September 15, 2015	$0.175
May 5, 2015	July 21, 2015	August 14, 2015	$0.175
May 5, 2015	July 1, 2015	July 15, 2015	$0.175
April 22, 2015	June 18, 2015	June 25, 2015	$0.275
February 24, 2015	May 20, 2015	June 15, 2015	$0.175
February 24, 2015	April 21, 2015	May 15, 2015	$0.175
February 24, 2015	March 31, 2015	April 15, 2015	$0.175
November 6, 2014	February 20, 2015	March 16, 2015	$0.170
November 6, 2014	January 21, 2015	February 13, 2015	$0.170
November 6, 2014	December 31, 2014	January 15, 2015	$0.170	(2)

Total			$1.835

Fiscal year 2014
October 23, 2014	December 18, 2014	December 24, 2014	$0.275	(2)
August 4, 2014	November 20, 2014	December 15, 2014	$0.170	(2)
August 4, 2014	October 20, 2014	November 14, 2014	$0.170	(2)
August 4, 2014	September 19, 2014	October 15, 2014	$0.170	(2)
May 6, 2014	August 20, 2014	September 15, 2014	$0.165	(2)
May 6, 2014	July 21, 2014	August 15, 2014	$0.165	(2)
May 6, 2014	June 30, 2014	July 15, 2014	$0.165	(2)
April 21, 2014	June 20, 2014	June 25, 2014	$0.275	(2)
February 26, 2014	May 21, 2014	June 16, 2014	$0.165	(2)
February 26, 2014	April 20, 2014	May 15, 2014	$0.165	(2)
February 26, 2014	March 21, 2014	April 15, 2014	$0.165	(2)
November 6, 2013	February 20, 2014	March 14, 2014	$0.165	(2)
November 6, 2013	January 21, 2014	February 14, 2014	$0.165	(2)
November 6, 2013	December 30, 2013	January 15, 2014	$0.165	(3)

Total			$2.545

Fiscal year 2013
November 20, 2013	December 19, 2013	December 24, 2013	$0.250	(3)
August 6, 2013	November 21, 2013	December 16, 2013	$0.160	(3)
August 6, 2013	October 21, 2013	November 15, 2013	$0.160	(3)
August 6, 2013	September 20, 2013	October 15, 2013	$0.160	(3)
May 13, 2013	July 22, 2013	July 26, 2013	$0.200	(3)
May 8, 2013	May 21, 2013	September 16, 2013	$0.155	(3)
May 8, 2013	July 17, 2013	August 15, 2013	$0.155	(3)
May 8, 2013	June 18, 2013	July 15, 2013	$0.155	(3)
March 5, 2013	May 21, 2013	June 14, 2013	$0.155	(3)
March 5, 2013	April 19, 2013	May 15, 2013	$0.155	(3)
March 5, 2013	March 21, 2013	April 15, 2013	$0.155	(3)
November 6, 2012	February 21, 2013	March 15, 2013	$0.150	(3)
November 6, 2012	January 18, 2013	February 15, 2013	$0.150	(3)
November 6, 2012	January 4, 2013	January 23, 2013	$0.350	(3)
November 6, 2012	December 20, 2012	January 15, 2013	$0.150	(4)

Total			$2.660

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2012
July 31, 2012	November 21, 2012	December 14, 2012	$0.150	(4)
July 31, 2012	October 19, 2012	November 15, 2012	$0.150	(4)
July 31, 2012	September 20, 2012	October 15, 2012	$0.150	(4)
May 1, 2012	August 21, 2012	September 14, 2012	$0.145	(4)
May 1, 2012	July 20, 2012	August 15, 2012	$0.145	(4)
May 1, 2012	June 21, 2012	July 16, 2012	$0.145	(4)
March 6, 2012	May 21, 2012	June 15, 2012	$0.140	(4)
March 6, 2012	April 20, 2012	May 15, 2012	$0.140	(4)
March 6, 2012	March 21, 2012	April 16, 2012	$0.140	(4)
December 8, 2011	February 22, 2012	March 15, 2012	$0.135	(4)
December 8, 2011	January 18, 2012	February 15, 2012	$0.135	(4)
December 8, 2011	December 21, 2011	January 16, 2012	$0.135	(5)

Total			$1.710

Fiscal year 2011
Total			$1.560	(5)

Fiscal year 2010
Total			$1.500	(6)

Fiscal year 2009
Total			$1.500	(7)(8)

Fiscal year 2008
Total			$1.425	(8)

Fiscal year 2007
Total			$0.330	(9)

Cumulative dividends declared or paid			$15.065

(1)
The determination of the tax attributes of Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the tax rate applicable to "qualified dividend income" from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
These dividends attributable to fiscal year 2014 were comprised of ordinary income of $2.083 per share, long-term capital gain of $0.419 per share, and qualified dividend income of $0.048 per share, and included dividends with a record date during fiscal year 2014, including the dividend declared and accrued as of December 31, 2014 and paid on January 15, 2015, pursuant to the Code.

(3)
These dividends attributable to fiscal year 2013 were comprised of ordinary income of $1.872 per share, long-term capital gain of $0.346 per share, and qualified dividend income of $0.457 per share, and included dividends with a record date during fiscal year 2013, including the dividend declared and accrued as of December 31, 2013 and paid on January 15, 2014, pursuant to the Code.

(4)
These dividends attributable to fiscal year 2012 were comprised of ordinary income of $0.923 per share, long-term capital gain of $0.748 per share, and qualified dividend income of $0.054 per share, and included dividends with a record date during fiscal year 2012, including the dividend declared and accrued as of December 31, 2012 and paid on January 15, 2013, pursuant to the Code.

(5)
These dividends attributable to fiscal year 2011 were comprised of ordinary income of $1.253 per share, long-term capital gain of $0.373 per share, and qualified dividend income of $0.069 per share,

  and included dividends with a record date during fiscal year 2011, including the dividend declared and accrued as of December 31, 2011 and paid on January 16, 2012, pursuant to the Code.

(6)
These dividends attributable to fiscal year 2010 were comprised of ordinary income of $1.220 per share, long-term capital gain of $0.268 per share, and qualified dividend income of $0.012 per share.

(7)
These dividends attributable to fiscal year 2009 were comprised of ordinary income of $1.218 per share and long-term capital gain of $0.157 per share and excluded the $0.125 paid on January 15, 2009 which had been declared and accrued as of December 31, 2008.

(8)
These dividends attributable to fiscal year 2008 were comprised of ordinary income of $0.953 per share and long-term capital gain of $0.597 per share, and included dividends with a record date during fiscal year 2008, including the $0.125 per share dividend declared and accrued as of December 31, 2008 and paid on January 15, 2009, pursuant to the Code.

(9)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long-term capital gain of $0.225 per share.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay a 4% U.S. federal excise tax on the amount by which 98% of our annual ordinary taxable income and 98.2% of capital gains exceeds our distributions for the year. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        We have adopted a dividend reinvestment plan ("DRIP") that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly-issued shares will be valued based upon the final closing price of MSCC's common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs.

RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Three Months Ended March 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010
Earnings to Fixed Charges(1)	5.51	5.54	5.78	8.37	6.21	5.52

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

 SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, and as of March 31, 2015 and for the three months ended March 31, 2015 and 2014. The selected financial data as of and for the years ended December 31, 2014, 2013, 2012, 2011 and 2010 have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data as of March 31, 2015, and for the three months ended March 31, 2015 and 2014, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the three months ended March 31, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. You should read this selected financial and other data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations, " "Senior Securities" and the financial statements and related notes in this prospectus.

	Three Months Ended March 31,		Years Ended December 31,
	2015	2014	2014	2013	2012	2011	2010
	(dollars in thousands)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$36,805	$30,569	$139,939	$115,158	$88,858	$65,045	$35,645
Interest from idle funds and other	374	207	824	1,339	1,662	1,195	863

Total investment income	37,179	30,776	140,763	116,497	90,520	66,240	36,508

Expenses:
Interest	(7,796)	(5,286)	(23,589)	(20,238)	(15,631)	(13,518)	(9,058)
Compensation	(3,494)	(2,351)	(12,337)	(8,560)	—	—	—
General and administrative	(1,962)	(1,838)	(7,134)	(4,877)	(2,330)	(2,483)	(1,437)
Expenses charged to the External Investment Manager	827	291	2,048	—	—	—	—
Expenses reimbursed to Internal Investment Manager	—	—	—	(3,189)	(10,669)	(8,915)	(5,263)
Share-based compensation	(1,263)	(853)	(4,215)	(4,210)	(2,565)	(2,047)	(1,489)

Total expenses	(13,688)	(10,037)	(45,227)	(41,074)	(31,195)	(26,963)	(17,247)

Net investment income	23,491	20,739	95,536	75,423	59,325	39,277	19,261
Total net realized gain (loss) from investments	(2,120)	1,443	23,206	7,277	16,479	2,639	(2,880)
Total net realized loss from SBIC debentures	—	—	—	(4,775)	—	—	—

Net realized income	21,371	22,182	118,742	77,925	75,804	41,916	16,381
Total net change in unrealized appreciation (depreciation) from investments	14,455	7,906	(776)	14,503	44,464	34,989	13,046
Total net change in unrealized appreciation (depreciation) from SBIC debentures and investment in the Internal Investment Manager	(693)	(1,189)	(10,931)	4,392	(5,004)	(6,511)	6,593
Income tax benefit (provision)	291	(1,665)	(6,287)	35	(10,820)	(6,288)	(941)
Bargain purchase gain	—	—	—	—	—	—	4,891

Net increase in net assets resulting from operations	35,424	27,234	100,748	96,855	104,444	64,106	39,970
Noncontrolling interest	—	—	—	—	(54)	(1,139)	(1,226)

Net increase in net assets resulting from operations attributable to common stock	$35,424	$27,234	$100,748	$96,855	$104,390	$62,967	$38,744

Net investment income per share—basic and diluted	$0.51	$0.52	$2.20	$2.06	$2.01	$1.69	$1.16
Net realized income per share—basic and diluted	$0.46	$0.56	$2.73	$2.13	$2.56	$1.80	$0.99
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$0.77	$0.68	$2.31	$2.65	$3.53	$2.76	$2.38
Weighted average shares outstanding—basic and diluted	46,080,204	39,898,573	43,522,397	36,617,850	29,540,114	22,850,299	16,292,846

			As of December 31,
	As of March 31, 2015
			2014	2013	2012		2011		2010
	(dollars in thousands)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$1,737,323		$1,563,330	$1,286,188	$924,431		$658,093		$407,987
Marketable securities and idle funds investments	9,948		9,067	13,301	28,535		26,242		9,577
Cash and cash equivalents	22,015		60,432	34,701	63,517		42,650		22,334
Deferred tax asset, net	—		—	—	—		—		1,958
Interest receivable and other assets	47,758		46,406	16,054	14,580		6,539		4,524
Deferred financing costs, net of accumulated amortization	13,925		14,550	9,931	5,162		4,168		2,544

Total assets	$1,830,969		$1,693,785	$1,360,175	$1,036,225		$737,692		$448,924

Liabilities and net assets:
Credit facility	$164,000		$218,000	$237,000	$132,000		$107,000		$39,000
4.50% Notes	175,000		175,000	—	—		—		—
6.125% Notes	90,810		90,823	90,882	—		—		—
SBIC debentures at fair value(1)	223,474		222,781	187,050	211,467		201,887		155,558
Payable for securities purchased	67,270		14,773	27,088	20,661		—		—
Deferred tax liability, net	8,546		9,214	5,940	11,778		3,776		—
Dividend payable	8,674		7,663	6,577	5,188		2,856		—
Interest payable	5,609		4,848	2,556	3,562		3,984		3,195
Accounts payable and other liabilities	3,693		10,701	10,549	8,593		7,001		1,188

Total liabilities	747,076		753,803	567,642	393,249		326,504		198,941
Total net asset value	1,083,893		939,982	792,533	642,976		405,711		245,535
Noncontrolling interest	—		—	—	—		5,477		4,448

Total liabilities and net assets	$1,830,969		$1,693,785	$1,360,175	$1,036,225		$737,692		$448,924

Other data:
Weighted average effective yield on LMM debt investments(2)	13.1%		13.2%	14.7%	14.3%		14.8%		14.5%
Number of LMM portfolio companies	68		66	62	56		54		44
Weighted average effective yield on Middle Market debt investments(2)	7.9%		7.8%	7.8%	8.0%		9.5%		10.5%
Number of Middle Market portfolio companies	89		86	92	79		57		32
Weighted average effective yield on Private Loan debt investments(2)	9.9%		10.1%	11.3%	14.8%		—		—
Number of Private Loan portfolio companies	37		31	15	9		—		—
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	1.3	%(3)	5.8%	5.8%	8.2	%(4)	9.8	%(4)	8.8	%(4)
Operating expenses	1.4	%(3)	5.1%	5.8%	6.1	%(4)	8.0	%(4)	8.3	%(4)
Operating expenses, excluding interest expense	0.6	%(3)	2.4%	3.0%	3.0	%(4)	4.0	%(4)	4.0	%(4)
Total investment return(5)	7.49%		–3.09%	16.68%	53.60%		26.95%		23.97%

(1)
SBIC debentures for March 31, 2015, December 31, 2014, 2013, 2012, 2011 and 2010 are $225,000, $225,000, $200,200, $225,000, $220,000 and $180,000 at par, respectively, with par of $75,200 for March 31, 2015, December 31, 2014 and 2013, $100,000 for December 31, 2012, and $95,000 for December 31, 2011 and 2010 recorded at fair value of $73,674, $72,981, $62,050, $86,467, 76,887 and $70,558, as of March 31, 2015, December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

(2)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(3)
Not annualized.

(4)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(5)
Total investment return is based on the purchase of our common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported and assumes reinvestment of dividends at prices obtained under our dividend reinvestment plan during the period. The return does not reflect sales load that may be paid by an investor.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including, but not limited to, Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or their portfolio companies, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit

MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended March 31, 2015 and 2014 are net of expenses of $0.8 million and $0.3 million, respectively, charged to the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has limited correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments primarily consist of investments in interest bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio, but are investments that have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of March 31, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	68	89	37
Fair value	$778.3	$627.8	$247.7
Cost	$640.7	$642.8	$261.8
% of total investments at cost—debt	70.3%	99.1%	96.1%
% of total investments at cost—equity	29.7%	0.9%	3.9%
% of debt investments at cost secured by first priority lien	89.8%	85.2%	87.2%
Weighted-average annual effective yield(b)	13.1%	7.9%	9.9%
Average EBITDA(c)	$5.4	$95.8	$12.1

(a)
At March 31, 2015, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude three LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of total investments at cost—debt	71.5%	99.8%	95.6%
% of total investments at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies and our average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

        As of March 31, 2015, we had Other Portfolio investments in six companies, collectively totaling approximately $58.7 million in fair value and approximately $55.6 million in cost basis and which comprised approximately 3.4% of our Investment Portfolio (as defined in "—Critical Accounting Policies—Basis of Presentation" below). As of December 31, 2014, we had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of March 31, 2015, there was no cost basis in this investment and the investment had a fair value of $24.8 million, which comprised 1.4% of our Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals itself. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% on an annualized basis which is consistent with the ratio on an annualized basis for the three months ended March 31, 2014 and for the year ended December 31, 2014.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended March 31, 2015 and 2014, the External Investment Manager earned $1.4 million and $0.3 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide an incentive to allocate opportunities to HMS Income instead of us.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager, but excludes all "Marketable securities and idle funds investments". "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our consolidated balance sheets and consolidated schedules of investments due to the nature of such investments. Our results of operations for the three months ended March 31, 2015 and 2014, cash flows for the three months ended March 31, 2015 and 2014, and financial position as of March 31, 2015 and December 31, 2014, are presented on a consolidated basis. The effects of all intercompany transactions between us and our consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform to the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        Our accompanying unaudited consolidated financial statements are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2015 and 2014 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), we are precluded from consolidating other entities in which we have equity investments, including those in which we have a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if we hold a controlling interest in an operating company that provides all or substantially all of its services directly to us or to one of our portfolio companies. Accordingly, as noted above, our consolidated financial statements include the financial position and operating results for the Funds and the Taxable Subsidiaries. Our consolidated financial statements also include the financial position and operating results for our wholly owned operating subsidiary, Main Street Capital Partners, LLC, ("MSCP"), as the wholly owned subsidiary provides all of its services directly or indirectly to Main Street or our portfolio companies. We have determined that all of our portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, our Investment Portfolio is carried on the consolidated balance sheet at fair value with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Investment Portfolio Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of March 31, 2015 and December 31, 2014, our Investment Portfolio valued at fair value represented approximately 95% and 92% of our total assets, respectively. We are required to report our investments at fair value. We follow the provisions of FASB ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Our portfolio strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio. Our portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Our portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policies and processes are intended to provide a consistent basis for determining the fair value of our Investment Portfolio.

        For LMM portfolio investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for our LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for our LMM debt investments. For Middle Market portfolio investments, we primarily use quoted prices in the valuation process. We determine the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For our Other Portfolio equity investments, we generally calculate the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for our portfolio investments estimate the value of the investment as if we were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, we estimate the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then perform a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in our determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, we allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, we assume the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which we believe is consistent with our past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, we use the income approach to determine the fair value of debt securities, based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of our debt securities is generally the legal maturity date of the instrument, as we generally intend to hold our loans and debt securities to maturity. The Yield-to-Maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that we use to estimate the fair value of our debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, we may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of our interests in the investment fund.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our portfolio investments quarterly. In addition to our internal valuation process, in determining the estimates of fair value for our investments in LMM portfolio companies, we, among other things, consult with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding the Company's determinations of the fair value of its LLM portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. We consulted with our independent financial advisory services firm in arriving at our determination of fair value on our investments in a total of 15 LMM portfolio companies for the three months ended March 31, 2015, representing approximately 23% of the total LMM portfolio at fair value as of March 31, 2015, and on a total of 17 LMM portfolio companies for the three months ended March 31, 2014, representing approximately 29% of the total LMM portfolio at fair value as of March 31, 2014. Excluding our investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of March 31, 2015 and 2104, as applicable, and our investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by our independent financial advisory services firm for the three months ended March 31, 2015 and 2014 was 27% and 32% of the total LMM portfolio at fair value as of March 31, 2015 and 2014, respectively.

        For valuation purposes, all of our Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, we use observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method. The Company does not generally consult with any financial advisory services firms in connection with determining the fair value of its Middle Market debt investments.

        For valuation purposes, all of our Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of our Other Portfolio investments are non-control investments. Our Other Portfolio investments comprised approximately 3.4% and 3.8%, respectively, of our Investment Portfolio at fair value as of March 31, 2015 and December 31, 2014. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we generally determine the fair value of our investments using the NAV valuation method. For Other Portfolio debt investments, we generally determine the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, our investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        Our Board of Directors has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our Investment Portfolio as of March 31, 2015 and 2014 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policies, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold certain debt and preferred equity instruments in our Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We stop accruing PIK interest and cumulative dividends and write off any accrued and uncollected interest and dividends in arrears when we determine that such PIK interest and dividends in arrears are no longer collectible. For the three months ended March 31, 2015 and 2014, (i) approximately 2.2% and 5.4%, of our total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.0% and 1.2%, respectively, of our total investment income was attributable to cumulative dividend income not paid currently in cash.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measure the grant date fair value based upon the market price of our common stock on the date of the grant and amortize the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

  Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate- level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for us. The Taxable Subsidiaries permit us to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with us for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from their book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

        As previously discussed, MSCC's wholly owned subsidiary MSCP is included in our consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in our consolidated financial statements.

        The Taxable Subsidiaries and MSCP use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

INVESTMENT PORTFOLIO COMPOSITION

        LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our LMM portfolio companies generally have annual revenues between $10 million and $150 million, and our LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio companies, we receive nominally priced equity warrants and/or make direct equity investments in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended March 31, 2015 and 2014 are net of expenses of $0.8 million and $0.3 million The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	March 31, 2015	December 31, 2014
First lien debt	75.6%	75.7%
Equity	11.9%	11.6%
Second lien debt	10.0%	10.0%
Equity warrants	1.4%	1.5%
Other	1.1%	1.2%

	100.0%	100.0%

Fair Value:	March 31, 2015	December 31, 2014
First lien debt	67.4%	66.9%
Equity	21.4%	21.9%
Second lien debt	9.3%	9.2%
Equity warrants	1.0%	1.0%
Other	0.9%	1.0%

	100.0%	100.0%

        The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States or other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments as of March 31, 2015 and December 31, 2014 (this information excludes the Other

Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	March 31, 2015	December 31, 2014
Southwest	31.6%	29.6%
Northeast	21.1%	19.9%
West	16.9%	18.7%
Southeast	14.2%	15.4%
Midwest	13.7%	13.5%
Canada	0.6%	0.7%
Other Non-United States	1.9%	2.2%

	100.0%	100.0%

Fair Value:	March 31, 2015	December 31, 2014
Southwest	35.7%	33.7%
Northeast	19.8%	18.3%
West	18.0%	20.4%
Midwest	12.7%	12.7%
Southeast	11.5%	12.4%
Canada	0.6%	0.6%
Other Non-United States	1.7%	1.9%

	100.0%	100.0%

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of our total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	March 31, 2015	December 31, 2014
Media	7.5%	8.3%
Energy Equipment & Services	7.4%	8.3%
IT Services	6.7%	5.9%
Machinery	6.0%	6.5%
Hotels, Restaurants & Leisure	5.6%	5.6%
Software	5.5%	5.4%
Specialty Retail	4.8%	4.7%
Construction & Engineering	4.7%	5.3%
Health Care Providers & Services	4.6%	4.9%
Internet Software & Services	3.7%	1.9%
Diversified Telecommunication Services	3.6%	4.0%
Diversified Consumer Services	3.2%	2.9%
Electronic Equipment, Instruments & Components	2.4%	3.0%
Oil, Gas & Consumable Fuels	2.4%	2.5%
Pharmaceuticals	2.4%	1.8%
Food Products	2.2%	1.8%
Auto Components	2.0%	2.3%
Building Products	2.0%	1.1%
Health Care Equipment & Supplies	1.9%	2.1%
Road & Rail	1.7%	1.8%
Aerospace & Defense	1.3%	1.2%
Textiles, Apparel & Luxury Goods	1.2%	1.3%
Chemicals	1.2%	1.3%
Diversified Financial Services	1.2%	1.0%
Air Freight & Logistics	1.2%	0.9%
Leisure Equipment & Products	1.2%	0.5%
Trading Companies & Distributors	1.1%	1.2%
Professional Services	1.1%	1.1%
Commercial Services & Supplies	1.0%	1.0%
Distributors	0.9%	1.0%
Other(1)	8.3%	9.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

Fair Value:	March 31, 2015	December 31, 2014
Machinery	7.4%	8.1%
Media	6.8%	7.7%
Energy Equipment & Services	6.5%	7.9%
IT Services	6.2%	5.4%
Software	5.7%	5.5%
Hotels, Restaurants & Leisure	5.6%	5.6%
Construction & Engineering	5.1%	5.5%
Specialty Retail	5.0%	4.9%
Diversified Consumer Services	4.7%	4.4%
Health Care Providers & Services	4.2%	4.4%
Internet Software & Services	4.0%	2.3%
Diversified Telecommunication Services	3.3%	3.8%
Auto Components	2.3%	2.5%
Road & Rail	2.3%	2.3%
Pharmaceuticals	2.3%	1.7%
Food Products	2.1%	1.6%
Electronic Equipment, Instruments & Components	2.0%	2.5%
Oil, Gas & Consumable Fuels	2.0%	1.9%
Health Care Equipment & Supplies	1.8%	1.9%
Building Products	1.7%	0.9%
Air Freight & Logistics	1.4%	0.8%
Aerospace & Defense	1.2%	1.1%
Diversified Financial Services	1.2%	1.0%
Textiles, Apparel & Luxury Goods	1.1%	1.2%
Chemicals	1.1%	1.2%
Leisure Equipment & Products	1.1%	0.4%
Trading Companies & Distributors	1.0%	1.1%
Commercial Services & Supplies	1.0%	1.0%
Professional Services	1.0%	1.0%
Paper & Forest Products	0.9%	1.2%
Distributors	0.9%	1.0%
Other(1)	7.1%	8.2%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        Our LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments carry a number of risks including, but not limited to: (1) investing in companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in our Investment Portfolio. Please see "Risk Factors—Risks Related to Our Investments" contained in our Form 10-K for the fiscal year ended December 31, 2014 for a more complete discussion of the risks involved with investing in our Investment Portfolio.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including but not limited to each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations.

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations.

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations.

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us.

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial Investment Rating of 3.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of March 31, 2015 and December 31, 2014:

	As of March 31, 2015		As of December 31, 2014
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(in thousands, except percentages)
1	$282,487	36.2%	$287,693	39.2%
2	168,539	21.7%	133,266	18.2%
3	232,851	29.9%	239,100	32.6%
4	83,116	10.7%	61,475	8.4%
5	11,307	1.5%	11,657	1.6%

Total	$778,300	100.0%	$733,191	100.0%

        Based upon our investment rating system, the weighted-average rating of our LMM portfolio was approximately 2.2 as of both March 31, 2015 and December 31, 2014.

        As of March 31, 2015, our total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.2% of its fair value and 3.9% of its cost, and no fully impaired investments. As of December 31, 2014, our total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost, and no fully impaired investments.

        The operating results of our portfolio companies are impacted by changes in the broader fundamentals of the United States economy. In the event that the United States economy contracts, it is likely that the financial results of small-to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended March 31, 2015 and March 31, 2014

	Three Months Ended March 31,		Net Change
	2015	2014	Amount	%
	(in thousands)
Total investment income	$37,179	$30,776	$6,403	21%
Total expenses	(13,688)	(10,037)	(3,651)	36%

Net investment income	23,491	20,739	2,752	13%
Net realized gain (loss) from investments	(2,120)	1,443	(3,563)

Net realized income	21,371	22,182	(811)	(4)%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	14,204	6,857	7,347
SBIC debentures and marketable securities and idle funds	(442)	(140)	(302)

Total net change in unrealized appreciation	13,762	6,717	7,045
Income tax benefit (provision)	291	(1,665)	1,956	(117)%

Net increase in net assets resulting from operations	$35,424	$27,234	$8,190	30%

	Three Months Ended March 31,		Net Change
	2015	2014	Amount	%
	(in thousands, except per share amounts)
Net investment income	$23,491	$20,739	$2,752	13%
Share-based compensation expense	1,263	853	410	48%

Distributable net investment income(a)	24,754	21,592	3,162	15%
Net realized gain (loss) from investments	(2,120)	1,443	(3,563)

Distributable net realized income(a)	$22,634	$23,035	$(401)	(2)%

Distributable net investment income per share—Basic and diluted(a)	$0.54	$0.54	$—	0%

Distributable net realized income per share—Basic and diluted(a)	$0.49	$0.58	$(0.09)	(16)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the three months ended March 31, 2015, total investment income was $37.2 million, a 21% increase over the $30.8 million of total investment income for the corresponding period of 2014. This comparable period increase was principally attributable to (i) a $4.3 million increase in interest income primarily from higher average levels of portfolio debt investments, (ii) a $1.1 million increase in dividend income from Investment Portfolio equity investments and (iii) a $0.8 million increase in fee income. The $6.4 million increase in total investment income in the three months ended March 31, 2015 included a $0.6 million net decrease in the amount of total investment income related to accelerated prepayment and repricing activity for certain Investment Portfolio debt investments when compared to the same period in 2014.

  Expenses

        For the three months ended March 31, 2015, total expenses increased to $13.7 million from $10.0 million for the corresponding period of 2014. This comparable period increase in operating expenses was principally attributable to (i) a $2.5 million increase in interest expense, primarily as a result of (a) the issuance of our 4.50% Notes due 2019 (the "4.50% Notes") in November 2014 and (b) an increase in interest expense from our SBIC debentures due to a higher average interest rate, when compared to the prior year, (ii) a $1.1 million increase in compensation expense related to increases in the number of personnel, base compensation and incentive compensation accruals and (iii) a $0.4 million increase in share-based compensation expense, with these increases partially offset by (i) a $0.5 million increase in the expenses charged to the External Investment Manager (see further discussion in "Overview"), in each case when compared to the prior year. For the three months ended March 31, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% on an annualized basis which is consistent with the ratio on an annualized basis for the three months ended March 31, 2014 and for the year ended December 31, 2014.

  Distributable Net Investment Income

        Distributable net investment income increased 15% to $24.8 million, or $0.54 per share, compared with $21.6 million, or $0.54 per share, in the corresponding period of 2014. The increase in distributable net investment income was primarily due to the higher level of total investment income, partially offset by higher operating expenses as discussed above. Distributable net investment income on a per share basis for the three months ended March 31, 2015 reflects (i) a decrease of approximately $0.02 per share from the comparable period in 2014 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain Investment Portfolio debt investments, and (ii) a greater number of average shares outstanding compared to the corresponding period in 2014 primarily due to the April 2014 and March 2015 equity offerings.

  Net Investment Income

        Net investment income for the three months ended March 31, 2015 was $23.5 million, or a 13% increase, compared to net investment income of $20.7 million for the corresponding period of 2014. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $22.6 million, or $0.49 per share, for the three months ended March 31, 2015 compared with $23.0 million, or $0.58 per share, in the corresponding period of 2014. The $0.4 million decrease was attributable to the $3.2 million increase in total distributable net investment income in the three months ended March 31, 2015 when compared to the corresponding period of 2014 as discussed above, offset by to the $3.6 million decrease in the net realized gain (loss) from investments from the comparable period in the prior year due to a net realized loss from investments of $2.1 million in the three months ended March 31, 2015. The net realized loss from investments of $2.1 million during the three months ended March 31, 2015 was primarily attributable to the net realized loss of $2.6 million on the restructuring of a Middle Market investment, partially offset by net realized gains on several Investment Portfolio investments.

  Net Realized Income

        The $0.8 million decrease in net realized income compared with the corresponding period of 2014 was due to the higher level of net investment income in the three months ended March 31, 2015, offset by the $3.6 million decrease in the net realized gain (loss) from investments in the three months ended March 31, 2015 when compared to the corresponding period of 2014, in each case as discussed above.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the three months ended March 31, 2015 was $35.4 million, or $0.77 per share, compared with $27.2 million, or $0.68 per share, during the three months ended March 31, 2014. This increase from the prior year was primarily the result of (i) a $2.8 million increase in net investment income and (ii) a $7.0 million increase in the net change in unrealized appreciation to a net change in unrealized appreciation of $13.8 million for the three months ended March 31, 2015 and (iii) a $2.0 million decrease in the income tax provision from the prior year to an income tax benefit of $0.3 million for the three months ended March 31, 2015, with these changes partially offset by a $3.6 million decrease in the net realized gain (loss) from investments to a net realized loss of $2.1 million for the three months ended March 31, 2015.

        The following table provides a summary of the total net change in unrealized appreciation of $13.8 million for the first quarter of 2015:

	Three Months Ended March 31, 2015
	LMM(a)	Middle Market	Private Loan	Other(b)	Total
	(dollars in millions)
Accounting reversals of net unrealized (appreciation)/depreciation recognized in prior periods due to net realized (gains)/losses recognized during period	$0.1	$2.5	$(0.4)	$—	$2.2
Net unrealized appreciation (depreciation) relating to portfolio investments	3.8	1.6	(3.1)	9.7	12.0

Total net unrealized appreciation/(depreciation) relating to portfolio investments	$3.9	$4.1	$(3.5)	$9.7	14.2

Net unrealized appreciation relating to marketable securities					0.3
Unrealized depreciation relating to SBIC debentures(c)					(0.7)

Total net unrealized appreciation/(depreciation)					$13.8

(a)
LMM includes unrealized appreciation on 22 LMM portfolio investments and unrealized depreciation on 13 LMM portfolio investments.

(b)
Other includes $9.3 million of unrealized appreciation relating to the External Investment Manager and $0.4 million of net unrealized appreciation relating to the Other Portfolio.

(c)
Relates to unrealized depreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis.

        The income tax benefit for the three months ended March 31, 2015 of $0.3 million principally consisted of (i) a deferred tax benefit of $0.7 million, which is primarily the result of deferred taxes on net unrealized depreciation on our portfolio investments held in our Taxable Subsidiaries and the change in net operating loss carryforwards, both of which are non-cash in nature, and (ii) other current taxes of $0.4 million, which is primarily related to accruals for U.S. federal income and excise taxes, state and other taxes.

  Comparison of years ended December 31, 2014 and 2013

	Twelve Months Ended December 31,		Net Change
	2014	2013	Amount	%
	(in thousands)
Total investment income	$140,763	$116,497	$24,266	21%
Total expenses	(45,227)	(41,074)	(4,153)	10%

Net investment income	95,536	75,423	20,113	27%
Net realized gain from investments	23,206	7,277	15,929	219%
Net realized loss from SBIC debentures	—	(4,775)	4,775

Net realized income	118,742	77,925	40,817	52%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	(824)	16,155	(16,979)
SBIC debentures and marketable securities and idle funds	(10,883)	2,740	(13,623)

Total net change in unrealized appreciation (depreciation)	(11,707)	18,895	(30,602)
Income tax benefit (provision)	(6,287)	35	(6,322)

Net increase in net assets resulting from operations	$100,748	$96,855	$3,893	4%

	Twelve Months Ended December 31,		Net Change
	2014	2013	Amount	%
	(in thousands, except per share amounts)
Net investment income	$95,536	$75,423	$20,113	27%
Share-based compensation expense	4,215	4,210	5	0%

Distributable net investment income(a)	99,751	79,633	20,118	25%
Net realized gain from investments	23,206	7,277	15,929	219%
Net realized loss from SBIC debentures	—	(4,775)	4,775

Distributable net realized income(a)	$122,957	$82,135	$40,822	50%

Distributable net investment income per share—Basic and diluted(a)	$2.29	$2.17	$0.12	6%

Distributable net realized income per share—Basic and diluted(a)	$2.83	$2.24	$0.59	26%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash.

  However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2014, total investment income was $140.8 million, a 21% increase over the $116.5 million of total investment income for the corresponding period of 2013. This comparable period increase was principally attributable to (i) a $15.9 million increase in interest income from higher average levels of portfolio debt investments, (ii) an $8.1 million increase in dividend income from Investment Portfolio equity investments and (iii) a $0.8 million increase in fee income from higher origination activity and refinancing and prepayment activity, partially offset by a $0.6 million decrease in interest and dividend income due to a lower level of Marketable securities and idle funds investments. The $24.3 million increase in total investment income in the year ended December 31, 2014 includes a $1.3 million net decrease in investment income related to accelerated prepayment and repricing activity for certain Investment Portfolio debt investments and Marketable securities and idle funds investments and $1.6 million of unusual dividend income.

  Expenses

        For the year ended December 31, 2014, total expenses increased to $45.2 million from $41.1 million for the corresponding period of 2013. This comparable period increase in operating expenses was principally attributable to (i) a $3.4 million increase in interest expense, primarily as a result of (a) the issuance of our 6.125% Notes due 2023 (the "6.125% Notes") in April 2013, (b) the issuance of our 4.50% Notes due 2019 (the "4.50% Notes") in November 2014 and (c) a higher average outstanding balance on our credit facility ("Credit Facility") when compared to prior year, partially offset by a decrease in interest expense from our SBIC debentures due to a lower average interest rate, in both cases when compared to the prior year, (ii) a $1.0 million increase in compensation expense related to increases in the number of personnel, base compensation and other incentive compensation accruals and (iii) a $1.8 million increase related to other general and administrative expenses, partially offset by (i) a $2.0 million decrease in expenses related to the expenses charged to the External Investment Manager (see further discussion in "Overview"), in each case when compared to the prior year. Share-based compensation expense was $4.2 million for 2014, which is unchanged from 2013, due to the net effect of the non-recurring accelerated vesting of restricted stock of our retired Executive Vice-Chairman in 2013, which resulted in additional share-based compensation expense of $1.3 million in the prior year, which was offset by an increase of $1.3 million related to non-cash amortization for the vesting of restricted share grants in 2014. For the year ended December 31, 2014, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% compared to 1.7% for the year ended December 31, 2013 (the prior year comparison excluding the effect of the accelerated vesting as discussed above). Including the effect of the accelerated vesting of restricted stock, the ratio would have been 1.8% for the year ended December 31, 2013.

  Distributable Net Investment Income

        Distributable net investment income increased 25% to $99.8 million, or $2.29 per share, compared with $79.6 million, or $2.17 per share, in the corresponding period of 2013. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the year ended December 31, 2014 reflects (i) a decrease of approximately $0.06 per share from the comparable period in 2013 attributable to the net decrease in the comparable levels of accelerated prepayment and repricing activity for certain investment portfolio debt investments, (ii) approximately $0.04 per share attributable to the unusual dividend income as discussed above and (iii) a greater number of average shares outstanding compared to the corresponding period in 2013 primarily due to the August 2013 and April 2014 follow-on equity offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2014 was $95.5 million, or a 27% increase, compared to net investment income of $75.4 million for the corresponding period of 2013. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $123.0 million, or $2.83 per share, for the year ended December 31, 2014 compared with $82.1 million, or $2.24 per share, in the corresponding period of 2013. The $40.8 million increase was primarily attributable to (i) the $20.1 million increase in total distributable net investment income in the year ended December 31, 2014 when compared to the corresponding period of 2013 as discussed above, (ii) the $15.9 million increase in the net realized gain from investments for the year ended December 31, 2014 and (iii) the $4.8 million decrease in the net realized loss from SBIC debentures to zero for the year ended December 31, 2014. The net realized gain from investments of $23.2 million during the year ended December 31, 2014 was primarily attributable to (i) $27.1 million of realized gains recognized on the exit of four LMM portfolio investments in 2014 and (ii) net realized gains on several Middle Market investments totaling $2.0 million, partially offset by a net realized loss of $6.5 million in conjunction with a change in control transaction involving a LMM portfolio company in the second quarter of 2014.

  Net Realized Income

        The higher level of net investment income for the year ended December 31, 2014 as compared to the year ended December 31, 2013, the $15.9 million increase in the net realized gain from investments in the year ended December 31, 2014 as compared to December 31, 2013 and the $4.8 million decrease in the net realized loss from SBIC debentures recognized in year ended December 31, 2013, in each case as discussed above, resulted in a $40.8 million increase in net realized income compared with the corresponding period of 2013.

  Net Increase in Net Assets Resulting from Operations

        The net increase in net assets resulting from operations during the year ended December 31, 2014 was $100.7 million, or $2.31 per share, compared with $96.9 million, or $2.65 per share, during the year ended December 31, 2013. This increase from the prior year was primarily the result of (i) a $20.1 million increase in net investment income and (ii) a $15.9 million increase in the net realized gain (loss) from investments and (iii) the $4.8 million decrease in the net realized loss from SBIC debentures, in each case due to the factors discussed above, partially offset by (i) a $30.6 million decrease in net change in unrealized appreciation (depreciation) to $11.7 million of net unrealized depreciation for the year ended December 31, 2014 compared to $18.9 million of net unrealized appreciation in the prior year and (ii) a $6.3 million increase in the income tax provision from the prior year. The total net unrealized depreciation for the year ended December 31, 2014 of $11.7 million included (i) net unrealized appreciation totaling $33.7 million on LMM portfolio investments, including unrealized appreciation on 39 LMM portfolio investments and unrealized depreciation on 12 LMM portfolio investments, (ii) $14.5 million of unrealized appreciation on the External Investment Manager, and (iii) $0.3 million of net unrealized appreciation on Other Portfolio investments, offset by (i) accounting reversals of net unrealized appreciation from prior periods of $20.7 million related to portfolio investment exits and repayments, (ii) $18.7 million of net unrealized depreciation on Middle Market portfolio investments, (iii) $10.9 million of unrealized depreciation on the SBIC debentures held by MSC II which are accounted for on a fair value basis, and (iv) $9.9 million of net unrealized depreciation on Private Loan portfolio investments. The income tax provision for the year ended December 31, 2014 of $6.3 million principally consisted of deferred taxes of $3.3 million, which is primarily the result of the impact on deferred taxes related to the utilization of net operating losses and net unrealized appreciation on our portfolio investments held in our Taxable Subsidiaries, and other taxes of $3.0 million, which includes a $1.4 million accrual for U.S. federal excise tax on our estimated spillover taxable income and $1.6 million related to accruals for state and other taxes.

  Comparison of years ended December 31, 2013 and 2012

	Twelve Months Ended December 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Total investment income	$116.5	$90.5	$26.0	29%
Total expenses	(41.1)	(31.2)	(9.9)	32%

Net investment income	75.4	59.3	16.1	27%
Net realized gain from investments	7.3	16.5	(9.2)	(56)%
Net realized loss from SBIC debentures	(4.8)	—	(4.8)

Net realized income	77.9	75.8	2.1	3%
Net change in unrealized appreciation (depreciation) from:
Portfolio investments	16.2	44.7	(28.5)	(64)%
SBIC debentures, marketable securities and idle funds and investment in the Internal Investment Manager	2.8	(5.2)	8.0

Total net change in unrealized appreciation	19.0	39.5	(20.5)	(52)%
Income tax provision	—	(10.8)	10.8
Noncontrolling interest	—	(0.1)	0.1

Net increase in net assets resulting from operations attributable to common stock	$96.9	$104.4	$(7.5)	(7)%

	Twelve Months Ended December 31,		Net Change
	2013	2012	Amount	%
	(dollars in millions)
Net investment income	$75.4	$59.3	$16.1	27%
Share-based compensation expense	4.2	2.6	1.6	64%

Distributable net investment income(a)	79.6	61.9	17.7	29%
Net realized gain from investments	7.3	16.5	(9.2)	(56)%
Net realized loss from SBIC debentures	(4.8)	—	(4.8)

Distributable net realized income(a)	82.1	78.4	3.7	5%
Distributable net investment income per share—Basic and diluted(a)(b)	$2.17	$2.09	$0.08	4%

Distributable net realized income per share—Basic and diluted(a)(b)	$2.24	$2.65	$(0.41)	(15)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing our financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing our financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
Per share amounts exclude the earnings attributable to the noncontrolling equity interests in MSC II not owned by Main Street for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

  Investment Income

        For the year ended December 31, 2013, total investment income was $116.5 million, a 29% increase over the $90.5 million of total investment income for the corresponding period of 2012. This comparable period increase was principally attributable to (i) a $22.4 million increase in interest income from higher average levels of portfolio debt investments and increased activity in the Investment Portfolio and (ii) a $3.9 million increase in dividend income from Investment Portfolio equity investments, partially offset by a $0.3 million decrease in interest and dividend income from Marketable securities and idle funds investments. The $26.0 million increase in investment income in the year ended December 31, 2013 includes a $1.7 million decrease in the amount of non-recurring investment income associated with debt repayment and financing activities of LMM portfolio investments included in investment income, partially offset by a $1.1 million increase in the amount of investment income related to higher accelerated prepayment and repricing activity of certain Middle Market and Private Loan portfolio debt investments and Marketable securities and idle funds investments in each case for the year ended December 31, 2013, when compared to the same period in 2012.

  Expenses

        For the year ended December 31, 2013, total expenses increased to $41.1 million from $31.2 million for the corresponding period of 2012. This comparable period increase in expenses was principally attributable to (i) a $4.6 million increase in interest expense, (ii) higher compensation and related expenses of $2.1 million, primarily as a result of additional personnel compared to the same period in the prior year, (iii) a $1.6 million increase in other general and administrative expenses and (iv) an increase of $1.6 million in share-based compensation, primarily due to $1.3 million of expense associated with the accelerated vesting of all the unvested shares of restricted stock in connection with the retirement of our former Executive Vice-Chairman during the year ended December 31, 2013. The $4.6 million increase in interest expense was primarily a result of (i) a $4.4 million increase primarily related to the issuance of the 6.125% Notes in April 2013 and (ii) a $1.3 million increase related to a higher average outstanding balance on the Credit Facility, partially offset by a $1.1 million decrease related to prepayments on our Small Business Investment Company ("SBIC") debentures and lower average interest rates on the SBIC debentures. The ratio of our total operating expenses, excluding interest expense and excluding the effect of the accelerated vesting of restricted stock of our former Executive Vice-Chairman discussed above, as a percentage of our average total assets was 1.7% for the year ended December 31, 2013, compared to 1.8% for the prior year. Including the effect of the accelerated vesting of restricted stock of our former Executive Vice-Chairman, the ratio would have been 1.8% for the year ended December 31, 2013.

  Distributable Net Investment Income

        Distributable net investment income increased $17.7 million to $79.6 million, or $2.17 per share, compared with $61.9 million, or $2.09 per share, in the corresponding period of 2012. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. The distributable net investment income on a per share basis for the year ended December 31, 2013 reflects the impact of a greater number of average shares outstanding compared to the corresponding period in 2012 primarily due to the June 2012, December 2012 and August 2013 follow-on equity offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2013 was $75.4 million, or a 27% increase, compared to net investment income of $59.3 million for the corresponding period of 2012. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income was $82.1 million, or $2.24 per share, for the year ended December 31, 2013 compared with $78.4 million, or $2.65 per share, in the corresponding period of 2012. The $3.7 million increase was primarily attributable to higher distributable net investment income in the year ended December 31, 2013 compared to the corresponding period of 2012 as discussed above, partially offset by (i) a decrease in net realized gain from investments of $9.2 million, to $7.3 million in 2013 from $16.5 million in prior year, and (ii) a realized loss of $4.8 million on the repayment of certain SBIC debentures issued to MSC II which had been accounted for on the fair value method of accounting under ASC 825. The $7.3 million net realized gain on investments during the year ended December 31, 2013 was primarily attributable to (i) a realized gain of $11.3 million on the full exit of two LMM equity investments, (ii) realized gains of $1.0 million on the partial exits of several LMM investments, (iii) net realized gains on several Middle Market and Marketable securities and idle funds investments totaling $1.9 million, partially offset by (i) realized losses of $2.6 million on the restructuring of a LMM equity investment and $1.8 million on the full exit of one LMM investment, respectively, and (ii) the realized loss of $1.8 million on the full exit of one Middle Market investment.

  Net Realized Income

        The lower net realized gain from investments and the realized loss from the SBIC debentures, partially offset by the higher net investment income, in the year ended December 31, 2013 compared to the corresponding period of 2012, in each case as discussed above, resulted in a $2.1 million increase in net realized income compared with the corresponding period of 2012.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the year ended December 31, 2013 was $96.9 million, or $2.65 per share, compared with $104.4 million, or $3.53 per share, in the corresponding period of 2012. This $7.5 million decrease from the comparable period in the prior year was primarily the result of the $20.5 million difference in the net change in unrealized appreciation to $19.0 million for the year ended December 31, 2013, compared to $39.5 million for the comparable period in the prior year, partially offset by (i) a $10.8 million decrease in the net income tax provision and (ii) the $2.1 million increase in net realized income due to the factors discussed above, both for the year ended December 31, 2013 in comparison to the comparable period in the prior year. The total net change in unrealized appreciation for the year ended December 31, 2013 of $19.0 million included (i) $16.2 million of net unrealized appreciation from portfolio investments and (ii) the net unrealized appreciation of $4.4 million on the SBIC debentures, which resulted from the $4.8 million of accounting reversals of prior unrealized depreciation on the SBIC debentures in conjunction with the realized loss on the repayment of the SBIC debentures as discussed above, partially offset by net unrealized depreciation of $0.4 million on the remaining SBIC debentures held by MSC II, partially offset by the net unrealized depreciation from Marketable securities and idle funds investments of $1.7 million. The $16.2 million net change in unrealized appreciation from portfolio investments for the year ended December 31, 2013 was principally attributable to (i) unrealized appreciation on 37 LMM portfolio investments totaling $60.6 million, partially offset by unrealized depreciation on 15 LMM portfolio investments totaling $38.8 million, (ii) $3.7 million of net unrealized appreciation on Middle Market investments, (iii) $1.1 million of net unrealized appreciation on the External Investment Manager and (iv) $2.2 million of net unrealized appreciation on the Other Portfolio investments, partially offset by accounting reversals of net unrealized appreciation from prior periods of $12.8 million related to portfolio investment exits and repayments. The net income tax benefit for the year ended December 31, 2013 related to a deferred tax benefit of $3.6 million, partially offset by an income tax provision on other taxes of $3.6 million. The deferred taxes related primarily to net unrealized depreciation on equity investments held in our Taxable Subsidiaries. The other taxes include $1.8 million related to an accrual for excise tax on our estimated spillover taxable income and $1.8 million related to accruals for state and other taxes.

  Liquidity and Capital Resources

  Cash Flows

        For the three months ended March 31, 2015, we experienced a net decrease in cash and cash equivalents in the amount of $38.4 million, which is the net result of $92.6 million of cash used for our operating activities and $54.2 million provided by financing activities.

        During the period, we used $92.6 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the operating profits earned through our operating activities totaling $22.2 million, which is our $24.8 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $2.0 million, payment-in-kind interest income of $0.8 million, cumulative dividends of $0.4 million and the amortization expense for deferred financing costs of $0.6 million, (ii) cash uses totaling $265.2 million which primarily resulted from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2014, which together total $256.0 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2014, which together total $2.0 million, (c) $7.1 million related to decreases in payables and accruals and (d) increases in other assets of $0.1 million, and (iii) cash proceeds totaling $150.4 million from (a) $149.1 million in cash proceeds from the repayments of debt investments and sales of equity investments and (b) $1.3 million of cash proceeds from the sale of Marketable securities and idle funds investments.

        During the three months ended March 31, 2015, $54.2 million in cash was provided by financing activities, which principally consisted of $127.8 million in net cash proceeds from a public equity offering in March 2015, partially offset by (i) $54.0 million in net cash repayments of the Credit Facility and (ii) $19.5 million in cash dividends paid to stockholders.

        For the year ended December 31, 2014, we experienced a net increase in cash and cash equivalents in the amount of $25.7 million, which is the net result of $190.9 million of cash used for our operating activities and $216.6 million provided by financing activities.

        During the period, we used $190.9 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the ordinary operating profits earned through our operating activities totaling $84.5 million, which is our $99.8 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $10.5 million, payment-in-kind interest income of $4.7 million, cumulative dividends of $1.8 million and the amortization expense for deferred financing costs of $1.7 million, (ii) cash uses totaling $858.2 million from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2013, which together total $831.2 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2013, which together total $22.7 million and (c) increases in other assets of $4.3 million, and (iii) cash proceeds totaling $582.8 million from (a) $554.7 million in cash proceeds from the repayments of debt investments and sales of equity investments, (b) $27.0 million of cash proceeds from the sale of Marketable securities and idle funds investments and (c) $1.1 million related to increases in payables and accruals.

        During 2014, $216.6 million in cash was provided by financing activities, which principally consisted of (i) $175.0 million in proceeds from the issuance of the 4.50% Notes in November 2014, (ii) $139.7 million in net cash proceeds from a follow-on public equity offering in April 2014 and (iii) $24.8 million in cash proceeds from the issuance of SBIC debentures, partially offset by (i) $95.9 million in cash dividends paid to stockholders, (ii) $19.0 million in net cash repayments of the Credit Facility, (iii) $6.4 million in loan costs associated with our SBIC debentures, the 4.50% Notes and the Credit Facility and (iv) $1.5 million in other costs.

        For the year ended December 31, 2013, we experienced a net decrease in cash and cash equivalents in the amount of $28.8 million, which is the net result of $240.7 million of cash used for our operating activities and $211.9 million provided by financing activities.

        During the period, we used $240.7 million of cash for our operating activities, which resulted primarily from (i) cash flows we generated from the ordinary operating profits earned through our operating activities totaling $63.8 million, which is our $79.6 million of distributable net investment income, excluding the non-cash effects of the accretion of unearned income of $10.9 million, payment-in-kind interest income of $5.0 million, cumulative dividends of $1.4 million and the amortization expense for deferred financing costs of $1.5 million, (ii) cash uses totaling $824.8 million from (a) the funding of new portfolio company investments and settlement of accruals for portfolio investments existing as of December 31, 2012, which together total $767.5 million, (b) the funding of new Marketable securities and idle funds investments and settlement of accruals for Marketable securities and idle funds investments existing as of December 31, 2012, which together total $54.0 million, and (c) $3.3 million related to decreases in payables and accruals, and (iii) cash proceeds totaling $520.3 million from (a) $465.0 million in cash proceeds from the repayments or sales of debt investments and sales of equity investments, (b) $51.7 million of cash proceeds from the sale of Marketable securities and idle funds investments and (c) decreases in other assets of $3.6 million.

        During 2013, $211.9 million in cash was provided by financing activities, which principally consisted of (i) $131.5 million in net cash proceeds from a follow-on public equity offering in August 2013, (ii) $105.0 million in net cash proceeds from the Credit Facility and (iii) $92.0 million in cash proceeds from the issuance of the 6.125% Notes, partially offset by (i) a $24.8 million net decrease in outstanding SBIC debentures resulting from $63.8 million in repayments of SBIC debentures, net of $39.0 million in proceeds from the issuance of SBIC debentures, (ii) $83.2 million in cash dividends paid to stockholders and (iii) $6.3 million in loan costs associated with our SBIC debentures, our Notes and the Credit Facility.

  Capital Resources

        As of March 31, 2015, we had $22.0 million in cash and cash equivalents, $9.9 million in Marketable securities and idle funds investments and $408.5 million of unused capacity under the Credit Facility, which we maintain to support our investment and operating activities. As of March 31, 2015, our net asset value totaled $1,083.9 million, or $21.87 per share.

        As of December 31, 2014, we had $60.4 million in cash and cash equivalents, $9.1 million in Marketable securities and idle funds investments and $354.5 million of unused capacity under the Credit Facility, which we maintain to support our future investment and operating activities. As of December 31, 2014, our net asset value totaled $940.0 million, or $20.85 per share.

        The Credit Facility includes total commitments of $572.5 million from a diversified group of fifteen lenders and matures in September 2019. The Credit Facility also contains an accordion feature which allows us to increase the total commitments under the facility up to $650.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17% as of March 31, 2015) plus 2.00%, as long as we maintain an investment grade rating (or 2.25% if we do not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of March 31, 2015) plus 1.00%, as long as we maintain an investment grade rating (or 1.25% if we do not maintain an investment grade rating). We pay unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership or assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2019, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval. As of March 31, 2015, we had $164.0 million in borrowings outstanding under the Credit Facility, the interest rate on the Credit Facility was 2.2% and we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital, up to a regulatory maximum amount of debentures of $225.0 million. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity, but may be pre-paid at any time with no prepayment penalty. On March 31, 2015, through our two wholly owned SBICs, we had $225.0 million of outstanding SBIC debentures guaranteed by the SBA, which bear a weighted average annual fixed interest rate of approximately 4.2%, paid semi-annually, and mature ten years from issuance. The first maturity related to our SBIC debentures does not occur until 2017, and the remaining weighted average duration is approximately 6.3 years as of March 31, 2015.

        In April 2013, we issued $92.0 million, including the underwriters' full exercise of their over-allotment option, in aggregate principal amount of the 6.125% Notes. The 6.125% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after April 1, 2018. We may from time to time repurchase 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of March 31, 2015, the outstanding balance of the 6.125% Notes was $90.8 million.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 6.125% Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

        In November 2014, we issued $175.0 million in aggregate principal amount of the 4.50% Notes at an issue price of 99.53%. The 4.50% Notes are unsecured obligations and rank pari passu with our current and future senior unsecured indebtedness; senior to any of our future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of our existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under our Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make whole provisions. The 4.50% Notes bear interest at a rate of 4.50% per year payable semi-annually on June 1 and December 1 of each year, beginning June 1, 2015. We may from time to time repurchase 4.50% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of March 31, 2015, the outstanding balance of the 4.50% Notes was $175.0 million.

        The indenture governing the 4.50% Notes (the "4.50% Notes Indenture") contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the 4.50%

Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes Indenture.

        During April 2014, we completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by us, of approximately $139.7 million.

        During March 2015, we completed a public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by us, of approximately $127.8 million.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM, Middle Market and Private Loan portfolio investments. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, diversified bond funds and publicly traded debt and equity investments. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM, Middle Market and Private Loan portfolio investment needs, and any regulatory requirements applicable to us.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2014 or 2015 annual meetings of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock. We would therefore need future approval from our stockholders to issue shares below the then current net asset value per share.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders, after consideration and application of our ability under the Code to spillover certain excess undistributed taxable income from one tax year into the next tax year, substantially all of our taxable income. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to us, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public equity and debt offerings, our $572.5 million Credit Facility, and the available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. If finalized, the new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. We are currently evaluating the impact the adoption of this new accounting standard will have on our financial statements.

        In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which changes the presentation of debt issuance costs in financial statements. ASU 2015-03 requires an entity to present such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. It is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The new guidance will be applied retrospectively to each prior period presented. The impact of the adoption of this new accounting standard on our consolidated financial statements is currently being evaluated.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by us as of the specified effective date. We believe that the impact of recently issued standards and any that are not yet effective will not have a material impact on our financial statements upon adoption.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for labor, raw materials and third party services and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At March 31, 2015, we had a total of $153.1 million in outstanding commitments comprised of (i) 30 investments with commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) six investments with capital commitments that had not been fully called.

  Contractual Obligations

        As of March 31, 2015, the future fixed commitments for cash payments in connection with our SBIC debentures and the 4.50% Notes and the 6.125% Notes for each of the next five years and thereafter are as follows:

	2015	2016	2017	2018	2019	2020 and thereafter	Total
	(dollars in thousands)
SBIC debentures	$—	$—	$15,000	$10,200	$20,000	$179,800	225,000
Interest due on SBIC debentures	4,748	9,448	9,423	8,130	7,807	17,601	57,157
Notes 6.125%	—	—	—	—	—	90,810	90,810
Interest due on 6.125% Notes	4,171	5,562	5,562	5,562	5,562	19,467	45,886
4.50% Notes	—	—	—	—	175,000	—	175,000
Interest due on 4.50% Notes	8,444	7,875	7,875	7,875	7,875	—	39,944

Total	$17,363	$22,885	$37,860	$31,767	$216,244	$307,678	$633,797

        As of March 31, 2015, we had $164.0 million in borrowings outstanding under our Credit Facility, and the Credit Facility is currently scheduled to mature in September 2019. The Credit Facility contains two, one-year extension options which could extend the maturity to September 2021. See further discussion of the Credit Facility terms in "—Liquidity and Capital Resources—Capital Resources".

  Related Party Transactions

        As discussed further above, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of our Investment Portfolio. At March 31, 2015, we had a receivable of $1.2 million due from the External Investment Manager which included approximately $0.8 million related to operating expenses incurred by us required to support the External Investment Manager's business, along with dividends declared but not paid by the External Investment Manager of approximately $0.4 million.

        In June 2013, we adopted a deferred compensation plan for the non-employee members of our board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of our common stock within 90 days after the participant's end of service as a director. As of March 31, 2015, $0.6 million of directors' fees had been deferred under this plan. These deferred fees represented 18,672 shares of our common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted- average shares outstanding on our consolidated statement of operations as earned.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2014, is an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
SBIC Debentures
2007	$55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	180,000	2,030	—	N/A
2011	220,000	2,202	—	N/A
2012	225,000	2,763	—	N/A
2013	200,200	2,476	—	N/A
2014	225,000	2,323	—	N/A
2015 (as of March 31, 2015, unaudited)	225,000	2,653	—	N/A
Credit Facility
2010	$39,000	2,030	—	N/A
2011	107,000	2,202	—	N/A
2012	132,000	2,763	—	N/A
2013	237,000	2,476	—	N/A
2014	218,000	2,323	—	N/A
2015 (as of March 31, 2015, unaudited)	164,000	2,653	—	N/A
6.125% Notes
2013	$90,882	2,476	—	$24.35
2014	90,823	2,323		24.78
2015 (as of March 31, 2015, unaudited)	90,810	2,653	—	25.29
4.50% Notes
2014	$175,000	2,323	—	N/A
2015 (as of March 31, 2015, unaudited)	175,000	2,653	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Average market value per unit for our 6.125% Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Average market value per unit for our SBIC Debentures, Credit Facility and 4.50% Notes are not applicable because these are not registered for public trading.

BUSINESS

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $50 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our private loan ("Private Loan") investments are made in businesses that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio.

        Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market or Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Our external asset management business is conducted through our External Investment Manager. We have entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, we provide management and other services to the External Investment Manager, as well as access to our employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, we began charging the External Investment Manager for these services. Our total expenses for the three months ended March 31, 2015 and 2014 are net of expenses of $0.8 million and $0.3 million, respectively, charged to the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        We seek to fill the financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the LMM creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing options, or a "one stop" financing solution. Providing customized, "one stop" financing solutions is important to LMM portfolio companies. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. Our LMM portfolio debt investments are generally secured by a first lien on the assets of the portfolio company and typically have a term of between five and seven years from the original investment date. We believe that our LMM investment strategy has limited correlation to the broader debt and equity markets.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest bearing debt securities in privately held companies that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have an expected duration of between three and seven years from the original investment date.

        Our Private Loan portfolio investments primarily consist of investments in interest bearing debt securities in companies that are consistent with the size of the companies included in our LMM portfolio or our Middle Market portfolio, but are investments that have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        The following tables provide a summary of our investments in the LMM, Middle Market and Private Loan portfolios as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of March 31, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	68	89	37
Fair value	$778.3	$627.8	$247.7
Cost	$640.7	$642.8	$261.8
% of total investments at cost—debt	70.3%	99.1%	96.1%
% of total investments at cost—equity	29.7%	0.9%	3.9%
% of debt investments at cost secured by first priority lien	89.8%	85.2%	87.2%
Weighted-average annual effective yield(b)	13.1%	7.9%	9.9%
Average EBITDA(c)	$5.4	$95.8	$12.1

(a)
At March 31, 2015, we had equity ownership in approximately 94% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted-average for the Middle Market and Private Loan portfolios. These calculations exclude three LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of total investments at cost—debt	71.5%	99.8%	95.6%
% of total investments at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, we had equity ownership in approximately 95% of our LMM portfolio companies and our average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies.

        As of March 31, 2015, we had Other Portfolio investments in six companies, collectively totaling approximately $58.7 million in fair value and approximately $55.6 million in cost basis and which comprised approximately 3.4% of our Investment Portfolio (as defined in "—Critical Accounting Policies—Basis of Presentation" below). As of December 31, 2014, we had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of our Investment Portfolio at fair value.

        As previously discussed, the External Investment Manager is a wholly owned subsidiary that is treated as a portfolio investment. As of March 31, 2015, there was no cost basis in this investment and the investment had a fair value of $24.8 million, which comprised 1.4% of our Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of our Investment Portfolio at fair value.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as they are wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation on our investments will also fluctuate depending upon portfolio activity, economic conditions and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        Because we are internally managed, we do not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals itself. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our Investment Portfolio. For the three months ended March 31, 2015, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.4% on an annualized basis which is consistent with the ratio on an annualized basis for the three months ended March 31, 2014 and for the year ended December 31, 2014.

        During May 2012, we entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow us to own a registered investment adviser, we assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended March 31, 2015 and 2014, the External Investment Manager earned $1.4 million and $0.3 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        During April 2014, we received an exemptive order from the SEC permitting co-investments by us and HMS Income in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. We have made, and in the future intend to continue to make, such co-investments with HMS Income in accordance with the conditions of the order. The order requires, among other things, that we and the External Investment Manager consider whether each such investment opportunity is appropriate for HMS Income and, if it is appropriate, to propose an allocation of the investment opportunity between us and HMS Income. Because the External Investment Manager may receive performance-based fee compensation from HMS Income, this may provide an incentive to allocate opportunities to HMS Income instead of us.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

  •
  Deliver Customized Financing Solutions in the Lower Middle Market.  We offer LMM portfolio companies customized debt and equity financing solutions that are tailored to the facts and circumstances of each situation. We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer LMM portfolio companies a comprehensive suite of financing options, or a "one-stop" financing solution.

  •
  Focus on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. We believe that those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

  •
  Leverage the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include five certified public accountants and five Chartered Financial Analyst® (CFA) charter holders. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies. Also, the reputation of our investment team has and should continue to enable us to generate additional revenue in the form of management and incentive fees in connection with us providing advisory services to other investment funds.

  •
  Invest Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.

  •
  Capitalize on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

  •
  Benefit from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed interest rates that are generally lower than interest rates on comparable bank loans and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long-term component of our capital structure with proper matching of duration and cost compared to our LMM portfolio investments. We also maintain an investment grade rating from Standard & Poor's Ratings Services which provides us the opportunity and flexibility to obtain additional, attractive long-term financing options to supplement our capital structure.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments:

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA of $3 million to $20 million and commensurate levels of free cash flow. We also pursue investments in debt securities of Middle Market companies that are generally established companies with sound historical financial performance that are generally larger in size than LMM companies. We generally do not invest in start-up companies or companies with speculative business plans.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or a refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Investment Portfolio

        The Investment Portfolio, as used herein, refers to all of our investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager, but excludes all "Marketable securities and idle funds investments". Our LMM portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Our Middle Market portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for our LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both first lien secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have a term of five to seven years from the original investment date, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 10% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for our single tranche debt securities. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this form of interest as payment-in-kind, or PIK, interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of March 31, 2015, approximately 90% of our LMM debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies.

        In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM debt investments by negotiating covenants that are designed to protect our LMM debt investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM debt investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates payable currently in cash that will provide us with significant interest income plus the additional opportunity for income and gains through PIK interest and equity warrants and other similar equity instruments issued in conjunction with these mezzanine loans. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants or PIK interest.

        We also pursue debt investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct investments or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date. The debt investments in our Middle Market portfolio have rights and protections that are similar to those in our LMM debt investments, which may include affirmative and negative covenants, default penalties, lien protection, change of control provisions, guarantees and equity pledges. The Middle Market debt investments generally have floating interest rates at LIBOR plus a margin, and are typically subject to LIBOR floors. As of March 31, 2015, substantially all of our Middle Market portfolio investments were in the form of debt investments, with approximately 85% of such debt investments at cost secured by first priority liens.

        Our Private Loan portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in our LMM portfolio or our Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Our Private Loan portfolio debt investments are generally secured by either a first or second priority lien and typically have a term of between three and seven years from the original investment date. As of March 31, 2015, approximately 96% of our Private Loan portfolio investments were in the form of debt investments and approximately 87% of such debt investments at cost were secured by first priority liens on portfolio company assets.

  Warrants

        In connection with a portion of our LMM debt investments, we have historically received equity warrants to establish or increase our equity interest in the LMM portfolio company. Warrants we receive in connection with a LMM debt investment typically require only a nominal cost to exercise, and thus, as a LMM portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the LMM portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders of our LMM portfolio companies, and to allow for participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our LMM investment process. The current members of our investment committee are Vincent D. Foster, our Chairman, President and Chief Executive Officer, Dwayne L. Hyzak, our Chief Operating Officer and Senior Managing Director, Curtis L. Hartman, our Chief Credit Officer and Senior Managing Director, and David Magdol, our Chief Investment Officer and Senior Managing Director.

        Our credit committee is responsible for all aspects of our Middle Market portfolio investment process. The current members of our credit committee are Messrs. Foster, Hartman and Rodger A. Stout, our Executive Vice President.

        Investment process responsibility for each Private Loan portfolio investment is delegated to either the investment committee or the credit committee based upon the nature of the investment and the manner in which it was originated. Similarly, the investment processes for each Private Loan portfolio investment, from origination to close and to eventual exit, will follow the processes for our LMM portfolio investments or our Middle Market portfolio investments as outlined below, or a combination thereof.

        Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee or the credit committee, as applicable. Our investment committee and credit committee each meet on an as needed basis depending on transaction volume. We generally categorize our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, service providers such as lawyers, financial advisors, accountants and current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and Middle Market companies, and we have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in these markets.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

  •
  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

  •
  a brief industry and market analysis;

  •
  direct industry expertise imported from other portfolio companies or investors;

  •
  preliminary qualitative analysis of the management team's competencies and backgrounds;

  •
  potential investment structures and pricing terms; and

  •
  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For Middle Market portfolio investments, the initial term sheet is typically issued by the borrower, through the syndicating bank, and is screened by the investment team which makes a recommendation to our credit committee.

  Term Sheet

        For proposed LMM transactions, the non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet for LMM investments is non-binding, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet, we begin our formal due diligence process.

        For proposed Middle Market transactions, the initial term sheet will include key economic terms and other conditions proposed by the borrower and its representatives and the proposed timeline for the investment, which are reviewed by our investment team to determine if such terms and conditions are in agreement with our investment objectives.

  Due Diligence

        Due diligence on a proposed LMM investment is performed by a minimum of two of our investment professionals, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our LMM due diligence review includes some or all of the following:

  •
  site visits with management and key personnel;

  •
  detailed review of historical and projected financial statements;

  •
  operational reviews and analysis;

  •
  interviews with customers and suppliers;

  •
  detailed evaluation of company management, including background checks;

  •
  review of material contracts;

  •
  in-depth industry, market and strategy analysis;

  •
  regulatory compliance analysis; and

  •
  review by legal, environmental or other consultants, if applicable.

        Due diligence on a proposed Middle Market investment is generally performed on materials and information obtained from certain external resources and assessed internally by a minimum of two of our investment professionals, who work to understand the relationships among the prospective portfolio company's business plan, operations and financial performance using the accumulated due diligence information. Our Middle Market due diligence review includes some or all of the following:

  •
  detailed review of historical and projected financial statements;

  •
  in-depth industry, market, operational and strategy analysis;

  •
  regulatory compliance analysis; and

  •
  detailed review of the company's management team and their capabilities.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, base-case and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review of a proposed LMM portfolio investment, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

  •
  company history and overview;

  •
  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  analysis of key customers and suppliers and key contracts;

  •
  a working capital analysis;

  •
  an analysis of the company's business strategy;

  •
  a management and key equity investor background check and assessment;

  •
  third-party accounting, legal, environmental or other due diligence findings;

  •
  investment structure and expected returns;

  •
  anticipated sources of repayment and potential exit strategies;

  •
  pro forma capitalization and ownership;

  •
  an analysis of historical financial results and key financial ratios;

  •
  sensitivities to management's financial projections;

  •
  regulatory compliance analysis findings; and

  •
  detailed reconciliations of historical to pro forma results.

        Upon completion of a satisfactory due diligence review of a proposed Middle Market portfolio investment, the investment team presents the findings and a recommendation to our credit committee. The presentation contains information which can include, but is not limited to, the following:

  •
  company history and overview;

  •
  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

  •
  analysis of key customers and suppliers;

  •
  an analysis of the company's business strategy;

  •
  investment structure and expected returns;

  •
  anticipated sources of repayment and potential exit strategies;

  •
  pro forma capitalization and ownership;

  •
  regulatory compliance analysis findings; and

  •
  an analysis of historical financial results and key financial ratios.

        If any adjustments to the transaction terms or structures are proposed by the investment committee or credit committee, as applicable, such changes are made and applicable analyses are updated prior to approval of the transaction. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee or credit committee, as applicable, with the committee member managing the transaction, if any, abstaining from the vote. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same investment team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our Middle Market portfolio investments; however, due to the larger size and higher sophistication level of these Middle Market companies in comparison to our LMM portfolio companies, it is not necessary or practical to have as much direct management interface.

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company and to monitor our expected level of returns on each of our LMM investments in relation to our expectations for the portfolio company. The investment rating system takes into consideration various factors, including, but not limited to, each investment's expected level of returns and the collectability of our debt investments, comparisons to competitors and other industry participants and the portfolio company's future outlook.

  •
  Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations;

  •
  Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations;

  •
  Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations;

  •
  Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us; and

  •
  Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of March 31, 2015 and December 31, 2014:

	As of March 31, 2015		As of December 31, 2014
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(in thousands, except percentages)
1	$282,487	36.2%	$287,693	39.2%
2	168,539	21.7%	133,266	18.2%
3	232,851	29.9%	239,100	32.6%
4	83,116	10.7%	61,475	8.4%
5	11,307	1.5%	11,657	1.6%

Total	$778,300	100.0%	$733,191	100.0%

        Based upon our investment rating system, the weighted-average rating of our LMM portfolio was approximately 2.2 as of both March 31, 2015 and December 31, 2014.

        As of March 31, 2015, our total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.2% of its fair value and 3.9% of its cost, and no fully impaired investments. As of December 31, 2014, our total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost, and no fully impaired investments.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of Middle Market debt investments typically does not require our assistance due to the additional resources available to these larger, Middle Market companies.

Determination of Net Asset Value and Investment Portfolio Valuation Process

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our Investment Portfolio and the related amounts of unrealized appreciation and depreciation. As of March 31, 2015 and December 31, 2014, our Investment Portfolio valued at fair value represented approximately 95% and 92% of our total assets, respectively. We are required to report our investments at fair value. We follow the provisions of FASB ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Our portfolio strategy calls for us to invest primarily in illiquid debt and equity securities issued by private, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. We categorize some of our investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in our LMM portfolio or Middle Market portfolio. Our portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for our LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Our portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. We determine in good faith the fair value of our Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. Our valuation policies and processes are intended to provide a consistent basis for determining the fair value of our Investment Portfolio.

        For LMM portfolio investments, we generally review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for our LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for our LMM debt investments. For Middle Market portfolio investments, we primarily use quoted prices in the valuation process. We determine the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on our understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For our Other Portfolio equity investments, we generally calculate the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for our portfolio investments estimate the value of the investment as if we were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which we have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which we do not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, we estimate the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then perform a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in our determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, we also analyze the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, we allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, we assume the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which we believe is consistent with our past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, we use the income approach to determine the fair value of debt securities, based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of our debt securities is generally the legal maturity date of the instrument, as we generally intend to hold our loans and debt securities to maturity. The Yield-to-Maturity analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that we use to estimate the fair value of our debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, we may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, we measure the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, we may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of our investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding our ability to realize the full NAV of our interests in the investment fund.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our portfolio investments quarterly. In addition to our internal valuation process, in determining the estimates of fair value for our investments in LMM portfolio companies, we, among other things, consult with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm analyzes and provides observations and recommendations regarding the Company's determinations of the fair value of its LLM portfolio company investments. The nationally recognized independent financial advisory services firm is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. We consulted with our independent financial advisory services firm in arriving at our determination of fair value on our investments in a total of 15 LMM portfolio companies for the three months ended March 31, 2015, representing approximately 23% of the total LMM portfolio at fair value as of March 31, 2015, and on a total of 17 LMM portfolio companies for the three months ended March 31, 2014, representing approximately 29% of the total LMM portfolio at fair value as of March 31, 2014. Excluding our investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of March 31, 2015 and 2104, as applicable, and our investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by our independent financial advisory services firm for the three months ended March 31, 2015 and 2014 was 27% and 32% of the total LMM portfolio at fair value as of March 31, 2015 and 2014, respectively.

        For valuation purposes, all of our Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, we use observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method. The Company does not generally consult with any financial advisory services firms in connection with determining the fair value of its Middle Market debt investments.

        For valuation purposes, all of our Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of our Other Portfolio investments are non-control investments. Our Other Portfolio investments comprised approximately 3.4% and 3.8%, respectively, of our Investment Portfolio at fair value as of March 31, 2015 and December 31, 2014. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For our Other Portfolio equity investments, we generally determine the fair value of our investments using the NAV valuation method. For Other Portfolio debt investments, we generally determine the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which we have determined that third-party quotes or other independent pricing are not available or appropriate, we generally estimate the fair value based on the assumptions that we believe hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, our investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, we determine the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, we analyze various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if we were to sell, or exit, the investment. In addition, we consider the value associated with our ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for our Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        Our Board of Directors has the final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation procedures, consistent with 1940 Act requirements. We believe our Investment Portfolio as of March 31, 2015 and 2014 approximates fair value as of those dates based on the markets in which we operate and other conditions in existence on those reporting dates.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value for our Investment Portfolio and our valuation methodologies and procedures, consistent with 1940 Act requirements. In addition, the Audit Committee of our Board of Directors periodically evaluates the performance and methodologies of the financial advisory services firm that we consult in connection with valuing our LLM portfolio company investments.

  •
  Our quarterly valuation process begins with each LMM and Private Loan portfolio company investment being initially valued by the investment team responsible for monitoring the portfolio investment;

  •
  The fair value determination for our Middle Market and Other Portfolio debt and equity investments and our investment in the External Investment Manager consists of unobservable and observable inputs which are initially reviewed by the investment professionals responsible for monitoring the portfolio investment;

  •
  Preliminary valuation conclusions are then reviewed by and discussed with senior management, and the investment team considers and assesses, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by senior management;

  •
  As described above, a nationally recognized independent financial advisory services firm performs certain mutually agreed upon limited procedures on a selection of management's LMM portfolio company valuation conclusions;

  •
  The Audit Committee of our Board of Directors reviews management's valuations, and the investment team and senior management consider and assess, as appropriate, any changes that may be required to management's valuations to address any comments provided by the Audit Committee; and

  •
  The Board of Directors assesses the valuations and ultimately approves the fair value of each investment in our portfolio in good faith.

        Determination of fair value involves subjective judgments and estimates. The notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial results and financial condition.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us are larger and have more resources available to them. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved LMM, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities".

Employees

        As of March 31, 2015, we had 38 employees. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of March 31, 2015, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2015, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investments in marketable securities and idle funds investments.

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Control Investments(5)

ASC Interests, LLC 16500 Westheimer Parkway Houston, TX 77082	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	$2,925	$2,882	$2,925
		Member Units (1,500 units)(8)		1,500	2,140

				4,382	5,065

Bond-Coat, Inc. 11901 West CR 125 Odessa, TX 79765	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	11,596	11,498	11,596
		Common Stock (57,508 shares)		6,350	10,210

				17,848	21,806

Café Brazil, LLC 202 West Main Street, Ste. 100 Allen, TX 75013	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,980

California Healthcare Medical Billing, Inc. 1121 E. Washington Ave. Escondido, CA 92025	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,612	8,495	8,612
		Warrants (466,947 equivalent shares)		1,193	3,480
		Common Stock (207,789 shares)		1,177	1,460

				10,865	13,552

CBT Nuggets, LLC 44 Club Rd., Ste. 150 Eugene, OR 97401	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	29,950

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Ceres Management, LLC (Lambs) 11675 Jollyville Rd., Ste. 300 Austin, TX 78759	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	3,827	3,827	3,827
		Class B Member Units (12% cumulative)(8)		4,170	4,170
		Member Units (5,460 units)		5,273	2,630
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	955	955	955
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,850	12,822

CMS Minerals, LLC 1300 Post Oak Blvd, Eighth Floor Houston, TX 77056	Oil & Gas Exploration & Production
		Preferred Member Units (458,461 units)(8)		3,725	3,725

Datacom, LLC 100 Enterprise Boulevard Lafayette, LA 70506	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,108	11,108
		Preferred Member Units (6,453 units)		6,030	6,030

				17,138	17,138

Garreco, LLC 430 Hiram Rd. Heber Springs, AR 72543	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,400	5,325	5,325
		Member Units (1,200 units)(8)		1,200	1,470

				6,525	6,795

GRT Rubber Technologies, LLC 201 Dana Dr. Paragould, AR 72450	Engineered Rubber Product Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,750	16,591	16,591
		Member Units (5,879 units)(8)		13,065	13,065

				29,656	29,656

Gulf Manufacturing, LLC 1221 Indiana St. Humble, TX 77396	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (438 units)(8)		2,980	16,540

				3,724	17,284

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Harrison Hydra-Gen, Ltd. 10827 Tower Oaks Blvd. Houston, TX 77070	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,010	4,974	5,010
		Preferred Stock (8% cumulative)(8)		1,286	1,286
		Common Stock (107,456 shares)		718	2,020

				6,978	8,316

Hawthorne Customs and Dispatch Services, LLC 9370 Wallisville Rd Houston, TX 77013	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	580
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,800

Hydratec, Inc. 325 Road 192 Delano, CA 93215	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720

IDX Broker, LLC 1551 Pearl Street Eugene, OR 97401	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 18, 2018)(9)	125	125	125
		12.5% Secured Debt (Maturity—November 18, 2018)	11,350	11,267	11,350
		Member Units (5,400 units)		5,606	6,027

				16,998	17,502

Impact Telecom, Inc. 9250 E Costilla Ave Suite 400 Greenwood Village, CO 80112	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,570	1,570
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,698	15,698
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,268	21,428

Indianapolis Aviation Partners, LLC 8501 Telephone Road Houston, TX 77061	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2016)	3,100	3,100	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,229	5,640

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Jensen Jewelers of Idaho, LLC 130 Second Avenue North Twin Falls, ID 83301	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,505	4,452	4,505
		Member Units (627 units)(8)		811	3,580

				5,263	8,085

Lighting Unlimited, LLC 4125 Richmond Ave Houston, TX 77027	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2015)	1,514	1,514	1,514
		Preferred Equity (non-voting)		434	434
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	420

				2,102	2,408

Marine Shelters Holdings, LLC (LoneStar Marine Shelters) 6800 Harborside Dr. Galveston, TX 77554	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,122	10,122
		Preferred Member Units (2,669 units)		3,750	3,750

				13,872	13,872

Mid-Columbia Lumber Products, LLC 380 NW Adler St Madras, OR 97741	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	7,550
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	915	915	915
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,059	14,665

MSC Adviser I, LLC (16) 1300 Post Oak Boulevard, Suite 800 Houston, TX 77056	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	24,840

Mystic Logistics, Inc. 2187 NW London Tpke South Glastonbury, CT 06073	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	10,000	9,799	10,000
		Common Stock (5,873 shares)		2,720	6,160

				12,519	16,160

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
NAPCO Precast, LLC 6949 Low Bid Lane San Antonio, TX 78250	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	625	619	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,917	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,446	4,468
		Member Units (2,955 units)(8)		2,975	7,820

				10,957	15,836

NRI Clinical Research, LLC 2010 Wilshire Blvd Los Angeles, CA 90057	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2017)	4,771	4,676	4,676
		Warrants (251,723 equivalent units)		252	160
		Member Units (671,233 units)		671	722

				5,599	5,558

NRP Jones, LLC 210 Philadelphia St LaPorte, IN 46350	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	13,400	12,933	12,933
		Warrants (14,331 equivalent units)		817	810
		Member Units (50,877 units)(8)		2,900	2,730

				16,650	16,473

OMi Holdings, Inc. 1515 E I-30 Service Road Royse City, TX 75189	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde) 4636 E. University Drive Phoenix, AZ 85034	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	6,490

PPL RVs, Inc. 10777 Southwest Freeway Houston, TX 77074	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	9,960	9,954	9,960
		Common Stock (1,962 shares)		2,150	8,430

				12,104	18,390

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Principle Environmental, LLC 201 W. Ranch Court Weatherford, TX 76088	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,866	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,261	3,247	3,261
		Preferred Member Units (19,631 units)		4,663	9,560
		Warrants (1,036 equivalent units)		1,200	530

				12,976	17,411

River Aggregates, LLC PO Box 8609 The Woodlands, TX 77387	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	509	509
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)(8)		1,150	3,190
		Member Units (RA Properties, LLC) (1,500 units)		369	430

				2,528	4,629

SoftTouch Medical Holdings, LLC 1800 Sandy Plains Ind Pkwy NE #224 Marietta, GA 30066	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,500	8,421	8,421
		Member Units (4,526 units)		5,015	5,015

				13,436	13,436

Southern RV, LLC 3625 Bossier City Bossier City, LA 71112	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,273	11,400
		Member Units (1,680 units)(8)		1,680	5,810
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,214	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	540

				16,647	21,000

The MPI Group, LLC 319 North Hills Road Corbin, KY 40701	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	2,724	2,724	2,724
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,230

				8,620	5,934

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Travis Acquisition, LLC 13955 FM 529 Rd Houston, TX 77041	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	4,578	4,510	4,578
		Member Units (7,282 units)		7,100	13,650

				11,610	18,228

Uvalco Supply, LLC 2521 E. Main St. Uvalde, TX 78801	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,659	1,659	1,659
		Member Units (1,006 units)(8)		1,113	3,350

				2,772	5,009

Vision Interests, Inc. 6630 Arroyo Springs St., Ste. 600 Las Vegas, NV 89113	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,174	3,174
		Series A Preferred Stock (3,000,000 shares)		3,000	3,550
		Common Stock (1,126,242 shares)		3,706	210

				9,880	6,934

Ziegler's NYPD, LLC 13901 North 73rd St., #219 Scottsdale, AZ 85260	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,500	1,491	1,491
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,509	5,509	4,880
		Warrants (587 equivalent units)		600	—
		Member units (480 units)		75	—

				7,675	6,371

Subtotal Control Investments				$349,766	$489,328

Affiliate Investments(6)

AFG Capital Group, LLC 900 McDuff Avenue Grandview, TX 76050	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	$11,760	$11,376	$11,376
		Warrants (42 equivalent units)		259	259
		Member Units (186 units)		1,200	1,200

				12,835	12,835

Boss Industries, LLC 1761 Genesis Drive LaPorte, IN 46350	Manufacturer and Distributor of Air Compressors, Auxiliary Power Units, Gas Booster Systems and Vapor Recovery Systems
		Preferred Member Units (2,242 units)(8)		2,000	2,000

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Bridge Capital Solutions Corporation 300 Motor Parkway, Suite 215 Hauppauge, NY 11788	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	6,000	5,852	5,852
		Warrants (19 equivalent shares)		200	860

				6,052	6,712

Brightwood Capital Fund III, LP(12)(13) 1540 Broadway, 23rd Floor New York, NY 10036	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 2.3%)(8)		4,524	4,524

CAI Software, LLC 36 Thurber Boulevard Smithfield, RI 02917	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	5,400	5,350	5,350
		Member Units (65,356 units)		654	654

				6,004	6,004

Condit Exhibits, LLC 5151 Bannock St Denver, CO 80435	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	610

Congruent Credit Opportunities Funds(12)(13) 3131 McKinney Ave., Suite 850 Dallas, TX 75204	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		17,169	16,879
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		9,450	9,450

				26,619	26,329

Daseke, Inc. 15455 Dallas Parkway, Ste. 400 Addison, TX 75001	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,853	20,548	20,853
		Common Stock (19,467 shares)		5,213	17,460

				25,761	38,313

Dos Rios Partners(12)(13) 3411 Richmond Avenue, Suite 420 Houston, TX 77046	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		2,325	2,325
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		738	738

				3,063	3,063

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
East Teak Fine Hardwoods, Inc. 1106 Drake Road Donalds, SC 29638	Distributor of Hardwood Products
		Common Stock (5,000 shares)(8)		480	860

East West Copolymer & Rubber, LLC 5955 Scenic Highway Baton Rouge, LA 70805	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,442	9,442
		Warrants (1,823,278 equivalent units)		50	50

				9,492	9,492

Freeport Financial SBIC Fund, LP(12)(13) 300 N. La Salle Street, Suite 5300 Chicago, Il 60654	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		5,140	5,140

Gault Financial, LLC (RMB Capital, LLC) 409 Bearden Circle Knoxville, TN 37919	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,784	10,818
		Warrants (29,025 equivalent units)		400	—

				13,184	10,818

Glowpoint, Inc. 430 Mountain Avenue, Ste. 301 Murray Hill, NJ 07974	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	400	396	396
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,914	8,914
		Common Stock (7,711,517 shares)		3,958	6,830

				13,268	16,140

Guerdon Modular Holdings, Inc. 5556 S Federal Way Boise, ID 83716	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	11,200	11,051	11,051
		Common Stock (170,577 shares)		2,400	2,400

				13,451	13,451

Houston Plating and Coatings, LLC 1315 Georgia St South Houston, TX 77587	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	11,470

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Indianhead Pipeline Services, LLC 13167 County Hwy 00 Chippewa Falls, WI 54729	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,675	6,432	6,432
		Preferred Member Units (28,905 units; 8% cumulative)(8)		2,013	2,013
		Warrants (38,193 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				8,905	8,445

irth Solutions, LLC 5009 Horizons Drive Columbus, OH 43220	Provider of Damage Prevention Information Technology Services
		Member Units (128 units)(8)		624	4,010

KBK Industries, LLC East Hwy 96 Rush Center, KS 67575	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	7,950	7,904	7,950
		Member Units (250 units)(8)		341	4,880

				8,245	12,830

L.F. Manufacturing Holdings, LLC(10) P.O. Box 578 Giddings, TX 78942	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	2,374

MPS Denver, LLC 7025 South Fulton Street, Suite 100 Centennial, CO 80112	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130

OnAsset Intelligence, Inc. 3080 Story Road West Irving, TX 75038	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—May 31, 2015)	3,658	3,658	3,658
		Preferred Stock (912 shares; 7% cumulative)(8)		1,981	2,734
		Warrants (5,333 equivalent shares)		1,919	—

				7,558	6,392

OPI International Ltd.(13) 4545 Post Oak Place Drive Houston, TX 77027	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	3,200

PCI Holding Company, Inc. 12201 Magnolia Avenue Riverside, CA 92503	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,374	4,970

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Quality Lease and Rental Holdings, LLC 501 East Kennedy Blvd, Suite 801 Tampa, FL 33602	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% Secured Debt (Maturity—October 1, 2014)(14)(18)	157	157	157
		8% Secured Debt (Maturity—June 15, 2015)(14)(18)	150	150	150
		12% Secured Debt (Maturity—January 8, 2018)(14)(18)	36,577	36,073	11,000
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				38,880	11,307

Radial Drilling Services, Inc. 4921 Spring Cypress Spring, TX 77379	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,838	2,870
		Warrants (316 equivalent shares)		758	—

				4,596	2,870

Samba Holdings, Inc. 1730 Montano Road NW, Suite F Albuquerque, NM 87107	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	26,304	26,102	26,304
		Common Stock (170,963 shares)		2,087	8,130

				28,189	34,434

SYNEO, LLC 3601 Galaznik Rd Angleton, TX 77515	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	2,700	2,678	2,678
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,415	1,415

				4,093	4,093

Tin Roof Acquisition Company 1516 Demonbreun Street Nashville, TN 37203	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	14,100	13,873	13,873
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,297	2,297

				16,170	16,170

Subtotal Affiliate Investments				$267,123	$279,986

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Non-Control/Non-Affiliate Investments(7)

Allflex Holdings III, Inc.(11) 2805 East 14th Street Dallas, TX 75261	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	$10,150	$10,079	$10,188

AM General, LLC(11) 105 N. Niles Ave. South Bend, IN 46634	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,256	2,211	2,087

AM3 Pinnacle Corporation(10) 900 Commerce Dr., Ste. 200 Oak Brook, IL 60523	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	21,002	20,870	20,870
		Common Stock (60,240 shares)		2,000	—

				22,870	20,870

AmeriTech College, LLC 12257 Business Park Dr, Ste. 108 Draper, UT 84020	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	685	685	685
		10% Secured Debt (Maturity—January 31, 2020)	4,235	4,235	3,700

				4,920	4,385

AMF Bowling Centers, Inc.(11) 222 W 44th Street New York, NY 10036	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	7,971	7,855	7,938

Anchor Hocking, LLC(11) 519 N. Pierce Avenue Lancaster, OH 43130	Household Products Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75% / 1.75% PIK, Current Coupon Plus PIK 9.50%, Secured Debt (Maturity—May 21, 2020)(9)	10,964	10,892	5,852

AP Gaming I, LLC(10) 6680 Amelia Earhart Court Las Vegas, NV 89119	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,913	6,733	6,910

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Applied Products, Inc.(10) 6035 Baker Road Minnetonka, MN 55345	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	6,161	6,098	6,098

Aptean, Inc.(11) 1155 Perimeter Center West, Suite 700 Atlanta, GA 30338	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	7,688	7,619	7,553

Arcus Hunting, LLC(10) 10157 Industrial Drive Northeast Covington, GA 30014	Deer Lures, Attractants and Scent Elimination Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 13, 2019)(9)	9,094	8,964	8,964

Artel, LLC(11) 1983 Preston White Drive Reston, VA 20191	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	7,988	7,844	7,668

ATS Workholding, Inc.(10) 30222 Esperanza Rancho Santa Margarita, CA 92688	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	6,563	6,513	6,513

Beers Enterprises, Inc.(10) 683 Main Street, Suite A-2 Osterville, MA 02655	Provider of Broadcast Video Transport Services
		Prime Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 19, 2019)(9)	6,484	6,434	6,484

Berry Aviation, Inc.(10) 1807 Airport Drive San Marcos, TX 78666	Charter Airline Services
		12.00% Current / 1.75% PIK Secured Debt (Maturity—January 20, 2020)	6,000	5,942	5,942
		Common Stock (553 shares)		400	400

				6,342	6,342

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Bioventus, LLC(10) 4721 Emperor Boulevard, Suite 100 Durham, NC 27703	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,907	5,000

Blackbrush Oil and Gas, LP(11) 18615 Tuscany Stone #300 San Antonio, TX 78258	Oil & Gas Exploration
		LIBOR Plus 6.50%, (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,972	3,250

Blackhawk Specialty Tools, LLC(11) 11936 Brittmoore Park Drive Houston, TX 77041	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,141	6,109	5,972

Blue Bird Body Company(11) 402 Blue Bird Blvd Fort Valley, GA 31030	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,356	11,204	11,370

Bluestem Brands, Inc.(11) 6509 Flying Cloud Dr. Eden Prairie, MN 55344	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	7,500	7,229	7,523

Brainworks Software, LLC(10) 100 South Main Street Sayville, NY 11782	Advertising Sales and Production and Newspaper Circulation Software
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,447	6,370	6,370

Brasa Holdings, Inc.(11) 14881 Quorum Drive, Suite 750 Dallas, TX 75254	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,130	2,148

Brundage-Bone Concrete Pumping, Inc.(11) 6461 Downing St Denver, CO 80229	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,588

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Calloway Laboratories, Inc.(10) 34 Commerce Way Woburn, MA 01801	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2015)(14)	7,287	7,238	2,948
		Warrants (125,000 equivalent shares)		17	—

				7,255	2,948

Cengage Learning Acquisitions, Inc.(11) 20 Channel Center Street Boston, MA 02210	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	9,965	9,878	10,019

CGSC of Delaware Holdings Corp.(11)(13) 52 Leadenhall Street London, UK EC31 WEB	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,976	1,740

Charlotte Russe, Inc.(11) 575 Florida Street San Francisco, CA 94010	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	8,925	8,803	8,742

CHI Overhead Doors, Inc.(11) 1485 Sunrise Dr. Arthur IL, 61911	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,469	2,503

CJ Holding Co.(11) 3990 Rogerdale Houston, TX 77042	Oil & Gas Equipment & Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—March 24, 2020)(9)	2,000	1,720	1,793

Clarius ASIG, LLC(10) 311 N Robertson Blvd Beverly Hills, CA 90211	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—September 14, 2014)(17)	2,805	2,758	2,805

Clarius BIGS, LLC(10) 311 N Robertson Blvd Beverly Hills, CA 90211	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	4,400	4,321	1,848

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Compact Power Equipment, Inc. P. O. Box 40 Fort Mill, SC 29716	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,086	4,100
		Series A Preferred Stock (4,298,435 shares)(8)		1,079	2,930

				5,165	7,030

Compuware Corporation(11) One Campus Martius Detroit, MI 48226	Provider of Software and Supporting Services
		LIBOR Plus 5.25%, (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—December 15, 2019)(9)	15,000	14,593	14,681

Covenant Surgical Partners, Inc.(11) 401 Commerce Street, STE 600 Nashville, TN 37219	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	2,000	2,000	2,010

CRGT, Inc.(11) 11921 Freedom Drive, Suite 1000 Reston, VA 20190	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	11,925	11,678	11,716

CST Industries(11) 9701 Renner, Suite 150 Lenexa, KS 66219	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	6,954	6,902	6,884

Darr Equipment, LP(10) 350 Bank Street Southlake, TX 76092	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,393	19,799	19,799
		Warrants (915,734 equivalent units)		474	474

				20,273	20,273

Digital River, Inc.(11) 10380 Bren Road West Minnetonka, MN 55343	Provider of Outsourced e-Commerce
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 12, 2021)(9)	12,000	11,813	11,910

Digity Media, LLC(11) 701 Northpoint Parkway, Ste. 500 West Palm Beach, FL 33407	Radio Station Operator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—February 8, 2019)(9)	7,359	7,292	7,304

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Drilling Info, Inc. 2600 Via Fortuna, Fifth Floor Austin, TX 78746	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920

ECP-PF Holdings Group, Inc.(10) 400 Boston Post Rd Orange, CT 06477	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,572	5,572

EnCap Energy Fund Investments(12)(13) 1100 Louisiana Street, Suite 4900 Houston, TX 77002	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,595	3,256
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.1%)(8)		2,110	1,874
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		2,323	2,146
		LP Interests (EnCap Flatrock Midstream Fund X, L.P.) (Fully diluted 0.3%)		478	478
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)(8)		5,193	5,491
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.2%)		258	258

				13,957	13,503

Energy and Exploration Partners, LLC(11) 100 Throckmorton St, Suite 1700 Fort Worth, TX 76102	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,461	9,075	7,872

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11) 107 Northeastern Blvd. Nashua, NH 03062	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	7,000	6,824	6,619

Extreme Reach, Inc.(11) 75 2nd Avenue, Suite 720 Needham, MA 02494	Integrated TV and Video Advertising Platform
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—February 7, 2020)(9)	12,511	12,497	12,636

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
FC Operating, LLC(10) 5300 Patterson SE Grand Rapids, MI 49533	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)(14)(18)	5,400	5,335	3,223

Flavors Holdings, Inc.(11) 300 Jefferson St. Camden, NJ 08104	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 3, 2020)(9)	11,786	11,395	11,448

Fram Group Holdings, Inc.(11) 39 Old Ridgebury Rd Danbury, CT 06610	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	5,745	5,739	5,743
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	685

				6,437	6,428

GI KBS Merger Sub, LLC(11) 3605 Ocean Ranch Blvd. Oceanside, CA 92056	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2021)(9)	2,993	2,985	2,985
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	785	800

				3,770	3,785

Grace Hill, LLC(10) 3633 Wheeler Road, Suite 230 Augusta, GA 30909	Online Training Tools for the Multi-Family Housing Industry
		Prime Plus 5.25% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—August 15, 2019)(9)	9,522	9,417	9,522

Great Circle Family Foods, LLC(10) 4760 E. Los Coyotes Diagonal Long Beach, CA 90815	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 28, 2019)(9)	8,000	7,921	7,921

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Grupo Hima San Pablo, Inc.(11) P.O. Box 4980 Caguas, Puerto Rico 00726	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,900	4,838	4,758
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,929	1,926

				6,767	6,684

GST Autoleather, Inc.(11) 20 Oak Hollow Dr Suite 300 Southfield, MI 48033	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,950	9,861	9,850

Guitar Center, Inc.(11) 5795 Lindero Canyon Road Westlake Village, CA 91362	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	9,000	8,541	7,852

Halcon Resources Corporation(11)(13) 1000 Louisiana St Houston, TX 77002	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,349	4,882

Hostway Corporation(11) 100 N Riverside, Suite 800 Chicago, IL 60606	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	11,750	11,656	11,632
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 11, 2020)(9)	5,000	4,921	4,950

				16,577	16,582

Hunter Defense Technologies, Inc.(11) 30500 Aurora Road, Suite 100 Solon, OH 44139	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,875	9,787	9,900

ICON Health & Fitness, Inc.(11) 1500 South 1000 West Logan, UT 84321	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	6,956	6,866	6,869

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
iEnergizer Limited(11)(13) Mont Crevelt House, Bulwer Avenue St Sampson, Guernsey GY2 4LH	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	9,735	9,621	9,005

Infinity Acquisition Finance Corp.(11) 1359 Broadway, 2nd Floor New York, NY 10018	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,740

Indivior Finance, LLC(11) 10710 Midlothian Turnpike, Suite 430 Richmond, VA 23235	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 19, 2019)(9)	7,406	6,968	7,036

Inn of the Mountain Gods Resort and Casino(11) 287 Carrizo Canyon Road Mescalero, NM 88340	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,692	3,591

Insurance Technologies, LLC(10) Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903	Illustration and Sales-automation platforms
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—December 1, 2019)(9)	5,000	4,946	4,946

iQor US, Inc.(11) 335 Maddison Avenue, 27th Floor New York, NY 10017	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,962	9,771	9,489

Jackson Hewitt Tax Services, Inc.(11) 3 Sylvan Way, Suite 301 Parsippany, NJ 07054	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,107	4,012	4,107

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Joerns Healthcare, LLC(11) 2430 Whitehall Park Drive, Suite 100 Charlotte, NC 28273	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	11,915	11,799	11,821

John Deere Landscapes, LLC(10) 1060 Windward Ridge Parkway, Suite 170 Alpharetta, GA 30005	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,552	8,189	8,189

Kadmon Pharmaceuticals, LLC(10) 450 East 29th Street New York, NY 10016	Biopharmaceutical Company with a Hepatology Focus
		9.75% Secured Debt (Maturity—December 17, 2016)	5,000	5,000	5,000

Keypoint Government Solutions, Inc.(11) 115 East 57th Street New York, NY 10022	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	7,007	6,955	6,972

Lansing Trade Group, LLC(11) 10975 Benson Dr, Suite 400 Overland Park, KS 66210	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,955

Larchmont Resources, LLC(11) 301 NW 63rd Street Oklahoma City, OK 73116	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,878	6,827	6,281

LKCM Distribution Holdings, LP 12610 W. Airport Blvd. #100 Sugar Land, TX 77478	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,417	16,285	16,417

LKCM Headwater Investments I, LP(12)(13) 301 Commerce Street, Suite 1600 Fort Worth, TX 76102	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	6,117

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
MAH Merger Corporation(11) 612 North Orange Ave, #C6 Jupiter, FL 33458	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	4,802	4,763	4,814

MediMedia USA, Inc.(11) 780 Township Line Road Yardley, PA 19067	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,272	5,201	5,233

Messenger, LLC(10) 318 East 7th Street Auburn, IN 46706	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 5, 2019)(9)	13,097	12,982	12,982

Milk Specialties Company(11) 7500 Flying Cloud Drive, Suite 500 Eden Prairie, MN 55344	Processor of Nutrition Products
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—November 9, 2018)(9)	7,180	7,145	7,234

Minute Key, Inc. 4760 Walnut Street, Suite 105 Boulder, CO 80301	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	4,844	4,800	4,800

Miramax Film NY, LLC(11) 1601 Cloverfield Blvd., Suite 2000 Santa Monica, CA 90404	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		815	815

Modern VideoFilm, Inc.(10) 2300 W Empire Ave Burbank, CA 91504	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)(14)	6,302	6,125	2,035
		Warrants (1,833 equivalent shares)		151	—

				6,276	2,035

Mood Media Corporation(11)(13) 1703 W 5th St., Ste. 600 Austin, TX 78703	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	13,410	13,268	13,326

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
MP Assets Corporation(11) 596 Industrial Park Rd. Piney Flats, TN 37686	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,350	4,314	4,344

New Media Holdings II, LLC(11)(13) 1345 Avenue of the Americas New York, NY 10105	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,888	14,623	14,757

Nice-Pak Products, Inc.(11) Two Nice-Pak Park Orangeburg, NY 10962-1376	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—June 18, 2015)(9)	12,541	12,529	12,352

North American Lifting Holdings, Inc.(11) 925 South Loop West Houston, TX 77054	Construction & Farm Machinery & Heavy Trucks
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—November 27, 2020)(9)	997	917	968

North Atlantic Trading Company, Inc.(11) 5201 Interchange Way Louisville, KY 40229	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	10,719	10,632	10,605

Novitex Intermediate, LLC(11) 1 Elmcroft Road Stamford, CT 06926	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	5,970	5,916	5,686

Ospemifene Royalty Sub, LLC (QuatRx)(10) 777 East Eisenhower Parkway, Suite 100 Ann Arbor, MI 48108	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Panolam Industries International, Inc.(11) 20 Progress Drive Shelton, CT 06484	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	9,896	9,833	9,846

Paris Presents Incorporated(11)(13) 3800 Swanson Ct. Gurnee, IL 60031	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 31, 2021)(9)	2,000	1,961	2,000

Parq Holdings Limited Partnership(11)(13) 595 Burrard Street, Suite 700 Vancouver, British Columbia V7X1S8	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	6,226	6,082	6,263

Permian Holdings, Inc.(11) 2701 W. Interstate 20 Odessa, TX 76760	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,733	1,515

Pernix Therapeutics Holdings, Inc.(10)(13) 10 North Park Place, Suite 201 Morristown, NJ 07960	Pharmaceutical Royalty—Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	4,000	4,000	4,000

PeroxyChem, LLC(11) 1735 Market Street Philadelphia, PA 19103	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,910	8,758	8,943

Philadelphia Energy Solutions Refining and Marketing, LLC(11) 1735 Market Street Philadelphia, PA 19103	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,940	2,912	2,820

Pike Corporation(11) 100 Pike Way Mount Airy, NC 27030	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,636	14,925

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Polyconcept Financial B.V.(11) 400 Hunt Valley Road New Kensington, PA 15068	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	4,314	4,301	4,303

Primesight Limited(10)(13) The Met Building 22 Percy Street London, UK WIT 2BU	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,663	8,608	7,724

PT Network, LLC(10) 1550 Madruga Avenue, Suite 514 Coral Gables, FL 33146	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	11,916	11,806	11,806

QBS Parent, Inc.(11) 811 Main Street, Suite 2000 Houston, TX 77002	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	9,975	9,883	9,800

RCHP, Inc.(11) 103 Continental Place, Ste. 200 Brentwood, TN 37027	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,947	4,055

Recorded Books, Inc.(11) 270 Skipjack Road Prince Frederick, MD 20678	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2020)(9)	11,875	11,775	11,786

Relativity Media, LLC(10) 9242 Beverly Boulevard, Suite 300 Beverly Hills, CA 902010	Full-Scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 30, 2015)	5,787	5,781	5,801
		15% PIK Secured Debt (Maturity—May 30, 2015)	7,691	7,665	7,730
		Class A Units (260,194 units)		292	1,149

				13,738	14,680

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Renaissance Learning, Inc.(11) 2911 Peach Street, PO Box 8036 Wisconsin Rapids, WI 54495	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,973	2,925

RGL Reservoir Operations, Inc.(11)(13) 734 7th Avenue SW Suite 1600 Calgary, Alberta T2P 3P8	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,980	3,870	3,017

RLJ Entertainment, Inc.(10) 8515 Georgia Avenue, Suite 650 Silversprings, MD 20910	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	11,299	11,245	11,245

SAExploration, Inc.(10)(13) 3333 8th Street SE, 3rd Floor Calgary, AB, T2G 3A4	Geophysical Services Provider
		Common Stock (6,472 shares)(8)		65	27

Sage Automotive Interiors, Inc.(11) 3 Research Dr, Suite 300 Greenville, SC 29607	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,972	3,000

Sagittarius Restaurants, LLC (d/b/a Del Taco)(11) 255221 Commercentre Dr., #200 Lake Forest, CA 92630	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,591	4,573	4,576

SCE Partners, LLC(10) 3883 Howard Hughes Parkway, Suite 800 Las Vegas, NV 86169	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,481	7,423	7,519

Sotera Defense Solutions, Inc.(11) 2121 Cooperative Way, Suite 400 Henderson, VA 20171	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,946	10,568	9,742

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Stardust Finance Holdings, Inc.(11) 300 East John Carpenter Freeway Irving, TX 75062	Manufacturer of Diversified Building Products
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—March 13, 2022)(9)	12,500	12,315	12,500

Subsea Global Solutions, LLC(10) 2994 North Miami Avenue Miami, FL 33127	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	4,571	4,512	4,512

Symphony Teleca Services, Inc.(11) 636 Ellis Street Mountain View, CA 94043	Outsourced Product Development
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2019)(9)	14,000	13,876	13,930

Synagro Infrastructure Company, Inc.(11) 435 Williams Court, Suite 100 Baltimore, MD 21220	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	4,714	4,638	4,572

Targus Group International(11) 1211 North Miller Street Anaheim, CA 92806	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,236	4,245	3,431

TeleGuam Holdings, LLC(11) 624 North Marine Corps Drive Tamuning, Guam 96913	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,813	6,796	6,796
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,481	2,500

				9,277	9,296

Templar Energy LLC(11) 4727 Gaillardia Parkway Oklahoma City, OK 73142	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,947	3,424

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
The Tennis Channel, Inc.(10) 2850 Ocean Park Blvd., Ste. 150 Santa Monica, CA 90405	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301

The Topps Company, Inc.(11) 1 Whitehall St. New York, NY 10004	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,975	1,961	1,953

Therakos, Inc.(11) 1001 US Route 202 Raritan, NJ 08869-0606	Immune System Disease Treatment
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,193	6,247

TOMS Shoes, LLC(11) 5404 Jandy Place Los Angeles, CA 90066	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	5,000	4,527	4,644

Travel Leaders Group, LLC(11) 119 West 40th Street, 14th Floor New York, NY 10018	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,281	12,151	12,312

UniTek Global Services, Inc.(11) 1777 Sentry Parkway West Gwynedd Hall, Suite 202 Blue Bell, PA 19422	Provider of Outsourced Infrastructure Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—January 13, 2019)(9)	1,513	1,513	1,513
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—January 13, 2019)(9)	2,826	2,826	2,826
		15% PIK Unsecured Debt (Maturity—July 13, 2019)	574	574	574
		Common Stock (705,054 shares)		4,935	4,935

				9,848	9,848

Universal Fiber Systems, LLC(10) 14401 Industrial Park Road Bristol, VA 24202	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,062	5,052	5,011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Universal Wellhead Services Holdings, LLC(10) 5729 Leopard St. Bldg 9 Corpus Christi, TX 78408	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units (4,000,000 units)(8)		4,000	4,000

US Joiner Holding Company(11) 5690 Three Noched Rd, Suite 200 Crozet, VA 22932	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,425	7,393	7,407

Vantage Oncology, LLC(11) 1500 Rosecrans Avenue, Suite 400 Manhattan Beach, CA 90266	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 5, 2017)	11,050	10,898	10,664

Virtex Enterprises, LP(10) 12234A N Interstate Highway 35 Austin, TX 78753	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,488	1,489
		Preferred Class A Units (14 units; 5% cumulative)(8)		333	333
		Warrants (11 equivalent units)		186	186

				2,007	2,008

Vision Solutions, Inc.(11) 15300 Barranca Parkway Irvine, CA 92618	Provider of Information Availability Software
		LIBOR Plus 4.50% (Floor 1.50%), Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	3,413	3,405	3,405
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,959	5,012

				8,364	8,417
Volusion, LLC 1835 Kramer Lane #100 Austin, TX 78758	Provider of Online Software-as-a-Service eCommerce Solutions
		10.5% Secured Debt (Maturity—January 26, 2020)	17,500	16,024	16,025
		Warrants (950,618 equivalent units)		1,400	1,400
		Preferred Member Units (4,876,670 units)		14,000	14,000

				31,424	31,425

Western Dental Services, Inc.(11) 530 S Main St #600 Orange, CA 92868	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,395	5,391	4,965

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value
			(dollars in thousands)
Wilton Brands, LLC(11) 2240 W. 75th St. Woodridge, IL 60517	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,725	1,703	1,657

Worley Claims Services, LLC(10) 303 Timber Creek Hammond, LA 70403	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,484	6,423	6,517

Zilliant Incorporated 3815 S. Capital of Texas Hwy #300 Austin, TX 78704	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)		154	211
		Warrants (952,500 equivalent shares)		1,071	1,071

				1,225	1,282
Subtotal Non-Control/Non-Affiliate				$983,942	$968,009

Total Portfolio Investments, March 31, 2015				$1,600,831	$1,737,323

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C to our unaudited financial statements included elsewhere herein for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B to our unaudited financial statements included elsewhere herein for a summary of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B to our unaudited financial statements included elsewhere herein for a summary of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B to our unaudited financial statements included elsewhere herein for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of six members, five of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2015 Annual Meeting of Stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of March 6, 2015. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	48	2007	2015
Joseph E. Canon	72	2007	2015
Arthur L. French	74	2007	2015
J. Kevin Griffin	43	2011	2015
John E. Jackson	56	2013	2015

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	58	2007	2015

  Executive Officers

        Our executive officers serve at the discretion of our Board of Directors. The following persons serve as our executive officers or significant employees in the following capacities (information as of March 6, 2015):

Name	Age	Position(s) Held
Vincent D. Foster*†	58	Chairman of the Board, President and Chief Executive Officer
Dwayne L. Hyzak*	42	Chief Operating Officer and Senior Managing Director
Curtis L. Hartman*†	42	Chief Credit Officer and Senior Managing Director
David L. Magdol*	44	Chief Investment Officer and Senior Managing Director
Rodger A. Stout†	63	Executive Vice President
Jason B. Beauvais	39	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Brent D. Smith	39	Chief Financial Officer and Treasurer
Nicholas T. Meserve	35	Managing Director
Travis L. Haley	34	Managing Director
Shannon D. Martin	45	Vice President, Chief Accounting Officer and Assistant Treasurer

*
Member of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process with respect to our lower middle market portfolio investments, including approval of such investments.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our middle market portfolio investments, including approval of such investments.

        The address for each executive officer and significant employee is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the Chief Executive Officer of TNT Crane& Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Joseph E. Canon, since 1982, Mr. Canon has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. Since 2008, he has also been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Kickapoo Springs Foundation and The Legett Foundation, two private family foundations located in Abilene, Texas. Mr. Canon has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. From 1974 to 1982, he served as Executive Vice President and Trust Officer of First National Bank of Abilene. Mr. Canon served until April 2014 on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ: FFIN), a $3.5 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also served until April 2014 on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of a forty plus year career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non-executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group, LLC, the alternative investment vehicle for Luther King Capital Management headquartered in Ft. Worth, Texas ("LKCM"). In addition, he serves as non-executive Chairman of Relevant Solutions Inc. (previously LKCM Distribution Holdings LP), an LKCM portfolio company which provides industrial instrumentation and controls, air compressor products and systems, heat transfer and filter systems and related maintenance services to chemical, petrochemical, oil and gas and power generation customers in Texas, Oklahoma and Louisiana as well as other key markets in the central and western United States. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain, Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his 23-year career at Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        J. Kevin Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 14 hospitals and a medical group consisting of approximately 1,300 physicians in 355 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in

Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

        John E. Jackson is the President and Chief Executive Officer of Spartan Energy Partners, LP, a gas gathering, treating and processing company. He has also been a director of Seitel, Inc., a privately owned provider of onshore seismic data to the oil and gas industry in North America, since August 2007, and CONE Midstream Partners, LP (NYSE: CNNX), a master limited partnership that owns and operates natural gas gathering and other midstream energy assets in the Marcellus Shale in Pennsylvania and West Virginia, since January 2015. Mr. Jackson was Chairman, Chief Executive Officer and President of Price Gregory Services, Inc., a pipeline-related infrastructure service provider in North America, from February 2008 until its sale in October of 2009. He served as a director of Hanover Compressor Company ("Hanover"), now known as Exterran Holdings, Inc. (NYSE: EXH), from July 2004 until May 2010. Mr. Jackson also served as Hanover's President and Chief Executive Officer from October 2004 to August 2007 and as Chief Financial Officer from January 2002 to October 2004. He also serves on the board of several non-profit organizations. We believe Mr. Jackson's qualifications to serve on our Board of Directors include his extensive background in executive and director roles of public and private companies.

  Interested Directors

        Vincent D. Foster has served as the Chairman of our Board of Directors and as our Chief Executive Officer since 2007 and as our President since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and a director of Team, Inc. (NYSE: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010, Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011 and HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, from 2012 until February 2013. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a C.P.A., had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as President and Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

  Non-Director Executive Officers

        Dwayne L. Hyzak has served as our Chief Operating Officer and Senior Managing Director since November 2014. Mr. Hyzak also serves as a member of our investment committee. Previously, he served as our Chief Financial Officer and Senior Managing Director from 2011 and in other executive positions at Main Street since 2007. From 2002, Mr. Hyzak has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen in its Transaction Advisory Services group.

        Curtis L. Hartman has served as our Chief Credit Officer and Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee and a member of our investment committee. Previously, he served as one of our Senior Vice Presidents and in other executive positions at Main Street since 2007. From 2000, Mr. Hartman has also served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Hartman also serves on the Board of Directors of HMS Income Fund, Inc., a non-publicly traded business development company of which MSC Adviser I, LLC, a wholly owned subsidiary of Main Street, acts as the investment sub-adviser, since 2013. From 1999 to 2000, Mr. Hartman was an investment professional for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as Director of Corporate Development. Prior to joining Sterling City Capital, Mr. Hartman was a Manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a Senior Auditor by Deloitte & Touche LLP.

        David L. Magdol has served as our Chief Investment Officer and Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee. Previously, he served as one of our Senior Vice Presidents and in other executive positions at Main Street since 2007. From 2002, Mr. Magdol has served as a Senior Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Rodger A. Stout has served as our Executive Vice President since 2012 and is also a member of our credit committee. Previously, Mr. Stout served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer and in other executive positions at Main Street since 2007. From 2006, Mr. Stout has served as Executive Vice President and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15 year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Jason B. Beauvais has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since 2012. Previously, Mr. Beauvais served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as General Counsel and in other executive positions of several of our subsidiary funds and entities, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2006 through 2008, Mr. Beauvais was an attorney with Occidental Petroleum Corporation (NYSE: OXY), an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Brent D. Smith has served as our Chief Financial Officer and Treasurer since November 2014 and previously as our Senior Vice President—Finance since August 2014. Mr. Smith previously served as the Executive Vice-President, Chief Financial Officer and Treasurer of Cal Dive International, Inc. from 2010 through June 2014 and in various finance and accounting roles at Cal Dive from 2005 through 2010. On March 3 2015, Cal Dive and certain of its subsidiaries, excluding its foreign subsidiaries, filed for voluntary protection under Chapter 11 of the Bankruptcy Code. Prior to joining Cal Dive, Mr. Smith was a manager with FTI Consulting (NYSE:FCN). Prior to that, Mr. Smith was employed as a senior auditor at Arthur Andersen LLP.

        Nicholas T. Meserve has served as a Managing Director on our middle market investment team since 2012. Previously, from 2004 until 2012, Mr. Meserve worked at Highland Capital Management, LP, a large alternative credit manager, and certain of its affiliates, where he managed a portfolio of senior loans and high yield bonds across a diverse set of industries. Prior to Highland, he was a Credit Analyst at JP Morgan Chase & Co.

        Travis L. Haley has served as Managing Director on our lower middle market team since 2013 and has been with the firm in Associate to Director roles since 2007. Prior to joining Main Street, Mr. Haley was a senior consultant in the Transaction Advisory Services group at Ernst & Young, performing financial due diligence for both strategic and financial buyers and sellers. Before joining the Transaction Advisory Services group, Mr. Haley served as an auditor with Ernst & Young. Mr. Haley is a CPA and began his career with Nueces Marketing Partners, a private investment group.

        Shannon D. Martin has served as our Vice President, Chief Accounting Officer and Assistant Treasurer since 2012. From 2006 to 2012, Mr. Martin worked as an independent consultant and performed financial advisory services for several clients, including functioning as acting Chief Accounting Officer from 2008 to 2011 for EquaTerra, Inc. From 1999 to 2006, Mr. Martin was a director of accounting integration and audit with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he focused on the development of integrated accounting, business and information system processes and the company's acquisition and integration strategies. From 1992 to 1999, Mr. Martin worked at Arthur Andersen as a manager in the Commercial Services group.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056:

  Audit Committee Charter
  Nominating and Corporate Governance Committee Charter
  Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors currently consists of six members, five of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

  Michael Appling Jr.
  Joseph E. Canon
  Arthur L. French
  J. Kevin Griffin
  John E. Jackson

        Our Board of Directors considered certain portfolio investments and other transactions in which our independent directors may have had a direct or indirect interest, including the transactions, if any, described under the heading "Certain Relationships and Related Party Transactions" in evaluating each director's independence under the 1940 Act and applicable listing standards of the New York Stock Exchange, and the Board of Directors determined that no such transaction would impact the ability of any director to exercise independent judgment or impair his independence.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our President and Chief Executive Officer and as the Chairman of our Board of Directors. As our President and Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's President and Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies and debt investments in middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the President and Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman, President and Chief Executive Officer promotes strategy development and execution while facilitating effective, timely communication between management and the Board. At the present time, the independent directors feel that the combined Chairman, President and Chief Executive Officer responsibility is optimum for effective corporate governance.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman, President and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., 8th Floor, Houston, Texas 77056.

        A key responsibility of the Board is to oversee the development of corporate plans and hold management accountable for the execution of major strategies. The Board believes the combined role of Chairman, President and Chief Executive Officer, together with the role of the Lead Independent Director, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met five times and acted by unanimous written consent seventeen times during 2014. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2014, and five directors attended the 2014 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	☒		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French		Chair
J. Kevin Griffin	Chair		☒
John E. Jackson	☒	☒

        Audit Committee.    During the year ended December 31, 2014, the Audit Committee met four times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our investments. Our Board of Directors has determined that each of Messrs. Appling, Canon, Griffin and Jackson is an "Audit Committee financial expert" as defined by the Securities and Exchange Commission, or the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2014, the Compensation Committee met four times and acted by unanimous written consent twice. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The Compensation Committee has the authority to engage the services of outside advisers, experts and others as it deems necessary to assist the committee in connection with its responsibilities. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee director does not vote with respect to his compensation.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2014, the Nominating and Corporate Governance Committee met four times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2014, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Party Transactions," except as disclosed therein. No interlocking relationship, as defined by the rules adopted by the SEC, existed during the year ended December 31, 2014 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of our Board of Directors and any committee thereof; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee thereof; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse experience and viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this prospectus were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee	Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.
Compensation Committee	Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.
Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2014 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Arthur L. French	$180,000	$30,016	$210,016
Michael Appling Jr.	145,000	30,016	175,016
Joseph E. Canon	155,000	30,016	185,016
J. Kevin Griffin	160,000	30,016	190,016
John E. Jackson	145,000	30,016	175,016

(1)
The following non-employee directors elected to defer a portion of their 2014 annual cash retainers in the form of phantom stock units under the Deferred Compensation Plan for Non-Employee Directors (the "Non-Employee Deferred Compensation Plan"):

Name	2014 Cash Deferred	Phantom Stock Units Credited for 2014 Deferral	Total Phantom Stock Units at December 31, 2014
Arthur L. French	$50,000	1,602.56	3,759.96
Michael Appling Jr.	50,000	1,602.56	3,759.96
Joseph E. Canon	75,000	2,403.85	4,602.34
J. Kevin Griffin	50,000	1,602.56	4,797.55
John E. Jackson	50,000	1,602.56	3,489.28

(2)
Each of Messrs. French, Appling, Canon, Griffin and Jackson received an award of 955 restricted shares on May 29, 2014 under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on May 4, 2015, the day of the Annual Meeting since the prior day is not a business day, provided that the grantee has been in continuous service as a member of the Board through such date. These amounts represent the grant date fair value of the 2014 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of Messrs. French, Appling, Canon, Griffin and Jackson had 955 unvested shares of restricted stock outstanding as of December 31, 2014. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

        The compensation for non-employee directors for 2014 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $135,000, and an additional $30,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees and members of the Audit Committee receive additional annual retainers as follows:

  •
  the chair of the Audit Committee: $25,000;

  •
  members of the Audit Committee: $10,000;

  •
  the chair of the Compensation Committee: $15,000; and

  •
  the chair of the Nominating and Corporate Governance Committee: $10,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director receives a number of shares equivalent to $30,000 based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which our shares are then listed) on the date of grant. These shares are subject to forfeiture provisions that will lapse as to an entire award at the end of the one-year term.

        The Non-Employee Deferred Compensation Plan, adopted in 2013, allows each non-employee director, at his option, to defer all or a portion of the cash fees paid for his services as a director until his exit from the Board of Directors. A director's plan account is credited with phantom Main Street stock units with a total value equal to the amount of cash fees deferred and with hypothetical dividends paid on such phantom stock units by crediting additional phantom stock units to the account. The non-employee director will be distributed actual Main Street common shares for the number of phantom stock units in his deferred account within 90 days following the termination of his service as a director.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Control Persons and Principal Stockholders".

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2014 compensation of Main Street's Named Executive Officers, or NEOs, for 2014, who were:

  •
  Vincent D. Foster, Chairman, President and Chief Executive Officer;

  •
  Dwayne L. Hyzak, Chief Operating Officer and Senior Managing Director;

  •
  Curtis L. Hartman, Chief Credit Officer and Senior Managing Director;

  •
  David L. Magdol, Chief Investment Officer and Senior Managing Director;

  •
  Jason B. Beauvais, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary; and

  •
  Brent D. Smith, Chief Financial Officer and Treasurer.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the Company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

  •
  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

  •
  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing public and non-public information for executives at comparable companies and funds. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Independent Compensation Consultant

        The Compensation Committee has engaged Deloitte Consulting LLP ("Deloitte") as an independent compensation consultant to assist the Committee and provide advice on a variety of compensation matters relating to NEO and non-executive director compensation, incentive compensation plans and compensation trends, regulatory matters and compensation planning best practices. The compensation consultant was hired by and reports directly to the Compensation Committee. Although the compensation consultant may work directly with management on behalf of the Compensation Committee, any such work is under the control and supervision of the Compensation Committee. The total amount of fees paid or to be paid to Deloitte for compensation consulting services during fiscal 2014 was approximately $55,201.

        During fiscal 2014, the Company's management also retained Deloitte and its affiliates to provide certain other services to the Company. These other services included (i) tax services and other tax-related services and (ii) portfolio valuation consulting services. The total amount paid or to be paid for such services (excluding the services as consultant to the Compensation Committee as discussed above) to Deloitte and its affiliates during fiscal 2014 was approximately $562,152. Deloitte was engaged directly by management to provide these other services and, accordingly, Deloitte's engagement for these other services was not formally approved by the Board of Directors or by the Compensation Committee. The Compensation Committee believes that, given their nature and scope, these additional services did not raise a conflict of interest and did not impair Deloitte's ability to provide independent advice to the Compensation Committee concerning executive compensation matters. In making this determination, the Compensation Committee considered, among other things, the following factors when selecting Deloitte to provide compensation consulting services: (i) the types of non-compensation services provided by Deloitte, (ii) the amount of fees for such non-compensation services, noting in particular that such fees are negligible when considered in the context of Deloitte's total revenues for the period, (iii) Deloitte's policies and procedures concerning conflicts of interest, (iv) Deloitte's representatives who advise the Compensation Committee do not provide any non-compensation related services to the Company, (v) there are no other business or personal relationships between the Company's management or members of the Compensation Committee, on the one hand, and any Deloitte representatives who provide compensation consulting services to the Company, on the other hand, and (vi) neither Deloitte nor any of the Deloitte representatives who provide compensation services to the Company own any common stock or other securities of the Company.

Assessment of Market Data

        In assessing the competitiveness of executive compensation levels, the Compensation Committee analyzes market data of certain companies, including internally managed business development companies, or BDCs, private equity firms and other asset management and financial services companies. This analysis focuses on key elements of compensation practices in general, and more specifically, the compensation practices at companies and funds reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope as compared to the Company.

        As regards to other internally managed BDCs like Main Street, the Compensation Committee considers the compensation practices and policies pertaining to executive officers as detailed in their company's respective proxies, research analysts' reports and other publicly available information. However, there are relatively few internally managed BDCs and none of them are directly comparable to the Company in regards to business strategies, assets under management, typical investment size and type and market capitalization. Moreover, regarding the compensation and retention of executive talent, the Company also competes with private equity funds, mezzanine debt funds, hedge funds and other types of specialized investment funds. Since these are generally private companies that are not required to publicly disclose their executive compensation practices and policies, the Committee relies on third party compensation surveys as well as other available information to compare compensation practices and policies.

        Items taken into account from comparable companies and funds include, but are not necessarily limited to, base compensation, bonus compensation, stock option awards, restricted stock awards,

carried interest and other compensation. In addition to actual levels of cash and equity related compensation, the Compensation Committee also considers other approaches comparable companies are taking with regard to overall executive compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, the mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures that are established to achieve longer term total return for stockholders. Finally, in addition to analyzing comparable companies and funds, the Committee also evaluates the relative cost structure of the Company as compared to the entire BDC sector, including internally and externally managed BDCs as well as other private funds.

Assessment of Company Performance

        The Compensation Committee believes that sustained financial performance coupled with consistent stockholders' returns as well as proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. However, the Company's business plan involves taking on investment risks over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's primary strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is more focused on Main Street results as compared to its business objectives rather than the performance of Main Street relative to other comparable companies or industry metrics.

Executive Compensation Components

        For 2014, the components of Main Street's direct compensation program for NEOs included:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his or her contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer (except with respect to himself) to determine the appropriate mix of compensation for each individual. The Compensation Committee does not target a specific level of compensation relative to market practice, and only uses such data as a reference point when establishing compensation levels for NEOs. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals that are reviewed and approved by the Committee, as well as corporate objectives, are intended to motivate NEOs to remain with the Company and work to achieve expected business objectives. Stock-based compensation is awarded based on performance expectations approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional responsibilities of the position, the experience level of the individual, the Company's ability to replace the executive, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be variable from year to year. Cash bonus awards for the NEOs are determined by the Compensation Committee on a discretionary basis and based on performance criteria, particularly the company's dividend performance as well as corporate and individual performance goals and other measures established by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board of Directors and stockholders approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. The Committee's past practice has been to have restricted stock awards for NEOs vest over a four year time frame in equal increments based on continued service during the vesting period. However, beginning in 2015, the Committee plans to have restricted stock awards for all employees, including NEOs, vest over a three year time frame instead of four to be more closely aligned with comparable companies.

        Our Board of Directors has adopted the 2015 Equity and Incentive Plan and recommended that it be submitted to stockholders for their approval at the Annual Meeting. If our stockholders approve our 2015 Equity and Incentive Plan, stock-based awards granted as long-term incentive compensation to employees will be issued thereunder going forward, and no further awards would be granted under the 2008 Equity Incentive Plan. Terms of the 2015 Equity and Incentive Plan are substantially similar to the 2008 Equity Incentive Plan. Please refer to "Approval of the 2015 Equity and Incentive Plan (Item 2)" in our proxy statement for a summary of certain principal features of the 2015 Equity and Incentive Plan, and to Appendix A in our proxy statement for the actual text of the 2015 Equity and Incentive Plan.

        Options.    The Compensation Committee may also grant stock options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting based on the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the Company attaining specified performance levels. To date, the Committee has not granted stock options to any NEO.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical and dental insurance, vision care, business travel insurance and short term disability coverage as well as long term disability insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is generally a 100% match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,700 during 2014. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, provide that the Company will make additional contributions to employee 401(k) plan accounts, which would also vest immediately.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs. Moreover, the Company does not have an employment agreement in place with any NEO.

Potential Payments Upon Change in Control or Termination of Employment

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the Company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the Company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose appointment or election to the Board of Directors was approved by a vote of at least two thirds of the Continuing Directors then comprising the Board of Directors, cease to constitute at least a majority of the Board.

        In addition, our restricted stock awards provide that upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest.

        The number of shares and value of unvested restricted stock for each NEO as of December 31, 2014 that would have vested under the acceleration scenarios described above is shown under "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End." Other than the accelerated vesting of restricted stock, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986 generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. However, the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Stockholder Advisory Vote on Executive Compensation

        At our 2014 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 93% of the votes cast approving our compensation philosophy, policies and procedures and the 2013 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2014 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2014, is consistent with the overall objectives of Main Street's executive compensation program.

  Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2014, the Compensation Committee approved base salary increases for each NEO, except for Mr. Smith who joined the company in August 2014, in recognition each NEO's and the Company's performance for the year and also to more closely align each NEO's compensation with similar executive officers of comparable companies.

        The amount of annual base salary paid to each NEO for 2014 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that the salary changes and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee and are based on individual and corporate performance objectives coupled with Committee discretion as appropriate. The 2014 performance criteria used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2014 in recognition of the Company's excellent financial results, as well as each individual NEO's accomplishments and contributions to the Company's performance. Major achievements considered by the Compensation Committee included increased distributable net investment income per share, total stockholder return versus comparable companies and the market in general, increased dividends per share, increased net asset value per share, the net appreciation and growth of the investment portfolio, continuation of our low total operating cost structure in comparison to peer organizations, obtaining an investment grade rating from Standard & Poor's Ratings Services and increased assets under management and related income. The Compensation Committee did not weight these objectives and used its discretion in determining the amount allocated to each executive. In summary, the performance of individual NEOs and the management team overall was at a consistent high level resulting in very commendable financial results.

        The amount of cash bonus paid to each NEO for 2014 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2014 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2014 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. Other objectives of restricted stock awards were to assist with retention, align NEO interests with stockholders' and to provide competitive total direct compensation. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of strategic initiatives with benefits beyond the current year, development of appropriate capital structure alternatives and enhancement of the Company's reputation with key constituents.

        The amount of restricted shares granted to each NEO in 2014 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2015, which are expected to be awarded in April 2015.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes the compensation of our Named Executive Officers, or NEOs, for the fiscal year ended December 31, 2014.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total
Vincent D. Foster	2014	$536,250	$1,100,000	$1,408,761	$11,700	$3,056,711
Chairman, President and	2013	490,000	1,000,000	1,232,876	11,475	2,734,351
Chief Executive Officer	2012	470,500	1,000,000	574,688	11,250	2,056,438
Dwayne L. Hyzak	2014	$377,500	$675,000	$1,056,563	$11,700	$2,120,763
Chief Operating Officer and	2013	332,500	545,000	972,076	11,475	1,861,051
Senior Managing Director	2012	307,500	600,000	377,409	11,250	1,296,159
Curtis L. Hartman	2014	$318,750	$510,000	$603,755	$11,700	$1,444,205
Chief Credit Officer and	2013	296,250	365,000	777,645	11,475	1,450,370
Senior Managing Director	2012	282,500	425,000	304,446	11,250	1,023,196
David L. Magdol	2014	$318,750	$440,000	$905,648	$11,700	$1,676,098
Chief Investment Officer and	2013	296,250	440,000	853,526	11,475	1,601,251
Senior Managing Director	2012	282,500	425,000	304,446	11,250	1,023,196
Jason B. Beauvais	2014	$294,375	$350,000	$402,503	$11,700	$1,058,578
Senior Vice President, General Counsel,	2013	280,000	320,000	331,925	11,475	943,400
Chief Compliance Officer and Secretary
Brent D. Smith(4)	2014	$96,955	$150,000	$434,780	$4,837	$686,572
Chief Financial Officer and Treasurer

(1)
These amounts reflect annual cash bonuses earned by the NEOs based on individual and corporate performance as determined by the Compensation Committee.

(2)
These amounts represent the fair value of restricted stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(3)
These amounts reflect employer matching contributions we made to each NEO's account in our 401(k) plan.

(4)
The salary for Mr. Smith reflects salary paid to him between his start date with the Company on August 25, 2014 and December 31, 2014.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2014:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	June 20, 2014	44,751	$1,408,761
Dwayne L. Hyzak	June 20, 2014	33,563	1,056,563
Curtis L. Hartman	June 20, 2014	19,179	603,755
David L. Magdol	June 20, 2014	28,769	905,648
Jason B. Beauvais	June 20, 2014	12,786	402,503
Brent D. Smith	August 25, 2014	13,415	434,780

(1)
Restricted stock grants to NEOs under the 2008 Equity Incentive Plan through 2014 generally vest ratably over four years from the grant date, and all underlying shares are entitled to dividends and voting rights beginning on the grant date. Mr. Smith's restricted shares were granted on his date of hire and vest in one-third increments on June 20, 2015, June 20, 2016 and June 20, 2017.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2014:

	Stock Awards
Name	Number of Shares of Stock That Have Not Vested(1)		Market Value of Shares of Stock That Have Not Vested(2)
Vincent D. Foster	97,299	(3)	$2,845,023
Dwayne L. Hyzak	71,656	(4)	2,095,221
Curtis L. Hartman	50,307	(5)	1,470,977
David L. Magdol	62,015	(6)	1,813,319
Jason B. Beauvais	29,265	(7)	855,709
Brent D. Smith	13,415	(8)	392,255

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 31, 2014.

(3)
34,736 shares will vest on June 20, 2015; 28,716 shares will vest on June 20, 2016; 22,659 shares will vest on June 20, 2017; and 11,188 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
24,416 shares will vest on June 20, 2015; 21,413 shares will vest on June 20, 2016; 17,436 shares will vest on June 20, 2017; and 8,391 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
18,242 shares will vest on June 20, 2015; 15,239 shares will vest on June 20, 2016; 12,031 shares will vest on June 20, 2017; and 4,795 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
21,346 shares will vest on June 20, 2015; 18,342 shares will vest on June 20, 2016; 15,134 shares will vest on June 20, 2017; and 7,193 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
10,676 shares will vest on June 20, 2015; 9,106 shares will vest on June 20, 2016; 6,286 shares will vest on June 20, 2017; and 3,197 shares will vest on June 20, 2018, subject in each case to the NEO still being employed by us on the respective vesting date.

(8)
4,471 shares will vest on June 20, 2015; 4,472 shares will vest on June 20, 2016; and 4,472 shares will vest on June 20, 2017, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2014:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	31,032	$987,292
Dwayne L. Hyzak	20,393	648,043
Curtis L. Hartman	17,815	566,888
David L. Magdol	18,521	589,113
Jason B. Beauvais	8,849	280,471
Brent D. Smith	—	—

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy his tax withholding obligations by having the Company withhold a portion of his vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

Potential Payments Upon Change in Control or Termination of Employment

        As described in "Compensation Discussion and Analysis," our restricted stock awards to employees, including NEOs, provide that upon certain transactions involving a change in control, or upon a participant's death, disability, involuntary termination without cause or voluntary termination with good reason (each as defined in the award agreement), the unvested shares of restricted stock will fully vest. The number of shares and value of unvested restricted stock for each NEO as of December 31, 2014 that would have vested under the acceleration scenarios described above is shown under the heading "—Outstanding Equity Awards at Fiscal Year-End." Other than the accelerated vesting of restricted stock, we would not incur any other payment obligations to our NEOs in the event of a change in control or any of the aforementioned causes of termination of employment.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in "Compensation Discussion and Analysis," compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors and employees and any person controlling or under common control with us, subject to certain exceptions.

        In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain policies and procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

        In addition, our code of business conduct and ethics, which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and our interests. Our code of business conduct and ethics is available at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of March 6, 2015. Percentage of beneficial ownership is based on 45,160,465 shares of common stock outstanding as of March 6, 2015.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, 8th Floor, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	90,509	(1)	*
Joseph E. Canon	40,139	(2)	*
Arthur L. French	42,581	(3)	*
J. Kevin Griffin	12,695	(4)	*
John E. Jackson	11,151	(5)	*
Interested Directors:
Vincent D. Foster	1,513,017	(6)	3.35%
Executive Officers:
Dwayne L. Hyzak	256,918		*
Curtis L. Hartman	198,083		*
David L. Magdol	256,765		*
Rodger A. Stout	145,612	(7)	*
Jason B. Beauvais	60,832		*
Brent D. Smith	13,545		*
Shannon D. Martin	16,040		*
All Directors and Executive Officers as a Group (13 persons)	2,657,888		5.89%

*
Less than 1%

(1)
Includes 3,804 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(2)
Includes 4,656 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(3)
Includes 37,822 shares of common stock held by Flying F, LLC, which are beneficially owned by Mr. French, and 3,804 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(4)
Includes 4,853 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(5)
Includes 3,530 phantom stock units received under the Non-Employee Deferred Compensation Plan in connection with the deferral of certain director cash retainer amounts. The director has no investment or voting powers for phantom stock units held under the Non-Employee Deferred Compensation Plan.

(6)
Includes 12,638 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 3,520 shares and 3,444 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

(7)
Includes 12,500 shares of common stock pledged as collateral for a personal real estate loan.

        The Board of Directors has established stock ownership guidelines pursuant to which independent directors and the Chief Executive Officer, President, Chief Financial Officer and other NEOs are required to achieve and maintain minimum levels of stock ownership. Our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investors" section of our website.

        Our insider trading policy prohibits our directors, officers and employees from holding shares of our common stock or other securities issued by us in a margin account, hedging any such securities or pledging any such securities as collateral for a loan except in limited cases with the pre-approval of our chief compliance officer.

        The following table sets forth, as of March 6, 2015, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
J. Kevin Griffin	over $100,000
John E. Jackson	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on the closing price of our common stock on the New York Stock Exchange of $31.42 per share as of March 6, 2015.

(3)
The dollar ranges of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        Our stockholders may from time to time vote to allow us to issue common stock at a price below the net asset value (NAV) per share of our common stock. In such an approval, our stockholders may not specify a maximum discount below net asset value at which we are able to issue our common stock. In order to sell shares pursuant to such a stockholder authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

        We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        We did not seek stockholder authorization to issue common stock at a price below net asset value per share at our 2014 or 2015 Annual Meetings of Stockholders because our common stock price per share has been trading significantly above the current net asset value per share of our common stock, but we may seek such authorization at future Annual Meetings or Special Meetings of Stockholders.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79,900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our registered stockholders who hold their shares with American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, or certain brokerage firms that have elected to participate in our dividend reinvestment plan, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our registered stockholders (or stockholders holding shares through participating brokerage firms) who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each registered stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        The share requirements of our dividend reinvestment plan may be satisfied through the issuance of new shares of common stock or through open market purchases of common stock by the plan administrator. Newly-issued shares will be valued based upon the final closing price of our common stock on a valuation date determined for each dividend by our Board of Directors. Shares purchased in the open market to satisfy the dividend reinvestment plan requirements will be valued based upon the average price of the applicable shares purchased by the plan administrator, before any associated brokerage or other costs.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

 DESCRIPTION OF COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of July 14, 2015:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	49,938,534

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights that may arise in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        We are not currently subject to the Control Share Act since our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC permits us to do so after we determine that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

  •
  the designation and number of shares of such series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such series;

  •
  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such series;

  •
  any provisions relating to the redemption of the shares of such series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the title of such subscription rights;

  •
  the exercise price or a formula for the determination of the exercise price for such subscription rights;

  •
  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable;

  •
  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

  •
  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

  •
  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

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  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

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  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

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  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interests;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

  Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this "Description of Our Debt Securities", we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

  Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

  •
  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Special Situations when a Global Security will be Terminated

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

  •
  We do not pay interest on a debt security of the series within 30 days of its due date;

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

  •
  Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  We must deliver certain certificates and documents to the trustee; and

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

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  adversely affect any right of repayment at the holder's option;

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  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

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  impair your right to sue for payment;

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  adversely affect any right to convert or exchange a debt security in accordance with its terms;

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  modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

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  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

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  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

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  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

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  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

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  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

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  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

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  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

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  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "Indenture Provisions—Subordination" below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

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  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

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  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

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  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

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  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

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  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

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  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

  Full Defeasance

        If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

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  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

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  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

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  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to defeasance have been complied with.

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  Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

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  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

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  Satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under "Indenture Provisions—Subordination," such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

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  only in fully registered certificated form,

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  without interest coupons, and

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  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Designated Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 DESCRIPTION OF OUR UNITS

        The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

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  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

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  a description of the terms of any unit agreement governing the units;

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  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

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  whether the units will be issued in fully registered or global form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service ("IRS") regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

  •
  A citizen or individual resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

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  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation as a Regulated Investment Company

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, and 90% of our tax exempt income (the "Annual Distribution Requirement").

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our income or capital gains we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% U.S. federal excise tax based on 98% of our annual taxable income and 98.2% of our capital gain net income in excess of distributions for the year.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

  •
  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, (i) of one issuer, (ii) of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries, for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass through" entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant U.S. federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for generally accepted accounting principles in the United States of America ("U.S. GAAP") purposes and are included in our Consolidated Financial Statements, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of the portfolio investments. The income tax expense, or benefit, if any, and any related tax assets and liabilities, are reflected in our consolidated financial statements.

        In order to comply with the 90% Income Test, we also elected that each of the Investment Managers is a taxable entity. Absent the taxable status of the Investment Managers, the gross income from the Investment Managers would flow directly to us for purposes of the 90% Income Test. Since such income would likely not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore, cause us to incur significant U.S. federal income taxes. Beginning April 1, 2013, the Internal Investment Manager is consolidated with Main Street for U.S. GAAP purposes and included in our Consolidated Financial Statements and any income tax expense, or benefit, and any related tax assets and liabilities of the Internal Investment Manager are reflected in our consolidated financial statements, while the External Investment Manager is accounted for as a portfolio investment for U.S. GAAP purposes. The Investment Managers are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, as a result of their operating activities.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants) and debt securities invested in at a discount to par, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash such as PIK interest, cumulative dividends or amounts that are received in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable by us in cash or in shares of stock (at the stockholders election) would satisfy the Annual Distribution Requirement. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as (i) ordinary income (including any qualified dividend income that, in the case of a noncorporate stockholder, may be eligible for the same reduced maximum tax rate applicable to long-term capital gains to the extent such distribution is properly reported by us as qualified dividend income and such stockholder satisfies certain minimum holding period requirements with respect to our stock) or (ii) long-term capital gain (to the extent such distribution is properly reported as a capital gain dividend), to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 20.0% (plus the 3.8% Medicare surtax discussed below, if applicable). In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20.0% (plus the 3.8% Medicare surtax, if applicable) maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20.0% (plus the 3.8% Medicare surtax, if applicable) in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% Medicare surtax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We, or the applicable withholding agent, will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

        We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of U.S. federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a

Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For taxable years prior to January 1, 2015, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. This special exemption from withholding tax on certain distributions expired on January 1, 2015. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2015, or whether any of our distributions would be reported as eligible for this special exemption from withholding tax even if extended. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units.

Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level U.S. federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. If we were subject to tax on all of our taxable income at regular corporate rates, then distributions we make after being subject to such tax would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the maximum 20% rate (plus a 3.8% Medicare surtax, if applicable) applicable to qualified dividends to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

  Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        As noted above, a BDC must be operated for the purpose of making investments in the type of securities described in (1), (2) or (3) above under the heading entitled "—Qualifying Assets." In addition, BDCs must generally offer to make available to such issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation, "—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        We have previously received an exemptive order from the SEC to exclude debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Funds, including the $225.0 million of currently outstanding debt, related to their participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We did not seek stockholder authorization to sell shares of our common stock below the then current net asset value per share of our common stock at our 2014 and 2015 annual meetings of stockholders because our common stock price per share had been trading significantly above the current net asset value per share of our common stock. Our stockholders have previously approved a proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's Web site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, 8th floor, Houston, Texas 77056.

  Other 1940 Act Regulations

        We are also prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

  Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, MSMF became a wholly owned subsidiary of MSCC, and continues to hold its SBIC license. MSMF obtained its SBIC license in 2002. As a part of the Exchange Offer Transactions, MSC II became a majority owned subsidiary of MSCC, and, as a part of the Final MSC II Exchange, MSC II became a wholly owned subsidiary of MSCC, and continues to hold the license it obtained in 2006.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Included in such limitations are SBA regulations which allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and are not subject to prepayment penalties. As of March 31, 2015, we, through the Funds, had $225.0 million of outstanding SBA-guaranteed debentures, which had an annual weighted average interest rate of approximately 4.2%.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

  Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

  Investment Adviser Regulations

        The External Investment Manager, which is wholly owned by us, is subject to regulation under the Advisers Act. The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. The External Investment Manager will be examined by the SEC from time to time for compliance with the Advisers Act.

PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $1,500,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our securities, preferred stock or debt securities. We may sell the securities through underwriters or dealers, "at the market" to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2014.

LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audited consolidated financial statements, financial highlights, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, as stated in their reports appearing herein. Grant Thornton LLP's principal business address is 175 W. Jackson Blvd., 20th Floor, Chicago, Illinois, 60604.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	March 31, 2015	December 31, 2014
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $349,766 and $342,847 as of March 31, 2015 and December 31, 2014, respectively)	$489,328	$469,846
Affiliate investments (cost: $267,123 and $266,243 as of March 31, 2015 and December 31, 2014, respectively)	279,986	278,675
Non-Control/Non-Affiliate investments (cost: $983,942 and $832,312 as of March 31, 2015 and December 31, 2014, respectively)	968,009	814,809

Total portfolio investments (cost: $1,600,831 and $1,441,402 as of March 31, 2015 and December 31, 2014, respectively)	1,737,323	1,563,330
Marketable securities and idle funds investments (cost: $11,235 and $10,604 as of March 31, 2015 and December 31, 2014, respectively)	9,948	9,067

Total investments (cost: $1,612,066 and $1,452,006 as of March 31, 2015 and December 31, 2014, respectively)	1,747,271	1,572,397
Cash and cash equivalents	22,015	60,432
Interest receivable and other assets	25,009	23,273
Receivable for securities sold	22,749	23,133
Deferred financing costs (net of accumulated amortization of $8,449 and $6,462 as of March 31, 2015 and December 31, 2014, respectively)	13,925	14,550

Total assets	$1,830,969	$1,693,785

LIABILITIES
Credit facility	$164,000	$218,000
SBIC debentures (par: $225,000 as of March 31, 2015 and December 31, 2014, par of $75,200 is recorded at a fair value of $73,674 and $72,981 as of March 31, 2015 and December 31, 2014, respectively)	223,474	222,781
4.50% Notes	175,000	175,000
6.125% Notes	90,810	90,823
Payable for securities purchased	67,270	14,773
Deferred tax liability, net	8,546	9,214
Dividend payable	8,674	7,663
Accounts payable and other liabilities	3,693	10,701
Interest payable	5,609	4,848

Total liabilities	747,076	753,803
Commitments and contingencies (Note M)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 49,564,361 and 45,079,150 shares issued and outstanding as of March 31, 2015 and December 31, 2014, respectively)	496	451
Additional paid-in capital	986,069	853,606
Accumulated net investment income, net of cumulative dividends of $317,810 and $293,789 as of March 31, 2015 and December 31, 2014, respectively	23,135	23,665
Accumulated net realized gain from investments (accumulated net realized gain from investments of $38,201 before cumulative dividends of $62,897 as of March 31, 2015 and accumulated net realized gain from investments of $40,321 before cumulative dividends of $60,777 as of December 31, 2014)	(22,576)	(20,456)
Net unrealized appreciation, net of income taxes	96,769	82,716

Total net assets	1,083,893	939,982

Total liabilities and net assets	$1,830,969	$1,693,785

NET ASSET VALUE PER SHARE	$21.87	$20.85

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2015	2014
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$11,335	$9,296
Affiliate investments	6,049	5,640
Non-Control/Non-Affiliate investments	19,421	15,633

Interest, fee and dividend income	36,805	30,569
Interest, fee and dividend income from marketable securities and idle funds	374	207

Total investment income	37,179	30,776
EXPENSES:
Interest	(7,796)	(5,286)
Compensation	(3,494)	(2,351)
General and administrative	(1,962)	(1,838)
Share-based compensation	(1,263)	(853)
Expenses charged to the External Investment Manager	827	291

Total expenses	(13,688)	(10,037)

NET INVESTMENT INCOME	23,491	20,739
NET REALIZED GAIN (LOSS):
Non-Control/Non-Affiliate investments	(2,008)	1,433
Marketable securities and idle funds investments	(112)	10

Total net realized gain (loss)	(2,120)	1,443

NET REALIZED INCOME	21,371	22,182
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	14,204	6,857
Marketable securities and idle funds investments	251	1,049
SBIC debentures	(693)	(1,189)

Total net change in unrealized appreciation	13,762	6,717

INCOME TAXES:
Federal and state income, excise and other taxes	(376)	(667)
Deferred taxes	667	(998)

Income tax benefit (provision)	291	(1,665)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,424	$27,234

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.51	$0.52

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.46	$0.56

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE—BASIC AND DILUTED	$0.77	$0.68

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$0.510	$0.500
Supplemental dividends	—	—

Total dividends	$0.510	$0.500

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	46,080,204	39,898,573

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

	Common Stock				Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value
Balances at December 31, 2013	39,852,604	$398	$694,981	$22,778	$(26,334)	$100,710	$792,533
Share-based compensation	—	—	853	—	—	—	853
Purchase of vested stock for employee payroll tax withholding	(1,181)	—	(40)	—	—	—	(40)
Dividend reinvestment	93,328	1	3,225	—	—	—	3,226
Amortization of directors' deferred compensation	—	—	68	—	—	—	68
Issuance of restricted stock	397	—	—	—	—	—	—
Tax benefit related to vesting of restricted shares	—	—	290	—	—	—	290
Dividends to stockholders	—	—	—	(19,757)	—	—	(19,757)
Net increase resulting from operations	—	—	—	20,739	1,443	5,052	27,234

Balances at March 31, 2014	39,945,148	$399	$699,377	$23,760	$(24,891)	$105,762	$804,407

Balances at December 31, 2014	45,079,150	$451	$853,606	$23,665	$(20,456)	$82,716	$939,982
Public offering of common stock, net of offering costs	4,370,000	44	127,720	—	—	—	127,764
Share-based compensation	—	—	1,263	—	—	—	1,263
Purchase of vested stock for employee payroll tax withholding	(1,802)	—	(53)	—	—	—	(53)
Dividend reinvestment	116,330	1	3,464	—	—	—	3,465
Amortization of directors' deferred compensation	—	—	69	—	—	—	69
Issuance of restricted stock	683	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(24,021)	—	—	(24,021)
Net increase (loss) resulting from operations	—	—	—	23,491	(2,120)	14,053	35,424

Balances at March 31, 2015	49,564,361	$496	$986,069	$23,135	$(22,576)	$96,769	$1,083,893

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$35,424	$27,234
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in portfolio companies	(256,046)	(146,896)
Proceeds from sales and repayments of debt investments in portfolio companies	143,122	119,069
Proceeds from sales and return of capital of equity investments in portfolio companies	5,952	393
Investments in marketable securities and idle funds investments	(2,047)	(2,105)
Proceeds from sales and repayments of marketable securities and idle funds investments	1,304	5,207
Net change in unrealized appreciation	(13,762)	(6,717)
Net realized (gain) loss	2,120	(1,443)
Accretion of unearned income	(2,018)	(2,611)
Payment-in-kind interest	(806)	(1,655)
Cumulative dividends	(376)	(369)
Share-based compensation expense	1,263	853
Amortization of deferred financing costs	629	380
Deferred taxes	(291)	998
Changes in other assets and liabilities:
Interest receivable and other assets	(746)	(2,557)
Interest payable	761	(390)
Accounts payable and other liabilities	(7,729)	(6,258)
Deferred fees and other	627	133

Net cash used in operating activities	(92,619)	(16,734)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	127,764	—
Dividends paid	(19,545)	(16,516)
Proceeds from issuance of SBIC debentures	—	24,800
Proceeds from credit facility	156,000	46,000
Repayments on credit facility	(210,000)	(47,000)
Payment of deferred loan costs and SBIC debenture fees	(4)	(849)
Other	(13)	(40)

Net cash provided by financing activities	54,202	6,395

Net decrease in cash and cash equivalents	(38,417)	(10,339)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	60,432	34,701

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$22,015	$24,362

Supplemental cash flow disclosures:
Interest paid	$6,406	$5,296
Taxes paid	$1,934	$2,657
Non-cash financing activities:
Shares issued pursuant to the DRIP	$3,465	$3,226

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	2,925	2,882	2,925
		Member Units (1,500 units)(8)		1,500	2,140

				4,382	5,065

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	11,596	11,498	11,596
		Common Stock (57,508 shares)		6,350	10,210

				17,848	21,806

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,980

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,612	8,495	8,612
		Warrants (466,947 equivalent shares)		1,193	3,480
		Common Stock (207,789 shares)		1,177	1,460

				10,865	13,552

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	29,950

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	3,827	3,827	3,827
		Class B Member Units (12% cumulative)(8)		4,170	4,170
		Member Units (5,460 units)		5,273	2,630
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	955	955	955
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,850	12,822

CMS Minerals LLC	Oil & Gas Exploration & Production
		Preferred Member Units (458,461 units)(8)		3,725	3,725

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Datacom, LLC	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,108	11,108
		Preferred Member Units (6,453 units)		6,030	6,030

				17,138	17,138

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,400	5,325	5,325
		Member Units (1,200 units)(8)		1,200	1,470

				6,525	6,795

GRT Rubber Technologies LLC	Engineered Rubber Product Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,750	16,591	16,591
		Member Units (5,879 units)(8)		13,065	13,065

				29,656	29,656

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (438 units)(8)		2,980	16,540

				3,724	17,284

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,010	4,974	5,010
		Preferred Stock (8% cumulative)(8)		1,286	1,286
		Common Stock (107,456 shares)		718	2,020

				6,978	8,316

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	580
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,800

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 18, 2018)(9)	125	125	125
		12.5% Secured Debt (Maturity—November 18, 2018)	11,350	11,267	11,350
		Member Units (5,400 units)		5,606	6,027

				16,998	17,502

Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,570	1,570
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,698	15,698
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,268	21,428

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2016)	3,100	3,100	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,229	5,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 2.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,505	4,452	4,505
		Member Units (627 units)(8)		811	3,580

				5,263	8,085

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2015)	1,514	1,514	1,514
		Preferred Equity (non-voting)		434	434
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	420

				2,102	2,408

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,122	10,122
		Preferred Member Units (2,669 units)		3,750	3,750

				13,872	13,872

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	7,550
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	915	915	915
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,059	14,665

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	24,840

Mystic Logistics, Inc	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	10,000	9,799	10,000
		Common Stock (5,873 shares)		2,720	6,160

				12,519	16,160

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	625	619	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,917	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,446	4,468
		Member Units (2,955 units)(8)		2,975	7,820

				10,957	15,836

NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2017)	4,771	4,676	4,676
		Warrants (251,723 equivalent units)		252	160
		Member Units (671,233 units)		671	722

				5,599	5,558

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	13,400	12,933	12,933
		Warrants (14,331 equivalent units)		817	810
		Member Units (50,877 units)(8)		2,900	2,730

				16,650	16,473

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420

Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	6,490

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	9,960	9,954	9,960
		Common Stock (1,962 shares)		2,150	8,430

				12,104	18,390

Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,866	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,261	3,247	3,261
		Preferred Member Units (19,631 units)		4,663	9,560
		Warrants (1,036 equivalent units)		1,200	530

				12,976	17,411

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	509	509
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)(8)		1,150	3,190
		Member Units (RA Properties, LLC) (1,500 units)		369	430

				2,528	4,629

SoftTouch Medical Holdings LLC	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,500	8,421	8,421
		Member Units (4,526 units)		5,015	5,015

				13,436	13,436

Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,273	11,400
		Member Units (1,680 units)(8)		1,680	5,810
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,214	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	540

				16,647	21,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 2, 2018)	2,724	2,724	2,724
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,230

				8,620	5,934

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	4,578	4,510	4,578
		Member Units (7,282 units)		7,100	13,650

				11,610	18,228

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,659	1,659	1,659
		Member Units (1,006 units)(8)		1,113	3,350

				2,772	5,009

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,174	3,174
		Series A Preferred Stock (3,000,000 shares)		3,000	3,550
		Common Stock (1,126,242 shares)		3,706	210

				9,880	6,934

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,500	1,491	1,491
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,509	5,509	4,880
		Warrants (587 equivalent units)		600	—
		Member units (480 units)		75	—

				7,675	6,371

Subtotal Control Investments (28.0% of total investments at fair value)				349,766	489,328

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	11,760	11,376	11,376
		Warrants (42 equivalent units)		259	259
		Member Units (186 units)		1,200	1,200

				12,835	12,835

Boss Industries, LLC	Manufacturer and Distributor of Air Compressors, Auxiliary Power Units, Gas Booster Systems and Vapor Recovery Systems
		Preferred Member Units (2,242 units)(8)		2,000	2,000

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	6,000	5,852	5,852
		Warrants (19 equivalent shares)		200	860

				6,052	6,712

Brightwood Capital Fund III, LP(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 2.3%)(8)		4,524	4,524

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	5,400	5,350	5,350
		Member Units (65,356 units)		654	654

				6,004	6,004

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	610

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		17,169	16,879
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		9,450	9,450

				26,619	26,329

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,853	20,548	20,853
		Common Stock (19,467 shares)		5,213	17,460

				25,761	38,313

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		2,325	2,325
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		738	738

				3,063	3,063

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (5,000 shares)(8)		480	860

East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,442	9,442
		Warrants (1,823,278 equivalent units)		50	50

				9,492	9,492

Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		5,140	5,140

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,784	10,818
		Warrants (29,025 equivalent units)		400	—

				13,184	10,818

Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	400	396	396
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,914	8,914
		Common Stock (7,711,517 shares)		3,958	6,830

				13,268	16,140

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	11,200	11,051	11,051
		Common Stock (170,577 shares)		2,400	2,400

				13,451	13,451

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	11,470

Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,675	6,432	6,432
		Preferred Member Units (28,905 units; 8% cumulative)(8)		2,013	2,013
		Warrants (38,193 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				8,905	8,445

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (128 units)(8)		624	4,010

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	7,950	7,904	7,950
		Member Units (250 units)(8)		341	4,880

				8,245	12,830

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	2,374

MPS Denver, LLC	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—May 31, 2015)	3,658	3,658	3,658
		Preferred Stock (912 shares; 7% cumulative)(8)		1,981	2,734
		Warrants (5,333 equivalent shares)		1,919	—

				7,558	6,392

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	3,200

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,374	4,970

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Quality Lease and Rental Holdings, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% Secured Debt (Maturity—October 1, 2014)(14)(18)	157	157	157
		8% Secured Debt (Maturity—June 15, 2015)(14)(18)	150	150	150
		12% Secured Debt (Maturity—January 8, 2018)(14)(18)	36,577	36,073	11,000
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				38,880	11,307

Radial Drilling Services Inc.	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,838	2,870
		Warrants (316 equivalent shares)		758	—

				4,596	2,870

Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	26,304	26,102	26,304
		Common Stock (170,963 shares)		2,087	8,130

				28,189	34,434

SYNEO, LLC	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	2,700	2,678	2,678
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,415	1,415

				4,093	4,093

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	14,100	13,873	13,873
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,297	2,297

				16,170	16,170

Subtotal Affiliate Investments (16.0% of total investments at fair value)				267,123	279,986

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	10,150	10,079	10,188

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,256	2,211	2,087

AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	21,002	20,870	20,870
		Common Stock (60,240 shares)		2,000	—

				22,870	20,870

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	685	685	685
		10% Secured Debt (Maturity—January 31, 2020)	4,235	4,235	3,700

				4,920	4,385

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	7,971	7,855	7,938

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75% / 1.75% PIK, Current Coupon Plus PIK 9.50%, Secured Debt (Maturity—May 21, 2020)(9)	10,964	10,892	5,852

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,913	6,733	6,910

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	6,161	6,098	6,098

Aptean, Inc.(11)	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	7,688	7,619	7,553

Arcus Hunting LLC(10)	Deer Lures, Attractants and Scent Elimination Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 13, 2019)(9)	9,094	8,964	8,964

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	7,988	7,844	7,668

ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	6,563	6,513	6,513

Beers Enterprises, Inc.(10)	Provider of Broadcast Video Transport Services
		Prime Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 19, 2019)(9)	6,484	6,434	6,484

Berry Aviation, Inc.(10)	Charter Airline Services
		12.00% Current / 1.75% PIK Secured Debt (Maturity—January 20, 2020)	6,000	5,942	5,942
		Common Stock (553 shares)		400	400

				6,342	6,342

Bioventus LLC(10)	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,907	5,000

Blackbrush Oil and Gas LP(11)	Oil & Gas Exploration
		LIBOR Plus 6.50%, (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,972	3,250

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,141	6,109	5,972

Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,356	11,204	11,370

Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	7,500	7,229	7,523

Brainworks Software, LLC(10)	Advertising Sales and Production and Newspaper Circulation Software
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,447	6,370	6,370

Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,130	2,148

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,588

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2015)(14)	7,287	7,238	2,948
		Warrants (125,000 equivalent shares)		17	—

				7,255	2,948

Cengage Learning Acquisitions, Inc.(11)	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	9,965	9,878	10,019

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,976	1,740

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	8,925	8,803	8,742

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,469	2,503

CJ Holding Co.(11)	Oil & Gas Equipment & Services
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—March 24, 2020)(9)	2,000	1,720	1,793

Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—September 14, 2014)(17)	2,805	2,758	2,805

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—January 5, 2015)(14)(17)	4,400	4,321	1,848

Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,086	4,100
		Series A Preferred Stock (4,298,435 shares)(8)		1,079	2,930

				5,165	7,030

Compuware Corporation(11)	Provider of Software and Supporting Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—December 15, 2019)(9)	15,000	14,593	14,681

Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	2,000	2,000	2,010

CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	11,925	11,678	11,716

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	6,954	6,902	6,884

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,393	19,799	19,799
		Warrants (915,734 equivalent units)		474	474

				20,273	20,273

Digital River, Inc.(11)	Provider of Outsourced e-Commerce
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 12, 2021)(9)	12,000	11,813	11,910

Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—February 8, 2019)(9)	7,359	7,292	7,304

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920

ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,572	5,572

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,595	3,256
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.1%)(8)		2,110	1,874
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		2,323	2,146
		LP Interests (EnCap Flatrock Midstream Fund X, L.P.) (Fully diluted 0.3%)		478	478
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)(8)		5,193	5,491
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.2%)		258	258

				13,957	13,503

Energy and Exploration Partners, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,461	9,075	7,872

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	7,000	6,824	6,619

Extreme Reach, Inc.(11)	Integrated TV and Video Advertising Platform
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—February 7, 2020)(9)	12,511	12,497	12,636

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)(14)(18)	5,400	5,335	3,223

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 3, 2020)(9)	11,786	11,395	11,448

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	5,745	5,739	5,743
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	685

				6,437	6,428

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2021)(9)	2,993	2,985	2,985
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	785	800

				3,770	3,785

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		Prime Plus 5.25% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—August 15, 2019)(9)	9,522	9,417	9,522

Great Circle Family Foods, LLC(10)	Quick Service Restaurant Franchise
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—October 28, 2019)(9)	8,000	7,921	7,921

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,900	4,838	4,758
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,929	1,926

				6,767	6,684

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,950	9,861	9,850

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	9,000	8,541	7,852

Halcon Resources Corporation(11)(13)	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,349	4,882

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	11,750	11,656	11,632
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 11, 2020)(9)	5,000	4,921	4,950

				16,577	16,582

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,875	9,787	9,900

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	6,956	6,866	6,869

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	9,735	9,621	9,005

Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,740

Indivior Finance LLC(11)	Specialty Pharmaceutical Company Treating Opioid Dependence
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 19, 2019)(9)	7,406	6,968	7,036

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,692	3,591

Insurance Technologies, LLC(10)	Illustration and Sales-automation platforms
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—December 1, 2019)(9)	5,000	4,946	4,946

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,962	9,771	9,489

Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,107	4,012	4,107

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	11,915	11,799	11,821

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

John Deere Landscapes LLC(10)	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,552	8,189	8,189

Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Company with a Hepatology Focus
		9.75% Secured Debt (Maturity—December 17, 2016)	5,000	5,000	5,000

Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	7,007	6,955	6,972

Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,955

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,878	6,827	6,281

LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,417	16,285	16,417

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	6,117

MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	4,802	4,763	4,814

MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,272	5,201	5,233

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Messenger, LLC(10)	Supplier of Specialty Stationery and Related Products to the Funeral Industry
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 5, 2019)(9)	13,097	12,982	12,982

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—November 9, 2018)(9)	7,180	7,145	7,234

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	4,844	4,800	4,800

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		815	815

Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)(14)	6,302	6,125	2,035
		Warrants (1,833 equivalent shares)		151	—

				6,276	2,035

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	13,410	13,268	13,326

MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,350	4,314	4,344

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,888	14,623	14,757

Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—June 18, 2015)(9)	12,541	12,529	12,352

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

North American Lifting Holdings, Inc.(11)	Construction & Farm Machinery & Heavy Trucks
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—November 27, 2020)(9)	997	917	968

North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	10,719	10,632	10,605

Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	5,970	5,916	5,686

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	9,896	9,833	9,846

Paris Presents Incorporated(11)(13)	Branded Cosmetic and Bath Accessories
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 31, 2021)(9)	2,000	1,961	2,000

Parq Holdings Limited Partnership(11)(13)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	6,226	6,082	6,263

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,733	1,515

Pernix Therapeutics Holdings, Inc.(10)(13)	Pharmaceutical Royalty—Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	4,000	4,000	4,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,910	8,758	8,943

Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,940	2,912	2,820

Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,636	14,925

Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	4,314	4,301	4,303

Primesight Limited(10)(13)	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,663	8,608	7,724

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	11,916	11,806	11,806

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	9,975	9,883	9,800

RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,947	4,055

Recorded Books Inc.(11)	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2020)(9)	11,875	11,775	11,786

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Relativity Media, LLC(10)	Full-Scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 30, 2015)	5,787	5,781	5,801
		15% PIK Secured Debt (Maturity—May 30, 2015)	7,691	7,665	7,730
		Class A Units (260,194 units)		292	1,149

				13,738	14,680

Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,973	2,925

RGL Reservoir Operations Inc.(11)(13)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,980	3,870	3,017

RLJ Entertainment, Inc.(10)	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	11,299	11,245	11,245

SAExploration, Inc.(10)(13)	Geophysical Services Provider
		Common Stock (6,472 shares)(8)		65	27

Sage Automotive Interiors, Inc(11)	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,972	3,000

Sagittarius Restaurants LLC (d/b/a Del Taco)(11)	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,591	4,573	4,576

SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,481	7,423	7,519

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,946	10,568	9,742

Stardust Finance Holdings, Inc.(11)	Manufacturer of Diversified Building Products
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—March 13, 2022)(9)	12,500	12,315	12,500

Subsea Global Solutions, LLC(10)	Underwater Maintenance and Repair Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 17, 2020)(9)	4,571	4,512	4,512

Symphony Teleca Services, Inc.(11)	Outsourced Product Development
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2019)(9)	14,000	13,876	13,930

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	4,714	4,638	4,572

Targus Group International(11)	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,236	4,245	3,431

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,813	6,796	6,796
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,481	2,500

				9,277	9,296

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,947	3,424

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301

The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,975	1,961	1,953

Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,193	6,247

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	5,000	4,527	4,644

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,281	12,151	12,312

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—January 13, 2019)(9)	1,513	1,513	1,513
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—January 13, 2019)(9)	2,826	2,826	2,826
		15% PIK Unsecured Debt (Maturity—July 13, 2019)	574	574	574
		Common Stock (705,054 shares)		4,935	4,935

				9,848	9,848

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,062	5,052	5,011

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units (4,000,000 units)(8)		4,000	4,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,425	7,393	7,407

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 5, 2017)	11,050	10,898	10,664

Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,488	1,489
		Preferred Class A Units (14 units; 5% cumulative)(8)		333	333
		Warrants (11 equivalent units)		186	186

				2,007	2,008

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50% (Floor 1.50%), Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	3,413	3,405	3,405
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,959	5,012

				8,364	8,417

Volusion, LLC	Provider of Online Software-as-a-Service eCommerce Solutions
		10.5% Secured Debt (Maturity—January 26, 2020)	17,500	16,024	16,025
		Warrants (950,618 equivalent units)		1,400	1,400
		Preferred Member Units (4,876,670 units)		14,000	14,000

				31,424	31,425

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,395	5,391	4,965

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,725	1,703	1,657

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,484	6,423	6,517

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Preferred Stock (186,777 shares)		154	211
		Warrants (952,500 equivalent shares)		1,071	1,071

				1,225	1,282

Subtotal Non-Control/Non-Affiliate Investments (55.4% of total investments at fair value)				983,942	968,009

Total Portfolio Investments, March 31, 2015				1,600,831	1,737,323

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments

Other Marketable Securities and Idle Funds Investments(13)(15)	Investments in Marketable Securities and Diversified, Registered Bond Funds
				11,235	9,948

Subtotal Marketable Securities and Idle Funds Investments (0.6% of total investments at fair value)				11,235	9,948

Total Investments, March 31, 2015				$1,612,066	$1,747,271

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B for a summary of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)

ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,000	2,954	3,000
		Member Units (1,500 units)(8)		1,500	1,970

				4,454	4,970

Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	13,570	13,446	13,570
		Common Stock (57,508 shares)		6,350	11,210

				19,796	24,780

Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,980

California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,703	8,568	8,703
		Warrants (466,947 equivalent shares)		1,193	3,480
		Common Stock (207,789 shares)		1,177	1,460

				10,938	13,643

CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	27,200

Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	3,916	3,916	3,916
		Class B Member Units (12% cumulative)(8)		4,048	4,048
		Member Units (5,460 units)		5,273	2,510
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	968	968	968
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,830	12,682

Datacom, LLC	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,103	11,103
		Preferred Member Units (6,453 units)		6,030	6,030

				17,133	17,133

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,400	5,320	5,320
		Member Units (1,200 units)(8)		1,200	1,360

				6,520	6,680

GRT Rubber Technologies LLC	Engineered Rubber Product Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,750	16,585	16,585
		Member Units (5,879 units)		13,065	13,065

				29,650	29,650

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (438 units)(8)		2,980	16,540

				3,724	17,284

Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,487	5,409	5,487
		Preferred Stock (8% cumulative)(8)		1,260	1,260
		Common Stock (105,880 shares)		718	1,830

				7,387	8,577

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	370
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,590

Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720

IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 18, 2018)(9)	125	125	125
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,483	10,571
		Member Units (5,029 units)		5,029	5,450

				15,637	16,146

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,569	1,569
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,515	15,515
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,084	21,244

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2015)	3,100	3,100	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,229	5,640

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 3.25%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	3,655	3,618	3,655
		Member Units (627 units)(8)		811	3,580

				4,429	7,235

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2015)	1,550	1,550	1,550
		Preferred Equity (non-voting)		439	439
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	360

				2,143	2,389

Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,112	10,112
		Preferred Member Units (2,669 units)		3,750	3,750

				13,862	13,862

Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	10,180
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	927	927	927
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,071	17,307

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	15,580

Mystic Logistics, Inc	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	10,000	9,790	9,790
		Common Stock (5,873 shares)		2,720	2,720

				12,510	12,510

NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	625	615	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,915	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,440	4,468
		Member Units (2,955 units)(8)		2,975	7,560

				10,945	15,576

NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2016)	4,889	4,779	4,779
		Warrants (251,723 equivalent units)		252	160
		Member Units (671,233 units)		671	722

				5,702	5,661

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,590	11,590
		Warrants (14,331 equivalent units)		817	970
		Member Units (50,877 units)(8)		2,900	3,190

				15,307	15,750

OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420
Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	5,860

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,848	7,860
		Common Stock (1,961 shares)		2,150	8,160

				9,998	16,020

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,813	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,244	3,227	3,244
		Preferred Member Units (19,631 units)		4,663	11,830
		Warrants (1,036 equivalent units)		1,200	720

				12,903	19,854

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	468	468
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)(8)		1,150	2,570
		Member Units (RA Properties, LLC) (1,500 units)		369	369

				2,487	3,907

SoftTouch Medical Holdings LLC	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,500	8,417	8,417
		Member Units (4,526 units)		5,015	5,015

				13,432	13,432

Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,266	11,400
		Member Units (1,680 units)(8)		1,680	4,920
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,212	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	470

				16,638	20,040

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 8, 2018)	2,724	2,724	2,724
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,300

				8,620	6,004

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	4,693	4,617	4,693
		Member Units (7,282 units)		7,100	13,650

				11,717	18,343

Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,802	1,802	1,802
		Member Units (1,006 units)(8)		1,113	3,500

				2,915	5,302

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,169	3,154
		Series A Preferred Stock (3,000,000 shares)		3,000	3,250
		Common Stock (1,126,242 shares)		3,706	100

				9,875	6,504

Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,500	1,491	1,491
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,509	5,509	4,880
		Warrants (587 equivalent units)		600	—

				7,600	6,371

Subtotal Control Investments (29.9% of total investments at fair value)				342,847	469,846

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	6,800	6,465	6,465
		Warrants (42 equivalent units)		259	259
		Member Units (186 units)		1,200	1,200

				7,924	7,924

Boss Industries, LLC	Manufacturer and Distributor of Air Compressors, Auxiliary Power Units, Gas Booster Systems and Vapor Recovery Systems
		Preferred Member Units (2,242 units)		2,000	2,000

Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	6,000	5,837	5,837
		Warrants (19 equivalent shares)		200	710

				6,037	6,547

Brightwood Capital Fund III, LP(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 9.1%)(8)		8,448	8,448

CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	5,400	5,348	5,348
		Member Units (65,356 units)		654	654

				6,002	6,002

Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	610

Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		18,575	18,378
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		7,734	7,734

				26,309	26,112

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,723	20,403	20,723
		Common Stock (19,467 shares)		5,213	13,780

				25,616	34,503

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		2,325	2,325
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		738	738

				3,063	3,063

East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (5,000 shares)(8)		480	860

East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,436	9,436
		Warrants (1,823,278 equivalent units)		50	50

				9,486	9,486

Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		4,677	4,677

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,749	10,782
		Warrants (29,025 equivalent units)		400	—

				13,149	10,782

Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	400	396	396
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,909	8,909
		Common Stock (7,711,517 shares)		3,958	8,480

				13,263	17,785

Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	11,200	11,044	11,044
		Common Stock (213,221 shares)		2,400	2,400

				13,444	13,444

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	11,470

Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,900	6,625	6,625
		Preferred Member Units (28,905 units; 8% cumulative)(8)		1,960	1,960
		Warrants (38,193 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				9,045	8,585

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (128 units)(8)		624	3,960

KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	8,250	8,198	8,250
		Member Units (250 units)(8)		341	6,120

				8,539	14,370

L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	2,374

MPS Denver, LLC	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130

OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—March 31, 2015)	3,553	3,553	3,553
		Preferred Stock (912 shares; 7% cumulative)(8)		1,947	2,700
		Warrants (5,333 equivalent shares)		1,919	—

				7,419	6,253

OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	4,971

PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,259	4,430

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Quality Lease and Rental Holdings, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% Secured Debt (Maturity—October 1, 2014)(14)(18)	157	157	157
		12% Secured Debt (Maturity—January 8, 2018)(14)(18)	36,577	36,073	11,500
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				38,730	11,657

Radial Drilling Services Inc.	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,792	3,792
		Warrants (316 equivalent shares)		758	—

				4,550	3,792

Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	26,418	26,188	26,418
		Common Stock (170,963 shares)		2,087	6,030

				28,275	32,448

SYNEO, LLC	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	2,700	2,674	2,674
		Member Units (1,177 units)(8)		1,097	801
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,415	1,415

				5,186	4,890

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	14,100	13,861	13,861
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,241	2,241

				16,102	16,102

Subtotal Affiliate Investments (17.7% of total investments at fair value)				266,243	278,675

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)

Accuvant Finance, LLC(11)	Cyber Security Value Added Reseller
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—October 22, 2020)(9)	5,597	5,546	5,583

Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	6,000	5,937	5,888

AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,550	2,496	2,282

AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	21,002	20,863	20,863
		Common Stock (60,240 shares)		2,000	1,840

				22,863	22,703

AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	979	979	979
		10% Secured Debt (Maturity—January 31, 2020)	6,050	6,050	6,050

				7,029	7,029

AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	4,988	4,915	4,913

Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75% / 1.75% PIK, Current Coupon Plus PIK 9.50%, Secured Debt (Maturity—May 21, 2020)(9)	10,916	10,842	6,559

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,930	6,744	6,930

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	6,236	6,170	6,170

Aptean, Inc.(11)	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	7,667	7,642	7,450

Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,594	4,549	4,548

ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	6,558	6,506	6,506

Beers Enterprises, Inc.(10)	Provider of Broadcast Video Transport Services
		Prime Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 19, 2019)(9)	6,263	6,210	6,210

Bioventus LLC(10)	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,903	4,987

Blackbrush Oil and Gas LP(11)	Oil & Gas Exploration
		LIBOR Plus 6.50%, (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,971	3,320

Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,224	6,189	6,131

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,500	11,339	11,443

Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	7,500	7,213	7,237

Brainworks Software, LLC(10)	Advertising Sales and Production and Newspaper Circulation Software
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,263	6,182	6,182

Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,128	2,121

Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,556

Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2015)(14)	7,225	7,176	2,878
		Warrants (125,000 equivalent shares)		17	—

				7,193	2,878

Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	2,476	2,457	2,458

Cengage Learning Acquisitions, Inc.(11)	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	4,000	3,990	3,975

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,975	1,780

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,938	4,900	4,822

CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,467	2,475

Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—September 14, 2014)(17)	2,723	2,663	2,723

Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—January 5, 2015)(14)	4,400	4,285	1,848

Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,085	4,100
		Series A Preferred Stock (4,298,435 shares; 8% cumulative)(8)		1,079	2,401

				5,164	6,501

Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	2,000	2,000	2,020

CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	10,000	9,800	9,850

CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	7,109	7,050	7,037

Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,291	19,676	19,676
		Warrants (915,734 equivalent units)		474	474

				20,150	20,150

Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—February 10, 2019)(9)	7,406	7,335	7,387

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920

ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,570	5,570

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,430	3,240
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.4%)(8)		1,561	1,325
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		1,654	1,477
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.0%)(8)		4,586	4,567
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.8%)		184	184

				11,415	10,793

Energy and Exploration Partners, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,461	9,054	6,788

e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	12,687	12,518	12,560

Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	3,000	2,979	2,845

FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,400	5,330	4,132

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,840	7,791	7,840

Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 30, 2020)(9)	4,938	4,746	4,728

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	5,935	5,928	5,907
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	684

				6,626	6,591

GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	784	796

Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—August 15, 2019)(9)	9,546	9,436	9,436

Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,913	4,846	4,775
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,925	1,920

				6,771	6,695

GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,975	9,882	9,825

Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	7,000	6,817	6,020

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Halcon Resources Corporation(11)(13)	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,335	5,194

Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	9,750	9,671	9,652
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 11, 2020)(9)	5,000	4,917	4,950

				14,588	14,602

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,875	9,783	9,752

ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	4,385	4,323	4,122

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	10,029	9,905	9,277

Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,620

Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,687	3,697

iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,987	9,789	9,288

Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,509	4,396	4,509

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	9,950	9,853	9,838

John Deere Landscapes LLC(10)	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,573	8,193	8,193

Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	4,726	4,668	4,702

Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,610

Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,895	6,842	6,636

LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,417	16,278	16,417

LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	5,764

MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,258	7,198	7,276

MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,411	5,292	5,289

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Messenger, LLC(10)	Supplier of Specialty Stationary and Related Products to the Funeral Industry
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 5, 2019)(9)	13,639	13,518	13,518

Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—November 9, 2018)(9)	7,847	7,806	7,670

Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	4,023	3,985	3,985

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		792	792

Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)(14)	6,302	6,119	1,954
		Warrants (1,375 equivalent shares)		151	1

				6,270	1,955

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	12,193	12,053	11,964

MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,416	4,378	4,394

New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,925	14,649	14,776

Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—June 18, 2015)(9)	12,541	12,518	12,478

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	7,426	7,361	7,305

Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	5,985	5,929	5,746

Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205

Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	6,994	6,949	6,889

Parq Holdings Limited Partnership(11)(13)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	6,226	6,078	6,108

Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,728	2,066

Pernix Therapeutics Holdings, Inc.(10)(13)	Pharmaceutical Royalty—Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	4,000	4,000	4,000

PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,933	8,774	8,843

Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,948	2,917	2,785

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,628	14,825

Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	4,325	4,311	4,309

Primesight Limited(10)(13)	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,869	8,806	8,284

Printpack Holdings, Inc.(11)	Manufacturer of Flexible and Rigid Packaging
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 29, 2020)(9)	5,468	5,417	5,450

PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	11,946	11,828	11,828

QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	10,000	9,905	9,825

RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,945	3,990

Recorded Books Inc.(11)	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2020)(9)	12,031	11,925	11,941

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Relativity Media, LLC(10)	Full-Scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 30, 2015)	5,787	5,772	5,801
		15% PIK Secured Debt (Maturity—May 30, 2015)	7,410	7,347	7,558
		Class A Units (260,194 units)		292	1,086

				13,411	14,445

Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,972	2,880

RGL Reservoir Operations Inc.(11)(13)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,990	3,876	3,219

RLJ Entertainment, Inc.(10)	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	11,399	11,318	11,318

SAExploration, Inc.(10)(13)	Geophysical Services Provider
		Common Stock (6,472 shares)(8)		65	27

Sage Automotive Interiors, Inc(11)	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,971	2,985

Sagittarius Restaurants LLC (d/b/a Del Taco)(11)	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,591	4,572	4,562

SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,481	7,421	7,519

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,984	10,564	10,160

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Symphony Teleca Services, Inc.(11)	Outsourced Product Development
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2019)(9)	14,000	13,870	13,930

Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,913	6,798	6,822

Targus Group International(11)	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,288	4,299	3,495

TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,830	6,813	6,796
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,480	2,512

				9,293	9,308

Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,945	3,615

The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301

The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,980	1,964	1,930

Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,178	6,255

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	5,000	4,511	4,625

Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,445	12,305	12,445

UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)(14)	10,776	10,173	7,942
		5% Current / 2.25% PIK Secured Debt (Maturity—August 13, 2019)(14)	640	640	640
		Warrants (267,302 equivalent shares)		449	—

				11,262	8,582

Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,094	5,084	5,082

Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units (4,000,000 units)		4,000	4,000

US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,444	7,410	7,332

Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 5, 2017)	7,000	7,000	6,790

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,479	1,479
		Preferred Class A Units (14 units; 5% cumulative)(8)		344	344
		Warrants (11 equivalent units)		186	186

				2,009	2,009

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,941	4,872

Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,395	5,391	5,153

Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,750	1,727	1,636

Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,500	6,437	6,533

Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Warrants (952,500 equivalent shares)		1,071	1,071

Subtotal Non-Control/Non-Affiliate Investments (51.8% of total investments at fair value)				832,312	814,809

Total Portfolio Investments, December 31, 2014				1,441,402	1,563,330

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments

Solar Senior Capital Ltd.(13)(15)	Business Development Company
		Common Stock (39,000 shares)(8)		742	584

Other Marketable Securities and Idle Funds Investments(13)(15)	Investments in Marketable Securities and Diversified, Registered Bond Funds
				9,862	8,483

Subtotal Marketable Securities and Idle Funds Investments (0.6% of total investments at fair value)				10,604	9,067

Total Investments, December 31, 2014				$1,452,006	$1,572,397

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. All of the Company's investments, unless otherwise noted, are encumbered either as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B for a summary of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager. Investment is not encumbered as security for the Company's Credit Agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

(18)
Portfolio company is in a bankruptcy process and, as such, the maturity date of our debt investments in this portfolio company will not be finally determined until such process is complete. As noted in footnote (14), our debt investments in this portfolio company are on non-accrual status.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") is a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. The portfolio investments of MSCC and its consolidated subsidiaries are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. MSCC seeks to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within its LMM portfolio. MSCC and its consolidated subsidiaries invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States.

        MSCC was formed in March 2007 to operate as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSCC wholly owns several investment funds, including, but not limited to, Main Street Mezzanine Fund, LP ("MSMF") and Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"), and each of their general partners. The Funds are each licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA"). Because MSCC is internally managed, all of the executive officers and other employees are employed by MSCC. Therefore, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals.

        MSC Adviser I, LLC (the "External Investment Manager") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or their portfolio companies, it is accounted for as a portfolio investment of MSCC and is not included as a consolidated subsidiary of MSCC in MSCC's consolidated financial statements.

        MSCC has elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has certain direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of the Taxable Subsidiaries is to permit MSCC to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes. The External Investment Manager is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the External Investment Manager are each taxed at their normal corporate tax rates based on their taxable income.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, and the investment in the External Investment Manager, but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Composition—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's consolidated balance sheets and consolidated schedules of investments due to the nature of such investments (see Note B.11.). Main Street's results of operations for the three months ended March 31, 2015 and 2014, cash flows for the three months ended March 31, 2015 and 2014, and financial position as of March 31, 2015 and December 31, 2014, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform to the current presentation, including reclassifying the expenses charged to the External Investment Manager.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three months ended March 31, 2015 and 2014 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2014. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), Main Street is precluded from consolidating other entities in which Main Street has equity investments, including those in which it has a controlling interest, unless the other entity is another investment company. An exception to this general principle in ASC 946 occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to its portfolio companies. According, as noted above, MSCC's consolidated financial statements include the financial position and operating results for the Funds and the Taxable

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Subsidiaries. MSCC's consolidated financial statements also include the financial position and operating results for MSCC's wholly owned operating subsidiary, Main Street Capital Partners, LLC, ("MSCP"), as the wholly owned subsidiary provides all of its services directly or indirectly to Main Street or its portfolio companies. Main Street has determined that all of its portfolio investments do not qualify for this exception, including the investment in the External Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the consolidated balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)."

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and more liquid debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in its LMM portfolio or Middle Market portfolio. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for its LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policies and processes are intended to provide a consistent basis for determining the fair value of Main Street's Investment Portfolio.

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for its LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for its LMM debt investments. For Middle Market portfolio investments, Main Street primarily uses quoted prices in the valuation process. Main Street determines the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio equity investments, Main Street generally calculates the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for Main Street's portfolio investments estimate the value of the investment as if Main Street were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, Main Street estimates the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then performs a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. The operating results of a

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, Main Street also analyzes the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, Main Street assumes the loans are paid off at the principal amount in a change in control transaction and are not assumed by the buyer, which Main Street believes is consistent with its past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, Main Street also uses the income approach to determine the fair value of debt securities based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of the portfolio investments. Main Street's estimate of the expected repayment date of its debt securities is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans and debt securities to maturity. The Yield-to-Maturity analysis also considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will generally use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, Main Street may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, Main Street measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, Main Street may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of Main Street's investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding Main Street's ability to realize the full NAV of its interests in the investment fund.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each of its portfolio investments quarterly. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm is generally consulted relative to Main Street's investments in each LMM portfolio company at least once every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent financial advisory services firm in arriving at Main Street's determination of fair value on its investments in a total of 15 LMM portfolio companies for the three months ended March 31, 2015, representing approximately 23% of the total LMM portfolio at fair value as of March 31, 2015, and on a total of 17 LMM portfolio companies for the three months ended March 31, 2014, representing approximately 29% of the total LMM portfolio at fair value as of March 31, 2014. Excluding investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of March 31, 2015 and 2014, as applicable, and investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by the independent financial advisory services firm for the three months ended March 31, 2015 and 2014 was 27% and 32% of the total LMM portfolio at fair value as of March 31, 2015 and 2014, respectively.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, Main Street uses observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments. Main Street's Other Portfolio investments comprised approximately 3.4% and 3.8%, respectively, of Main Street's Investment Portfolio at fair value as of March 31, 2015 and December 31, 2014. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street generally determines the fair value of its investments using the NAV valuation method. For Other Portfolio debt investments, Main Street generally determines the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if Main Street were to sell, or exit, the investment. In addition, Main Street considers the value associated with Main Street's ability to control the capital structure of the company, as well as the timing of a potential exit.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for overseeing, reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio, as well as its valuation procedures, consistent with 1940 Act requirements. Main Street believes its Investment Portfolio as of March 31, 2015 and December 31, 2014 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ significantly from the values that would have been determined had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of cash and highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At March 31, 2015, cash balances totaling $19.7 million exceeded FDIC insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large, established, high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include intermediate-term secured debt investments, independently rated debt investments and publicly traded debt and equity investments. See the consolidated schedule of investments for more information on Marketable securities and idle funds investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds certain debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. Main Street stops accruing PIK interest and cumulative dividends and writes off any accrued and uncollected interest and dividends in arrears when it determines that such PIK interest and dividends in arrears are no longer collectible. For the three months ended March 31, 2015 and 2014, (i) approximately 2.2% and 5.4%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.0% and 1.2%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        As of March 31, 2015, Main Street's total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.2% of its fair value and 3.9% of its cost, and no fully impaired investments. As of December 31, 2014, Main Street's total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost, and no fully impaired investments.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, fee income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Three Months Ended March 31,
	2015	2014
	(dollars in thousands)
Interest, fee and dividend income:
Interest income	$30,067	$25,734
Dividend income	5,136	4,044
Fee income	1,602	791

Total interest, fee and dividend income	$36,805	$30,569

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees are approximately 3.4% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the ten year term of each debenture agreement.

        Deferred financing costs also include commitment fees and other costs related to Main Street's multi-year investment credit facility (the "Credit Facility", as discussed further in Note F) and its notes (as discussed further in Note G). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the three months ended March 31, 2015 and 2014, approximately 2.8% and 4.0%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

9.     Income Taxes

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        As previously discussed (see above in Note A.2.), MSCC's wholly owned subsidiary MSCP is included in Main Street's consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and MSCP use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, payables and other liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds and publicly

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of Main Street's acquisition of the majority of the equity interests of MSC II in January 2010 (the "MSC II Acquisition"), Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the MSC II Acquisition and values those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the MSC II Acquisition. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted-average number of shares of common stock outstanding for the period. In accordance with ASC 260, Earnings Per Share, the unvested shares of restricted stock awarded pursuant to Main Street's equity compensation plans are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

13.   Recently Issued or Adopted Accounting Standards

        In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The FASB tentatively decided to defer the effective date of the new revenue standard for public entities under U.S. GAAP for one year. If finalized, the new guidance will be effective for the annual reporting period beginning after December 15, 2017, including interim periods within that reporting period. Early adoption would be permitted for annual reporting periods beginning after December 15, 2016. Main Street is currently evaluating the impact the adoption of this new accounting standard will have on its financial statements.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs, which changes the presentation of debt issuance costs in financial statements. ASU 2015-03 requires an entity to present such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs will continue to be reported as interest expense. It is effective for annual reporting periods beginning after December 15, 2016. Early adoption is permitted. The new guidance will be applied retrospectively to each prior period presented. The impact of the adoption of this new accounting standard on Main Street's consolidated financial statements is currently being evaluated.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

  Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. During the classification process, Main Street may determine that it is appropriate to transfer investments between fair value hierarchy Levels. These transfers occur when Main Street has concluded that it is appropriate for the classification of an individual asset to be changed due to a change in the factors used to determine the selection of the Level. Any such changes are deemed to be effective during the quarter in which the transfer occurs.

        As of March 31, 2015 and December 31, 2014, all except for one of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The remaining investment was a publicly traded equity security. As a result, the fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of March 31, 2015 and December 31, 2014, except for the one publicly traded equity security which was categorized as Level 2.

        As of March 31, 2015 and December 31, 2014, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Middle Market portfolio investments were categorized as Level 3 as of March 31, 2015 and December 31, 2014.

        As of March 31, 2015 and December 31, 2014, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing secured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of March 31, 2015 and December 31, 2014.

        As of March 31, 2015 and December 31, 2014, Main Street's Other Portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio investments were categorized as Level 3 as of March 31, 2015 and December 31, 2014.

        As of March 31, 2015 and December 31, 2014, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of March 31, 2015 and December 31, 2014.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted-average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the Yield-to-Maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral and fair values as determined by independent third parties, which are not presented in the tables below.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of March 31, 2015:

Type of Investment	Fair Value as of March 31, 2015 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$446,984	Discounted cash flow	Weighted average cost of capital	11.5% - 23.7%	14.2%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.3x(2)	6.3x
Debt investments	$607,731	Discounted cash flow	Risk adjusted discount factor	8.0% - 15.5%(2)	11.9%
			Expected principal recovery percentage	42.0% - 100.0%	99.5%
Debt investments	$675,778	Market approach	Third party quote	53.4 - 103.5

Total Level 3 investments	$1,730,493

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 17.5x and the range for risk adjusted discount factor is 6.0% - 25.3%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2014:

Type of Investment	Fair Value as of December 31, 2014 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$407,569	Discounted cash flow	Weighted average cost of capital	11.4% - 23.4%	13.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.8x(2)	6.4x
Debt investments	$557,604	Discounted cash flow	Risk adjusted discount factor	7.5% - 15.8%(2)	12.1%
			Expected principal recovery percentage	42.0% - 100.0%	99.3%
Debt investments	$589,677	Market approach	Third party quote	60.1 - 102.3

Total Level 3 investments	$1,554,850

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 17.5x and the range for risk adjusted discount factor is 6.0% - 32.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the three months ended March 31, 2015 (amounts in thousands). Net unrealized appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the consolidated statements of operations.

Type of Investment	Fair Value as of December 31, 2014	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments	New Investments	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of March 31, 2015
Debt	1,147,281	—	(145,175)	283,801	3,796	(1,512)	(4,682)	1,283,509
Equity	391,933	—	(5,950)	24,030	354	15,347	4,435	430,149
Equity Warrant	15,636	—	(449)	1,400	449	(201)	—	16,835

	1,554,850	—	(151,574)	309,231	4,599	13,634	(247)	1,730,493

(1)
Includes the impact of non-cash conversions.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the three months ended March 31, 2014 (amounts in thousands). All transfers that occurred between fair value hierarchy levels during the three months ended March 31, 2014 were transfers out of Level 2 into Level 3. Net unrealized appreciation (depreciation) is included in the Net change in unrealized appreciation (depreciation)—portfolio investments on the consolidated statements of operations.

Type of Investment	Fair Value as of December 31, 2013	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of March 31, 2014
Debt	897,568	55,102	(103,179)	128,183	184	(2,459)	17	975,416
Equity	270,764	—	(393)	3,972	4	11,098	—	285,445
Equity Warrant	36,558	—	—	297	—	(1,776)	(17)	35,062

	1,204,890	55,102	(103,572)	132,452	188	6,863	—	1,295,923

(1)
Includes the impact of non-cash conversions.

        As of March 31, 2015 and December 31, 2014, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a Yield-to-Maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the Yield-to-Maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of March 31, 2015 (amounts in thousands):

Type of Instrument	Fair Value as of March 31, 2015	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$73,674	Discounted cash flow	Estimated market interest rates	4.6% - 5.7%	5.1%

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures as of December 31, 2014 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2014	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$72,981	Discounted cash flow	Estimated market interest rates	4.6% - 6.0%	5.3%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the three months ended March 31, 2015 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2014	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of March 31, 2015
SBIC debentures at fair value	$72,981	$—	$—	$693	$73,674

        The following table provides a summary of changes for the Level 3 SBIC debentures recorded at fair value for the three months ended March 31, 2014 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2013	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of March 31, 2014
SBIC Debentures at fair value	$62,050	$—	$—	$1,189	$63,239

        At March 31, 2015 and December 31, 2014, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At March 31, 2015	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$778,300	$—	$6,830	$771,470
Middle Market portfolio investments	627,762	—	—	627,762
Private Loan portfolio investments	247,742	—	—	247,742
Other Portfolio investments	58,679	—	—	58,679
External Investment Manager	24,840	—	—	24,840

Total portfolio investments	1,737,323	—	6,830	1,730,493
Marketable securities and idle funds investments	9,948	9,948	—	—

Total investments	$1,747,271	$9,948	$6,830	$1,730,493

SBIC debentures at fair value	$73,674	$—	$—	$73,674

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

		Fair Value Measurements
		(in thousands)
At December 31, 2014	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$733,191	$—	$8,480	$724,711
Middle Market portfolio investments	542,688	—	—	542,688
Private Loan portfolio investments	213,015	—	—	213,015
Other Portfolio investments	58,856	—	—	58,856
External Investment Manager	15,580	—	—	15,580

Total portfolio investments	1,563,330	—	8,480	1,554,850
Marketable securities and idle funds investments	9,067	9,067	—	—

Total investments	$1,572,397	$9,067	$8,480	$1,554,850

SBIC debentures at fair value	$72,981	$—	$—	$72,981

Investment Portfolio Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio investments, Main Street receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in its LMM portfolio or its Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Main Street's external asset management business is conducted through its External Investment Manager. Main Street has entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street provides management and other services to the External Investment Manager, as well as access to Main Street's employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, Main Street began charging the External Investment Manager the cost for these services. Main Street's total expenses for the three months ended March 31, 2015 and 2014 are net of expenses of $0.8 million and $0.3 million, respectively, charged to the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the three months ended March 31, 2015 and 2014, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        The following tables provide a summary of Main Street's investments in the LMM, Middle Market and Private Loan portfolios as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager which are discussed further below):

	As of March 31, 2015
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	68	89	37
Fair value	$778.3	$627.8	$247.7
Cost	$640.7	$642.8	$261.8
% of total investments at cost—debt	70.3%	99.1%	96.1%
% of total investments at cost—equity	29.7%	0.9%	3.9%
% of debt investments at cost secured by first priority lien	89.8%	85.2%	87.2%
Weighted-average annual effective yield(b)	13.1%	7.9%	9.9%
Average EBITDA(c)	$5.4	$95.8	$12.1

(a)
At March 31, 2015, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 36%.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of March 31, 2015, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude three LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies.

	As of December 31, 2014
	LMM(a)	Middle Market	Private Loan
	(dollars in millions)
Number of portfolio companies	66	86	31
Fair value	$733.2	$542.7	$213.0
Cost	$599.4	$561.8	$224.0
% of total investments at cost—debt	71.5%	99.8%	95.6%
% of total investments at cost—equity	28.5%	0.2%	4.4%
% of debt investments at cost secured by first priority lien	89.6%	85.1%	87.8%
Weighted-average annual effective yield(b)	13.2%	7.8%	10.1%
Average EBITDA(c)	$5.0	$77.2	$18.1

(a)
At December 31, 2014, Main Street had equity ownership in approximately 95% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%.

(b)
The weighted-average annual effective yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

(c)
The average EBITDA is calculated using a simple average for the LMM portfolio and a weighted average for the Middle Market and Private Loan portfolios. These calculations exclude two LMM portfolio companies, one Middle Market portfolio company and five Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for Main Street's investments in these portfolio companies.

        As of March 31, 2015, Main Street had Other Portfolio investments in six companies, collectively totaling approximately $58.7 million in fair value and approximately $55.6 million in cost basis and which comprised approximately 3.4% of Main Street's Investment Portfolio at fair value. As of December 31, 2014, Main Street had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of Main Street's Investment Portfolio at fair value.

        As discussed further in Note A.1., Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of March 31, 2015,

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

there was no cost basis in this investment and the investment had a fair value of $24.8 million, which comprised 1.4% of Main Street's Investment Portfolio at fair value. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of Main Street's Investment Portfolio at fair value.

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	March 31, 2015	December 31, 2014
First lien debt	75.6%	75.7%
Equity	11.9%	11.6%
Second lien debt	10.0%	10.0%
Equity warrants	1.4%	1.5%
Other	1.1%	1.2%

	100.0%	100.0%

Fair Value:	March 31, 2015	December 31, 2014
First lien debt	67.4%	66.9%
Equity	21.4%	21.9%
Second lien debt	9.3%	9.2%
Equity warrants	1.0%	1.0%
Other	0.9%	1.0%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	March 31, 2015	December 31, 2014
Southwest	31.6%	29.6%
Northeast	21.1%	19.9%
West	16.9%	18.7%
Southeast	14.2%	15.4%
Midwest	13.7%	13.5%
Canada	0.6%	0.7%
Other Non-United States	1.9%	2.2%

	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Fair Value:	March 31, 2015	December 31, 2014
Southwest	35.7%	33.7%
Northeast	19.8%	18.3%
West	18.0%	20.4%
Midwest	12.7%	12.7%
Southeast	11.5%	12.4%
Canada	0.6%	0.6%
Other Non-United States	1.7%	1.9%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

as of March 31, 2015 and December 31, 2014 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	March 31, 2015	December 31, 2014
Media	7.5%	8.3%
Energy Equipment & Services	7.4%	8.3%
IT Services	6.7%	5.9%
Machinery	6.0%	6.5%
Hotels, Restaurants & Leisure	5.6%	5.6%
Software	5.5%	5.4%
Specialty Retail	4.8%	4.7%
Construction & Engineering	4.7%	5.3%
Health Care Providers & Services	4.6%	4.9%
Internet Software & Services	3.7%	1.9%
Diversified Telecommunication Services	3.6%	4.0%
Diversified Consumer Services	3.2%	2.9%
Electronic Equipment, Instruments & Components	2.4%	3.0%
Oil, Gas & Consumable Fuels	2.4%	2.5%
Pharmaceuticals	2.4%	1.8%
Food Products	2.2%	1.8%
Auto Components	2.0%	2.3%
Building Products	2.0%	1.1%
Health Care Equipment & Supplies	1.9%	2.1%
Road & Rail	1.7%	1.8%
Aerospace & Defense	1.3%	1.2%
Textiles, Apparel & Luxury Goods	1.2%	1.3%
Chemicals	1.2%	1.3%
Diversified Financial Services	1.2%	1.0%
Air Freight & Logistics	1.2%	0.9%
Leisure Equipment & Products	1.2%	0.5%
Trading Companies & Distributors	1.1%	1.2%
Professional Services	1.1%	1.1%
Commercial Services & Supplies	1.0%	1.0%
Distributors	0.9%	1.0%
Other(1)	8.3%	9.4%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Fair Value:	March 31, 2015	December 31, 2014
Machinery	7.4%	8.1%
Media	6.8%	7.7%
Energy Equipment & Services	6.5%	7.9%
IT Services	6.2%	5.4%
Software	5.7%	5.5%
Hotels, Restaurants & Leisure	5.6%	5.6%
Construction & Engineering	5.1%	5.5%
Specialty Retail	5.0%	4.9%
Diversified Consumer Services	4.7%	4.4%
Health Care Providers & Services	4.2%	4.4%
Internet Software & Services	4.0%	2.3%
Diversified Telecommunication Services	3.3%	3.8%
Auto Components	2.3%	2.5%
Road & Rail	2.3%	2.3%
Pharmaceuticals	2.3%	1.7%
Food Products	2.1%	1.6%
Electronic Equipment, Instruments & Components	2.0%	2.5%
Oil, Gas & Consumable Fuels	2.0%	1.9%
Health Care Equipment & Supplies	1.8%	1.9%
Building Products	1.7%	0.9%
Air Freight & Logistics	1.4%	0.8%
Aerospace & Defense	1.2%	1.1%
Diversified Financial Services	1.2%	1.0%
Textiles, Apparel & Luxury Goods	1.1%	1.2%
Chemicals	1.1%	1.2%
Leisure Equipment & Products	1.1%	0.4%
Trading Companies & Distributors	1.0%	1.1%
Commercial Services & Supplies	1.0%	1.0%
Professional Services	1.0%	1.0%
Paper & Forest Products	0.9%	1.2%
Distributors	0.9%	1.0%
Other(1)	7.1%	8.2%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At March 31, 2015 and December 31, 2014, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE D—EXTERNAL INVESTMENT MANAGER

        As discussed further above in Note A.1., the External Investment Manager provides investment management and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or their portfolio companies.

        During May 2012, Main Street entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non-publicly traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow it to own a registered investment adviser, Main Street assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. Based upon several fee waiver agreements with HMS Income and HMS Adviser, the External Investment Manager did not begin accruing the base management fee and incentive fees, if any, until January 1, 2014. Beginning January 1, 2015, the External Investment Manager conditionally agreed to waive a limited amount of the base management fee and incentive fees otherwise earned during the year ended December 31, 2015. During the three months ended March 31, 2015 and 2014, the External Investment Manager earned $1.4 million and $0.3 million, respectively, of management fees (net of fees waived, if any) under the sub-advisory agreement with HMS Adviser.

        The investment in the External Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors. Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach (see further discussion in Note B.1.). Any change in fair value of the investment in the External Investment Manager is recognized on Main Street's consolidated statement of operations in "Net Change in Unrealized Appreciation (Depreciation)—Portfolio investments".

        The External Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The External Investment Manager has elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the External Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The External Investment Manager provides for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements.

        Main Street provides services to the External Investment Manager and charges the expenses necessary to perform these services to the External Investment Manager generally based on a combination of the direct time spent, new investment origination activity and assets under management, depending on the nature of the expense. For the three months ended March 31, 2015 and 2014, Main

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

Street charged $0.8 million and $0.3 million of total expenses, respectively, to the External Investment Manager.

        Summarized financial information from the separate financial statements of the External Investment Manager as of March 31, 2015 and December 31, 2014 and for the three months ended March 31, 2015 and 2014 is as follows:

	As of March 31,	As of December 31,
	2015	2014
	(in thousands)
Cash	$293	$130
Accounts receivable—HMS Income	1,433	1,120

Total assets	$1,726	$1,250

Accounts Payable to MSCC and subsidiaries	$827	$699
Dividend Payable to MSCC	399	253
Taxes Payable	500	298
Equity	—	—

Total liabilities and equity	$1,726	$1,250

	Three Months Ended March 31,	Three Months Ended March 31,
	2015	2014
	(in thousands)	(in thousands)
Management fee income	$1,428	$291
Expenses allocated from MSCC or its subsidiaries:
Salaries, share-based compensation and other personnel costs	(567)	(248)
Other G&A expenses	(260)	(43)

Total allocated expenses	(827)	(291)

Pre-tax income	601	—
Tax expense	(202)	—

Net income	$399	$—

NOTE E—SBIC DEBENTURES

        SBIC debentures payable were $225.0 million at both March 31, 2015 and December 31, 2014, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted-average annual interest rate on the SBIC debentures was 4.2%. as of both March 31, 2015 and December 31, 2014, respectively. The first principal maturity due under the existing SBIC debentures is in 2017, and the remaining weighted-average duration as of March 31, 2015 was approximately 6.3 years. For the three months ended March 31, 2015 and 2014, Main Street recognized interest expense attributable to the SBIC debentures of $2.5 million and $2.0 million, respectively. Main Street has incurred upfront leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of March 31, 2015, the recorded value of the SBIC debentures was $223.5 million which consisted of (i) $73.7 million recorded at fair value, or $1.5 million less than the $75.2 million face value of the SBIC debentures held in MSC II, and (ii) $149.8 million reported at face value and held in MSMF. As of March 31, 2015, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $209.4 million, or $15.6 million less than the $225.0 million face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity to support its investment and operational activities. The Credit Facility includes total commitments of $572.5 million from a diversified group of fifteen lenders and matures in September 2019. The Credit Facility also contains an accordion feature which allows Main Street to increase the total commitments under the facility up to $650.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.17% as of March 31, 2015) plus 2.00%, as long as Main Street maintains an investment grade rating (or 2.25% if Main Street does not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of March 31, 2015) plus 1.00%, as long as Main Street maintains an investment grade rating (or 1.25% if Main Street does not maintain an investment grade rating). Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership and assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2019, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At March 31, 2015, Main Street had $164.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.7 million and $1.8 million for the three months ended March 31, 2015 and 2014, respectively. As of March 31, 2015, the interest rate on the Credit Facility was 2.2%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE G—NOTES

  6.125% Notes

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). The 6.125% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year. The total net proceeds to Main Street from the 6.125% Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the 6.125% Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase the 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of March 31, 2015, the outstanding balance of the 6.125% Notes was $90.8 million. Main Street recognized interest expense related to the 6.125% Notes, including amortization of deferred loan costs, of $1.5 million for each of the three months ended March 31, 2015 and 2014, respectively.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 6.125% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

  4.50% Notes

        In November 2014, Main Street issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes") at an issue price of 99.53%. The 4.50% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at Main Street's option subject to certain make whole provisions. The 4.50% Notes bear interest at a rate of 4.50% per year payable semi-annually on June 1 and December 1 of each year. The total net proceeds from the 4.50% Notes, resulting from the issue price and after underwriting discounts and estimated offering expenses payable by us, were approximately $171.2 million. Main Street may from time to time

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

repurchase the 4.50% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of March 31, 2015, the outstanding balance of the 4.50% Notes was $175.0 million. Main Street recognized interest expense related to the 4.50% Notes, including amortization of deferred loan costs, of $2.1 million for the three months ended March 31, 2015.

        The indenture governing the 4.50% Notes (the "4.50% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 4.50% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes Indenture.

NOTE H—FINANCIAL HIGHLIGHTS

	Three Months Ended March 31,
	2015	2014
Per Share Data:
NAV at the beginning of the period	$20.85	$19.89
Net investment income(1)	0.51	0.52
Net realized gain (loss)(1)(2)	(0.05)	0.04
Net change in unrealized appreciation (depreciation)(1)(2)	0.30	0.17
Income tax provision(1)(2)	0.01	(0.05)

Net increase in net assets resulting from operations(1)	0.77	0.68
Dividends paid to stockholders from net investment income	(0.51)	(0.50)
Dividends paid to stockholders from realized gains/losses	—	—

Total dividends paid	(0.51)	(0.50)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.71	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.02	0.03
Other(3)	0.03	0.04

NAV at the end of the period	$21.87	$20.14

Market value at the end of the period	$30.90	$32.86
Shares outstanding at the end of the period	49,564,361	39,945,148

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

  certain per share data based on the shares outstanding as of a period end or transaction date.

	Three Months Ended March 31,
	2015	2014
	(in thousands, except percentages)
NAV at end of period	$1,083,893	$804,407
Average NAV	$1,011,938	$798,470
Average outstanding debt	$722,820	$543,482
Ratio of total expenses, including income tax expense, to average NAV(1)(2)	1.32%	1.47%
Ratio of operating expenses to average NAV(1)	1.35%	1.26%
Ratio of operating expenses, excluding interest expense, to average NAV(1)	0.58%	0.60%
Ratio of net investment income to average NAV(1)	2.32%	2.60%
Portfolio turnover ratio	4.30%	8.21%
Total investment return(3)	7.49%	1.97%
Total return based on change in NAV(4)	3.77%	3.44%

(1)
Total expenses are the sum of operating expenses and net income tax expense provision/benefit. Net income tax expense provision/benefit includes the accrual of net deferred tax expense provision/benefit on the net unrealized appreciation/depreciation on portfolio investments held in Taxable Subsidiaries and due to the change in net operating loss carryforwards, which are non-cash in nature and may vary significantly from period to period. Main Street is required to include net deferred tax expense provision/benefit in calculating its total expenses even though these net deferred taxes are not currently payable/receivable.

(2)
Not annualized.

(3)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid regular monthly dividends of $0.170 per share for each month of January through March 2015, totaling $23.0 million, or $0.510 per share for the three months ended March 31, 2015. The first quarter 2015 regular monthly dividends represent a 3% increase from the regular monthly dividends paid for the first quarter of 2014. During the first quarter 2015, Main Street declared and accrued a $0.175 per share regular monthly dividend that was paid in April 2015. For the three months ended March 31, 2014, Main Street paid total regular monthly dividends of $19.7 million, or $0.495 per share.

        MSCC has elected to be treated for U.S. federal income tax purposes as a RIC. MSCC's taxable income includes the taxable income generated by MSCC and certain of its subsidiaries, including the Funds, which are treated as disregarded entities for tax purposes. As a RIC, MSCC generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% U.S Federal excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the U.S federal income tax return for the applicable fiscal year.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 20% maximum tax rate (plus a 3.8% Medicare surtax, if applicable) on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for distributions will generally include both ordinary income and capital gains, but may also include qualified dividends or return of capital.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the three months ended March 31, 2015 and 2014.

	Three Months Ended March 31,
	2015	2014
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$35,424	$27,234
Book tax difference share-based compensation expense	1,090	853
Net change in unrealized appreciation	(13,762)	(6,717)
Income tax provision (benefit)	(291)	1,665
Pre-tax book (income) loss not consolidated for tax purposes	1,376	(470)
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	(601)	(186)

Estimated taxable income(1)	23,236	22,379
Taxable income earned in prior year and carried forward for distribution in current year	38,638	37,046
Taxable income earned prior to period end and carried forward for distribution next period	(46,527)	(46,259)
Dividend payable as of period end and paid in the following period	8,674	6,591

Total distributions accrued or paid to common stockholders	$24,021	$19,757

(1)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass-through" entities for tax purposes and to continue to comply with the "source-income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are consolidated with Main Street for U.S. GAAP financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries are not consolidated with MSCC for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. The taxable income, or loss, of the Taxable Subsidiaries may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        As previously discussed (see above in Note A.2.), MSCC's wholly owned subsidiary MSCP is included in Main Street's consolidated financial statements for financing reporting purposes. For tax purposes, MSCP has elected to be treated as a taxable entity, and therefore is not consolidated with MSCC for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of MSCP may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The income tax expense, or benefit, and the related tax assets and liabilities, generated by the Taxable Subsidiaries and MSCP, if any, are reflected in Main Street's consolidated financial statements. For the three months ended March 31, 2015, Main Street recognized a net income tax benefit of $0.3 million which principally consisted of a deferred tax benefit of $0.7 million, partially offset by $0.4 million of accruals for current U.S. federal income and excise taxes, state and other taxes. The deferred tax benefit is primarily the result of net unrealized depreciation on the portfolio investments held in the Taxable Subsidiaries. For the three months ended March 31, 2014, Main Street recognized a net income tax provision of $1.7 million which principally consisted of deferred taxes of $1.0 million, primarily as a result of net unrealized appreciation on the portfolio investments held in the Taxable Subsidiaries and other taxes of $0.7 million, which includes a $0.2 million accrual for excise tax on MSCC's estimated spillover taxable income and $0.5 million related to accruals for state and other taxes.

        The net deferred tax liability at March 31, 2015 and December 31, 2014 was $8.6 million and $9.2 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass-through" entities for tax purposes and excess deductions resulting from the restricted stock plans (see further discussion in Note L).

        In accordance with the realization requirements of ASC 718, Compensation—Stock Compensation, Main Street uses tax law ordering when determining when tax benefits related to equity compensation greater than equity compensation recognized for financial reporting should be realized. For the three months ended March 31, 2015, Main Street realized no increase to paid-in capital due to tax deductions related to equity compensation greater than equity compensation recognized for financial reporting compared to $0.3 million for the corresponding period in 2014. Additional paid-in capital increases of $1.8 million will be recognized in future periods when such tax benefits are ultimately realized by reducing taxes payable.

NOTE J—COMMON STOCK

        During March 2015, Main Street completed a public equity offering of 4,370,000 shares of common stock, including the underwriters' full exercise of their option to purchase 570,000 additional shares, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by Main Street, of approximately $127.8 million.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        During April 2014, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total net proceeds, including exercise of the underwriters' option to purchase additional shares and after deducting underwriting discounts and estimated offering expenses payable by Main Street, of approximately $139.7 million.

NOTE K—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of shares of common stock or through open market purchases of common stock. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan for their clients.

        For the three months ended March 31, 2015, $3.5 million of the total $23.0 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 116,330 newly issued shares and with the purchase of 3,131 shares of common stock in the open market. For the three months ended March 31, 2014, $3.2 million of the total $19.7 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 93,328 newly issued shares. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE L—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares generally vest over a four-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

approved by Main Street's Board of Directors, net of shares forfeited, and the remaining shares of restricted stock available for issuance as of March 31, 2015.

Restricted stock authorized under the plan	2,000,000
Less net restricted stock (granted)/forfeited on:
July 1, 2008	(245,645)
July 1, 2009	(98,993	)(1)
July 1, 2010	(149,357)
June 20, 2011	(116,909	)(1)
June 20, 2012	(130,196	)(1)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(725	)(1)
Quarter ended June 30, 2013	(236,852	)(1)
Quarter ended September 30, 2013	(12,688	)(1)
Quarter ended December 31, 2013	(61	)(1)
Quarter ended March 31, 2014	(397)
Quarter ended June 30, 2014	(209,130	)(1)
Quarter ended September 30, 2014	(13,570)
Quarter ended March 31, 2015	(683)

Restricted stock available for issuance as of March 31, 2015	772,318

(1)
Shares indicated are net of forfeited shares.

        As of March 31, 2015, the following table summarizes the restricted stock issued to Main Street's independent directors and the remaining shares of restricted stock available for issuance pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares are granted upon appointment or election to the board and vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over such service period.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)
June 13, 2013	(4,304)
August 6, 2013	(980)
May 29, 2014	(4,775)

Restricted stock available for issuance as of March 31, 2015	140,207

        For the three months ended March 31, 2015 and 2014, Main Street recognized total share-based compensation expense of $1.3 million and $0.9 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

        As of March 31, 2015, there was $9.7 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.7 years as of March 31, 2015.

NOTE M—COMMITMENTS AND CONTINGENCIES

        At March 31, 2015, Main Street had a total of $153.1 million in outstanding commitments comprised of (i) 30 investments with commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) six investments with capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, the External Investment Manager is treated as a wholly owned portfolio company of MSCC and is included as part of Main Street's Investment Portfolio. At March 31, 2015, Main Street had a receivable of $1.2 million due from the External Investment Manager which included approximately $0.8 million related to operating expenses incurred by the MSCC or its subsidiaries required to support the External Investment Manager's business, along with dividends declared but not paid by the External Investment Manager of approximately $0.4 million.

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days following the termination of a participant's service as a director. As of March 31, 2015, $0.6 million of directors' fees had been deferred under this plan. These deferred fees represented 18,672 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted-average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE O—SUBSEQUENT EVENTS

        In April 2015, Main Street declared a semi-annual supplemental cash dividend of $0.275 per share payable in June 2015. The semi-annual supplemental dividend is unchanged from the semi-annual supplemental dividend paid in June 2014. This supplemental cash dividend is in addition to the previously announced regular monthly cash dividends that Main Street declared for the second quarter of 2015 of $0.175 per share for each of April, May and June 2015.

        In April 2015, Main Street fully exited its investment in California Healthcare Medical Billing, Inc. ("CHMB"), a provider of outsourced medical billing, revenue cycle management, practice management and electronic health record (EHR) solutions to physicians, clinics, hospitals and health systems

MAIN STREET CAPITAL CORPORATION

Notes to Consolidated Financial Statements (Continued)

(Unaudited)

throughout the United States. Main Street made its initial investment in CHMB in October 2008, and realized a gain of approximately $3.3 million on the redemption of its equity and warrant positions by CHMB.

        In April 2015, Main Street amended the Credit Facility to increase total commitments from $572.5 million to $597.5 million and increase the accordion feature of the Credit Facility from $650.0 million to $750.0 million. The $25.0 million increase in total commitments was the result of a commitment increase by one of the existing lenders in the facility. The recent increase in total commitments was executed under the accordion feature of the Credit Facility which allows for an increase in total commitments under the facility up to $750.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        In May 2015, Main Street declared regular monthly dividends of $0.175 per share for each month of July, August and September of 2015. These regular monthly dividends equal a total of $0.525 per share for the third quarter of 2015 and represent a 6.1% increase from the regular monthly dividends declared for the third quarter of 2014. Including the regular monthly dividends declared for the third quarter of 2015 and the semi-annual supplemental dividend payable in June 2015, Main Street will have paid $15.065 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation) and subsidiaries ("the Company"), including the consolidated schedule of investments, as of December 31, 2014 and 2013 and the related consolidated statements of operations, changes in net assets and cash flows for each of three years in the period ended December 31, 2014 and the financial highlights (see Note I) for each of the five years in the period ended December 31, 2014. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included verification by confirmation of securities as of December 31, 2014 and 2013, by correspondence with the portfolio companies and custodians, or by other appropriate auditing procedures where replies where not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Main Street Capital Corporation and subsidiaries as of December 31, 2014 and 2013 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014, and the financial highlights for each of the five years in the period ended December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company's internal control over financial reporting as of December 31, 2014, based on criteria established in the 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 27, 2015 (not separately included herein), expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ GRANT THORNTON LLP

Dallas, Texas
February 27, 2015

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	December 31, 2014	December 31, 2013
ASSETS
Portfolio investments at fair value:
Control investments (cost: $342,847 and $277,411 as of December 31, 2014 and December 31, 2013, respectively)	$469,846	$356,973
Affiliate investments (cost: $266,243 and $242,592 as of December 31, 2014 and December 31, 2013, respectively)	278,675	268,113
Non-Control/Non-Affiliate investments (cost: $832,312 and $643,068 as of December 31, 2014 and December 31, 2013, respectively)	814,809	661,102

Total portfolio investments (cost: $1,441,402 and $1,163,071 as of December 31, 2014 and December 31, 2013, respectively)	1,563,330	1,286,188
Marketable securities and idle funds investments (cost: $10,604 and $14,885 as of December 31, 2014 and December 31, 2013, respectively)	9,067	13,301

Total investments (cost: $1,452,006 and $1,177,956 as of December 31, 2014 and December 31, 2013, respectively)	1,572,397	1,299,489
Cash and cash equivalents	60,432	34,701
Interest receivable and other assets	23,273	16,054
Receivable for securities sold	23,133	—
Deferred financing costs (net of accumulated amortization of $6,462 and $4,722 as of December 31, 2014 and December 31, 2013, respectively)	14,550	9,931

Total assets	$1,693,785	$1,360,175

LIABILITIES
Credit facility	$218,000	$237,000
SBIC debentures (par: $225,000 as of December 31, 2014 and $200,200 as of December 31, 2013, par of $75,200 is recorded at a fair value of $72,981 and $62,050 as of December 31, 2014 and December 31, 2013, respectively)	222,781	187,050
4.50% Notes	175,000	—
6.125% Notes	90,823	90,882
Payable for securities purchased	14,773	27,088
Deferred tax liability, net	9,214	5,940
Dividend payable	7,663	6,577
Accounts payable and other liabilities	10,701	10,549
Interest payable	4,848	2,556

Total liabilities	753,803	567,642
Commitments and contingencies (Note N)
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 45,079,150 and 39,852,604 shares issued and outstanding as of December 31, 2014 and December 31, 2013, respectively)	451	398
Additional paid-in capital	853,606	694,981
Accumulated net investment income, net of cumulative dividends of $293,789 and $199,140 as of December 31, 2014 and December 31, 2013, respectively	23,665	22,778
Accumulated net realized gain from investments (accumulated net realized gain from investments of $40,321 before cumulative dividends of $60,777 as of December 31, 2014 and accumulated net realized gain from investments of $17,115 before cumulative dividends of $43,449 as of December 31, 2013)	(20,456)	(26,334)
Net unrealized appreciation, net of income taxes	82,716	100,710

Total net assets	939,982	792,533

Total liabilities and net assets	$1,693,785	$1,360,175

NET ASSET VALUE PER SHARE	$20.85	$19.89

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Twelve Months Ended December 31,
	2014	2013	2012
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$40,122	$34,502	$24,752
Affiliate investments	26,151	23,573	20,340
Non-Control/Non-Affiliate investments	73,666	57,083	43,766

Interest, fee and dividend income	139,939	115,158	88,858
Interest, fee and dividend income from marketable securities and idle funds	824	1,339	1,662

Total investment income	140,763	116,497	90,520
EXPENSES:
Interest	(23,589)	(20,238)	(15,631)
Compensation	(12,337)	(8,560)	—
General and administrative	(7,134)	(4,877)	(2,330)
Share-based compensation	(4,215)	(4,210)	(2,565)
Expenses charged to the External Investment Manager	2,048	—	—
Expenses reimbursed to Internal Investment Manager	—	(3,189)	(10,669)

Total expenses	(45,227)	(41,074)	(31,195)

NET INVESTMENT INCOME	95,536	75,423	59,325
NET REALIZED GAIN (LOSS):
Control investments	(10)	8,669	(1,940)
Affiliate investments	12,019	981	16,215
Non-Control/Non-Affiliate investments	11,257	(2,705)	865
Marketable securities and idle funds investments	(60)	332	1,339
SBIC debentures	—	(4,775)	—

Total net realized gain (loss)	23,206	2,502	16,479

NET REALIZED INCOME	118,742	77,925	75,804
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	(824)	16,155	44,704
Marketable securities and idle funds investments	48	(1,652)	(240)
SBIC debentures	(10,931)	4,392	(4,751)
Investment in affiliated Investment Manager	—	—	(253)

Total net change in unrealized appreciation (depreciation)	(11,707)	18,895	39,460

INCOME TAXES:
Federal and state income, excise and other taxes	(3,013)	(3,556)	(2,818)
Deferred taxes	(3,274)	3,591	(8,002)

Income tax benefit (provision)	(6,287)	35	(10,820)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	100,748	96,855	104,444
Noncontrolling interest	—	—	(54)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$100,748	$96,855	$104,390

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$2.20	$2.06	$2.01

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$2.73	$2.13	$2.56

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$2.31	$2.65	$3.53

DIVIDENDS PAID PER SHARE:
Regular monthly dividends	$1.995	$1.860	$1.71
Supplemental dividends	0.550	0.800	—

Total dividends	$2.545	$2.660	$1.71

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	43,522,397	36,617,850	29,540,114

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

	Common Stock				Accumulated Net Realized Gain From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value
Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711
Public offering of common stock, net of offering costs	7,187,500	72	169,874	—	—	—	169,946
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)
Share-based compensation	—	—	2,565	—	—	—	2,565
Purchase of vested stock for employee payroll tax withholding	(43,503)	—	(1,096)	—	—	—	(1,096)
Dividend reinvestment	349,960	3	8,919	—	—	—	8,922
Issuance of restricted stock	151,509	2	(2)	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(35,987)	(15,189)	—	(51,176)
Net increase resulting from operations	—	—	—	59,325	16,479	28,640	104,444
Noncontrolling interest	—	—	—	—	—	(54)	(54)

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976

Balances at December 31, 2012	34,589,484	$346	$544,136	$35,869	$(19,155)	$81,780	$642,976
Public offering of common stock, net of offering costs	4,600,000	46	131,407	—	—	—	131,453
Share-based compensation	—	—	4,210	—	—	—	4,210
Purchase of vested stock for employee payroll tax withholding	(62,025)	(1)	(1,764)	—	—	—	(1,765)
Dividend reinvestment	433,218	4	13,622	—	—	—	13,626
Issuance of restricted stock	275,145	3	(3)	—	—	—	—
Consolidation of Internal Investment Manager	—	—	2,037	—	—	—	2,037
Issuances of common stock	18,125	—	578	—	—	—	578
Other	(1,343)	—	758	—	—	—	758
Dividends to stockholders	—	—	—	(83,739)	(14,456)	—	(98,195)
Net increase resulting from operations	—	—	—	70,648	7,277	18,930	96,855

Balances at December 31, 2013	39,852,604	$398	$694,981	$22,778	$(26,334)	$100,710	$792,533

Balances at December 31, 2013	39,852,604	$398	$694,981	$22,778	$(26,334)	$100,710	$792,533
Public offering of common stock, net of offering costs	4,600,000	46	139,651	—	—	—	139,697
Share-based compensation	—	—	4,215	—	—	—	4,215
Purchase of vested stock for employee payroll tax withholding	(46,955)	—	(1,495)	—	—	—	(1,495)
Dividend reinvestment	468,417	5	14,951	—	—	—	14,956
Amortization of directors' deferred compensation	—	—	297	—	—	—	297
Issuance of restricted stock	241,578	2	(2)	—	—	—	—
Tax benefit related to vesting of restricted shares	—	—	1,008	—	—	—	1,008
Forfeited shares of terminated employees	(36,494)	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(94,649)	(17,328)	—	(111,977)
Net increase (loss) resulting from operations	—	—	—	95,536	23,206	(17,994)	100,748

Balances at December 31, 2014	45,079,150	$451	$853,606	$23,665	$(20,456)	$82,716	$939,982

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

	Twelve Months Ended December 31,
	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$100,748	$96,855	$104,444
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Investments in portfolio companies	(831,192)	(767,457)	(639,776)
Proceeds from sales and repayments of debt investments in portfolio companies	512,084	446,042	400,017
Proceeds from sales of equity investments in portfolio companies	42,585	18,991	35,106
Investments in marketable securities and idle funds investments	(22,691)	(54,011)	(14,379)
Proceeds from sales and repayments of marketable securities and idle funds investments	26,958	51,662	34,504
Net change in unrealized appreciation (depreciation)	11,707	(18,895)	(39,460)
Net realized (gain) loss	(23,206)	(2,502)	(16,479)
Accretion of unearned income	(10,491)	(10,881)	(12,409)
Payment-in-kind interest	(4,685)	(5,041)	(4,425)
Cumulative dividends	(1,815)	(1,377)	(315)
Share-based compensation expense	4,215	4,210	2,565
Amortization of deferred financing costs	1,740	1,519	1,036
Deferred taxes	3,274	(3,591)	8,002
Changes in other assets and liabilities:
Interest receivable and other assets	(6,686)	87	2,681
Interest payable	2,292	(1,006)	(422)
Payable to Internal Investment Manager	—	(3,960)	(765)
Accounts payable and other liabilities	1,817	5,137	1,941
Deferred fees and other	2,428	3,512	2,475

Net cash used in operating activities	(190,918)	(240,706)	(135,659)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	139,697	131,453	169,946
Proceeds from public offering of 6.125% Notes	—	92,000	—
Repurchases of 6.125% Notes	(59)	(1,108)	—
Proceeds from public offering of 4.50% Notes	175,000	—	—
Dividends paid to stockholders	(95,935)	(83,180)	(39,922)
Proceeds from issuance of SBIC debentures	24,800	39,000	21,000
Repayments of SBIC debentures	—	(63,800)	(16,000)
Proceeds from credit facility	491,000	460,000	311,000
Repayments on credit facility	(510,000)	(355,000)	(286,000)
Payment of deferred loan costs and SBIC debenture fees	(6,359)	(6,288)	(2,201)
Other	(1,495)	(1,187)	(1,297)

Net cash provided by financing activities	216,649	211,890	156,526

Net increase (decrease) in cash and cash equivalents	25,731	(28,816)	20,867
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	34,701	63,517	42,650

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$60,432	$34,701	$63,517

Supplemental cash flow disclosures:
Interest paid	$19,559	$19,760	$15,017
Taxes paid	$4,152	$2,431	$798
Non-cash financing activities:
Shares issued pursuant to the DRIP	$14,956	$13,627	$8,922

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,000	2,954	3,000
		Member Units (1,500 units)(8)		1,500	1,970

				4,454	4,970
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	13,570	13,446	13,570
		Common Stock (57,508 shares)		6,350	11,210

				19,796	24,780
Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,980
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		9% Secured Debt (Maturity—October 17, 2016)	8,703	8,568	8,703
		Warrants (466,947 equivalent shares)		1,193	3,480
		Common Stock (207,789 shares)		1,177	1,460

				10,938	13,643
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	27,200
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	3,916	3,916	3,916
		Class B Member Units (12% cumulative)(8)		4,048	4,048
		Member Units (5,460 units)		5,273	2,510
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	968	968	968
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,240

				14,830	12,682
Datacom, LLC	Technology and Telecommunications Provider
		10.5% Secured Debt (Maturity—May 31, 2019)	11,205	11,103	11,103
		Member Units (6,453 units)		6,030	6,030

				17,133	17,133

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,400	5,320	5,320
		Member Units (1,200 units)(8)		1,200	1,360

				6,520	6,680
GRT Rubber Technologies LLC	Engineered Rubber Product Manufacturer
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—December 19, 2019)(9)	16,750	16,585	16,585
		Member Units (5,879 units)		13,065	13,065

				29,650	29,650
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	744	744	744
		Member Units (438 units)(8)		2,980	16,540

				3,724	17,284
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,487	5,409	5,487
		Preferred Stock (8% cumulative)(8)		1,260	1,260
		Common Stock (105,880 shares)		718	1,830

				7,387	8,577
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	370
		Member Units (Wallisville Real Estate, LLC) (588,210 units)(8)		1,215	2,220

				1,804	2,590
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720
IDX Broker, LLC	Provider of Marketing and CRM Tools for the Real Estate Industry
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—November 18, 2018)(9)	125	125	125
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,483	10,571
		Member Units (5,029 units)		5,029	5,450

				15,637	16,146

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Impact Telecom, Inc.	Telecommunications Services Provider
		LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,569	1,569
		13% Secured Debt (Maturity—May 31, 2018)	22,500	15,515	15,515
		Warrants (5,516,667 equivalent shares)		8,000	4,160

				25,084	21,244
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—January 15, 2015)	3,100	3,100	3,100
		Warrants (1,046 equivalent units)		1,129	2,540

				4,229	5,640
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 3.25%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	3,655	3,618	3,655
		Member Units (627 units)(8)		811	3,580

				4,429	7,235
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2015)	1,550	1,550	1,550
		Preferred Equity (non-voting)		439	439
		Warrants (71 equivalent units)		54	40
		Member Units (700 units)(8)		100	360

				2,143	2,389
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,112	10,112
		Preferred Member Units (2,669 units)		3,750	3,750

				13,862	13,862
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,829 units)(8)		1,244	10,180
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	927	927	927
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	550

				8,071	17,307
MSC Adviser I, LLC(16)	Third Party Investment Advisory Services
		Member Units (Fully diluted 100.0%)(8)		—	15,580

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Mystic Logistics, Inc	Logistics and Distribution Services Provider for Large Volume Mailers
		12% Secured Debt (Maturity—August 15, 2019)	10,000	9,790	9,790
		Common Stock (5,873 shares)		2,720	2,720

				12,510	12,510
NAPCO Precast, LLC	Precast Concrete Manufacturing	Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	625	615	625
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,915	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,440	4,468
		Member Units (2,955 units)(8)		2,975	7,560

				10,945	15,576
NRI Clinical Research, LLC	Clinical Research Service Provider
		14% Secured Debt (Maturity—September 8, 2016)	4,889	4,779	4,779
		Warrants (251,723 equivalent units)		252	160
		Member Units (671,233 units)		671	722

				5,702	5,661
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,590	11,590
		Warrants (14,331 equivalent units)		817	970
		Member Units (50,877 units)(8)		2,900	3,190

				15,307	15,750
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420
Pegasus Research Group, LLC (Televerde)	Provider of Telemarketing and Data Services
		Member Units (460 units)(8)		1,290	5,860
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,848	7,860
		Common Stock (1,961 shares)		2,150	8,160

				9,998	16,020
Principle Environmental, LLC	Noise Abatement Service Provider
		12% Secured Debt (Maturity—April 30, 2017)	4,060	3,813	4,060
		12% Current / 2% PIK Secured Debt (Maturity—April 30, 2017)	3,244	3,227	3,244
		Preferred Member Units (19,631 units)		4,663	11,830
		Warrants (1,036 equivalent units)		1,200	720

				12,903	19,854

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	468	468
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)(8)		1,150	2,570
		Member Units (RA Properties, LLC) (1,500 units)		369	369

				2,487	3,907
SoftTouch Medical Holdings LLC	Home Provider of Pediatric Durable Medical Equipment
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—October 31, 2019)(9)	8,500	8,417	8,417
		Member Units (4,526 units)		5,015	5,015

				13,432	13,432
Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,266	11,400
		Member Units (1,680 units)(8)		1,680	4,920
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,212	3,250
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	470

				16,638	20,040
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		9% Secured Debt (Maturity—October 8, 2018)	2,724	2,724	2,724
		Series A Preferred Units (2,500 units; 10% Cumulative)		2,500	980
		Warrants (1,424 equivalent units)		1,096	—
		Member Units (MPI Real Estate Holdings, LLC) (100% Fully diluted)(8)		2,300	2,300

				8,620	6,004
Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	4,693	4,617	4,693
		Member Units (7,282 units)		7,100	13,650

				11,717	18,343
Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	1,802	1,802	1,802
		Member Units (1,006 units)(8)		1,113	3,500

				2,915	5,302

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,169	3,154
		Series A Preferred Stock (3,000,000 shares)		3,000	3,250
		Common Stock (1,126,242 shares)		3,706	100

				9,875	6,504
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,500	1,491	1,491
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,509	5,509	4,880
		Warrants (587 equivalent units)		600	—

				7,600	6,371

Subtotal Control Investments (29.9% of total investments at fair value)				342,847	469,846

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
AFG Capital Group, LLC	Provider of Rent-to-Own Financing Solutions and Services
		11% Secured Debt (Maturity—November 7, 2019)	6,800	6,465	6,465
		Warrants (42 equivalent units)		259	259
		Member Units (186 units)		1,200	1,200

				7,924	7,924
Boss Industries, LLC	Manufacturer and Distributor of Air Compressors, Auxiliary Power Units, Gas Booster Systems and Vapor Recovery Systems
		Preferred Member Units (2,242 units)		2,000	2,000
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions Provider
		13% Secured Debt (Maturity—April 18, 2017)	6,000	5,837	5,837
		Warrants (19 equivalent shares)		200	710

				6,037	6,547
Brightwood Capital Fund III, LP(12)(13)	Investment Partnership
		LP Interests (Brightwood Capital Fund III, LP) (Fully diluted 9.1%)(8)		8,448	8,448
CAI Software LLC	Provider of Specialized Enterprise Resource Planning Software
		12% Secured Debt (Maturity—October 10, 2019)	5,400	5,348	5,348
		Member Units (65,356 units)		654	654

				6,002	6,002
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays Provider
		Member Units (3,936 units)(8)		100	610
Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		18,575	18,378
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)(8)		7,734	7,734

				26,309	26,112
Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,723	20,403	20,723
		Common Stock (19,467 shares)		5,213	13,780

				25,616	34,503

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 20.2%)(8)		2,325	2,325
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 6.4%)(8)		738	738

				3,063	3,063
East Teak Fine Hardwoods, Inc.	Distributor of Hardwood Products
		Common Stock (5,000 shares)(8)		480	860
East West Copolymer & Rubber, LLC	Manufacturer of Synthetic Rubbers
		12% Secured Debt (Maturity—October 17, 2019)	9,600	9,436	9,436
		Warrants (1,823,278 equivalent units)		50	50

				9,486	9,486
Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)(8)		4,677	4,677
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		10% Secured Debt (Maturity—November 21, 2016)	13,046	12,749	10,782
		Warrants (29,025 equivalent units)		400	—

				13,149	10,782
Glowpoint, Inc.	Provider of Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	400	396	396
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,909	8,909
		Common Stock (7,711,517 shares)		3,958	8,480

				13,263	17,785
Guerdon Modular Holdings, Inc.	Multi-Family and Commercial Modular Construction Company
		11% Secured Debt (Maturity—August 13, 2019)	11,200	11,044	11,044
		Common Stock (213,221 shares)		2,400	2,400

				13,444	13,444
Houston Plating and Coatings, LLC	Provider of Plating and Industrial Coating Services
		Member Units (248,082 units)(8)		996	11,470
Indianhead Pipeline Services, LLC	Provider of Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	6,900	6,625	6,625
		Preferred Member Units (28,905 units; 8% cumulative)(8)		1,960	1,960
		Warrants (38,193 equivalent units)		459	—
		Member Units (14,732 units)		1	—

				9,045	8,585

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

irth Solutions, LLC	Provider of Damage Prevention Information Technology Services
		Member Units (128 units)(8)		624	3,960
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	8,250	8,198	8,250
		Member Units (250 units)(8)		341	6,120

				8,539	14,370
L.F. Manufacturing Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)(8)		2,019	2,374
MPS Denver, LLC	Specialty Card Printing
		Member Units (13,800 units)		1,130	1,130
OnAsset Intelligence, Inc.	Provider of Transportation Monitoring / Tracking Products and Services
		12% PIK Secured Debt (Maturity—March 31, 2015)	3,553	3,553	3,553
		Preferred Stock (912 shares; 7% cumulative)(8)		1,947	2,700
		Warrants (5,333 equivalent shares)		1,919	—

				7,419	6,253
OPI International Ltd.(13)	Provider of Man Camp and Industrial Storage Services
		Common Stock (20,766,317 shares)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		2,259	4,430
Quality Lease and Rental Holdings, LLC	Provider of Rigsite Accommodation Unit Rentals and Related Services
		8% Secured Debt (Maturity—October 1, 2014)(14)(17)	157	157	157
		12% Secured Debt (Maturity—January 8, 2018)(14)	36,577	36,073	11,500
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				38,730	11,657
Radial Drilling Services Inc.	Oil and Gas Technology Provider
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,792	3,792
		Warrants (316 equivalent shares)		758	—

				4,550	3,792

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Samba Holdings, Inc.	Provider of Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	26,418	26,188	26,418
		Common Stock (170,963 shares)		2,087	6,030

				28,275	32,448
SYNEO, LLC	Manufacturer of Automation Machines, Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	2,700	2,674	2,674
		Member Units (1,177 units)(8)		1,097	801
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,415	1,415

				5,186	4,890
Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	14,100	13,861	13,861
		Class C Preferred Stock (Fully diluted 10.0%; 10% cumulative)(8)		2,241	2,241

				16,102	16,102

Subtotal Affiliate Investments (17.7% of total investments at fair value)				266,243	278,675

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Accuvant Finance, LLC(11)	Cyber Security Value Added Reseller
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—October 22, 2020)(9)	5,597	5,546	5,583
Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	6,000	5,937	5,888
AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,550	2,496	2,282
AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi- Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	21,002	20,863	20,863
		Common Stock (60,240 shares)		2,000	1,840

				22,863	22,703
AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		10% Secured Debt (Maturity—November 30, 2019)	979	979	979
		10% Secured Debt (Maturity—January 31, 2020)	6,050	6,050	6,050

				7,029	7,029
AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—September 18, 2021)(9)	4,988	4,915	4,913
Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75% / 1.75% PIK, Current Coupon Plus PIK 9.50%, Secured Debt (Maturity—May 21, 2020)(9)	10,916	10,842	6,559
AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	6,930	6,744	6,930

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Applied Products, Inc.(10)	Adhesives Distributor
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—September 30, 2019)(9)	6,236	6,170	6,170
Aptean, Inc.(11)	Enterprise Application Software Provider
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—February 26, 2020)(9)	7,667	7,642	7,450
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	4,594	4,549	4,548
ATS Workholding, Inc.(10)	Manufacturer of Machine Cutting Tools and Accessories
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—March 10, 2019)(9)	6,558	6,506	6,506
Beers Enterprises, Inc.(10)	Provider of Broadcast Video Transport Services
		Prime Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—March 19, 2019)(9)	6,263	6,210	6,210
Bioventus LLC(10)	Production of Orthopedic Healing Products
		LIBOR Plus 10.00% (Floor 1.00%), Current Coupon 11.00%, Secured Debt (Maturity—April 10, 2020)(9)	5,000	4,903	4,987
Blackbrush Oil and Gas LP(11)	Oil & Gas Exploration
		LIBOR Plus 6.50%, (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—July 30, 2021)(9)	4,000	3,971	3,320
Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	6,224	6,189	6,131
Blue Bird Body Company(11)	School Bus Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—June 26, 2020)(9)	11,500	11,339	11,443
Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 6, 2020)(9)	7,500	7,213	7,237

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Brainworks Software, LLC(10)	Advertising Sales and Production and Newspaper Circulation Software
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—July 22, 2019)(9)	6,263	6,182	6,182
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	2,143	2,128	2,121
Brundage-Bone Concrete Pumping, Inc.(11)	Construction Services Provider
		10.375% Secured Debt (Maturity—September 1, 2021)	2,500	2,500	2,556
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2015)(14)	7,225	7,176	2,878
		Warrants (125,000 equivalent shares)		17	—

				7,193	2,878
Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	2,476	2,457	2,458
Cengage Learning Acquisitions, Inc.(11)	Provider of Educational Print and Digital Services
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—March 31, 2020)(9)	4,000	3,990	3,975
CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,975	1,780
Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,938	4,900	4,822
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50%, (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,467	2,475

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Clarius ASIG, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—September 14, 2014)(17)	2,723	2,663	2,723
Clarius BIGS, LLC(10)	Prints & Advertising Film Financing
		12% PIK Secured Debt (Maturity—January 5, 2015)(14)	4,400	4,285	1,848
Compact Power Equipment, Inc.	Equipment / Tool Rental
		12% Secured Debt (Maturity—October 1, 2017)	4,100	4,085	4,100
		Series A Preferred Stock (4,298,435 shares; 8% cumulative)(8)		1,079	2,401

				5,164	6,501
Covenant Surgical Partners, Inc.(11)	Ambulatory Surgical Centers
		8.75% Secured Debt (Maturity—August 1, 2019)	2,000	2,000	2,020
CRGT Inc.(11)	Provider of Custom Software Development
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 19, 2020)(9)	10,000	9,800	9,850
CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	7,109	7,050	7,037
Darr Equipment LP(10)	Heavy Equipment Dealer
		11.75% Current / 2% PIK Secured Debt (Maturity—April 15, 2020)	20,291	19,676	19,676
		Warrants (915,734 equivalent units)		474	474

				20,150	20,150
Digity Media LLC(11)	Radio Station Operator
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—February 10, 2019)(9)	7,406	7,335	7,387
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,920
ECP-PF Holdings Group, Inc.(10)	Fitness Club Operator
		LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt (Maturity—November 26, 2019)(9)	5,625	5,570	5,570

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		3,430	3,240
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.4%)(8)		1,561	1,325
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)(8)		1,654	1,477
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.0%)(8)		4,586	4,567
		LP Interests (EnCap Flatrock Midstream Fund III, L.P.) (Fully diluted 0.8%)		184	184

				11,415	10,793
Energy and Exploration Partners, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 6.75% (Floor 1.00%), Current Coupon 7.75%, Secured Debt (Maturity—January 22, 2019)(9)	9,461	9,054	6,788
e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	12,687	12,518	12,560
Evergreen Skills Lux S.á r.l. (d/b/a Skillsoft)(11)	Technology-based Performance Support Solutions
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—April 28, 2022)(9)	3,000	2,979	2,845
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,400	5,330	4,132
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,840	7,791	7,840
Flavors Holdings Inc.(11)	Global Provider of Flavoring and Sweetening Products and Solutions
		LIBOR Plus 5.75% (Floor 1.00%), Current Coupon 6.75%, Secured Debt (Maturity—April 30, 2020)(9)	4,938	4,746	4,728

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	5,935	5,928	5,907
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	700	698	684

				6,626	6,591
GI KBS Merger Sub LLC(11)	Outsourced Janitorial Services to Retail/Grocery Customers
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—April 29, 2022)(9)	800	784	796
Grace Hill, LLC(10)	Online Training Tools for the Multi-Family Housing Industry
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—August 15, 2019)(9)	9,546	9,436	9,436
Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,913	4,846	4,775
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,925	1,920

				6,771	6,695
GST Autoleather, Inc.(11)	Automotive Leather Manufacturer
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—July 10, 2020)(9)	9,975	9,882	9,825
Guitar Center, Inc.(11)	Musical Instruments Retailer
		6.5% Secured Debt (Maturity—April 15, 2019)	7,000	6,817	6,020
Halcon Resources Corporation(11)(13)	Oil & Gas Exploration & Production
		9.75% Unsecured Debt (Maturity—July 15, 2020)	6,925	6,335	5,194
Hostway Corporation(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 13, 2019)(9)	9,750	9,671	9,652
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 11, 2020)(9)	5,000	4,917	4,950

				14,588	14,602

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Hunter Defense Technologies, Inc.(11)	Provider of Military and Commercial Shelters and Systems
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—August 5, 2019)(9)	9,875	9,783	9,752
ICON Health & Fitness, Inc.(11)	Producer of Fitness Products
		11.875% Secured Debt (Maturity—October 15, 2016)	4,385	4,323	4,122
iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	10,029	9,905	9,277
Infinity Acquisition Finance Corp.(11)	Application Software for Capital Markets
		7.25% Unsecured Debt (Maturity—August 1, 2022)	4,000	4,000	3,620
Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino Owner & Operator
		9.25% Secured Debt (Maturity—November 30, 2020)	3,851	3,687	3,697
iQor US Inc.(11)	Business Process Outsourcing Services Provider
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—April 1, 2021)(9)	9,987	9,789	9,288
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Service Provider
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,509	4,396	4,509
Joerns Healthcare, LLC(11)	Manufacturer and Distributor of Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 9, 2020)(9)	9,950	9,853	9,838
John Deere Landscapes LLC(10)	Distributor of Landscaping Supplies
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—December 23, 2019)(9)	8,573	8,193	8,193
Keypoint Government Solutions, Inc.(11)	Provider of Pre-Employment Screening Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—November 13, 2017)(9)	4,726	4,668	4,702

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Lansing Trade Group LLC(11)	Commodity Merchandiser
		9.25% Unsecured Debt (Maturity—February 15, 2019)	6,000	6,000	5,610
Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 7, 2019)(9)	6,895	6,842	6,636
LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,417	16,278	16,417
LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		2,250	5,764
MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,258	7,198	7,276
MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,411	5,292	5,289
Messenger, LLC(10)	Supplier of Specialty Stationary and Related Products to the Funeral Industry
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 5, 2019)(9)	13,639	13,518	13,518
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—November 9, 2018)(9)	7,847	7,806	7,670
Minute Key, Inc.	Operator of Automated Key Duplication Kiosks
		10% Current / 2% PIK Secured Debt (Maturity—September 19, 2019)	4,023	3,985	3,985
Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (12% cumulative)(8)		792	792
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—September 25, 2017)(9)(14)	6,302	6,119	1,954
		Warrants (1,375 equivalent shares)		151	1

				6,270	1,955

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Mood Media Corporation(11)(13)	Provider of Electronic Equipment
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—May 1, 2019)(9)	12,193	12,053	11,964
MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 19, 2019)(9)	4,416	4,378	4,394
New Media Holdings II LLC(11)(13)	Local Newspaper Operator
		LIBOR Plus 6.25% (Floor 1.00%), Current Coupon 7.25%, Secured Debt (Maturity—June 4, 2020)(9)	14,925	14,649	14,776
Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—June 18, 2015)(9)	12,541	12,518	12,478
North Atlantic Trading Company, Inc.(11)	Marketer/Distributor of Tobacco Products
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—January 13, 2020)(9)	7,426	7,361	7,305
Novitex Intermediate, LLC(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—July 7, 2020)(9)	5,985	5,929	5,746
Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,205	5,205	5,205
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—August 23, 2017)(9)	6,994	6,949	6,889
Parq Holdings Limited Partnership(11)(13)	Hotel & Casino Operator
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—December 17, 2020)(9)	6,226	6,078	6,108
Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Debt (Maturity—January 15, 2018)	2,755	2,728	2,066

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Pernix Therapeutics Holdings, Inc.(10)(13)	Pharmaceutical Royalty—Anti-Migraine
		12% Secured Debt (Maturity—August 1, 2020)	4,000	4,000	4,000
PeroxyChem LLC(11)	Chemical Manufacturer
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—February 28, 2020)(9)	8,933	8,774	8,843
Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,948	2,917	2,785
Pike Corporation(11)	Construction and Maintenance Services for Electric Transmission and Distribution Infrastructure
		LIBOR Plus 8.50% (Floor 1.00%), Current Coupon 9.50%, Secured Debt (Maturity—June 22, 2022)(9)	15,000	14,628	14,825
Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	4,325	4,311	4,309
Primesight Limited(10)(13)	Outdoor Advertising Operator
		10% Secured Debt (Maturity—October 22, 2016)	8,869	8,806	8,284
Printpack Holdings, Inc.(11)	Manufacturer of Flexible and Rigid Packaging
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—May 29, 2020)(9)	5,468	5,417	5,450
PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	11,946	11,828	11,828
QBS Parent, Inc.(11)	Provider of Software and Services to the Oil & Gas Industry
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2021)(9)	10,000	9,905	9,825

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

RCHP, Inc.(11)	Regional Non-Urban Hospital Owner/Operator
		LIBOR Plus 9.50% (Floor 1.00%), Current Coupon 10.50%, Secured Debt (Maturity—October 23, 2019)(9)	4,000	3,945	3,990
Recorded Books Inc.(11)	Audiobook and Digital Content Publisher
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2020)(9)	12,031	11,925	11,941
Relativity Media, LLC(10)	Full-Scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 30, 2015)	5,787	5,772	5,801
		15% PIK Secured Debt (Maturity—May 30, 2015)	7,410	7,347	7,558
		Class A Units (260,194 units)		292	1,086

				13,411	14,445
Renaissance Learning, Inc.(11)	Technology-based K-12 Learning Solutions
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—April 11, 2022)(9)	3,000	2,972	2,880
RGL Reservoir Operations Inc.(11)(13)	Oil & Gas Equipment and Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—August 13, 2021)(9)	3,990	3,876	3,219
RLJ Entertainment, Inc.(10)	Movie and TV Programming Licensee and Distributor
		LIBOR Plus 8.75% (Floor 0.25%), Current Coupon 9.00%, Secured Debt (Maturity—September 11, 2019)(9)	11,399	11,318	11,318
SAExploration, Inc.(10)(13)	Geophysical Services Provider
		Common Stock (6,472 shares)(8)		65	27
Sage Automotive Interiors, Inc(11)	Automotive Textiles Manufacturer
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 8, 2021)(9)	3,000	2,971	2,985
Sagittarius Restaurants LLC (d/b/a Del Taco)(11)	Mexican/American QSR Restaurant Chain
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—October 1, 2018)(9)	4,591	4,572	4,562
SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 14, 2019)(9)	7,481	7,421	7,519

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 7.50% (Floor 1.50%), Current Coupon 9.00%, Secured Debt (Maturity—April 21, 2017)(9)	10,984	10,564	10,160
Symphony Teleca Services, Inc.(11)	Outsourced Product Development
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 7, 2019)(9)	14,000	13,870	13,930
Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,913	6,798	6,822
Targus Group International(11)	Distributor of Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,288	4,299	3,495
TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,830	6,813	6,796
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,480	2,512

				9,293	9,308
Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.50% (Floor 1.00%), Current Coupon 8.50%, Secured Debt (Maturity—November 25, 2020)(9)	5,000	4,945	3,615
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301
The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	1,980	1,964	1,930
Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—December 27, 2017)(9)	6,278	6,178	6,255

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

TOMS Shoes, LLC(11)	Global Designer, Distributor, and Retailer of Casual Footwear
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—October 30, 2020)(9)	5,000	4,511	4,625
Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	12,445	12,305	12,445
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)(14)	10,776	10,173	7,942
		5% Current / 2.25% PIK Secured Debt (Maturity—August 13, 2019)(14)	640	640	640
		Warrants (267,302 equivalent shares)		449	—

				11,262	8,582
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 4.25% (Floor 1.00%), Current Coupon 5.25%, Secured Debt (Maturity—January 31, 2019)(9)	5,094	5,084	5,082
Universal Wellhead Services Holdings, LLC(10)	Provider of Wellhead Equipment, Designs, and Personnel to the Oil & Gas Industry
		Class A Units(4,000,000 units)		4,000	4,000
US Joiner Holding Company(11)	Marine Interior Design and Installation
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—April 16, 2020)(9)	7,444	7,410	7,332
Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Debt (Maturity—June 5, 2017)	7,000	7,000	6,790
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,479	1,479
		Preferred Class A Units (14 units; 5% cumulative)(8)		344	344
		Warrants (11 equivalent units)		186	186

				2,009	2,009

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,941	4,872
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 1, 2018)(9)	5,395	5,391	5,153
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,750	1,727	1,636
Worley Claims Services, LLC(10)	Insurance Adjustment Management and Services Provider
		LIBOR Plus 8.00% (Floor 1.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 31, 2020)(9)	6,500	6,437	6,533
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		Warrants (952,500 equivalent shares)		1,071	1,071

Subtotal Non-Control/Non-Affiliate Investments (51.8% of total investments at fair value)				832,312	814,809

Total Portfolio Investments, December 31, 2014				1,441,402	1,563,330

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2014

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
Solar Senior Capital Ltd.(13)(15)	Business Development Company
		Common Stock (39,000 shares)(8)		742	584
Other Marketable Securities and Idle Funds Investments(13)(15)	Investments in Marketable Securities and Diversified, Registered Bond Funds		518	9,862	8,483

Subtotal Marketable Securities and Idle Funds Investments (0.6% of total investments at fair value)				10,604	9,067

Total Investments, December 31, 2014				$1,452,006	$1,572,397

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. Substantially all of the Company's assets are encumbered either as security for the Company's credit agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B for a summary of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
Marketable securities and idle fund investments.

(16)
External Investment Manager.

(17)
Maturity date is under on-going negotiations with the portfolio company and other lenders, if applicable.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
ASC Interests, LLC	Recreational and Educational Shooting Facility
		11% Secured Debt (Maturity—July 31, 2018)	3,500	3,434	3,434
		Member Units (1,500 units)		1,500	1,500

				4,934	4,934
Bond-Coat, Inc.	Casing and Tubing Coating Services
		12% Secured Debt (Maturity—December 28, 2017)	14,750	14,581	14,750
		Common Stock (56,330 shares)		6,220	8,850

				20,801	23,600
Café Brazil, LLC	Casual Restaurant Group
		Member Units (1,233 units)(8)		1,742	6,770
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,973	8,103
		Warrants (466,947 equivalent shares)		1,193	3,380
		Common Stock (207,789 shares)		1,177	1,560

				10,343	13,043
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		Member Units (416 units)(8)		1,300	16,700
Ceres Management, LLC (Lambs Tire & Automotive)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2018)	4,000	4,000	4,000
		Class B Member Units (12% cumulative)(8)		3,586	3,586
		Member Units (5,460 units)		5,273	1,190
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,017	1,017	1,017
		Member Units (Lamb's Real Estate Investment I, LLC) (1,000 units)(8)		625	1,060

				14,501	10,853
Garreco, LLC	Manufacturer and Supplier of Dental Products
		14% Secured Debt (Maturity—January 12, 2018)	5,800	5,693	5,693
		Member Units (1,200 units)		1,200	1,200

				6,893	6,893

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (438 units)(8)		2,980	13,220

				3,899	14,139
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	4,896	4,659	4,896
		Preferred Stock (8% cumulative)(8)		1,167	1,167
		Common Stock (107,456 shares)		718	1,340

				6,544	7,403
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (500 units)(8)		589	440
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	2,050

				1,804	2,490
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (7,095 shares)(8)		7,095	13,720
IDX Broker, LLC	Provider of Marketing and CRM Tools for Real Estate
		12.5% Secured Debt (Maturity—November 18, 2018)	10,571	10,467	10,467
		Member Units (5,029 units)		5,029	5,029

				15,496	15,496
Impact Telecom, Inc.	Telecommunications Services
		LIBOR Plus 4.50% (Floor 2.00%), Current Coupon 6.50%, Secured Debt (Maturity—May 31, 2018)(9)	1,575	1,568	1,568
		13% Secured Debt (Maturity—May 31, 2018)	22,500	14,690	14,690
		Warrants (5,516,667 equivalent shares)		8,000	8,760

				24,258	25,018
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		15% Secured Debt (Maturity—September 15, 2014)	3,550	3,483	3,550
		Warrants (1,046 equivalent units)		1,129	2,200

				4,612	5,750
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 6.75% (Floor 3.25%), Current Coupon 10.00%, Secured Debt (Maturity—November 14, 2016)(9)	4,255	4,193	4,255
		Member Units (627 units)(8)		811	3,310

				5,004	7,565

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,676	1,676	1,676
		Preferred Stock (non-voting)		459	470
		Warrants (71 equivalent units)		54	30
		Member Units (700 units)		100	250

				2,289	2,426
Marine Shelters Holdings, LLC (LoneStar Marine Shelters)	Fabricator of Marine and Industrial Shelters
		12% Secured Debt (Maturity—December 28, 2017)	10,250	10,076	10,076
		Preferred Member Units (2,669 units)		3,750	3,750

				13,826	13,826
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2017)	1,750	1,750	1,750
		12% Secured Debt (Maturity—December 18, 2017)	3,900	3,900	3,900
		Member Units (2,774 units)(8)		1,132	8,280
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	972	972	972
		Member Units (Mid—Columbia Real Estate, LLC) (250 units)(8)		250	440

				8,004	15,342
MSC Adviser I, LLC(15)	Investment Partnership
		Member Units (Fully diluted 100.0%)		—	1,064
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—September 1, 2015)(9)	2,750	2,703	2,750
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—February 1, 2016)(9)	2,923	2,893	2,923
		18% Secured Debt (Maturity—February 1, 2016)	4,468	4,418	4,468
		Member Units (2,955 units)(8)		2,975	5,920

				12,989	16,061
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,394	4,226	4,226
		Warrants (251,723 equivalent units)		252	440
		Member Units (500,000 units)		500	870

				4,978	5,536

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,382	12,100
		Warrants (14,331 equivalent units)		817	1,420
		Member Units (50,877 units)(8)		2,900	5,050

				15,099	18,570
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		Common Stock (1,500 shares)(8)		1,080	13,420
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		15% Secured Debt (Maturity—January 6, 2016)	4,791	4,760	4,791
		Member Units (450 units)(8)		1,250	4,860

				6,010	9,651
PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	7,860	7,827	7,860
		Common Stock (2,000 shares)		2,150	7,990

				9,977	15,850
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	3,506	3,070	3,506
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	4,674	4,617	4,656
		Warrants (1,036 equivalent units)		1,200	2,620
		Member Units (1,553 units)(8)		1,863	4,180

				10,750	14,962
River Aggregates, LLC	Processor of Construction Aggregates
		Zero Coupon Secured Debt (Maturity—June 30, 2018)	750	421	421
		12% Secured Debt (Maturity—June 30, 2018)	500	500	500
		Member Units (1,150 units)		1,150	—
		Member Units (RA Properties, LLC) (1,500 units)		369	369

				2,440	1,290
Southern RV, LLC	Recreational Vehicle Dealer
		13% Secured Debt (Maturity—August 8, 2018)	11,400	11,239	11,239
		Member Units (1,680 units)(8)		1,680	1,680
		13% Secured Debt (Southern RV Real Estate, LLC) (Maturity—August 8, 2018)	3,250	3,204	3,204
		Member Units (Southern RV Real Estate, LLC) (480 units)		480	480

				16,603	16,603

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—July 1, 2014)	1,079	1,079	880
		6% Current / 6% PIK Secured Debt (Maturity—July 1, 2014)	5,639	5,639	4,600
		Warrants (1,068 equivalent units)		1,096	—

				7,814	5,480
Travis Acquisition LLC	Manufacturer of Aluminum Trailers
		12% Secured Debt (Maturity—August 30, 2018)	9,200	9,025	9,025
		Member Units (7,282 units)		7,100	7,100

				16,125	16,125
Uvalco Supply, LLC	Farm and Ranch Supply Store
		9% Secured Debt (Maturity—January 1, 2019)	2,175	2,175	2,175
		Member Units (1,006 units)(8)		1,113	3,730

				3,288	5,905
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		13% Secured Debt (Maturity—December 23, 2016)	3,204	3,158	3,158
		Series A Preferred Stock (3,000,000 shares)		3,000	1,510
		Common Stock (1,126,242 shares)		3,706	—

				9,864	4,668
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt (Maturity—October 1, 2018)(9)	1,000	1,000	1,000
		9% Current / 9% PIK Secured Debt (Maturity—October 1, 2018)	5,449	5,449	4,820
		Warrants (587 equivalent units)		600	—

				7,049	5,820

Subtotal Control Investments (27.5% of total investments at fair value)				277,411	356,973

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (674,677 equivalent shares)		50	10,100
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,799	4,799
		Warrants (19 equivalent shares)		200	530

				4,999	5,329
Buffalo Composite Materials Holdings, LLC(10)	Manufacturer of Fiberglass Products
		Member Units (2,000,000 units)		2,035	2,035
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		12% Secured Debt (Maturity—July 31, 2018)	3,750	3,750	3,750
		Warrants (2,755 equivalent units)		100	540

				3,850	4,290
Congruent Credit Opportunities Funds(12)(13)	Investment Partnership
		LP Interests (Congruent Credit Opportunities Fund II, LP) (Fully diluted 19.8%)(8)		22,060	22,692
		LP Interests (Congruent Credit Opportunities Fund III, LP) (Fully diluted 17.4%)		4,128	4,128

				26,188	26,820
Daseke, Inc.	Specialty Transportation Provider
		12% Current / 2.5% PIK Secured Debt (Maturity—July 31, 2018)	20,206	19,828	19,828
		Common Stock (18,038 shares)		4,642	11,689

				24,470	31,517
Dos Rios Partners(12)(13)	Investment Partnership
		LP Interests (Dos Rios Partners, LP) (Fully diluted 27.7%)		1,269	1,269
		LP Interests (Dos Rios Partners—A, LP) (Fully diluted 9.1%)		403	403

				1,672	1,672
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (5,000 shares)		480	450
Freeport Financial SBIC Fund LP(12)(13)	Investment Partnership
		LP Interests (Fully diluted 9.9%)		1,618	1,618

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	12,165	11,747	10,550
		Warrants (29,025 equivalent units)		400	—

				12,147	10,550
Glowpoint, Inc.	Cloud Managed Video Collaboration Services
		8% Secured Debt (Maturity—October 18, 2018)	300	294	294
		12% Secured Debt (Maturity—October 18, 2018)	9,000	8,892	8,892
		Common Stock (GP Investment Holdings, LLC) (7,711,517 shares)		3,800	10,235

				12,986	19,421
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (238,333 units)(8)		635	9,160
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	7,800	7,394	7,800
		Preferred Member Units (28,905 units; 8% cumulative)(8)		1,832	1,832
		Warrants (38,193 equivalent units)		459	470
		Member Units (14,732 units)(8)		1	530

				9,686	10,632
Integrated Printing Solutions, LLC	Specialty Card Printing
		8% PIK Secured Debt (Maturity—January 31, 2014)(14)	750	750	750
		13% PIK Secured Debt (Maturity—September 23, 2016)(14)	12,500	11,918	8,365
		Preferred Member Units (13.6 units)		2,000	—
		Warrants (9.9 equivalent units)		600	—

				15,268	9,115
irth Solutions, LLC	Damage Prevention Technology Information Services
		Member Units (128 units)(8)		624	3,300
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,927	9,000
		Member Units (250 units)(8)		341	5,740

				9,268	14,740
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% PIK Secured Debt (Maturity—June 30, 2014)	2,330	1,788	1,788
		Preferred Stock (908 shares; 7% cumulative)(8)		1,815	2,602
		Warrants (3,629 shares)		1,787	370

				5,390	4,760

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

OPI International Ltd.(13)	Oil and Gas Construction Services
		Common Stock (20,766,317 shares)		1,371	4,971
PCI Holding Company, Inc.	Manufacturer of Industrial Gas Generating Systems
		12% Current / 4% PIK Secured Debt (Maturity—December 18, 2017)	4,449	4,376	4,449
		Preferred Stock (1,500,000 shares; 20% cumulative)(8)		1,847	3,311

				6,223	7,760
Quality Lease and Rental Holdings, LLC	Rigsite Accommodation Unit Rental and Related Services
		12% Secured Debt (Maturity—January 8, 2018)(14)	37,350	36,843	20,000
		Preferred Member Units (Rocaciea, LLC) (250 units)		2,500	—

				39,343	20,000
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 22, 2016)	4,200	3,626	3,626
		Warrants (316 equivalent shares)		758	—

				4,384	3,626
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,453	11,325	11,453
		Common Stock (158,066 shares)		1,707	4,510

				13,032	15,963
Spectrio LLC	Audio Messaging Services
		LIBOR Plus 7.50%, (Floor 1.00%) Current Coupon 8.50%, Secured Debt (Maturity—November 19, 2018)(9)	17,878	17,504	17,878
		Warrants (191 equivalent units)		887	3,850

				18,391	21,728
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,300	4,238	4,238
		Member Units (1,111 units)		1,036	740
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,414	1,414

				6,688	6,392
Texas Reexcavation LC	Hydro Excavation Services
		12% Current / 3% PIK Secured Debt (Maturity—December 31, 2017)	6,185	6,082	6,082
		Class A Member Units (290 units)		2,900	3,270

				8,982	9,352

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Tin Roof Acquisition Company	Casual Restaurant Group
		12% Secured Debt (Maturity—November 30, 2018)	11,000	10,785	10,785
		Class C Preferred Member Units (Fully diluted 10%; 10% cumulative)(8)		2,027	2,027

				12,812	12,812

Subtotal Affiliate Investments (20.6% of total investments at fair value)				242,592	268,113

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
ABG Intermediate Holdings 2, LLC(11)	Trademark Licensing of Clothing
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	7,500	7,463	7,463
Allflex Holdings III Inc.(11)	Manufacturer of Livestock Identification Products
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—July 19, 2021)(9)	5,000	4,952	5,076
Alvogen Pharma US, Inc.(11)	Pharmaceutical Company Focused on Generics
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—May 23, 2018)(9)	1,966	1,938	1,996
AM General LLC(11)	Specialty Vehicle Manufacturer
		LIBOR Plus 9.00% (Floor 1.25%), Current Coupon 10.25%, Secured Debt (Maturity—March 22, 2018)(9)	2,850	2,775	2,501
AM3 Pinnacle Corporation(10)	Provider of Comprehensive Internet, TV and Voice Services for Multi-Dwelling Unit Properties
		10% Secured Debt (Maturity—October 22, 2018)	22,500	22,320	22,320
		Common Stock (60,240 shares)		2,000	2,000

				24,320	24,320
American Beacon Advisors Inc.(11)	Provider of Sub-Advised Investment Products
		LIBOR Plus 3.75% (Floor 1.00%), Current Coupon 4.75%, Secured Debt (Maturity—November 22, 2019)(9)	6,500	6,436	6,534
AmeriTech College, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,960	6,050
AMF Bowling Centers, Inc.(11)	Bowling Alley Operator
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 29, 2018)(9)	4,938	4,799	4,975
Anchor Hocking, LLC(11)	Household Products Manufacturer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—May 21, 2020)(9)	6,965	6,900	7,078

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Ancile Solutions, Inc.(11)	Provider of eLearning Solutions
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—July 15, 2018)(9)	9,628	9,571	9,652
Answers Corporation(11)	Consumer Internet Search Services Provider
		LIBOR Plus 5.50% (Floor 1.00%), Current Coupon 6.50%, Secured Debt (Maturity—December 20, 2018)(9)	8,500	8,415	8,436
AP Gaming I, LLC(10)	Developer, Manufacturer, and Operator of Gaming Machines
		LIBOR Plus 8.25% (Floor 1.00%), Current Coupon 9.25%, Secured Debt (Maturity—December 20, 2020)(9)	7,000	6,790	6,913
Apria Healthcare Group, Inc.(11)	Provider of Home Healthcare Equipment
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—April 6, 2020)(9)	5,473	5,441	5,500
Artel, LLC(11)	Land-Based and Commercial Satellite Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 27, 2017)(9)	5,953	5,878	5,864
Atkins Nutritionals Holdings II, Inc.(11)	Weight Management Food Products
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—January 2, 2019)(9)	1,985	1,985	2,010
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		12.5% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	11,235	11,158	11,158
BBTS Borrower LP(11)	Oil & Gas Exploration and Midstream Services
		LIBOR Plus 6.50% (Floor 1.25%), Current Coupon 7.75%, Secured Debt (Maturity—June 4, 2019)(9)	6,948	6,883	7,013
Blackhawk Specialty Tools LLC(11)	Oilfield Equipment & Services
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—August 1, 2019)(9)	5,413	5,375	5,399
Bluestem Brands, Inc.(11)	Multi-Channel Retailer of General Merchandise
		LIBOR Plus 6.50% (Floor 1.00%), Current Coupon 7.50%, Secured Debt (Maturity—December 6, 2018)(9)	4,000	3,921	3,960

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Brand Connections, LLC	Venue-Based Marketing and Media
		12% Secured Debt (Maturity—April 30, 2015)	7,063	6,983	7,063
Brasa Holdings Inc.(11)	Upscale Full Service Restaurants
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	3,456	3,379	3,498
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—January 20, 2020)(9)	3,857	3,820	3,896

				7,199	7,394
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		12% PIK Secured Debt (Maturity—September 30, 2014)	6,336	6,276	4,738
		Warrants (125,000 equivalent shares)		17	—

				6,293	4,738
CDC Software Corporation(11)	Enterprise Application Software
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,197	4,163	4,244
Cedar Bay Generation Company LP(11)	Coal-Fired Cogeneration Plant
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 23, 2020)(9)	7,964	7,891	8,028
Charlotte Russe, Inc(11)	Fast-Fashion Retailer to Young Women
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 22, 2019)(9)	4,988	4,942	4,919
CHI Overhead Doors, Inc.(11)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00%, Secured Debt (Maturity—September 18, 2019)(9)	2,500	2,462	2,513
Collective Brands Finance, Inc.(11)	Specialty Footwear Retailer
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 9, 2019)(9)	2,481	2,481	2,494
Compact Power Equipment, Inc.	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—October 1, 2017)	3,918	3,901	3,918
		Series A Preferred Stock (4,298,435 shares; 8% cumulative)(8)		998	2,230

				4,899	6,148

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

CGSC of Delaware Holdings Corp.(11)(13)	Insurance Brokerage Firm
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—October 16, 2020)(9)	2,000	1,972	1,940
Connolly Holdings Inc.(11)	Audit Recovery Software
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—July 13, 2018)(9)	2,395	2,376	2,405
		LIBOR Plus 9.25% (Floor 1.25%), Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,967	2,045

				4,343	4,450
CST Industries Inc.(11)	Storage Tank Manufacturer
		LIBOR Plus 6.25% (Floor 1.50%), Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	11,563	11,436	11,389
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (3,788,865 shares)		1,335	9,470
Emerald Performance Materials, Inc.(11)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,434	4,401	4,467
EnCap Energy Fund Investments(12)(13)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		2,868	2,985
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		1,192	1,301
		LP Interests (EnCap Energy Capital Fund IX, L.P.) (Fully diluted 0.1%)		646	646
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 0.8%)		2,723	2,723

				7,429	7,655
e-Rewards, Inc.(11)	Provider of Digital Data Collection
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—October 29, 2018)(9)	11,000	10,786	10,931
Excelitas Technologies Corp.(11)	Lighting and Sensor Components
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—November 2, 2020)(9)	3,958	3,919	3,987

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Fender Musical Instruments Corporation(11)	Manufacturer of Musical Instruments
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—April 3, 2019)(9)	448	443	455
FC Operating, LLC(10)	Christian Specialty Retail Stores
		LIBOR Plus 10.75% (Floor 1.25%), Current Coupon 12.00%, Secured Debt (Maturity—November 14, 2017)(9)	5,550	5,459	5,437
FishNet Security, Inc.(11)	Information Technology Value-Added Reseller
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2017)(9)	7,920	7,856	7,965
Fram Group Holdings, Inc.(11)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00% (Floor 1.50%), Current Coupon 6.50%, Secured Debt (Maturity—July 31, 2017)(9)	964	961	958
		LIBOR Plus 9.00% (Floor 1.50%), Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	953

				1,957	1,911
Gastar Exploration USA, Inc.(11)	Oil & Gas Exploration & Production
		8.63% Secured Bond (Maturity—May 15, 2018)	1,000	1,000	983
Getty Images, Inc.(11)	Digital Photography and Video Content Marketplace
		LIBOR Plus 3.50% (Floor 1.25%), Current Coupon 4.75%, Secured Debt (Maturity—October 18, 2019)(9)	4,987	4,501	4,665
Golden Nugget, Inc.(11)	Owner & Operator of Hotels & Casinos
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—November 21, 2019)(9)	1,400	1,380	1,424
Grupo Hima San Pablo, Inc.(11)	Tertiary Care Hospitals
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—January 31, 2018)(9)	4,963	4,877	4,714
		13.75% Secured Debt (Maturity—July 31, 2018)	2,000	1,911	1,900

				6,788	6,614
Healogics, Inc.(11)	Wound Care Management
		Common Stock (43,478 shares)(8)		50	50

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

iEnergizer Limited(11)(13)	Provider of Business Outsourcing Solutions
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—May 1, 2019)(9)	8,150	8,020	8,028
Inn of the Mountain Gods Resort and Casino(11)	Hotel & Casino
		9.25% Secured Debt (Maturity—November 30, 2020)	4,096	3,901	3,953
Ipreo Holdings LLC(11)	Application Software for Capital Markets
		LIBOR Plus 4.00% (Floor 1.00%), Current Coupon 5.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,637	5,630	5,721
Ivy Hill Middle Market Credit Fund III, Ltd.(12)(13)	Investment Partnership
		LIBOR Plus 6.50% (Floor 0.28%), Current Coupon 6.78%, Secured Debt (Maturity—January 15, 2022)(9)	2,000	1,704	2,000
Jackson Hewitt Tax Service Inc.(11)	Tax Preparation Services
		LIBOR Plus 8.50% (Floor 1.50%), Current Coupon 10.00%, Secured Debt (Maturity—October 16, 2017)(9)	4,844	4,688	4,820
Joerns Healthcare, LLC(11)	Health Care Equipment & Supplies
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—March 28, 2018)(9)	6,451	6,395	6,322
Keypoint Government Solutions, Inc.(11)	Pre-Employment Screening Services
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2017)(9)	4,483	4,411	4,439
Larchmont Resources, LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.25% (Floor 1.25%), Current Coupon 8.50%, Secured Debt (Maturity—August 7, 2019)(9)	6,965	6,899	7,096
Learning Care Group (US) No. 2 Inc.(11)	Provider of Early Childhood Education
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,486	5,436	5,521

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

LJ Host Merger Sub, Inc.(11)	Managed Services and Hosting Provider
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—December 23, 2019)(9)	10,000	9,901	9,950
		LIBOR Plus 8.75% (Floor 1.25%), Current Coupon 10.00%, Secured Debt (Maturity—December 23, 2020)(9)	5,000	4,901	4,975

				14,802	14,925
LKCM Distribution Holdings, L.P.	Distributor of Industrial Process Equipment
		12% Current / 2.5% PIK Secured Debt (Maturity—December 23, 2018)	16,506	16,342	16,342
LKCM Headwater Investments I, L.P.(12)(13)	Investment Partnership
		LP Interests (Fully diluted 2.3%)(8)		1,500	3,033
MAH Merger Corporation(11)	Sports-Themed Casual Dining Chain
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—July 19, 2019)(9)	7,350	7,277	7,313
Media Holdings, LLC(11)(13)	Internet Traffic Generator
		14% Secured Debt (Maturity—October 18, 2018)	5,894	5,781	5,952
MediMedia USA, Inc.(11)	Provider of Healthcare Media and Marketing
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—November 20, 2018)(9)	5,473	5,339	5,351
Medpace Intermediateco, Inc.(11)	Clinical Trial Development and Execution
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—June 19, 2017)(9)	2,924	2,896	2,924
MedSolutions Holdings, Inc.(11)	Specialty Benefit Management
		LIBOR Plus 5.25% (Floor 1.25%), Current Coupon 6.50%, Secured Debt (Maturity—July 8, 2019)(9)	3,900	3,864	3,912
Metal Services LLC(11)	Steel Mill Services
		LIBOR Plus 5.00% (Floor 1.00%), Current Coupon 6.00%, Secured Debt (Maturity—June 30, 2017)(9)	5,313	5,313	5,365
Milk Specialties Company(11)	Processor of Nutrition Products
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—November 9, 2018)(9)	4,905	4,863	4,911

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Miramax Film NY, LLC(11)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	871
Modern VideoFilm, Inc.(10)	Post-Production Film Studio
		LIBOR Plus 3.50% (Floor 1.50%), Current Coupon 5.00% / 8.50% PIK, Current Coupon Plus PIK 13.50%, Secured Debt (Maturity—December 19, 2017)(9)	5,397	5,198	4,749
		Warrants (1,375 equivalent shares)		151	1

				5,349	4,750
MP Assets Corporation(11)	Manufacturer of Battery Components
		LIBOR Plus 4.50% (Floor 1.25%), Current Coupon 5.75%, Secured Debt (Maturity—December 19, 2019)(9)	4,600	4,554	4,589
National Vision, Inc.(11)	Discount Optical Retailer
		LIBOR Plus 5.75% (Floor 1.25%), Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,163	3,125	3,173
NCP Investment Holdings, Inc.	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (2,474,075 units)		20	3,170
NGPL PipeCo, LLC(11)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50% (Floor 1.25%), Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,805	9,660	9,163
Nice-Pak Products, Inc.(11)	Pre-Moistened Wipes Manufacturer
		LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt (Maturity—June 18, 2014)(9)	5,701	5,650	5,530
North American Breweries Holdings, LLC(11)	Operator of Specialty Breweries
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—December 11, 2018)(9)	3,960	3,892	3,881
NRC US Holding Company LLC(11)	Environmental Services Provider
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—July 30, 2019)(9)	3,413	3,396	3,421

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Nuverra Environmental Solutions, Inc.(11)(13)	Water Treatment and Disposal Services
		9.88% Unsecured Bond (Maturity—April 15, 2018)	3,500	3,500	3,413
Ospemifene Royalty Sub LLC (QuatRx)(10)	Estrogen-Deficiency Drug Manufacturer and Distributor
		11.5% Secured Debt (Maturity—November 15, 2026)	5,000	5,000	5,000
Panolam Industries International, Inc.(11)	Decorative Laminate Manufacturer
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	7,499	7,435	7,255
Permian Holdings, Inc.(11)	Storage Tank Manufacturer
		10.5% Secured Bond (Maturity—January 15, 2018)	3,150	3,116	3,103
Philadelphia Energy Solutions Refining and Marketing LLC(11)	Oil & Gas Refiner
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—April 4, 2018)(9)	2,978	2,939	2,625
Pitney Bowes Management Services Inc.(11)	Provider of Document Management Services
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—October 1, 2019)(9)	5,985	5,927	6,030
Polyconcept Financial B.V.(11)	Promotional Products to Corporations and Consumers
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—June 28, 2019)(9)	3,413	3,381	3,425
Primesight Limited(10)(13)	Outdoor Advertising Operator
		11.25% Secured Debt (Maturity—October 17, 2015)	7,378	7,378	8,163
PT Network, LLC(10)	Provider of Outpatient Physical Therapy and Sports Medicine Services
		LIBOR Plus 7.00% (Floor 1.50%), Current Coupon 8.50%, Secured Debt (Maturity—November 1, 2018)(9)	8,597	8,499	8,499
Radio One, Inc.(11)	Radio Broadcasting
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,902	2,873	2,977

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Ravago Holdings America, Inc.(11)	Polymers Distributor
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	6,250	6,188	6,266
Relativity Media, LLC(10)	Full-scale Film and Television Production and Distribution
		10% Secured Debt (Maturity—May 24, 2015)	5,787	5,739	6,026
		15% PIK Secured Debt (Maturity—May 24, 2015)	6,370	6,189	6,449
		Class A Units (260,194 units)		292	1,521

				12,220	13,996
Sabre Industries, Inc.(11)	Manufacturer of Telecom Structures and Equipment
		LIBOR Plus 4.75% (Floor 1.00%), Current Coupon 5.75%, Secured Debt (Maturity—August 24, 2018)(9)	2,975	2,948	2,975
SAExploration, Inc.(10)(13)	Geophysical Services Provider
		11% Current / 2.5% PIK Secured Debt (Maturity—November 28, 2016)	8,075	8,173	8,075
		Common Stock (6,186 shares)(8)		65	55

				8,238	8,130
SCE Partners, LLC(10)	Hotel & Casino Operator
		LIBOR Plus 7.25% (Floor 1.00%), Current Coupon 8.25%, Secured Debt (Maturity—August 8, 2019)(9)	7,500	7,429	6,975
Sotera Defense Solutions, Inc.(11)	Defense Industry Intelligence Services
		LIBOR Plus 6.00% (Floor 1.50%), Current Coupon 7.50%, Secured Debt (Maturity—April 21, 2017)(9)	11,651	11,086	10,486
Sourcehov LLC(11)	Business Process Services
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—April 30, 2019)(9)	1,500	1,486	1,523
Sutherland Global Services, Inc.(11)	Business Process Outsourcing Provider
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—March 6, 2019)(9)	6,738	6,619	6,754
Synagro Infrastructure Company, Inc(11)	Waste Management Services
		LIBOR Plus 5.25% (Floor 1.00%), Current Coupon 6.25%, Secured Debt (Maturity—August 22, 2020)(9)	6,983	6,849	6,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Targus Group International(11)	Protective Cases for Mobile Devices
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 1.00% PIK, Current Coupon Plus PIK 12.00%, Secured Debt (Maturity—May 24, 2016)(9)	4,426	4,445	3,696
Technimark LLC(11)	Injection Molding
		LIBOR Plus 4.25% (Floor 1.25%), Current Coupon 5.50%, Secured Debt (Maturity—April 17, 2019)(9)	3,734	3,701	3,753
TeleGuam Holdings, LLC(11)	Cable and Telecom Services Provider
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 10, 2018)(9)	6,965	6,933	6,948
		LIBOR Plus 7.50% (Floor 1.25%), Current Coupon 8.75%, Secured Debt (Maturity—June 10, 2019)(9)	2,500	2,477	2,513

				9,410	9,461
Templar Energy LLC(11)	Oil & Gas Exploration & Production
		LIBOR Plus 7.00% (Floor 1.00%), Current Coupon 8.00%, Secured Debt (Maturity—November 25, 2020)(9)	3,000	2,941	3,017
Tervita Corporation(11)(13)	Oil and Gas Environmental Services
		LIBOR Plus 5.00% (Floor 1.25%), Current Coupon 6.25%, Secured Debt (Maturity—May 15, 2018)(9)	5,474	5,427	5,507
The Tennis Channel, Inc.(10)	Television-Based Sports Broadcasting
		Warrants (114,316 equivalent shares)		235	301
The Topps Company, Inc.(11)	Trading Cards & Confectionary
		LIBOR Plus 6.00% (Floor 1.25%), Current Coupon 7.25%, Secured Debt (Maturity—October 2, 2018)(9)	2,000	1,981	2,005
ThermaSys Corporation(11)	Manufacturer of Industrial Heat Exchanges
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—May 3, 2019)(9)	6,395	6,336	6,326
Therakos, Inc.(11)	Immune System Disease Treatment
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—December 27, 2017)(9)	6,446	6,314	6,470

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Totes Isotoner Corporation(11)	Weather Accessory Retail
		LIBOR Plus 5.75% (Floor 1.50%), Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,275	4,228	4,299
Travel Leaders Group, LLC(11)	Travel Agency Network Provider
		LIBOR Plus 6.00% (Floor 1.00%), Current Coupon 7.00%, Secured Debt (Maturity—December 5, 2018)(9)	7,500	7,352	7,406
UniTek Global Services, Inc.(11)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 9.50% (Floor 1.50%), Current Coupon 11.00% / 4.00% PIK, Current Coupon Plus PIK 15.00%, Secured Debt (Maturity—April 15, 2018)(9)	10,034	9,328	10,016
		Warrants (267,302 equivalent shares)		466	450

				9,794	10,466
Universal Fiber Systems, LLC(10)	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75% (Floor 1.75%), Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)(9)	10,192	10,141	10,243
US Xpress Enterprises, Inc.(11)	Truckload Carrier
		LIBOR Plus 7.88% (Floor 1.50%), Current Coupon 9.38%, Secured Debt (Maturity—November 13, 2016)(9)	6,078	5,985	6,048
Vantage Oncology, LLC(11)	Outpatient Radiation Oncology Treatment Centers
		9.5% Secured Bond (Maturity—August 7, 2017)	7,000	7,000	7,175
Virtex Enterprises, LP(10)	Specialty, Full-Service Provider of Complex Electronic Manufacturing Services
		12% Secured Debt (Maturity—December 27, 2018)	1,667	1,612	1,612
		Preferred Class A Units (14 shares; 5% cumulative)(8)		327	327
		Warrants (11 equivalent units)		22	22

				1,961	1,961
Visant Corporation(11)	School Affinity Stores
		LIBOR Plus 4.00% (Floor 1.25%), Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,882	3,882	3,837

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Vision Solutions, Inc.(11)	Provider of Information Availability Software
		LIBOR Plus 4.50% (Floor 1.50%), Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,348	2,235	2,347
		LIBOR Plus 8.00% (Floor 1.50%), Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,969	5,050

				7,204	7,397
Walker & Dunlop Inc.(11)(13)	Real Estate Financial Services
		LIBOR Plus 4.50% (Floor 1.00%), Current Coupon 5.50%, Secured Debt (Maturity—December 20, 2020)(9)	4,250	4,208	4,229
Western Dental Services, Inc.(11)	Dental Care Services
		LIBOR Plus 7.00% (Floor 1.25%), Current Coupon 8.25%, Secured Debt (Maturity—November 1, 2018)(9)	4,950	4,825	4,996
Willbros Group, Inc.(11)(13)	Engineering and Construction Contractor
		LIBOR Plus 9.75% (Floor 1.25%), Current Coupon 11.00%, Secured Debt (Maturity—August 5, 2019)(9)	2,993	2,893	3,037
Wilton Brands LLC(11)	Specialty Housewares Retailer
		LIBOR Plus 6.25% (Floor 1.25%), Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	1,875	1,844	1,792
Wireco Worldgroup Inc.(11)	Manufacturer of Synthetic Lifting Products
		LIBOR Plus 4.75% (Floor 1.25%), Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,469	2,451	2,492
YP Holdings LLC(11)	Online and Offline Advertising Operator
		LIBOR Plus 6.75% (Floor 1.25%), Current Coupon 8.00%, Secured Debt (Maturity—June 4, 2018)(9)	2,800	2,737	2,834
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	7,056	7,056
		Warrants (952,500 equivalent shares)		1,071	1,071

				8,127	8,127

Subtotal Non-Control/Non-Affiliate Investments (50.9% of total investments at fair value)				643,068	661,102

Total Portfolio Investments, December 31, 2013				1,163,071	1,286,188

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
Other Marketable Securities and Idle Funds Investments(13)				14,885	13,301

Subtotal Marketable Securities and Idle Funds Investments (1.0% of total investments at fair value)				14,885	13,301

Total Investments, December 31, 2013				$1,177,956	$1,299,489

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted. Substantially all of the Company's assets are encumbered either as security for the Company's credit agreement or in support of the SBA-guaranteed debentures issued by the Funds.

(2)
Debt investments are income producing, unless otherwise noted. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Private Loan portfolio investment. See Note B for a summary of Private Loan portfolio investments.

(11)
Middle Market portfolio investment. See Note B for a summary of Middle Market portfolio investments.

(12)
Other Portfolio investment. See Note B for a summary of Other Portfolio investments.

(13)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

(14)
Non-accrual and non-income producing investment.

(15)
External Investment Manager.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed in March 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC, (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Internal Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Internal Investment Manager acts as MSMF's manager and investment adviser. Because the Internal Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Internal Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        During January 2010, MSCC acquired (the "Exchange Offer") approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds") and 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"). MSC II is an investment fund that operates as an SBIC and commenced operations in January 2006. During the first quarter of 2012, MSCC acquired all of the remaining minority ownership of the MSC II limited partnership interests (the "Final MSC II Exchange"). The Exchange Offer and related transactions, including the acquisition of MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSC Adviser I, LLC (the "External Investment Manager" and, together with the Internal Investment Manager, the "Investment Managers") was formed in November 2013 as a wholly owned subsidiary of MSCC to provide investment management and other services to parties other than MSCC and its subsidiaries ("External Parties") and receive fee income for such services. MSCC has been granted no-action relief by the Securities and Exchange Commission ("SEC") to allow the External Investment Manager to register as a registered investment adviser ("RIA") under Investment Advisers Act of 1940, as amended (the "Advisers Act"). The External Investment Manager is accounted for as a portfolio investment of MSCC, since the External Investment Manager conducts all of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or its portfolio companies.

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. Each of the Investment Managers is also a direct wholly owned subsidiary that has elected to be a taxable entity. The Taxable Subsidiaries and the Investment Managers are each taxed at their normal corporate tax rates based on their taxable income.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds, the Taxable Subsidiaries and, beginning April 1, 2013, the Internal Investment Manager (see Note A.2. for further discussion).

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For each of the periods presented herein, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries (which, as noted above and discussed in detail below, include the Funds and the Taxable Subsidiaries and, beginning April 1, 2013, include the Internal Investment Manager which was previously treated as a portfolio investment). The Investment Portfolio, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Private Loan portfolio investments, Other Portfolio investments, the investment in the External Investment Manager and, for all periods up to and including March 31, 2013, the investment in the Internal Investment Manager, but excludes all "Marketable securities and idle funds investments", and, for all periods after March 31, 2013, the Investment Portfolio also excludes the investment in the Internal Investment Manager (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Composition—Portfolio Investment Composition for additional discussion of Main Street's Investment Portfolio and definitions for the terms LMM, Middle Market, Private Loan and Other Portfolio). For all periods up to and including the period ending March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment (see Note D) and was not consolidated with MSCC and its consolidated subsidiaries. For all periods after March 31, 2013, the Internal Investment Manager is consolidated with MSCC and its other consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedules of Investments due to the nature of such investments (see Note B.11.). Main Street's results of operations and cash flows for the years ended December 31, 2014, 2013 and 2012 and financial position as of December 31, 2014 and 2013 are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation.

        Under the regulations pursuant to Article 6 of Regulation S-X applicable to BDCs and Accounting Standards Codification ("Codification" or "ASC") 946, Financial Services—Investment Companies ("ASC 946"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in ASC 946 occurs if Main Street holds a controlling interest in an operating company that provides all or substantially all of its services directly to Main Street or to its portfolio companies. None of the portfolio investments made by Main Street qualify for this exception, including the investment in the External Investment Manager, except as discussed below with respect to the Internal Investment Manager. Therefore, Main Street's Investment Portfolio is carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the consolidated statements of operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss)." For all periods prior to and including March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment and included as part of the Investment Portfolio in the consolidated financial statements of Main Street (see Note D for further discussion of the Internal Investment Manager). The Internal Investment Manager was

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

consolidated with MSCC and its other consolidated subsidiaries prospectively beginning April 1, 2013 as the controlled operating subsidiary is providing substantially all of its services directly or indirectly to Main Street or its portfolio companies.

  Portfolio Investment Classification

        Main Street classifies its Investment Portfolio in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of the Investment Portfolio

        Main Street accounts for its Investment Portfolio at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") ASC 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid debt and equity securities issued by private, LMM companies and debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Main Street categorizes some of its investments in LMM companies and Middle Market companies as Private Loan portfolio investments, which are primarily debt securities issued by companies that are consistent in size with either the LMM companies or Middle Market companies, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. The structure, terms and conditions for these Private Loan investments are typically consistent with the structure, terms and conditions for the investments made in its LMM portfolio or Middle Market portfolio. Main Street's portfolio also includes Other Portfolio investments which primarily consist of investments that are not consistent with the typical profiles for its LMM portfolio investments, Middle Market portfolio investments or Private Loan portfolio investments, including investments which may be managed by third parties. Main Street's portfolio investments may be subject to restrictions on resale.

        LMM investments and Other Portfolio investments generally have no established trading market while Middle Market securities generally have established markets that are not active. Private Loan investments may include investments which have no established trading market or have established markets that are not active. Main Street determines in good faith the fair value of its Investment Portfolio pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. Main Street's valuation policies and processes are intended to provide a consistent basis for determining the fair value of Main Street's Investment Portfolio.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        For LMM portfolio investments, Main Street generally reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process by using an enterprise value waterfall methodology ("Waterfall") for its LMM equity investments and an income approach using a yield-to-maturity model ("Yield-to-Maturity") for its LMM debt investments. For Middle Market portfolio investments, Main Street primarily uses quoted prices in the valuation process. Main Street determines the appropriateness of the use of third-party broker quotes, if any, in determining fair value based on its understanding of the level of actual transactions used by the broker to develop the quote and whether the quote was an indicative price or binding offer, the depth and consistency of broker quotes and the correlation of changes in broker quotes with underlying performance of the portfolio company and other market indices. For Middle Market and Private Loan portfolio investments in debt securities for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value the investment in a current hypothetical sale using the Yield-to-Maturity valuation method. For its Other Portfolio equity investments, Main Street generally calculates the fair value of the investment primarily based on the net asset value ("NAV") of the fund. All of the valuation approaches for Main Street's portfolio investments estimate the value of the investment as if Main Street were to sell, or exit, the investment as of the measurement date.

        These valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit. For valuation purposes, "control" portfolio investments are composed of debt and equity securities in companies for which Main Street has a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. For valuation purposes, "non-control" portfolio investments are generally composed of debt and equity securities in companies for which Main Street does not have a controlling interest in the equity ownership of the portfolio company or the ability to nominate a majority of the portfolio company's board of directors.

        Under the Waterfall valuation method, Main Street estimates the enterprise value of a portfolio company using a combination of market and income approaches or other appropriate valuation methods, such as considering recent transactions in the equity securities of the portfolio company or third-party valuations of the portfolio company, and then performs a waterfall calculation by using the enterprise value over the portfolio company's securities in order of their preference relative to one another. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. The operating results of a portfolio company may include unaudited, projected, budgeted or pro forma financial information and may require adjustments for non-recurring items or to normalize the operating results that may require significant judgment in its determination. In addition, projecting future financial results requires significant judgment regarding future growth assumptions. In evaluating the operating results, Main Street also analyzes the impact of exposure to litigation, loss of customers or other contingencies. After determining the appropriate enterprise value, Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. In applying the Waterfall valuation method, Main Street assumes the loans are paid off at the principal

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

amount in a change in control transaction and are not assumed by the buyer, which Main Street believes is consistent with its past transaction history and standard industry practices.

        Under the Yield-to-Maturity valuation method, Main Street also uses the income approach to determine the fair value of debt securities based on projections of the discounted future free cash flows that the debt security will likely generate, including analyzing the discounted cash flows of interest and principal amounts for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of the portfolio investments. Main Street's estimate of the expected repayment date of its debt securities is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans and debt securities to maturity. The Yield-to-Maturity analysis also considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will generally use the value determined by the Yield-to-Maturity analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the principal amount of the debt security valued using the Yield-to-Maturity valuation method. A change in the assumptions that Main Street uses to estimate the fair value of its debt securities using the Yield-to-Maturity valuation method could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a debt security is in workout status, Main Street may consider other factors in determining the fair value of the debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Under the NAV valuation method, for an investment in an investment fund that does not have a readily determinable fair value, Main Street measures the fair value of the investment predominately based on the NAV of the investment fund as of the measurement date. However, in determining the fair value of the investment, Main Street may consider whether adjustments to the NAV are necessary in certain circumstances, based on the analysis of any restrictions on redemption of Main Street's investment as of the measurement date, recent actual sales or redemptions of interests in the investment fund, and expected future cash flows available to equity holders, including the rate of return on those cash flows compared to an implied market return on equity required by market participants, or other uncertainties surrounding Main Street's ability to realize the full NAV of its interests in the investment fund.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company quarterly. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent financial advisory services firm. The nationally recognized independent financial advisory services firm is generally consulted relative to Main Street's investments in each LMM portfolio company at least once every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent financial advisory services firm on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total Investment Portfolio. Main Street consulted with its independent financial advisory services firm in arriving at Main Street's determination of fair value on its investments in a total of 52 LMM portfolio companies for the year ended December 31, 2014, representing approximately 83% of the total LMM portfolio at fair value as of December 31, 2014, and on a total of 50 LMM portfolio companies for the year ended December 31,

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2013, representing approximately 76% of the total LMM portfolio at fair value as of December 31, 2014. Excluding investments in new LMM portfolio companies which have not been in the Investment Portfolio for at least twelve months subsequent to the initial investment as of December 31, 2014 and 2013, as applicable, and investments in the LMM portfolio companies that were not reviewed because their equity is publicly traded, the percentage of the LMM portfolio reviewed by our independent financial advisory services firm for the year ended December 31, 2014 and 2013 was 99% and 100% of the total LMM portfolio at fair value as of December 31, 2014 and 2013, respectively.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments. To the extent sufficient observable inputs are available to determine fair value, Main Street uses observable inputs to determine the fair value of these investments through obtaining third-party quotes or other independent pricing. For Middle Market portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Middle Market debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Middle Market equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Private Loan portfolio investments are non-control investments. For Private Loan portfolio investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Private Loan debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method and such Private Loan equity investments in a current hypothetical sale using the Waterfall valuation method.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments. Main Street's Other Portfolio investments comprised approximately 3.8% and 3.3%, respectively, of Main Street's Investment Portfolio at fair value as of December 31, 2014 and 2013. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street generally determines the fair value of its investments using the NAV valuation method. For Other Portfolio debt investments, Main Street generally determines the fair value of these investments through obtaining third-party quotes or other independent pricing to the extent that these inputs are available and appropriate to determine fair value. For Other Portfolio debt investments for which it has determined that third-party quotes or other independent pricing are not available or appropriate, Main Street generally estimates the fair value based on the assumptions that it believes hypothetical market participants would use to value such Other Portfolio debt investments in a current hypothetical sale using the Yield-to-Maturity valuation method.

        For valuation purposes, Main Street's investment in the External Investment Manager is a control investment. Market quotations are not readily available for this investment, and as a result, Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach. In estimating the enterprise value, Main Street analyzes various factors, including the entity's historical and projected financial results, as well as its size, marketability and performance relative to the population of market multiples. This valuation approach estimates the value of the investment as if Main Street were to sell, or exit, the investment. In addition, Main Street considers the value associated with Main Street's ability to control the capital structure of the company, as well as the timing of a potential exit.

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        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for its Investment Portfolio may differ materially from the values that would have been determined had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management and analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for overseeing, reviewing and approving, in good faith, Main Street's determination of the fair value for its Investment Portfolio, as well as its valuation procedures, consistent with 1940 Act requirements. Main Street believes its Investment Portfolio as of December 31, 2014 and 2013 approximates fair value as of those dates based on the markets in which Main Street operates and other conditions in existence on those reporting dates.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained in Note B.1., the financial statements include investments in the Investment Portfolio whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the Investment Portfolio valuations, those estimated values may differ significantly from the values that would have been determined had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

        At December 31, 2014, cash balances totaling $57.5 million exceeded Federal Deposit Insurance Corporation insurance protection levels, subjecting the Company to risk related to the uninsured balance. All of the Company's cash deposits are held at large established high credit quality financial institutions and management believes that the risk of loss associated with any uninsured balances is remote.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include intermediate-term secured debt investments, independently rated debt investments and publicly traded debt and equity investments. See

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the "Consolidated Schedule of Investments" for more information on Marketable securities and idle funds investments.

5.     Interest, Dividend and Fee Income (Structuring and Advisory Services)

        Main Street records interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared by the portfolio company or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, Main Street evaluates accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, Main Street removes it from non-accrual status.

        Main Street holds debt and preferred equity instruments in its Investment Portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of these dividends in arrears may be deferred until such time as the preferred equity is redeemed or sold. To maintain RIC tax treatment (as discussed in Note B.9. below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. Main Street stops accruing PIK interest and cumulative dividends and write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible. For the years ended December 31, 2014, 2013 and 2012, (i) approximately 3.3%, 4.3% and 4.3%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 1.3%, 1.2% and 0.3%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of December 31, 2014, Main Street's total Investment Portfolio had five investments with positive fair value on non-accrual status, which comprised approximately 1.7% of its fair value and 4.7% of its cost, and no fully impaired investments. As of December 31, 2013, Main Street's total Investment Portfolio had two investments with positive fair value on non-accrual status, which comprised approximately 2.3% of its fair value and 4.7% of its cost, and no fully impaired investments.

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies or other third parties. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are deferred and accreted into interest income over the life of the financing.

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        A presentation of the investment income Main Street received from its Investment Portfolio in each of the periods presented is as follows:

	Years Ended December 31,
	2014	2013	2012
	(dollars in thousands)
Interest, fee and dividend income:
Interest income	$110,362	$94,546	$72,074
Dividend income	22,235	14,124	10,211
Fee income	7,342	6,488	6,573

Total interest, fee and dividend income	$139,939	$115,158	$88,858

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees on the SBIC debentures which are not accounted for under the fair value option under ASC 825 (as discussed further in Note B.11.). These fees are approximately 3.4% of the total commitment and draw amounts, as applicable. These deferred financing costs have been capitalized and are being amortized into interest expense over the ten year term of each debenture agreement.

        Deferred financing costs also include commitment fees and other costs related to Main Street's multi-year investment credit facility (the "Credit Facility", as discussed further in Note G) and its notes (as discussed further in Note H). These costs have been capitalized and are amortized into interest expense over the term of the individual instrument.

7.     Unearned Income—Debt Origination Fees and Original Issue Discount and Discounts/Premiums to Par Value

        Main Street capitalizes debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination based on amounts negotiated with the particular portfolio company. The allocated amounts are based upon the fair value of the nominal cost equity, which is then used to determine the allocation of cost to the debt security. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt investment. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. In the case of a purchase at a discount, Main Street records the investment at the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. In the case of a purchase at a premium, Main Street records the investment at the par value of the debt security plus the premium,

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and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt investment.

        To maintain RIC tax treatment (as discussed below in Note B.9.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the years ended December 31, 2014, 2013 and 2012, approximately 3.1%, 3.3% and 3.7%, respectively, of Main Street's total investment income was attributable to interest income for the accretion of discounts associated with debt investments, net of any premium reduction.

8.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period or vesting term.

9.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements as portfolio investments and recorded at fair value. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes and continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and the related tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The taxable income, or loss, of the Internal Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any related tax assets or liabilities, in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

reflected as a consolidated subsidiary and any income tax expense, or benefit, and any related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Taxable Subsidiaries and the Internal Investment Manager use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

10.   Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment or a financial instrument and the cost basis of the investment or financial instrument, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation reflects the net change in the fair value of the Investment Portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments and financial instruments to realized gains or losses.

11.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, payables and other liabilities approximate the fair values of such items due to the short term nature of these instruments. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, diversified bond funds and publicly traded debt and equity investments and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 1 and 2 observable inputs, similar in nature to those discussed further in Note C.

        As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for the MSC II SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer and values those obligations as discussed further in Note C. In order to provide for a more consistent basis of presentation, Main Street has continued to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. When the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. In accordance with ASC 260, Earnings Per Share, the unvested shares of restricted stock awarded pursuant to Main Street's equity compensation plans are participating securities and are included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer, which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities for the periods prior to March 31, 2012, the net earnings of MSC II attributable to the remaining noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II for the periods prior to March 31, 2012. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire the entire minority portion of MSC II's equity interests not already owned by MSCC. The following table provides a reconciliation of Net Investment Income and Net Realized Income attributable to common stock by excluding amounts related to the noncontrolling interest in MSC II that remained owned by non-Main Street entities for the year ended December 31, 2012.

Year Ended December 31, 2012
(in thousands)
Net Investment Income	$59,325
Noncontrolling interest share of Net Investment Income	(62)

Net Investment Income attributable to common stock	59,263
Total net realized gain from investments	16,479
Noncontrolling interest share of net realized (gain) from investments	(3)

Net Realized Income attributable to common stock	$75,739

Net Investment Income per share—
Basic and diluted	$2.01

Net Realized Income per share—
Basic and diluted	$2.56

Weighted average shares outstanding—
Basic and diluted	29,540,114

13.   Recently Issued or Adopted Accounting Standards

        In February 2013, the FASB issued Accounting Standards Update ("ASU") 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date ("ASU 2013-04"). ASU 2013-04 provides additional guidance for the recognition, measurement and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date. Public companies are required to apply ASU 2013-04 prospectively for interim and annual reporting periods beginning after December 15, 2013. The

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adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In June 2013, the FASB issued ASU 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements ("ASU 2013-08"). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013. The adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In July 2013, the FASB issued ASU 2013-11, Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists ("ASU 2013-11"). ASU 2013-11 provides guidance on the balance sheet presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax loss, or tax credit carryforward exists as of the reporting date. The update is effective prospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. Retrospective application is permitted. The adoption of this standard did not have a material effect on Main Street's consolidated financial statements.

        In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (Topic 606). ASU 2014-9 supersedes the revenue recognition requirements under ASC Topic 605, Revenue Recognition, and most industry-specific guidance throughout the Industry Topics of the ASC. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods or services. Under the new guidance, an entity is required to perform the following five steps: (1) identify the contract(s) with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract, and (5) recognize revenue when (or as) the entity satisfies a performance obligation. The new guidance will significantly enhance comparability of revenue recognition practices across entities, industries, jurisdictions and capital markets. Additionally, the guidance requires improved disclosures as to the nature, amount, timing and uncertainty of revenue that is recognized. The new Guidance is effective for the annual reporting period beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. The impact of the adoption of this new accounting standard on Main Street's consolidated financial statements is currently being evaluated.

        From time to time, new accounting pronouncements are issued by the FASB or other standards setting bodies that are adopted by Main Street as of the specified effective date. Main Street believes that the impact of recently issued standards and any that are not yet effective will not have a material impact on its financial statements upon adoption.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES—PORTFOLIO COMPOSITION

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.
          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 tables below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. During the classification process, Main Street may determine that it is appropriate to transfer investments between fair value hierarchy Levels. These transfers occur when Main Street has concluded that it is appropriate for the classification of an individual asset to be changed due to a change in the factors used to determine the selection of the Level. Any such changes are deemed to be effective during the quarter in which the transfer occurs.

        As of December 31, 2014 and 2013, all except for one of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The remaining investment was a publicly

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traded equity security. As a result, the fair value determination for the LMM portfolio investments primarily consisted of unobservable inputs. The fair value determination for the publicly traded equity security consisted of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of December 31, 2014 and 2013, except for the one publicly traded equity security which was categorized as Level 2.

        As of December 31, 2014, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Middle Market portfolio investments were categorized as Level 3 as of December 31, 2014. As of December 31, 2013, Main Street's Middle Market portfolio investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were available to determine the fair value of these investments, observable inputs in the non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, a portion of Main Street's Middle Market portfolio investments were categorized as Level 2 as of December 31, 2013. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value of the investments, Main Street categorized such investments as Level 3 as of December 31, 2013.

        As of December 31, 2014 and 2013, Main Street's Private Loan portfolio investments primarily consisted of investments in interest-bearing secured debt investments. The fair value determination for these investments consisted of a combination of observable inputs in non-active markets for which sufficient observable inputs were not available to determine the fair value of these investments and unobservable inputs. As a result, all of Main Street's Private Loan portfolio investments were categorized as Level 3 as of December 31, 2014 and 2013.

        As of December 31, 2013, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of December 31, 2013. There were no Other Portfolio debt investments as of December 31, 2014.

        As of December 31, 2014 and 2013, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of December 31, 2014 and 2013.

        As of December 31, 2014 and 2013, Main Street's Marketable securities and idle funds investments consisted primarily of investments in publicly traded debt and equity investments. The fair value determination for these investments consisted of a combination of observable inputs in active markets for which sufficient observable inputs were available to determine the fair value of these investments. As a result, all of Main Street's Marketable securities and idle funds investments were categorized as Level 1 as of December 31, 2014 and 2013.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities, which are generally valued through an average of the discounted cash flow technique and the market comparable/enterprise value technique (unless one of these approaches is determined to not be appropriate), are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM, Middle Market, Private Loan and Other Portfolio debt securities are (i) risk adjusted discount rates used in the Yield-to-Maturity valuation technique (described in Note B.1.—Valuation of the Investment Portfolio) and (ii) the percentage of expected principal recovery. Significant increases (decreases) in any of these discount rates in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in any of these expected principal recovery percentages in isolation would result in a significantly higher (lower) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

appraisals of collateral and fair values as determined by independent third parties, which are not presented in the tables below.

        The following tables provide a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of December 31, 2014 and 2013:

Type of Investment	Fair Value as of December 31, 2014 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$407,569	Discounted cash flow	Weighted average cost of capital	11.4% - 23.4%	13.9%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.8x(2)	6.4x
Debt investments	$557,604	Discounted cash flow	Risk adjusted discount factor	7.5% - 15.8%(2)	12.1%
			Expected principal recovery percentage	42.0% - 100.0%	99.3%
Debt investments	$589,677	Market approach	Third party quote	60.1 - 102.3

Total Level 3 investments	$1,554,850

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 17.5x and the range for risk adjusted discount factor is 6.0% - 32.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

Type of Investment	Fair Value as of December 31, 2013 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range(3)	Weighted Average(3)
Equity investments	$307,322	Discounted cash flow	Weighted average cost of capital	11.1% - 19.0%	14.3%
		Market comparable / Enterprise Value	EBITDA multiple(1)	4.0x - 7.2x(2)	6.0x
Debt investments	$467,396	Discounted cash flow	Risk adjusted discount factor	6.5% - 26.4%(2)	14.3%
			Expected principal recovery percentage	66.9% - 100.0%	97.8%
Debt investments	$430,172	Market approach	Third party quote	82.3 - 102.9

Total Level 3 investments	$1,204,890

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment.

(2)
Range excludes outliers that are greater than one standard deviation from the mean. Including these outliers, the range for EBITDA multiple is 4.0x - 11.5x and the range for risk adjusted discount factor is 6.5% - 96.0%.

(3)
Does not include investments for which the valuation technique does not include the use of the applicable fair value input.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following tables provide a summary of changes in fair value of Main Street's Level 3 portfolio investments for the years ended December 31, 2014 and 2013 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2013	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2014
Debt	$897,568	$55,102	$(525,138)	$753,965	$8,071	$(36,590)	$(5,697)	$1,147,281
Equity	270,764	—	(16,460)	72,289	(5,212)	65,515	5,037	391,933
Equity Warrant	36,558	—	(1,537)	1,080	(13,113)	(7,435)	83	15,636

	$1,204,890	$55,102	$(543,135)	$827,334	$(10,254)	$21,490	$(577)	$1,554,850

(1)
Includes the impact of non-cash conversions.

Type of Investment	Fair Value as of December 31, 2012	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other(1)	Fair Value as of December 31, 2013
Debt	477,272	47,903	(247,820)	635,392	4,128	(21,770)	2,463	897,568
Equity	191,764	—	(6,113)	52,086	(9,003)	40,191	1,839	270,764
Equity Warrant	28,595	314	(2,259)	9,048	(864)	3,357	(1,633)	36,558

	$697,631	$48,217	$(256,192)	$696,526	$(5,739)	$21,778	$2,669	$1,204,890

(1)
Includes the impact of non-cash conversions.

        As of December 31, 2014 and 2013, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a Yield-to-Maturity approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the Yield-to-Maturity valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        During 2014, Main Street received an investment grade credit rating of BBB with a stable outlook. This rating was included in our analysis of the estimated market rates which are used as inputs in the valuation of the SBIC debentures and affected the range of these inputs in comparison to previous periods. The following tables provide a summary of the significant unobservable inputs used to fair

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value Main Street's Level 3 SBIC debentures as of December 31, 2014 and 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2014	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$72,981	Discounted cash flow	Estimated market interest rates	4.6% - 6.0%	5.3%

Type of Instrument	Fair Value as of December 31, 2013	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC debentures	$62,050	Discounted cash flow	Estimated market interest rates	8.5% - 9.1%	8.9%

        The following tables provide a summary of changes for the Level 3 SBIC debentures recorded at fair value for the years ended December 31, 2014 and 2013 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2013	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2014
SBIC debentures at fair value	$62,050	$—	$—	$10,931	$72,981

Type of Instrument	Fair Value as of December 31, 2012	Repayments	Net Realized Loss	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of December 31, 2013
SBIC debentures at fair value	$86,467	$(24,800)	$4,775	$—	$(4,392)	$62,050

        At December 31, 2014 and 2013, Main Street's investments and SBIC debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At December 31, 2014	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$733,191	$—	$8,480	$724,711
Middle Market portfolio investments	542,688	—	—	542,688
Private Loan portfolio investments	213,015	—	—	213,015
Other Portfolio investments	58,856	—	—	58,856
External Investment Manager	15,580	—	—	15,580

Total portfolio investments	1,563,330	—	8,480	1,554,850
Marketable securities and idle funds investments	9,067	9,067	—	—

Total investments	$1,572,397	$9,067	$8,480	$1,554,850

SBIC debentures at fair value	$72,981	$—	$—	$72,981

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2013	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$659,405	$—	$10,235	$649,170
Middle Market portfolio investments	471,458	—	69,063	402,395
Private Loan portfolio investments	111,463	—	—	111,463
Other Portfolio investments	42,798	—	2,000	40,798
External Investment Manager	1,064	—	—	1,064

Total portfolio investments	1,286,188	—	81,298	1,204,890
Marketable securities and idle funds investments	13,301	13,301	—	—

Total investments	$1,299,489	$13,301	$81,298	$1,204,890

SBIC debentures at fair value	$62,050	$—	$—	$62,050

Investment Portfolio Composition

        Main Street's lower middle market ("LMM") portfolio investments primarily consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $50 million. The LMM debt investments are typically secured by either a first or second priority lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally have a term of between five and seven years from the original investment date. In most LMM portfolio investments, Main Street receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct investments in or secondary purchases of interest-bearing debt securities in privately held companies based in the United States that are generally larger in size than the companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion, and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's Private Loan ("Private Loan") portfolio investments primarily consist of investments in interest-bearing debt securities in companies that are consistent with the size of companies in its LMM portfolio or its Middle Market portfolio, but are investments which have been originated through strategic relationships with other investment funds on a collaborative basis. Main Street's Private Loan portfolio debt investments are generally secured by either a first or second priority lien on the assets of the portfolio company and typically have a term of between three and seven years from the original investment date.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM, Middle Market and Private Loan portfolio investments, including investments which may be managed by third parties. In the Other Portfolio,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Main Street's external asset management business is conducted through its External Investment Manager. Main Street has entered into an agreement to provide the External Investment Manager with asset management service support in connection with its asset management business generally, and specifically for its relationship with HMS Income Fund, Inc. ("HMS Income"). Through this agreement, Main Street provides management and other services to the External Investment Manager, as well as access to Main Street's employees, infrastructure, business relationships, management expertise and capital raising capabilities. In the first quarter of 2014, Main Street began charging the External Investment Manager for these services. Main Street's total expenses for the year ended December 31, 2014 are net of expenses of $2.0 million charged to the External Investment Manager. The External Investment Manager earns management fees based on the assets of the funds under management and may earn incentive fees, or a carried interest, based on the performance of the funds managed.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could also be highly concentrated among several portfolio companies. For the years ended December 31, 2014, 2013 and 2012, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of December 31, 2014, Main Street had debt and equity investments in 66 LMM portfolio companies with an aggregate fair value of approximately $733.2 million, with a total cost basis of approximately $599.4 million, and a weighted average annual effective yield on Main Street's LMM debt investments of approximately 13.2%. As of December 31, 2014, approximately 72% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 90% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2014, Main Street had equity ownership in approximately 95% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 35%. As of December 31, 2013, Main Street had debt and equity investments in 62 LMM portfolio companies with an aggregate fair value of approximately $659.4 million, with a total cost basis of approximately $543.3 million and a weighted average annual effective yield on its LMM debt investments of approximately 14.7%. As of December 31, 2013, approximately 76% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and approximately 86% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies. At December 31, 2013, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014 and 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of December 31, 2014, Main Street had Middle Market portfolio investments in 86 companies, collectively totaling approximately $542.7 million in fair value with a total cost basis of approximately $561.8 million. The weighted average EBITDA for the 86 Middle Market portfolio companies was approximately $77.2 million as of December 31, 2014. As of December 31, 2014, substantially all of Main Street's Middle Market portfolio investments were in the form of debt investments and approximately 85% of such debt investments at cost were secured by first priority liens on portfolio

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2014. As of December 31, 2013, Main Street had Middle Market portfolio investments in 92 companies collectively totaling approximately $471.5 million in fair value with a total cost basis of approximately $468.3 million. The weighted average EBITDA for the 92 Middle Market portfolio companies was approximately $79.0 million as of December 31, 2013. As of December 31, 2013, substantially all of its Middle Market portfolio investments were in the form of debt investments and approximately 92% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 7.8% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014 and 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of December 31, 2014, Main Street had Private Loan portfolio investments in 31 companies, collectively totaling approximately $213.0 million in fair value with a total cost basis of approximately $224.0 million. The weighted average EBITDA for the 31 Private Loan portfolio companies was approximately $18.1 million as of December 31, 2014. As of December 31, 2014, approximately 96% of Main Street's Private Loan portfolio investments were in the form of debt investments and approximately 88% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 10.1% as of December 31, 2014. As of December 31, 2013, Main Street had Private Loan portfolio investments in 15 companies, collectively totaling approximately $111.5 million in fair value with a total cost basis of approximately $111.3 million. The weighted average EBITDA for the 15 Private Loan portfolio companies was approximately $18.4 million as of December 31, 2013. As of December 31, 2013, approximately 95% of its Private Loan portfolio investments were in the form of debt investments and approximately 98% of such debt investments at cost were secured by first priority liens on portfolio company assets. The weighted average annual effective yield on Main Street's Private Loan portfolio debt investments was approximately 11.3% as of December 31, 2013. The weighted average annual yields were computed using the effective interest rates for all debt investments at cost as of December 31, 2014 and 2013, including amortization of deferred debt origination fees and accretion of original issue discount but excluding fees payable upon repayment of the debt instruments and any debt investments on non-accrual status.

        As of December 31, 2014, Main Street had Other Portfolio investments in six companies, collectively totaling approximately $58.9 million in fair value and approximately $56.2 million in cost basis and which comprised approximately 3.8% of Main Street's Investment Portfolio at fair value as of December 31, 2014. As of December 31, 2013, Main Street had Other Portfolio investments in six companies, collectively totaling approximately $42.8 million in fair value and approximately $40.1 million in cost basis and which comprised approximately 3.3% of Main Street's Investment Portfolio at fair value as of December 31, 2013.

        As discussed further in Note A.1., Main Street holds an investment in the External Investment Manager, a wholly owned subsidiary that is treated as a portfolio investment. As of December 31, 2014, there was no cost basis in this investment and the investment had a fair value of $15.6 million, which comprised 1.0% of Main Street's Investment Portfolio at fair value. As of December 31, 2013, there was no cost basis in this investment and the investment had a fair value of $1.1 million, which comprised 0.1% of Main Street's Investment Portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at cost and fair value by type of investment as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2014 and 2013 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	December 31, 2014	December 31, 2013
First lien debt	75.7%	79.0%
Equity	11.6%	10.4%
Second lien debt	10.0%	8.4%
Equity warrants	1.5%	1.9%
Other	1.2%	0.3%

	100.0%	100.0%

Fair Value:	December 31, 2014	December 31, 2013
First lien debt	66.9%	69.9%
Equity	21.9%	19.3%
Second lien debt	9.2%	7.6%
Equity warrants	1.0%	2.9%
Other	1.0%	0.3%

	100.0%	100.0%

        The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by geographic region of the United States and other countries at cost and fair value as a percentage of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments, as of December 31, 2014 and 2013 (this information excludes the Other Portfolio

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments and the External Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

Cost:	December 31, 2014	December 31, 2013
Southwest	29.6%	27.8%
Northeast	19.9%	18.0%
West	18.7%	19.1%
Southeast	15.4%	15.6%
Midwest	13.5%	15.4%
Canada	0.7%	1.2%
Other Non-United States	2.2%	2.9%

	100.0%	100.0%

Fair Value:	December 31, 2014	December 31, 2013
Southwest	33.7%	30.9%
West	20.4%	20.1%
Northeast	18.3%	17.6%
Midwest	12.7%	15.0%
Southeast	12.4%	12.6%
Canada	0.6%	1.1%
Other Non-United States	1.9%	2.7%

	100.0%	100.0%

        Main Street's LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments are in companies conducting business in a variety of industries. The following tables summarize the composition of Main Street's total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments by industry at cost and fair value

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

as of December 31, 2014 and 2013 (this information excludes the Other Portfolio investments and the External Investment Manager).

Cost:	December 31, 2014	December 31, 2013
Media	8.3%	7.8%
Energy Equipment & Services	8.3%	10.7%
Machinery	6.5%	3.3%
IT Services	5.9%	6.1%
Hotels, Restaurants & Leisure	5.6%	5.8%
Software	5.4%	3.8%
Construction & Engineering	5.3%	4.1%
Health Care Providers & Services	4.9%	5.8%
Specialty Retail	4.7%	7.2%
Diversified Telecommunication Services	4.0%	3.3%
Electronic Equipment, Instruments & Components	3.0%	2.3%
Diversified Consumer Services	2.9%	2.4%
Oil, Gas & Consumable Fuels	2.5%	3.2%
Auto Components	2.3%	1.6%
Health Care Equipment & Supplies	2.1%	1.2%
Internet Software & Services	1.9%	2.5%
Road & Rail	1.8%	2.7%
Food Products	1.8%	0.9%
Pharmaceuticals	1.8%	0.6%
Textiles, Apparel & Luxury Goods	1.3%	1.6%
Chemicals	1.3%	1.3%
Aerospace & Defense	1.2%	0.8%
Trading Companies & Distributors	1.2%	1.5%
Professional Services	1.1%	1.4%
Building Products	1.1%	1.4%
Commercial Services & Supplies	1.0%	5.1%
Distributors	1.0%	0.0%
Diversified Financial Services	1.0%	0.4%
Containers & Packaging	0.9%	1.0%
Consumer Finance	0.9%	1.1%
Other(1)	9.0%	9.1%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fair Value:	December 31, 2014	December 31, 2013
Machinery	8.1%	5.3%
Energy Equipment & Services	7.9%	10.2%
Media	7.7%	7.6%
Hotels, Restaurants & Leisure	5.6%	5.6%
Construction & Engineering	5.5%	4.6%
Software	5.5%	4.0%
IT Services	5.4%	5.6%
Specialty Retail	4.9%	6.5%
Diversified Consumer Services	4.4%	3.9%
Health Care Providers & Services	4.4%	5.6%
Diversified Telecommunication Services	3.8%	3.6%
Electronic Equipment, Instruments & Components	2.5%	2.4%
Auto Components	2.5%	1.5%
Internet Software & Services	2.3%	2.9%
Road & Rail	2.3%	3.0%
Oil, Gas & Consumable Fuels	1.9%	2.9%
Health Care Equipment & Supplies	1.9%	1.0%
Pharmaceuticals	1.7%	0.6%
Food Products	1.6%	0.8%
Paper & Forest Products	1.2%	1.3%
Textiles, Apparel & Luxury Goods	1.2%	1.4%
Chemicals	1.2%	1.2%
Aerospace & Defense	1.1%	0.7%
Trading Companies & Distributors	1.1%	1.3%
Commercial Services & Supplies	1.0%	4.6%
Professional Services	1.0%	1.2%
Distributors	1.0%	0.0%
Diversified Financial Services	1.0%	0.4%
Building Products	0.9%	1.0%
Other(1)	9.4%	9.3%

	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 1.0% of the total combined LMM portfolio investments, Middle Market portfolio investments and Private Loan portfolio investments at each date.

        At December 31, 2014 and 2013, Main Street had no portfolio investment that was greater than 10% of the Investment Portfolio at fair value.

NOTE D—WHOLLY OWNED INVESTMENT MANAGERS

  External Investment Manager

        As discussed further above in Note A.1., the External Investment Manager provides investment management and other services to External Parties. The External Investment Manager is accounted for as a portfolio investment of MSCC since the External Investment Manager conducts all of its

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investment management activities for parties outside of MSCC and its consolidated subsidiaries or their portfolio companies.

        During May 2012, Main Street entered into an investment sub-advisory agreement with HMS Adviser, LP ("HMS Adviser"), which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"), a non publicly-traded BDC whose registration statement on Form N-2 was declared effective by the SEC in June 2012, to provide certain investment advisory services to HMS Adviser. In December 2013, after obtaining required no-action relief from the SEC to allow it to own a registered investment adviser, Main Street assigned the sub-advisory agreement to the External Investment Manager since the fees received from such arrangement could otherwise have negative consequences on MSCC's ability to meet the source-of-income requirement necessary for it to maintain its RIC tax treatment. Under the investment sub-advisory agreement, the External Investment Manager is entitled to 50% of the base management fee and the incentive fees earned by HMS Adviser under its advisory agreement with HMS Income. However, Main Street and the External Investment Manager agreed to waive all such fees from the effective date of HMS Income's registration statement on Form N-2 through December 31, 2013. As a result, as of December 31, 2013, neither Main Street nor the External Investment Manager had received any base management fee or incentive fees under the investment sub-advisory agreement and neither was due any unpaid compensation for any base management fee or incentive fees under the investment sub-advisory agreement through December 31, 2013. The External Investment Manager has not waived the base management fees or incentive fees after December 31, 2013 and, as a result, began accruing such fees on January 1, 2014. During the year ended December 31, 2014, the External Investment Manager earned $2.8 million of management fees under the sub-advisory agreement with HMS Adviser.

        The investment in the External Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors. Main Street determines the fair value of the External Investment Manager using the Waterfall valuation method under the market approach (see further discussion in Note B.1.). Any change in fair value of the investment in the External Investment Manager is recognized on Main Street's statement of operations in "Net Change in Unrealized Appreciation (Depreciation)—Portfolio investments".

        The External Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. The External Investment Manager has elected to be treated as a taxable entity to enable it to receive fee income and to allow MSCC to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The taxable income, or loss, of the External Investment Manager may differ from its book income, or loss, due to temporary book and tax timing differences and permanent differences. The External Investment Manager provides for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements.

        The Internal Investment Manager provides services to the External Investment Manager and charges the expenses necessary to perform these services to the External Investment Manager generally based on a combination of the direct time spent, new investment origination activity and assets under management, depending on the nature of the expense. For the year ended December 31, 2014, the Internal Investment Manager charged $2.0 million of total expenses to the External Investment Manager.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Summarized financial information from the separate financial statements of the External Investment Manager as of December 31, 2014 and 2013 and for the year ended December 31, 2014 is as follows:

	As of December 31,	As of December 31,
	2014	2013
	(in thousands)	(in thousands)
Cash	$130	$—
Accounts receivable—HMS Income	1,120	—

Total assets	$1,250	$—

Accounts Payable to Internal Investment Manager	$699	$—
Dividend payable to MSCC	253	—
Taxes Payable	298	—
Equity	—	—

Total liabilities and equity	$1,250	$—

Year Ended Ended December 31,
2014
(in thousands)
Management fee income	$2,795
Expenses allocated from Internal Investment Manager:
Salaries, share-based compensation and other personnel costs	(1,479)
Other G&A expenses	(569)

Total allocated expenses	(2,048)
Other direct G&A expenses	(2)

Total expenses	(2,050)

Pre-tax income	745
Tax expense	(298)

Net income	$447

  Internal Investment Manager

        The Internal Investment Manager is a wholly owned subsidiary of MSCC. However, through March 31, 2013, the Internal Investment Manager was accounted for as a portfolio investment since the Internal Investment Manager is not an investment company and since it had historically conducted a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries or its portfolio companies. Effective April 1, 2013, the Internal Investment Manager was consolidated prospectively as the controlled operating subsidiary is considered to be providing substantially all of its services directly or indirectly to Main Street and its consolidated subsidiaries or their portfolio companies.

        The Internal Investment Manager receives recurring investment management and other fees, in addition to a reimbursement of certain expenses, from MSCC and certain direct and indirect wholly

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

owned subsidiaries of MSCC. Through March 31, 2013, the Internal Investment Manager also received certain management, consulting and advisory fees for providing these services to third parties.

        As of March 31, 2013 (the last date the Internal Investment Manager was considered to be a portfolio investment for accounting purposes), the fair value of the investment in the Internal Investment Manager was zero. Beginning April 1, 2013, the Internal Investment Manager was fully consolidated with MSCC and its other consolidated subsidiaries in Main Street's consolidated financial statements and, as of April 1, 2013, all assets and liabilities were included in the consolidated balance sheet at fair value.

        The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity, is not consolidated with Main Street for income tax purposes and is taxed at normal corporate tax rates based on its taxable income and, as a result of its activities, may generate income tax expense or benefit. Through March 31, 2013, the Internal Investment Manager provided for any income tax expense, or benefit, and any tax assets or liabilities in its separate financial statements. Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary and any income tax expense, or benefit, and any tax assets or liabilities are reflected in Main Street's consolidated financial statements.

        Pursuant to a historical support services agreement with MSCC, the Internal Investment Manager was reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Internal Investment Manager received from MSC II and third parties, associated with providing investment management and other services to MSCC, its subsidiaries and third parties. Through March 31, 2013, these fees paid by MSC II to the Internal Investment Manager were reflected as "Expenses reimbursed to affiliated Internal Investment Manager" on the consolidated statements of operations along with any additional net costs reimbursed by MSCC and its consolidated subsidiaries to the Internal Investment Manager pursuant to the support services agreement. Beginning April 1, 2013, the expenses of the Internal Investment Manager are included in Main Street's consolidated financial statements, after elimination of any intercompany activity, in the consolidated statements of operations as either compensation expenses or as a part of general and administrative expenses.

        In the separate stand-alone financial statements of the Internal Investment Manager as summarized below, as part of the Formation Transactions the Internal Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Internal Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Internal Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Internal Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. Through March 31, 2013, amortization expense was recorded by the Internal Investment Manager in its separate financial statements, but this amortization expense was not included in the expenses reimbursed by MSCC to the Internal Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature. Upon consolidation of the Internal Investment Manager, effective April 1, 2013, and for all periods thereafter, the effects of the intangible asset and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

related amortization expense have been fully eliminated in Main Street's consolidated financial statements.

        Summarized financial information from the separate income statement of the Internal Investment Manager through March 31, 2013 is as follows:

	Three Months Ended March 31,	Year Ended December 31,
	2013	2012
	(in thousands)
	(Unaudited)
Management fee income from MSC II	$776	$2,584
Other management advisory fees	—	283

Total income	776	2,867
Salaries, benefits and other personnel costs	(2,731)	(9,230)
Occupancy expense	(108)	(340)
Professional expenses	(77)	(129)
Amortization expense—intangible asset	(340)	(1,289)
Other expenses	(273)	(1,253)
Expense reimbursement from MSCC	2,413	8,085

Total net expenses	(1,116)	(4,156)

Net Loss	$(340)	$(1,289)

        As a result of the consolidation of the Internal Investment Manager effective April 1, 2013, beginning in the second quarter of 2013, the balance sheet and income statement accounts of the Internal Investment Manager are included in Main Street's consolidated financial statements and the "Expenses reimbursed to affiliated Internal Investment Manager" accounts included in Main Street's historical consolidated financial statements has a zero balance. In addition, as a result of the consolidation of the accounts of the Internal Investment Manager effective April 1, 2013, beginning with the second quarter of 2013, the expenses on Main Street's income statement that were included in "Expenses reimbursed to affiliated Internal Investment Manager" in prior periods are now included in "Compensation" or "General and administrative" expenses. The consolidation of the Internal Investment Manager has no net effect on net investment income or total expenses reported in any of the comparable periods presented.

        The following unaudited supplemental pro forma information has been provided for illustrative purposes only to show the effects on the individual line items in Main Street's consolidated statements of operations affected for these periods prior to consolidation of the Internal Investment Manager. Future results may vary significantly from the results reflected in the following pro forma financial information because of future events and transactions, as well as other factors. No per share amounts are shown as the consolidation of the Internal Investment Manager would not have changed any per share results. The following pro-forma information has been provided for years ended December 31,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2013 and 2012 as if the Internal Investment Manager had been consolidated as of the beginning of each period presented.

	Year Ended December 31,
	2013	2012
	(Pro-forma(1), in thousands)
Compensation	(11,291)	(9,230)
General and administrative	(5,335)	(3,769)
Expenses reimbursed to affiliated Internal Investment Manager	—	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$96,855	$104,643

(1)
Represents pro-forma information for the three months ended March 31, 2013 and actual information for the period from April 1, 2013 through December 31, 2013.

NOTE E—DEFERRED FINANCING COSTS

        Deferred financing costs balances as of December 31, 2014 and 2013 are as follows (amounts in thousands):

	As of December 31,
	2014	2013
Credit Facility Fees	$7,208	$5,366
SBIC debenture leverage fees	5,000	4,399
4.50% Notes	3,668	—
6.125% Notes	3,088	3,088
SBIC debenture commitment fees	2,048	1,800

Subtotal	21,012	14,653
Accumulated amortization	(6,462)	(4,722)

Net deferred financing costs balance	$14,550	$9,931

        Estimated aggregate amortization expense for each of the five years succeeding December 31, 2014 and thereafter is as follows (amounts in thousands):

Years Ended December 31,	Estimated Amortization
2015	$2,516
2016	$2,516
2017	$2,516
2018	$2,516
2019	$2,208
2020 and thereafter	$2,278

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE F—SBIC DEBENTURES

        SBIC debentures payable at December 31, 2014 and 2013 were $225.0 million and $200.2 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of December 31, 2014 and 2013 was 4.2% and 3.8%, respectively. Main Street issued $24.8 million of new SBIC debentures under the SBIC program in 2014 to reach the regulatory maximum amount of $225.0 million. The first principal maturity due under the existing SBIC debentures is in 2017, and the remaining weighted average duration as of December 31, 2014 was approximately 6.6 years. For the years ended December 31, 2014, 2013 and 2012, Main Street recognized interest expense attributable to the SBIC debentures of $9.5 million, $10.3 million and $11.4 million, respectively. Main Street has incurred upfront leverage and other miscellaneous fees of approximately 3.4% of the debenture principal amount. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of December 31, 2014, the recorded value of the SBIC debentures was $222.8 million which consisted of (i) $73.0 million recorded at fair value, or $2.2 million less than the $75.2 million face value of the SBIC debentures held in MSC II, and (ii) $149.8 million reported at face value and held in MSMF. As of December 31, 2014, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $192.4 million or $32.6 million less than the $225.0 million face value of the SBIC debentures.

        The maturity dates and fixed interest rates for Main Street's SBIC Debentures as of December 31, 2014 and 2013 are summarized in the following table:

Maturity Date	Fixed Interest Rate	December 31, 2014	December 31, 2013
9/1/2017	6.43%	15,000,000	15,000,000
3/1/2018	6.38%	10,200,000	10,200,000
9/1/2019	4.95%	20,000,000	20,000,000
3/1/2020	4.51%	10,000,000	10,000,000
9/1/2020	3.50%	35,000,000	35,000,000
9/1/2020	3.93%	10,000,000	10,000,000
3/1/2021	4.37%	10,000,000	10,000,000
3/1/2021	4.60%	20,000,000	20,000,000
9/1/2021	3.39%	10,000,000	10,000,000
9/1/2022	2.53%	5,000,000	5,000,000
3/1/2023	3.16%	16,000,000	16,000,000
3/1/2024	3.95%	8,000,000	8,000,000
3/1/2024	3.95%	12,000,000	12,000,000
3/1/2024	3.95%	11,400,000	11,400,000
3/1/2024	3.95%	7,600,000	7,600,000
3/1/2024	3.55%	24,800,000	—

Ending Balance		225,000,000	200,200,000

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE G—CREDIT FACILITY

        Main Street maintains the Credit Facility to provide additional liquidity to support its investment and operational activities. The Credit Facility was amended during 2014 to increase the total commitments from $445.0 million to $572.5 million, decrease the interest rate subject to Main Street maintaining an investment grade rating, increase the diversified group of lenders to fifteen lenders and extend the final maturity by one year to September 2019. The amended Credit Facility also contains an upsized accordion feature which allows Main Street to increase the total commitments under the facility up to $650.0 million from new and existing lenders on the same terms and conditions as the existing commitments.

        Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate (0.16% as of December 31, 2014) plus 2.00%, as long as Main Street maintains an investment grade rating (or 2.25% if Main Street does not maintain an investment grade rating) or (ii) the applicable base rate (Prime Rate of 3.25% as of December 31, 2014) plus 1.00%, as long as Main Street maintains an investment grade rating (or 1.25% if Main Street does not maintain an investment grade rating). Main Street pays unused commitment fees of 0.25% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the equity ownership and assets of the Funds and the External Investment Manager. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining a minimum availability of at least 10% of the borrowing base, (ii) maintaining an interest coverage ratio of at least 2.0 to 1.0, (iii) maintaining an asset coverage ratio of at least 1.5 to 1.0, and (iv) maintaining a minimum tangible net worth. The Credit Facility is provided on a revolving basis through its final maturity date in September 2019, and contains two, one-year extension options which could extend the final maturity by up to two years, subject to certain conditions, including lender approval.

        At December 31, 2014, Main Street had $218.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $6.9 million, $5.6 million and $4.2 million, respectively, for the years ended December 31, 2014, 2013 and 2012. As of December 31, 2014, the interest rate on the Credit Facility was 2.16%, and Main Street was in compliance with all financial covenants of the Credit Facility.

NOTE H—NOTES

  6.125% Notes

        In April 2013, Main Street issued $92.0 million, including the underwriters full exercise of their option to purchase additional principal amounts to cover over-allotments, in aggregate principal amount of 6.125% Notes due 2023 (the "6.125% Notes"). The 6.125% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 6.125% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 6.125% Notes mature on April 1, 2023, and may be redeemed in whole or in part at any time or from time to time at Main Street's option on or after April 1, 2018. The 6.125% Notes bear interest at a rate of 6.125% per year payable quarterly on January 1, April 1, July 1 and October 1 of each year. The total net proceeds to Main

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Street from the 6.125% Notes, after underwriting discounts and estimated offering expenses payable by Main Street, were approximately $89.0 million. Main Street has listed the 6.125% Notes on the New York Stock Exchange under the trading symbol "MSCA". Main Street may from time to time repurchase the 6.125% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2014, the outstanding balance of the 6.125% Notes was $90.8 million. Main Street recognized interest expense related to the 6.125% Notes, including amortization of deferred loan costs, of $5.9 million and $4.4 million for each of the years ended December 31, 2014 and 2013, respectively.

        The indenture governing the 6.125% Notes (the "6.125% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 6.125% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 6.125% Notes Indenture.

  4.50% Notes

        In November 2014, Main Street issued $175.0 million in aggregate principal amount of 4.50% unsecured notes due 2019 (the "4.50% Notes") at an issue price of 99.53%. The 4.50% Notes are unsecured obligations and rank pari passu with Main Street's current and future unsecured indebtedness; senior to any of its future indebtedness that expressly provides it is subordinated to the 4.50% Notes; effectively subordinated to all of its existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness, including borrowings under its Credit Facility; and structurally subordinated to all existing and future indebtedness and other obligations of any of its subsidiaries, including without limitation, the indebtedness of the Funds. The 4.50% Notes mature on December 1, 2019, and may be redeemed in whole or in part at any time at our option subject to certain make whole provisions. The 4.50% Notes bear interest at a rate of 4.50% per year payable semi-annually on June 1 and December 1 of each year. The total net proceeds from the 4.50% Notes, resulting from the issue price and after underwriting discounts and estimated offering expenses payable by us, were approximately $171.2 million. Main Street may from time to time repurchase the 4.50% Notes in accordance with the 1940 Act and the rules promulgated thereunder. As of December 31, 2014, the outstanding balance of the 4.50% Notes was $175.0 million. Main Street recognized interest expense related to the 4.50% Notes, including amortization of deferred loan costs, of $1.3 million for the year ended December 31, 2014.

        The indenture governing the 4.50% Notes (the "4.50% Notes Indenture") contains certain covenants, including covenants requiring Main Street's compliance with (regardless of whether Main Street is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring Main Street to provide financial information to the holders of the 4.50% Notes and the Trustee if Main Street ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the 4.50% Notes Indenture.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—FINANCIAL HIGHLIGHTS

	Twelve Months Ended December 31,
Per Share Data:	2014	2013	2012	2011	2010
NAV at the beginning of the period	$19.89	$18.59	$15.19	$13.06	$11.96
Net investment income(1)(3)	2.20	2.06	2.01	1.69	1.16
Net realized gain (loss)(1)(2)(3)	0.53	0.07	0.55	0.11	(0.17)
Net change in unrealized appreciation (depreciation)(1)(2)(3)	(0.27)	0.52	1.34	1.23	1.14
Income tax provision(1)(2)(3)	(0.15)	—	(0.37)	(0.27)	(0.05)
Bargain purchase gain(1)	—	—	—	—	0.30

Net increase in net assets resulting from operations(1)(3)	2.31	2.65	3.53	2.76	2.38
Dividends paid to stockholders from net investment income	(2.17)	(2.29)	(1.17)	(1.46)	(1.39)
Dividends paid to stockholders from realized gains/losses	(0.38)	(0.37)	(0.54)	(0.10)	(0.11)

Total dividends paid	(2.55)	(2.66)	(1.71)	(1.56)	(1.50)
Impact of the net change in monthly dividends declared prior to the end of the period and paid in the subsequent period	(0.01)	(0.02)	(0.02)	(0.14)	—
Accretive effect of public stock offerings (issuing shares above NAV per share)	1.07	1.13	1.33	0.74	0.49
Accretive effect of Exchange Offer	—	—	—	—	0.22
Adjustment to investment in Internal Investment Manager in connection with Exchange Offer Transactions	—	—	—	—	(0.73)
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.12	0.13	0.07	0.05	0.08
Other(4)	0.02	0.07	0.20	0.28	0.16

NAV at the end of the period	$20.85	$19.89	$18.59	$15.19	$13.06

Market value at the end of the period	$29.24	$32.69	$30.51	$21.24	$18.19
Shares outstanding at the end of the period	45,079,150	39,852,604	34,589,484	26,714,384	18,797,444

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	Twelve Months Ended December 31,
	2014	2013	2012	2011	2010
	(in thousands, except percentages)
NAV at end of period	$939,982	$792,533	$642,976	$405,711	$245,535
Average net asset value	$885,568	$706,056	$512,156	$327,386	$195,785
Average outstanding debt	$575,524	$444,331	$322,154	$277,692	$158,563
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)	5.82%	5.82%	8.18%	9.82%	8.81%
Ratio of operating expenses to average net asset value(1)	5.11%	5.82%	6.07%	7.96%	8.34%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)	2.44%	2.95%	3.03%	4.01%	3.98%
Ratio of net investment income to average net asset value(1)	10.79%	10.68%	11.57%	11.76%	9.65%
Portfolio turnover ratio	35.71%	36.10%	56.22%	30.82%	26.71%
Total investment return(3)	–3.09%	16.68%	53.60%	26.95%	23.97%
Total return based on change in net asset value(4)	12.71%	15.06%	25.73%	25.64%	26.11%

(1)
Ratios are net of the amounts attributable to the noncontrolling equity interests in MSC II for the periods prior to the completion of the Final MSC II Exchange during the first quarter of 2012.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense includes the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by Main Street's dividend reinvestment plan during the period. The return does not reflect sales load.

(4)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, divided by the beginning net asset value.

NOTE J—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        During 2014, Main Street paid supplemental dividends of $0.275 per share in each of June and December 2014, regular monthly dividends of $0.165 per share for each month of January through September 2014 and regular monthly dividends of $0.170 per share for each month of October through December 2014, with such dividends totaling $110.9 million, or $2.545 per share. The 2014 regular monthly dividends, which total $86.2 million, or $2.00 per share, represent a 7.3% increase from the monthly dividends paid per share for the year ended 2013. For tax purposes, the 2014 dividends, which included the effects of accrued dividends, total $2.55 per share and were comprised of (i) ordinary income totaling approximately $2.083 per share, (ii) long term capital gain totaling approximately $0.419 per share, and (iii) qualified dividend income totaling approximately $0.048 per share. As of December 31 2014, Main Street estimates that it has generated undistributed taxable income of approximately $46.3 million, or $1.03 per share, that will be carried forward toward distributions to be paid in 2015. For the years ended December 31, 2013 and 2012, Main Street paid total monthly dividends of approximately $96.8 million, or $2.66 per share, and $49.6 million, or $1.71 per share, respectively.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Ordinary dividend distributions from a RIC do not qualify for the reduced maximum tax rate on qualified dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital. The tax character of distributions paid for the years ended December 31, 2014, 2013 and 2012 was as follows:

	Year Ended December 31,
	2014	2013	2012
	(in thousands)
Ordinary income(1)	$91,369	$68,630	$28,440
Qualified dividends	2,106	17,058	1,663
Distributions of long term capital gains	18,502	12,507	21,073

Distributions	$111,977	$98,195	$51,176

(1)
The year ended December 31, 2014 includes $1.2 million that was reported as compensation for services for tax purposes in accordance with Section 83 of the Code.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the applicable fiscal year.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2014, 2013 and 2012.

	Year Ended December 31,
	2014	2013	2012
	(estimated, amounts in thousands)
Net increase in net assets resulting from operations	$100,748	$96,855	$104,444
Share-based compensation expense	4,215	4,210	2,565
Net realized income allocated to noncontrolling interest	—	—	(65)
Net change in unrealized appreciation (depreciation)	11,707	(18,895)	(39,460)
Income tax provision (benefit)	6,287	(35)	10,820
Pre-tax book (income) loss not consolidated for tax purposes(1)	(7,721)	(437)	(2,187)
Book income and tax income differences, including debt origination, structuring fees, dividends, realized gains and changes in estimates	(1,667)	9,128	11,540

Estimated taxable income(2)	113,569	90,826	87,657
Taxable income earned in prior year and carried forward for distribution in current year	37,046	44,415	7,934
Taxable income earned prior to period end and carried forward for distribution next period	(46,301)	(43,622)	(49,603)
Dividend payable as of period end and paid in the following period	7,663	6,576	5,188

Total distributions accrued or paid to common stockholders	$111,977	$98,195	$51,176

(1)
As discussed further in Note D, the Internal Investment Manager was consolidated effective April 1, 2013. Thus, all periods prior to this date do not include a reconciling item for the income (loss) of the Internal Investment Manager as these periods did not include the results from operations of the Internal Investment Manager in the Net increase in net assets resulting from operations.

(2)
Main Street's taxable income for each period is an estimate and will not be finally determined until the company files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements as portfolio investments and recorded at fair value. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to continue to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, and tax assets and liabilities, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, if any, and the related tax assets and liabilities, are reflected in Main Street's consolidated financial statements.

        The Internal Investment Manager currently provides investment management and other services to MSCC and its subsidiaries and receives fee income for such services. In addition, it gets reimbursed for

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the expenses it charges to the External Investment Manager (see further discussion of the Investment Managers in Note D). Beginning April 1, 2013, the Internal Investment Manager is included in Main Street's consolidated financial statements and reflected as a consolidated subsidiary. The Internal Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is not consolidated with Main Street for income tax purposes and as a result may generate income tax expense, or benefit, and tax assets and liabilities, as a result of its activities.

        The income tax expense, or benefit, and the related tax assets and liabilities generated by the Taxable Subsidiaries and the Internal Investment Manager, if any, are reflected in Main Street's Consolidated Statement of Operations. Main Street's provision for income taxes was comprised of the following for the years ended December 31, 2014, 2013 and 2012 (amounts in thousands):

	Year Ended December 31,
	2014	2013	2012
Current tax expense:
Federal	$734	$1,153	$168
State	847	591	1,059

Total current tax expense	1,581	1,744	1,227
Deferred tax expense (benefit):
Federal	2,515	(2,822)	7,828
State	759	(769)	174

Total deferred tax expense (benefit)	3,274	(3,591)	8,002
Excise tax	1,432	1,812	1,591

Total income tax provision (benefit)	$6,287	$(35)	$10,820

        As of December 31, 2014, the cost of investments for federal income tax purposes was $1.5 billion, with such investments having a gross unrealized appreciation of $201.5 million and gross unrealized depreciation of $92.2 million.

        The net deferred tax liability at December 31, 2014 and 2013 was $9.2 million and $5.9 million, respectively, primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards (primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and the operating activities of the Internal Investment Manager), basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes and excess deductions resulting from the restricted stock plans (see further discussion in Note M). During the year ended December 31, 2013, capital loss carryforwards totaling approximately $2.8 million were fully utilized. Due to the consolidation of the Internal Investment Manager (see further discussion in Note D) on April 1, 2013, the Company recorded a deferred tax asset of $2.2 million through additional paid-in capital relating to the prior periods through March 31, 2013.

        In accordance with the realization requirements of ASC 718, Compensation—Stock Compensation, Main Street uses tax law ordering when determining when tax benefits related to equity compensation greater than equity compensation recognized for financial reporting should be realized. For the years ended December 31, 2014 and 2013, Main Street realized a $1.0 million and $0.6 million, respectively, increase to paid-in-capital due to tax deductions related to equity compensation greater than equity compensation recognized for financial reporting. Additional paid-in capital increases of $1.8 million will

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

be recognized in future periods when such tax benefits are ultimately realized by reducing taxes payable.

        Management believes that the realization of the deferred tax assets is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax assets at December 31, 2014 and 2013. The following table sets forth the significant components of net deferred tax assets and liabilities as of December 31, 2014 and 2013 (amounts in thousands):

	Year Ended December 31,
	2014	2013
Deferred tax assets:
Net operating loss carryforwards	$11,066	$13,417
Net basis differences in portfolio investments	657	115

Total deferred tax assets	11,723	13,532

Deferred tax liabilities:
Net unrealized appreciation of portfolio investments	(20,820)	(19,465)
Other	(117)	(7)

Total deferred tax liabilities	(20,937)	(19,472)

Total net deferred tax assets (liabilities)	$(9,214)	$(5,940)

        For federal income tax purposes, the net loss carryforwards expire in various years from 2029 through 2034. The timing and manner in which Main Street will utilize any net loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

NOTE K—COMMON STOCK

        During April 2014, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $31.50 per share, resulting in total gross proceeds of approximately $144.9 million, less underwriters' commissions of approximately $5.1 million and other expenses of approximately $0.2 million.

        In August 2013, Main Street completed a follow-on public equity offering of 4,600,000 shares of common stock, including the underwriters' full exercise of their option to purchase 600,000 additional shares, at a price to the public of $29.75 per share, resulting in total gross proceeds of approximately $136.9 million, less (i) underwriters' commissions of approximately $5.1 million and (ii) offering costs of approximately $0.3 million.

        In December 2012, Main Street completed a follow-on public equity offering of 2,875,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $28.00 per share, resulting in total gross proceeds of approximately $80.5 million, less (i) underwriters' commissions of approximately $3.2 million and (ii) offering costs of approximately $0.2 million.

        In June 2012, Main Street completed a follow-on public equity offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(i) underwriters' commissions of approximately $3.9 million and (ii) offering costs of approximately $0.2 million.

NOTE L—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. The share requirements of the DRIP may be satisfied through the issuance of shares of common stock or through open market purchases of common stock. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan for their clients.

        For the year ended December 31, 2014, $17.4 million of the total $110.9 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 468,417 newly issued shares and with the purchase of 85,754 shares of common stock in the open market. For the year ended December 31, 2013, $17.5 million of the total $96.8 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 433,218 newly issued shares and with the purchase of 134,659 shares of common stock in the open market. For the year ended December 31, 2012, $10.4 million of the total $49.6 million in dividends paid to stockholders represented DRIP participation. During this period, the DRIP participation requirements were satisfied with the issuance of 349,960 newly issued shares and with the purchase of 63,416 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE M—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes the fair value of the awards as share-based compensation expense over the requisite service period, which is generally the vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares generally vest over a four-year period from the grant date. The fair value is expensed over the service period, starting on the grant date. The following table summarizes the restricted stock issuances

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

approved by Main Street's Board of Directors, net of shares forfeited, and the remaining shares of restricted stock available for issuance as of December 31, 2014.

Restricted stock authorized under the plan	2,000,000
Less net restricted stock (granted)/forfeited on:
July 1, 2008	(245,645)
July 1, 2009	(98,993	)(1)
July 1, 2010	(149,357)
June 20, 2011	(116,909	)(1)
June 20, 2012	(130,196	)(1)
Quarter ended December 31, 2012	(12,476)
Quarter ended March 31, 2013	(725	)(1)
Quarter ended June 30, 2013	(236,852	)(1)
Quarter ended September 30, 2013	(12,688	)(1)
Quarter ended December 31, 2013	(61	)(1)
Quarter ended March 31, 2014	(397)
Quarter ended June 30, 2014	(209,130	)(1)
Quarter ended September 30, 2014	(13,570)

Restricted stock available for issuance as of December 31, 2014	773,001

(1)
Shares indicated are net of forfeited shares

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares are granted upon appointment or election to the board and vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over such service period.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)
June 13, 2013	(4,304)
August 6, 2013	(980)
May 29, 2014	(4,775)

Restricted stock available for issuance as of December 31, 2014	140,207

        For the years ended December 31, 2014, 2013 and 2012, Main Street recognized total share-based compensation expense of $4.2 million, $4.2 million and $2.6 million, respectively, related to the restricted stock issued to Main Street employees and independent directors. In August 2013, the Board accelerated the vesting of all of the unvested shares of restricted stock previously granted to and held by Main Street's retiring Executive Vice-Chairman under the 2008 Equity Incentive Plan. The accelerated vesting of these 55,597 shares resulted in share-based compensation expense of $1.3 million

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

during the year ended December 31, 2013. Excluding the expense associated with the accelerated vesting of these shares, the total share-based compensation expense for the year ended December 31, 2013 was $2.9 million. As of December 31, 2014, there was $10.9 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.8 years as of December 31, 2014.

NOTE N—COMMITMENTS AND CONTINGENCIES

        At December 31, 2014, Main Street had a total of $131.4 million in outstanding commitments comprised of (i) 26 investments with commitments to fund revolving loans that had not been fully drawn or term loans with additional commitments not yet funded and (ii) six investments with capital commitments that had not been fully called.

        Main Street may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise. Furthermore, third parties may try to impose liability on Main Street in connection with the activities of its portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, Main Street does not expect any current matters will materially affect its financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on Main Street's financial condition or results of operations in any future reporting period.

NOTE O—SELECTED QUARTERLY DATA (UNAUDITED)

	2014
	(amounts in thousands)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$30,776	$34,877	$36,351	$38,759
Net investment income	$20,739	$23,578	$24,887	$26,332
Net increase in net assets resulting from operations	$27,234	$29,950	$21,569	$21,995
Net investment income per share-basic and diluted	$0.52	$0.53	$0.55	$0.59
Net increase in net assets resulting from operations per share-basic and diluted	$0.68	$0.68	$0.48	$0.49

	2013
	(amounts in thousands)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$25,644	$27,800	$29,659	$33,394
Net investment income	$17,283	$17,833	$17,477	$22,830
Net increase in net assets resulting from operations	$23,629	$24,004	$28,054	$21,168
Net investment income per share-basic and diluted	$0.50	$0.51	$0.47	$0.57
Net increase in net assets resulting from operations share-basic and diluted	$0.68	$0.69	$0.76	$0.53

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

	2012
	(amounts in thousands)
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$20,559	$20,842	$22,954	$26,165
Net investment income	$12,849	$12,826	$15,522	$18,128
Net increase in net assets resulting from operations attributable to common stock	$23,784	$24,153	$31,967	$24,486
Net investment income per share-basic and diluted	$0.48	$0.47	$0.49	$0.56
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.89	$0.88	$1.01	$0.76

NOTE P—RELATED PARTY TRANSACTIONS

        As discussed further above, the External Investment Manager is treated as a wholly owned portfolio company of Main Street and is included as part of our Investment Portfolio. At December 31, 2014, Main Street had a receivable of $1.0 million due from the External Investment Manager which included approximately $0.7 million related to operating expenses incurred by the Internal Investment Manager required to support the External Investment Manager's business, along with dividends declared but not paid by the External Investment Manager of approximately $0.3 million.

        In June 2013, Main Street adopted a deferred compensation plan for the non-employee members of its board of directors, which allows the directors at their option to defer all or a portion of the fees paid for their services as directors and have such deferred fees paid in shares of Main Street common stock within 90 days following the termination of a participant's service as a director. As of December 31, 2014, $0.6 million of directors' fees had been deferred under this plan. These deferred fees represented 18,672 shares of Main Street common shares. These shares will not be issued or included as outstanding on the consolidated statement of changes in net assets until each applicable participant's end of service as a director, but are included in operating expenses and weighted average shares outstanding on Main Street's consolidated statement of operations as earned.

NOTE Q—SUBSEQUENT EVENTS

        In January 2015, Main Street led a new portfolio investment totaling $45.0 million of invested capital in Volusion, LLC ("Volusion"), with Main Street funding $31.5 million of the investment. The proceeds of the investment were used to provide capital to fund Volusion's near-term growth opportunities. Main Street's investment in Volusion included a combination of first-lien, senior secured term debt with equity warrant participation and a direct equity investment. In addition, Main Street and its co-investor are providing Volusion a commitment for up to $10.0 million of additional capital to support its future growth opportunities. Headquartered in Austin, Texas, and founded in 1999, Volusion provides an online software-as-a-service solution for its customers' e-Commerce stores and activities.

        In January 2015, Main Street participated in a new portfolio investment totaling $24.0 million of invested capital in Berry Aviation, Inc. ("Berry"), with its portion of the funding being $6.4 million, and including $6.0 million of secured subordinated term debt and a $0.4 million equity investment for a minority equity ownership position in Berry. Main Street and its co-investors partnered to facilitate a minority recapitalization of Berry and to support its growth initiatives. Headquartered in San Marcos, Texas, Berry is a full service aviation business that provides air carrier and concierge services to both private sector and public clients, including the United States Department of Defense ("U.S. DOD") and other governmental agencies.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

        During February 2015, Main Street declared regular monthly dividends of $0.175 per share for each of April, May and June 2015. These regular monthly dividends equal a total of $0.525 per share for the second quarter of 2015. The second quarter 2015 regular monthly dividends represent a 6.1% increase from the dividends declared for the second quarter of 2014. Including the dividends declared for the second quarter of 2015, Main Street will have paid $14.27 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders'
Main Street Capital Corporation

        We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation (a Maryland corporation) and subsidiaries (the "Company") referred to in our report dated February 27, 2015, which is included in the annual report on Form 10-K. Our audits of the basic consolidated financial statements included the financial statement schedule listed in the index appearing under Item 15(2), which is the responsibility of the Company's management. In our opinion, this financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Dallas, Texas
February 27, 2015

Schedule 12-14

MAIN STREET CAPITAL CORPORATION

Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2014

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2013 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2014 Value
Control Investments
ASC Interests, LLC	11% Secured Debt	386	3,434	66	500	3,000
	Member Units	105	1,500	470	—	1,970

Bond-Coat, Inc.	12% Secured Debt	1,766	14,750	46	1,226	13,570
	Common Stock	—	8,850	2,360	—	11,210

Café Brazil, LLC	Member Units	942	6,770	210	—	6,980

California Healthcare Medical	9% Secured Debt	933	8,103	635	35	8,703
Billing, Inc.	Warrants	—	3,380	100	—	3,480
	Common Stock	—	1,560	—	100	1,460

CBT Nuggets, LLC	Member Units	3,763	16,700	10,500	—	27,200

Ceres Management, LLC	14% Secured Debt	606	4,000	—	84	3,916
(Lambs Tire & Automotive)	Class B Member Units	461	3,586	462	—	4,048
	Member Units	—	1,190	1,320	—	2,510
	9.5% Secured Debt	95	1,017	—	49	968
	Member Units	52	1,060	180	—	1,240

Datacom, LLC	10.5% Secured Debt	891	—	11,103	—	11,103
	Member Units	—	—	6,030	—	6,030

Garreco, LLC	14% Secured Debt	819	5,693	27	400	5,320
	Member Units	45	1,200	160	—	1,360

GRT Rubber Technologies LLC	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt	230	—	16,585	—	16,585
	Member Units	—	—	13,065	—	13,065

Gulf Manufacturing, LLC	9% PIK Secured Debt	69	919	—	175	744
	Member Units	1,744	13,220	3,320	—	16,540

Harrison Hydra-Gen, Ltd.	12% Secured Debt	744	4,896	1,160	569	5,487
	Preferred Stock	93	1,167	93	—	1,260
	Common Stock	—	1,340	490	—	1,830

Hawthorne Customs and	Member Units	—	440	—	70	370
Dispatch Services, LLC	Member Units	173	2,050	170	—	2,220

Hydratec, Inc.	Common Stock	768	13,720	—	—	13,720

IDX Broker, LLC	LIBOR Plus 6.50% (Floor 1.50%), Current Coupon 8.00%, Secured Debt	1	—	125	—	125
	12.5% Secured Debt	1,361	10,467	104	—	10,571
	Member Units	—	5,029	421	—	5,450

Impact Telecom, Inc.	LIBOR Plus 6.50% (Floor 2.00%), Current Coupon 8.50%, Secured Debt	182	1,568	1	—	1,569
	13% Secured Debt	3,792	14,690	825	—	15,515
	Warrants	—	8,760	—	4,600	4,160

Indianapolis Aviation	15% Secured Debt	612	3,550	67	517	3,100
Partners, LLC	Warrants	—	2,200	340	—	2,540

Jensen Jewelers of	Prime Plus 6.75% (Floor 3.25%),	423	4,255	25	625	3,655
Idaho, LLC	Current Coupon 10.00%, Secured Debt Member Units	271	3,310	270	—	3,580

Lighting Unlimited, LLC	8% Secured Debt	129	1,676	—	126	1,550
	Preferred Equity	—	470	—	31	439
	Warrants	—	30	10	—	40
	Member Units	80	250	110	—	360

Marine Shelters Holdings, LLC	12% Secured Debt	1,283	10,076	36	—	10,112
(LoneStar Marine Shelters)	Preferred Member Units	—	3,750	—	—	3,750

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2013 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2014 Value
Mid-Columbia Lumber	10% Secured Debt	177	1,750	—	—	1,750
Products, LLC	12% Secured Debt	495	3,900	—	—	3,900
	Member Units	1,225	8,280	1,900	—	10,180
	9.5% Secured Debt	91	972	—	45	927
	Member Units	12	440	110	—	550

MSC Adviser I, LLC(16)	Member Units	447	1,064	14,516	—	15,580

Mystic Logistics, Inc	12% Secured Debt	569	—	9,790	—	9,790
	Common Stock	—	—	2,720	—	2,720

NAPCO Precast, LLC	Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt	184	—	1,265	640	625
	Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt	273	5,673	—	2,750	2,923
	18% Secured Debt	825	4,468	22	22	4,468
	Member Units	958	5,920	1,640	—	7,560

NRI Clinical Research, LLC	14% Secured Debt	736	4,226	657	104	4,779
	Warrants	—	440	—	280	160
	Member Units	—	870	342	490	722

NRP Jones, LLC	12% Secured Debt	1,675	12,100	208	718	11,590
	Warrants	—	1,420	—	450	970
	Member Units	—	5,050	—	1,860	3,190

OMi Holdings, Inc.	Common Stock	480	13,420	—	—	13,420

Pegasus Research Group, LLC	15% Secured Debt	324	4,791	31	4,822	—
(Televerde)	Member Units	373	4,860	1,000	—	5,860

PPL RVs, Inc.	11.1% Secured Debt	906	7,860	21	21	7,860
	Common Stock	—	7,990	170	—	8,160

Principle Environmental, LLC	12% Secured Debt	661	3,506	743	189	4,060
	12% Current / 2% PIK Secured Debt	537	4,656	—	1,412	3,244
	Preferred Member Units	—	4,180	7,650	—	11,830
	Warrants	—	2,620	—	1,900	720

River Aggregates, LLC	Zero Coupon Secured Debt	—	421	47	—	468
	12% Secured Debt	109	500	—	—	500
	Member Units	192	—	2,570	—	2,570
	Member Units	—	369	—	—	369

SoftTouch Medical Holdings LLC	LIBOR Plus 9.00% (Floor 1.00%), Current Coupon 10.00%, Secured Debt	233	—	8,417	—	8,417
	Member Units	—	—	5,015	—	5,015

Southern RV, LLC	13% Secured Debt	1,530	11,239	161	—	11,400
	Member Units	662	1,680	3,240	—	4,920
	13% Secured Debt	436	3,204	46	—	3,250
	Member Units	—	480	—	10	470

The MPI Group, LLC	9% Secured Debt	329	5,480	1,444	4,200	2,724
	Series A Preferred Units	—	—	2,300	1,320	980
	Warrants	—	—	2,192	2,192	—
	Member Units	26	—	2,300	—	2,300

Travis Acquisition LLC	12% Secured Debt	1,023	9,025	175	4,507	4,693
	Member Units	—	7,100	6,550	—	13,650

Uvalco Supply, LLC	9% Secured Debt	178	2,175	—	373	1,802
	Member Units	248	3,730	—	230	3,500

Vision Interests, Inc.	13% Secured Debt	435	3,158	13	17	3,154
	Series A Preferred Stock	—	1,510	1,740	—	3,250
	Common Stock	—	—	100	—	100

Ziegler's NYPD, LLC	Prime Plus 2.00% (Floor 7.00%), Current Coupon 9.00%, Secured Debt	81	1,000	491	—	1,491
	9% Current / 9% PIK Secured Debt	510	4,820	60	—	4,880
	Warrants	—	—	—	—	—

Other
Income from investments transferred from other 1940 Act classification during the year		363	—	—	—	—

		40,122	356,973	150,532	37,659	469,846

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2013 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2014 Value
Affiliate Investments
AFG Capital Group, LLC	11% Secured Debt	214	—	6,465	—	6,465
	Warrants	—	—	259	—	259
	Member Units	—	—	1,200	—	1,200

American Sensor Technologies, Inc.	Warrants	—	10,100	—	10,100	—

Boss Industries, LLC	Preferred Member Units	—	—	2,000	—	2,000

Bridge Capital Solutions	13% Secured Debt	806	4,799	1,038	—	5,837
Corporation	Warrants	—	530	180	—	710

Brightwood Capital Fund III, LP(12)(13)	LP Interests	570	—	15,469	7,021	8,448

CAI Software LLC	12% Secured Debt	259	—	5,348	—	5,348
	Member Units	—	—	654	—	654

Condit Exhibits, LLC	12% Secured Debt	73	3,750	—	3,750	—
	Warrants	—	540	—	540	—
	Member Unit	20	—	610	—	610

Congruent Credit Opportunities	LP Interests	1,500	22,692	594	4,908	18,378
Funds(12)(13)	LP Interests	20	4,128	4,314	708	7,734

Daseke, Inc.	12% Current / 2.5% PIK Secured Debt	3,159	19,828	895	—	20,723
	Common Stock	—	11,689	2,091	—	13,780

Dos Rios Partners(12)(13)	LP Interests	23	1,269	1,056	—	2,325
	LP Interests	8	403	335	—	738

East Teak Fine Hardwoods, Inc.	Common Stock	116	450	410	—	860

East West Copolymer &	12% Secured Debt	369	—	9,436	—	9,436
Rubber, LLC	Warrants	—	—	50	—	50

Freeport Financial SBIC Fund LP(12)(13)	LP Interests	536	1,618	3,059	—	4,677

Gault Financial, LLC	10% Secured Debt	1,994	10,550	1,001	769	10,782
(RMB Capital, LLC)	Warrants	—	—	—	—	—

Glowpoint, Inc.	8% Secured Debt	5	294	251	149	396
	12% Secured Debt	1,144	8,892	17	—	8,909
	Common Stock	—	10,235	158	1,913	8,480

Guerdon Modular Holdings, Inc.	11% Secured Debt	558	—	11,044	—	11,044
	Common Stock	—	—	2,400	—	2,400

Houston Plating and Coatings, LLC	Member Units	528	9,160	2,310	—	11,470

Indianhead Pipeline Services, LLC	12% Secured Debt	1,035	7,800	131	1,306	6,625
	Preferred Member Units	114	1,832	128	—	1,960
	Warrants	—	470	—	470	—
	Member Units	—	530	—	530	—

irth Solutions, LLC	Member Units	343	3,300	660	—	3,960

KBK Industries, LLC	12.5% Secured Debt	1,083	9,000	21	771	8,250
	Member Units	267	5,740	380	—	6,120

L.F. Manufacturing Holdings, LLC(10)	Member Units	929	2,035	356	17	2,374

MPS Denver, LLC	8% PIK Secured Debt	—	750	—	750	—
	13% PIK Secured Debt	—	8,365	2,423	10,788	—
	Member Units	—	—	1,130	—	1,130

OnAsset Intelligence, Inc.	12% PIK Secured Debt	1,071	1,788	1,765	—	3,553
	Preferred Stock	132	2,602	132	34	2,700
	Warrants	—	370	132	502	—

OPI International Ltd.(13)	Common Stock	—	4,971	—	—	4,971

PCI Holding Company, Inc.	12% Current / 4% PIK Secured Debt	730	4,449	1,191	5,640	—
	Preferred Stock	411	3,311	1,119	—	4,430

Quality Lease and Rental	8% Secured Debt	—	—	330	173	157
Holdings, LLC	12% Secured Debt	3	20,000	3	8,503	11,500
	Preferred Member Units	—	—	—	—	—

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2013 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2014 Value
Radial Drilling Services Inc.	12% Secured Debt	677	3,626	166	—	3,792
	Warrants	—	—	—	—	—

Samba Holdings, Inc.	12.5% Secured Debt	2,239	11,453	16,000	1,035	26,418
	Common Stock	—	4,510	1,520	—	6,030

Spectrio LLC	LIBOR Plus 7.50%, Current Coupon 8.50%, Secured	1,737	17,878	374	18,252	—
	Warrants	—	3,850	—	3,850	—

SYNEO, LLC	12% Secured Debt	547	4,238	37	1,601	2,674
	Member Units	88	740	61	—	801
	10% Secured Debt	147	1,414	1	—	1,415

Texas Reexcavation LC	12% Current / 3% PIK Secured Debt	917	6,082	240	6,322	—
	Class A Member Units	—	3,270	—	3,270	—

Tin Roof Acquisition Company	12% Secured Debt	1,538	10,785	3,076	—	13,861
	Class C Preferred Stock	213	2,027	214	—	2,241

Other
Income from investments transferred from other 1940 Act classification during the year		28

		26,151	268,113	104,234	93,672	278,675

  This schedule should be read in conjunction with Main Street's consolidated financial statements, including the consolidated schedule of investments and notes to the consolidated financial statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the consolidated schedule of investments.

(2)
Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the year, any income related to the time period it was in the category other than the one shown at year end is included in "Income from investments transferred from Control during the year" or "Income from investments transferred from Affiliate during the year".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Up to 1,000,000 Shares

Common Stock

PROSPECTUS SUPPLEMENT

GOLDMAN, SACHS & CO.

RAYMOND JAMES

BAIRD

November 24, 2015